UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York			10019-6114
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-882 5000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2009

Item 1.  Reports to Stockholders.

UBS PACE Select Advisors Trust

Annual Report

July 31, 2009

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and schedules of investments

UBS PACE Money Market Investments	5

UBS PACE Government Securities Fixed Income Investments	14

UBS PACE Intermediate Fixed Income Investments	28

UBS PACE Strategic Fixed Income Investments	41

UBS PACE Municipal Fixed Income Investments	61

UBS PACE Global Fixed Income Investments	74

UBS PACE High Yield Investments	86

UBS PACE Large Co Value Equity Investments	100

UBS PACE Large Co Growth Equity Investments	110

UBS PACE Small/Medium Co Value Equity Investments	122

UBS PACE Small/Medium Co Growth Equity Investments	134

UBS PACE International Equity Investments	146

UBS PACE International Emerging Markets Equity Investments	159

UBS PACE Global Real Estate Securities Investments	171

UBS PACE Alternative Strategies Investments	180

Understanding your Portfolio's expenses	210

Statement of assets and liabilities	216

Statement of operations	224

Statement of changes in net assets	228

Financial highlights	235

Notes to financial statements	288

Report of independent registered public accounting firm	331

General information	333

Board approval of certain investment advisory agreements	334

Trustees and officers	350

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a Portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a Portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

UBS PACE Select Advisors Trust

Introduction

September 21, 2009

Dear UBS PACESM Shareholder,

We are pleased to provide you with the annual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio and commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2009. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Market review

The 12-month reporting period was marked by some of the most challenging economic and market conditions in a generation. The bursting of the housing bubble, a severe credit crunch, lower business and consumer spending and surging unemployment caused the US economy to weaken significantly, with US gross domestic product ("GDP") declining in each quarter of the reporting period.

Following the conclusion of the reporting period, however, signs of recovery were seen to be emerging. The Federal Reserve Board issued a statement on August 12, 2009 acknowledging that the economy had stabilized. In that statement, it wrote that it expects the US economy to remain weak for a time, noting that "economic activity is leveling out," and adding that "conditions in financial markets have improved further in recent weeks".

Economic growth outside the US was also poor during the reporting period. According to forecasts by the Organization for Economic Cooperation and Development ("OECD"), world economic growth is expected to contract 2.2% in 2009. From a regional perspective, Eurozone GDP declined 4.8% during the first quarter, while Japan's economy shrank 14.2% over the same period. However, as 2009 progressed, there were indications that the recession in the global economy was nearing a bottom. Accordingly, the OECD forecasts a rebound in world economic growth, projecting a 2.3% expansion in 2010.

Despite a strong finish, global equities perform poorly

In the equity markets, the reporting period was a study in contrasts. After a small gain in August 2008, stock prices declined during five of the next six months through February 2009. This was due to a number of factors, including the rapidly weakening global economy, turmoil in the financial markets, frozen credit conditions, a lack of liquidity and plunging corporate profits. However, after reaching a 12-year low on March 9, 2009, stock prices in the US rallied sharply given expectations that the worst of the global recession may be over. From its March low through July 31, 2009, the S&P 500 Index1 gained more than 45%. However, this was not enough to overcome the market's earlier weakness, and, all told, the S&P 500 Index declined 19.96% during the 12 months ended July 31, 2009.

The international equity markets delivered similar results. During the first seven months of the reporting period, both the equities of international developed markets (as measured by MSCI EAFE Index (net)2) and

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS PACE Select Advisors Trust

emerging markets (as measured by the MSCI Emerging Markets Index3) were extremely weak. The impressive rally that began in mid-March was not enough to make up for the severity of the earlier decline, however, and international developed equity markets fell 22.60%, while emerging markets equities declined 16.57% during the reporting period as a whole.

Bonds significantly outperform stocks

The extreme shift in market sentiment was also evident in the fixed income markets. During much of the first half of the reporting period, heightened risk caused US investors to flock to the relative safety of short-term Treasury securities, causing their yields to fall and their prices to rise. In contrast, the spread sectors (that is, non-Treasury sectors) performed poorly. However, as the reporting period progressed, risk aversion abated and investors shunned Treasuries in favor of what they viewed as attractively valued and higher-yielding spread sectors.

During the 12 months ended July 31, 2009, the overall US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 7.85%. Turning to the riskier fixed income asset classes, high yield bonds and emerging markets debt generated extremely strong performance during the second half of the reporting period. This more than offset their earlier weakness, as the Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 4.17% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 gained 4.24% during the 12-month reporting period.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America and the Pacific Basin. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

5  The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The Index is market weighted, so that larger bond issuers have a greater effect on the Index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

UBS PACE Select Advisors Trust

Looking for signs of a sustained recovery

As the reporting period demonstrated, the financial markets can experience periods of extreme volatility and unnerve even the most experienced investor. However, there are increasing signs that the severe global recession may be bottoming. In addition, the financial markets have largely stabilized following the extreme turmoil in 2008. Despite this, there could be periods of heightened volatility going forward as incoming economic data from around the globe is scrutinized. As always, it is important to work closely with a professional financial advisor. He or she can proactively monitor your investment portfolio and help you remain focused on your long-term financial goals. We appreciate your continued support.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head—Americas, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2009. The views expressed in the Advisor and Sub-Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor and/or sub-advisors. Sub-advisors' comments on Portfolios that have more than one sub-advisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 21, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio returned 0.81% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 0.70%). In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 0.65%, and the Lipper Money Market Funds category posted a median return of 0.77%. (Returns over various time periods are shown in the "Performance at a glance" table on page 8. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Advisor's Comments

Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Portfolio in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Portfolio's new subscriptions in shorter-dated money market securities maturing within one to three months.

At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Portfolio is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Portfolio highly diversified.

In terms of the securities that we emphasized, at the beginning of the reporting period, the Portfolio held a significant exposure to commercial paper and US government and agency obligations. As the period continued, we increased the Portfolio's exposure to asset-backed commercial paper. This move followed measures taken by the Federal Reserve Board to improve the liquidity of asset-backed commercial paper in response to the turmoil in the credit markets. In addition, we increased the Portfolio's exposure to US government and agency obligations, while decreasing exposure to certificates of deposit and repurchase agreements over the period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

A Note about the Temporary Guarantee Program for Money Market Funds

Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the "Program"). The Portfolio participated in the Program from the Program's inception in the fall of 2008 until it expired on September 18, 2009. Under the Program, the US Treasury guaranteed the share price of any publicly offered eligible money market mutual fund that applied and was accepted into it. Shareholders in money market funds enrolled in the Program were covered for the amounts they held as of the close of business on September 19, 2008 until September 18, 2009. The Portfolio did not encounter circumstances triggering a need to invoke the guarantee provided by the Program.

The Portfolio has maintained its net asset value ("NAV") of $1.00 per share* throughout the recent unprecedented turmoil and has continued to meet its stated goal, which is to provide current income consistent with preservation of capital and liquidity. We were pleased to have the Portfolio participate in the Program to provide an added level of protection for covered shareholders, until it expired. We want to reassure shareholders of the following:

•  The Portfolio holds very high-quality assets. While we consider rating agencies' credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Portfolio in the volatile environment that prevailed during the reporting period.

•  UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for more than 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

When the Program was introduced, it had an initial termination date of December 18, 2008. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended twice—first through April 30, 2009, and then, finally, through September 18, 2009. The Portfolio paid additional fees calculated on the same basis, but at the rate of 0.015% for each of the two extension election periods, to continue to participate through September 18, 2009. This cost was absorbed by the Portfolio as a fund expense.

The Portfolio's yield did decline during the coverage period as a result of the Program participation fees through September 18, 2009.

*  An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Comparison of change in value of a $10,000 investment in the Portfolio and the 90-Day US T-Bill Index (unaudited)

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2009. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE Select program fee[1]	0.81%	2.94%	2.92%
UBS PACE Money Market Investments after deducting maximum UBS PACE Select program fee[1]	(0.70)%	1.41%	1.38%
90-Day US T-Bill Index[2]	0.65%	3.00%	3.04%
Lipper Money Market Funds median	0.77%	2.81%	2.77%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2009, after deduction of the maximum UBS PACE Select program fee, were as follows: 1-year period, (0.53)%; 5-year period, 1.42%; 10-year period, 1.42%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2009 was 0.01% (without maximum UBS PACE Select program fee and after fee waivers and/or expense reimbursements; the yield was (0.05)% before fee waivers and/or expense reimbursements). With the maximum UBS PACE Select program fee, the 7-day current yield was (1.49)% after fee waivers and/or expense reimbursements; the yield was (1.55)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE Select program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$530.0
Number of holdings	92
Weighted average maturity	45 days
Portfolio composition[1]	07/31/09
Commercial paper	39.7%
US government and agency obligations	31.5
Repurchase agreements	14.1
Certificates of deposit	10.0
Short-term corporate obligations	3.2
Bank notes	2.5
Money market fund	1.9
Other assets less liabilities	(2.9)
Total	100.0%
Top 10 holdings[1]	07/31/09
Repurchase agreement with Deutsche Bank Securities, 0.190% due 08/03/09	9.2%
Repurchase agreement with Barclays Bank PLC, 0.180% due 08/03/09	4.7
Federal National Mortgage Association, 0.300% due 08/24/09	2.8
US Treasury Bills, 0.285% due 10/29/09	2.3
Federal Home Loan Bank, 0.650% due 09/10/09	1.9
Federal Home Loan Mortgage Corp., 0.620% due 08/03/09	1.9
Thames Asset Global Securitization No.1, 0.280% due 08/07/09	1.9
Federal Home Loan Mortgage Corp., 0.215% due 08/28/09	1.9
Federal Home Loan Bank, 0.210% due 08/17/09	1.9
Dexia Delaware LLC, 0.290% due 08/13/09	1.9
Total	30.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
US government and agency obligations—31.50%
Federal Home Loan Bank 0.476%, due 08/13/09[1]	$5,000,000	$5,000,000
0.210%, due 08/17/09[2]	10,000,000	9,999,067
0.210%, due 08/21/09[2]	10,000,000	9,998,833
0.650%, due 09/10/09[1]	10,000,000	10,004,552
0.220%, due 09/28/09[2]	5,000,000	4,998,228
0.320%, due 12/21/09[2]	3,000,000	2,996,213
0.520%, due 06/01/10	3,000,000	2,999,083
Federal Home Loan Mortgage Corp.* 0.620%, due 08/03/09[1]	10,000,000	10,000,000
0.570%, due 08/17/09[2]	5,000,000	4,998,733
0.215%, due 08/28/09[1]	10,000,000	9,999,425
4.125%, due 11/30/09	7,000,000	7,042,350
0.350%, due 02/16/10[2]	5,000,000	4,990,326
0.520%, due 07/16/10[2]	5,000,000	4,974,794
Federal National Mortgage Association* 0.410%, due 08/03/09[1]	7,000,000	7,000,000
0.300%, due 08/24/09[2]	15,000,000	14,997,125
0.400%, due 10/13/09[1]	5,000,000	5,000,000
0.250%, due 10/26/09[2]	5,000,000	4,997,014
0.250%, due 11/16/09[2]	10,000,000	9,992,570
0.530%, due 12/21/09[2]	5,000,000	4,989,547
US Treasury Bills 0.180%, due 09/24/09[2]	10,000,000	9,997,300
0.285%, due 10/29/09[2,3]	12,000,000	11,991,545
0.235%, due 11/19/09[2]	10,000,000	9,992,820
Total US government and agency obligations (cost—$166,959,525)		166,959,525
Bank notes—2.54%
Banking-US—2.54%
Bank of America N.A. 1.207%, due 08/06/09[1]	5,000,000	5,000,000
HSBC Bank USA, Inc. 3.875%, due 09/15/09	2,470,000	2,471,632
Wells Fargo Bank N.A. 0.389%, due 08/19/09[1]	4,000,000	4,000,000
Westpac Banking Corp. 0.593%, due 08/14/09[1]	2,000,000	2,000,000
Total bank notes (cost—$13,471,632)		13,471,632
Certificates of deposit—10.03%
Banking-non-US—9.09%
Bank of Nova Scotia 0.430%, due 11/17/09	1,600,000	1,597,936
1.100%, due 05/11/10	1,600,000	1,600,000
BNP Paribas 0.500%, due 11/25/09	3,000,000	3,000,000
Calyon N.A., Inc./New York 0.330%, due 11/02/09	5,000,000	5,000,000
0.530%, due 12/18/09	2,000,000	2,000,000

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Canadian Imperial Bank of Commerce/Canada 0.250%, due 09/03/09	$4,250,000	$4,250,000
Lloyds TSB Bank PLC 0.460%, due 10/19/09	5,700,000	5,700,000
Natixis 0.650%, due 10/09/09	6,000,000	6,000,000
Rabobank Nederland NV 0.520%, due 12/07/09	1,000,000	1,000,000
Royal Bank of Canada 0.280%, due 08/24/09	5,000,000	5,000,000
Societe Generale 0.500%, due 02/01/10	2,000,000	2,000,000
Svenska Handelsbanken 0.350%, due 08/24/09	5,000,000	5,000,000
Toronto-Dominion Bank 1.150%, due 08/20/09	5,000,000	5,000,390
0.520%, due 01/25/10	1,000,000	1,000,343
		48,148,669
Banking-US—0.94%
Bank of America N.A. 0.400%, due 09/10/09	5,000,000	5,000,000
Total certificates of deposit (cost—$53,148,669)		53,148,669
Commercial paper[2]—39.68%
Asset backed-banking—0.94%
Atlantis One Funding 0.400%, due 09/09/09	5,000,000	4,997,833
Asset backed-miscellaneous—18.65%
Amsterdam Funding Corp. 0.320%, due 08/10/09	5,000,000	4,999,600
0.360%, due 09/18/09	5,000,000	4,997,600
Barton Capital LLC 0.250%, due 08/07/09	2,876,000	2,875,880
Chariot Funding LLC 0.250%, due 08/13/09	1,438,000	1,437,880
0.230%, due 08/25/09	5,000,000	4,999,234
Enterprise Funding Co. LLC 0.310%, due 10/05/09	5,000,000	4,997,202
Kitty Hawk Funding Corp. 0.380%, due 09/18/09	7,541,000	7,537,179
Market Street Funding LLC 0.350%, due 08/17/09	5,000,000	4,999,222
Ranger Funding Co. LLC 0.400%, due 08/18/09	8,000,000	7,998,489
0.300%, due 10/13/09	5,000,000	4,996,958
Regency Markets No. 1 LLC 0.280%, due 08/20/09	5,000,000	4,999,261
Sheffield Receivables Corp. 0.250%, due 08/25/09	5,000,000	4,999,167

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Thames Asset Global Securitization No. 1 0.280%, due 08/07/09	$10,000,000	$9,999,533
Variable Funding Capital Corp. 0.280%, due 09/09/09	4,000,000	3,998,787
0.350%, due 09/28/09	10,000,000	9,994,361
Windmill Funding Corp. 0.260%, due 08/10/09	5,000,000	4,999,675
Yorktown Capital LLC 0.350%, due 10/09/09	5,000,000	4,996,646
0.300%, due 10/13/09	5,000,000	4,996,958
		98,823,632
Asset backed-securities—1.89%
Clipper Receivables Co. LLC 0.170%, due 08/03/09	5,000,000	4,999,953
0.300%, due 08/03/09	5,000,000	4,999,917
		9,999,870
Banking-non-US—1.51%
Dnb NOR ASA 1.000%, due 08/04/09	3,000,000	2,999,750
Svenska Handelsbanken 0.540%, due 08/05/09	5,000,000	4,999,700
		7,999,450
Banking-US—13.39%
ANZ (Delaware), Inc. 0.500%, due 08/10/09	5,000,000	4,999,375
Calyon N.A., Inc. 0.400%, due 09/01/09	5,000,000	4,998,278
0.540%, due 01/19/10	2,000,000	1,994,870
Danske Corp. 0.270%, due 08/03/09	3,000,000	2,999,955
0.310%, due 08/17/09	5,000,000	4,999,311
0.350%, due 10/09/09	5,000,000	4,996,646
Deutsche Bank Financial LLC 0.300%, due 10/27/09	2,000,000	1,998,550
Dexia Delaware LLC 0.290%, due 08/13/09	10,000,000	9,999,034
ING (US) Funding LLC 0.250%, due 08/11/09	4,000,000	3,999,722
0.400%, due 08/17/09	5,000,000	4,999,111
0.400%, due 09/02/09	5,000,000	4,998,222
Morgan (J.P.) Chase Funding, Inc. 0.310%, due 09/03/09	10,000,000	9,997,158
Natexis Banques Populaires US Finance Co. LLC 0.260%, due 08/31/09	5,000,000	4,998,917
Societe Generale N.A., Inc. 0.600%, due 08/06/09	5,000,000	4,999,583
		70,978,732

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Brokerage—0.94%
RBS Holdings USA, Inc. 0.160%, due 08/03/09	$5,000,000	$4,999,956
Finance-captive automotive—0.57%
Toyota Motor Credit Corp. 0.280%, due 08/12/09	3,000,000	2,999,743
Food/beverage—0.28%
Nestle Capital Corp. 0.650%, due 02/16/10	1,500,000	1,494,610
Pharmaceuticals—1.51%
Pfizer, Inc. 0.230%, due 08/20/09	5,000,000	4,999,393
0.320%, due 11/03/09	3,000,000	2,997,493
		7,996,886
Total commercial paper (cost—$210,290,712)		210,290,712
Short-term corporate obligations—3.17%
Banking-non-US—1.32%
Lloyds TSB Group PLC 1.286%, due 08/07/09[1,4]	5,000,000	5,000,000
Nordea Bank AB 0.717%, due 09/24/09[1,4]	2,000,000	2,000,000
		7,000,000
Banking-US—1.47%
HSBC Bank USA, Inc. 0.925%, due 10/14/09[1]	4,000,000	4,000,000
Wells Fargo & Co. 0.782%, due 09/23/09[1]	3,800,000	3,802,304
		7,802,304
Finance-noncaptive consumer—0.38%
General Electric Capital Corp. 0.580%, due 10/20/09[1]	2,000,000	1,999,363
Total short-term corporate obligations (cost—$16,801,667)		16,801,667
Repurchase agreements—14.13%
Repurchase agreement dated 07/31/09 with Barclays Bank PLC, 0.180% due 08/03/09, collateralized by $25,534,000 Federal Home Loan Bank obligations, zero coupon due 01/08/10; (value—$25,500,806); proceeds: $25,000,375	25,000,000	25,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/09 with Deutsche Bank Securities, 0.190% due 08/03/09, collateralized by $40,000,000 Federal Home Loan Bank obligations, 3.000% due 06/11/10, $6,631,000 Federal National Mortgage Association obligations, 6.125% due 08/17/26 and $6,603,000 Resolution Funding Principal Strips, zero coupon due 04/15/30; (value—$49,980,300); proceeds: $49,000,776	$49,000,000	$49,000,000
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $882,425 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$882,336); proceeds: $865,001	865,000	865,000
Total repurchase agreements (cost—$74,865,000)		74,865,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—1.87%
Money market fund—1.87%
UBS Private Money Market Fund LLC[5] (cost—$9,894,000)	9,894,000	$9,894,000
Total investments (cost—$545,431,205 which approximates cost for federal income tax purposes)— 102.92%		545,431,205
Liabilities in excess of other assets—(2.92)%		(15,472,696)
Net assets (applicable to 529,948,181 shares of beneficial interest outstanding equivalent to $1.00 per share)— 100.00%		$529,958,509

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2009, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

3  Security, or portion thereof, was on loan at July 31, 2009.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.32% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$0	$151,079,000	$141,185,000	$9,894,000	$5,504

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$166,959,525	$—	$166,959,525
Bank notes	—	13,471,632	—	13,471,632
Certificates of deposit	—	53,148,669	—	53,148,669
Commercial paper	—	210,290,712	—	210,290,712
Short-term corporate obligations	—	16,801,667	—	16,801,667
Repurchase agreements	—	74,865,000	—	74,865,000
Investment of cash collateral from securities loaned	—	9,894,000	—	9,894,000
Total	$—	$545,431,205	$—	$545,431,205

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	86.7%
Canada	3.4
France	3.3
United Kingdom	2.9
Sweden	2.2
Norway	0.5
Japan	0.5
Switzerland	0.3
Netherlands	0.2
Total	100.0%

Weighted average maturity—45 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares returned 9.27% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 7.65%). In comparison, the Barclays Capital US Mortgage-Backed Securities Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) (the "benchmark") returned 10.43%, and the Lipper US Mortgage Funds category posted a median return of 7.58%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 17. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period in a difficult market environment. During the first half of the reporting period, a shorter-than-benchmark duration hurt relative performance, as did a longer-than-benchmark duration in the second half of the reporting period, as 10-year Treasury yields rose to an eight-month high. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the Portfolio.)

Positioning the Portfolio to benefit from a steepening yield curve helped performance, on both an absolute and a relative basis. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.) Our focus on securities with shorter maturities added to returns as investors flocked to these securities, following concerns that increases in the money supply could lead to inflation over the longer term.

An overweight to agency-guaranteed, AAA-rated mortgage-backed securities ("MBS") helped

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

performance during the reporting period.1 During this time, MBS outperformed Treasuries, and posted their eighth consecutive month of relative outperformance in July. The Federal Reserve introduced its MBS Purchase Program to provide support to mortgage and housing markets and to foster improved conditions in financial markets. The program has compressed MBS spreads—that is, the difference between the yields paid on these securities versus those paid on Treasuries—to narrower levels.

The Portfolio's exposure to nonagency mortgages detracted from relative performance during the second half of 2008, as a flight to quality amidst financial volatility drove prices down. While the prices of adjustable-rate mortgage-backed securities recovered somewhat in December, the sector detracted from the Portfolio's performance overall. In addition, the Portfolio's exposure to commercial MBS detracted from returns during the second half of 2008, as credit spreads widened during that time.

1  AAA is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Barclays Capital US Mortgage-Backed Securities Index (unaudited)

The graph depicts the performance of UBS PACE Government Securities Fixed Income Investments Class P shares versus the Barclays Capital US Mortgage-Backed Securities Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	9.09%	4.92%	N/A	5.00%
maximum sales charge	Class B3	8.16%	4.11%	N/A	4.69%
or UBS PACE Select	Class C4	8.45%	4.37%	N/A	4.82%
program fee	Class Y5	9.29%	5.22%	N/A	5.32%
	Class P6	9.27%	5.15%	6.00%	6.03%
After deducting	Class A2	4.15%	3.96%	N/A	4.43%
maximum sales charge	Class B3	3.16%	3.77%	N/A	4.69%
or UBS PACE Select	Class C4	7.70%	4.37%	N/A	4.82%
program fee	Class P6	7.65%	3.58%	4.43%	4.45%
Barclays Capital US Mortgage-Backed Securities Index[7]		10.43%	5.97%	6.45%	6.49%
Lipper US Mortgage Funds median[8]		7.58%	3.98%	4.90%	4.91%
Lipper Intermediate US Government Funds median[8]		6.88%	4.43%	5.41%	5.41%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 2.44%; 5-year period, 3.88%; since inception, 4.32%; Class B—1-year period, 1.44%; 5-year period, 3.70%; since inception, 4.58%; Class C—1-year period, 5.97%; 5-year period, 4.32%; since inception, 4.72%; Class Y—1-year period, 7.46%; 5-year period, 5.16%; since inception, 5.21%; Class P—1-year period, 5.93%; 5-year period, 3.53%; 10-year period, 4.22%; since inception, 4.39%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.07% and 1.02%; Class B—1.84% and 1.77%; Class C—1.63% and 1.52%; Class Y—0.85% and 0.77%; and Class P—0.85% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2009 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the Portfolio's ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77% and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Mortgage-Backed Securities Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages and Graduated Equity Mortgages are excluded. The average-weighted life is approximately eight years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

8  On February 9, 2009, Lipper changed the peer group classification for UBS PACE Government Securities Fixed Income Investments from Lipper Intermediate US Government Funds category to the Lipper US Mortgage Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Weighted average duration	2.5	yrs.
Weighted average maturity	2.9	yrs.
Average coupon	4.42%
Average quality[1]	AAA
Net assets (mm)	$576.3
Number of holdings	450
Portfolio composition[2]	07/31/09
Bonds	130.4%
Options, futures and swaps	(0.2)
Investments sold short	(20.1)
Cash equivalents and other assets less liabilities	(10.1)
Total	100.0%
Asset allocation[2]	07/31/09
US government agency mortgage pass-through certificates	110.6%
Collateralized mortgage obligations	14.2
Asset-backed securities	5.2
Corporate notes	0.3
Stripped mortgage-backed securities	0.1
Options, futures and swaps	(0.2)
Investments sold short	(20.1)
Cash equivalents and other assets less liabilities	(10.1)
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Government national mortgage association certificates—13.73%
GNMA 4.500%, due 05/15/39	$6,999,303	$7,063,581
6.000%, due 10/15/31	5,737	6,085
6.000%, due 03/15/34	6,910	7,300
6.000%, due 08/15/34	10,687	11,289
6.000%, due 02/15/36	14,720	15,487
6.000%, due 04/15/36	12,735	13,398
6.000%, due 07/15/36	200,488	210,934
6.000%, due 07/15/37	3,943,491	4,146,488
6.000%, due 11/15/37	1,301,803	1,368,816
6.000%, due 03/15/38	481,963	506,697
6.000%, due 05/15/38	3,974,354	4,178,431
6.000%, due 07/15/38	354,047	372,322
6.000%, due 08/15/38	2,100,505	2,208,304
6.000%, due 09/15/38	2,732,174	2,872,391
6.000%, due 10/15/38	1,620,259	1,703,411
6.000%, due 11/15/38	434,725	457,035
6.000%, due 02/15/39	470,402	494,544
6.500%, due 01/15/36	48,210	51,398
6.500%, due 09/15/36	1,335,481	1,423,809
6.500%, due 02/15/37	70,057	74,657
6.500%, due 01/15/38	53,327	56,804
6.500%, due 06/15/38	183,005	194,938
6.500%, due 07/15/38	829,233	883,523
6.500%, due 11/15/38	49,753	52,997
7.500%, due 08/15/21	7,013	7,788
7.500%, due 09/15/23	1,030	1,147
8.000%, due 02/15/23	1,879	2,120
8.250%, due 04/15/19	491,723	544,133
10.500%, due 02/15/19	31,637	35,501
10.500%, due 06/15/19	38,389	43,078
10.500%, due 07/15/19	78,574	88,171
10.500%, due 07/15/20	3,903	4,302
10.500%, due 08/15/20	37,626	42,211
10.500%, due 09/15/20	3,699	4,150
11.500%, due 05/15/19	3,546	4,032
GNMA II 9.000%, due 04/20/25	28,923	33,159
9.000%, due 12/20/26	8,043	9,208
9.000%, due 01/20/27	13,248	15,151
9.000%, due 06/20/30	1,681	1,935
9.000%, due 09/20/30	1,332	1,533
9.000%, due 10/20/30	8,736	10,055
9.000%, due 11/20/30	29,772	34,267
GNMA II ARM 4.125%, due 11/20/21	35,957	36,728
4.125%, due 11/20/22	71,900	72,883
4.125%, due 12/20/24	1,248	1,267
4.125%, due 10/20/25	37,457	37,956
4.125%, due 12/20/25	8,075	8,179
4.125%, due 10/20/26	25,207	25,598
4.125%, due 12/20/26	34,134	34,653

Security description	Face amount	Value
Government national mortgage association certificates—(concluded)
4.125%, due 11/20/27	$102,657	$103,887
4.125%, due 12/20/27	11,938	12,122
4.125%, due 10/20/29	17,917	18,193
4.125%, due 10/20/30	40,905	41,877
4.250%, due 02/20/28	5,153	5,226
4.375%, due 01/20/23	140,257	142,609
4.375%, due 03/20/23	68,992	70,219
4.375%, due 01/20/24	181,686	184,879
4.375%, due 01/20/25	16,656	16,982
4.375%, due 02/20/25	41,389	42,122
4.375%, due 03/20/25	61,662	63,163
4.375%, due 03/20/26	31,536	32,077
4.375%, due 01/20/27	213,266	216,603
4.375%, due 02/20/27	22,717	23,155
4.375%, due 01/20/28	24,581	25,005
4.375%, due 02/20/28	13,636	13,870
4.500%, due 01/20/18	204,907	209,616
4.500%, due 03/20/25	29,872	30,817
4.625%, due 07/20/17	13,764	14,079
4.625%, due 09/20/21	196,458	201,011
4.625%, due 08/20/25	45,395	46,466
4.625%, due 09/20/25	54,927	56,214
4.625%, due 08/20/26	57,531	58,902
4.625%, due 09/20/26	8,936	9,167
4.625%, due 07/20/27	22,560	23,094
4.625%, due 08/20/27	53,789	55,183
4.625%, due 07/20/30	300,146	308,269
4.625%, due 08/20/30	222,633	228,558
5.375%, due 04/20/18	17,874	18,463
5.375%, due 05/20/21	8,199	8,509
5.375%, due 06/20/22	180,883	186,102
5.375%, due 04/20/24	209,444	215,561
5.375%, due 05/20/25	143,261	147,756
5.375%, due 06/20/25	37,548	39,105
5.375%, due 04/20/26	296,136	304,437
5.375%, due 06/20/26	138,766	142,718
5.375%, due 04/20/27	79,722	82,019
5.375%, due 04/20/30	57,896	59,637
5.375%, due 05/20/30	1,181,857	1,218,215
5.500%, due 05/20/18	7,985	8,233
5.500%, due 06/20/19	52,356	54,481
5.500%, due 06/20/30	25,564	26,421
GNMA TBA 4.000%, TBA	15,000,000	14,692,968
4.500%, TBA	1,000,000	1,007,188
5.000%, TBA	20,000,000	20,531,240
5.500%, TBA	7,700,000	7,981,527
6.000%, TBA	600,000	629,813
Total government national mortgage association certificates (cost—$77,375,525)		79	,081,602

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Federal home loan mortgage corporation certificates*—33.64%
FHLMC 4.000%, due 06/01/39[1]	$7,999,999	$7,838,871
4.000%, due 07/01/39[1]	8,000,000	7,838,872
5.000%, due 11/01/36	11,957,208	12,272,591
5.500%, due 02/01/33	2,282,960	2,376,809
5.500%, due 12/01/33	623,778	649,421
5.500%, due 12/01/34	697,877	726,130
5.500%, due 06/01/36	6,928,214	7,204,365
5.500%, due 12/01/36	2,798,852	2,903,414
5.500%, due 03/01/37	1,461,585	1,515,503
5.500%, due 07/01/37	2,134,726	2,213,477
5.500%, due 12/01/37	3,384,289	3,509,135
5.500%, due 02/01/38	12,104,158	12,550,683
5.500%, due 08/01/38	4,515,379	4,681,698
5.500%, due 12/01/38	2,613,845	2,710,123
6.000%, due 07/01/37	562,564	590,174
6.000%, due 07/01/38	357,359	374,877
6.000%, due 09/01/38	8,016,389	8,409,363
6.000%, due 10/01/38	9,465,609	9,929,626
6.000%, due 12/01/38	8,300,388	8,707,285
6.000%, due 02/01/39	3,137,138	3,290,925
6.000%, due 03/01/39	4,860,159	5,098,411
7.000%, due 08/01/25	1,693	1,869
7.500%, due 10/01/17	3,365	3,759
8.000%, due 03/01/13	57,719	64,490
9.000%, due 02/01/10	112	117
9.000%, due 04/01/25	39,659	40,305
9.750%, due 11/01/16	11,203	11,395
10.500%, due 11/01/20	3,256	3,281
11.000%, due 05/01/11	2,940	3,121
11.000%, due 03/01/13	516	546
11.000%, due 07/01/15	135	137
11.000%, due 09/01/15	1,899	2,150
11.000%, due 10/01/15	512	556
11.000%, due 12/01/15	7,838	8,700
11.000%, due 04/01/19	5,098	5,905
11.000%, due 06/01/19	451	522
11.000%, due 08/01/20	55	64
11.000%, due 09/01/20	2,315	2,660
11.500%, due 05/01/10	1,715	1,774
11.500%, due 11/01/10	4,028	4,229
11.500%, due 09/01/14	533	554
11.500%, due 01/01/16	2,959	3,424
11.500%, due 01/01/18	9,890	11,445
11.500%, due 05/01/19	5,012	5,441
11.500%, due 06/01/19	20,971	24,658
FHLMC ARM 3.575%, due 07/01/28	272,172	274,206
3.988%, due 11/01/29	721,247	734,746
4.044%, due 11/01/27	193,496	195,298
4.055%, due 04/01/29	369,955	377,969
4.060%, due 06/01/28	590,845	603,316
4.082%, due 11/01/25	438,820	444,311
4.102%, due 12/01/29	166,923	169,086

Security description	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
4.114%, due 01/01/29	$321,235	$325,405
4.240%, due 07/01/24	376,637	381,984
4.319%, due 10/01/23	197,174	201,003
4.345%, due 01/01/28	106,582	108,302
4.361%, due 10/01/27	453,508	464,601
4.767%, due 10/01/27	489,080	499,592
5.091%, due 10/01/29	19,763	20,050
5.375%, due 01/01/30	39,220	39,674
FHLMC TBA 5.000%, TBA	29,900,000	30,572,750
5.500%, TBA	47,000,000	48,674,375
6.000%, TBA	4,000,000	4,191,248
Total federal home loan mortgage corporation certificates (cost—$191,403,060)		193,870,771
Federal housing administration certificates—0.25%
FHA GMAC 7.400%, due 02/01/21	538,014	527,254
7.480%, due 04/01/19	14,808	14,808
FHA Reilly 6.896%, due 07/01/20	910,384	892,176
Total federal housing administration certificates (cost—$1,466,549)		1,434,238
Federal national mortgage association certificates*—62.93%
FNMA 4.000%, due 05/01/24[1]	2,982,327	3,014,353
4.000%, due 06/01/24[1]	12,904,372	13,042,948
4.000%, due 07/01/24[1]	4,039,958	4,083,341
4.500%, due 11/01/20	758,920	787,229
4.500%, due 04/01/21	13,055	13,423
4.500%, due 12/01/21	24,407	25,096
4.500%, due 07/01/22	287,298	295,350
4.500%, due 11/01/22	87,611	90,878
4.500%, due 01/01/23	139,596	143,508
4.500%, due 02/01/23	50,184	51,591
4.500%, due 03/01/23	2,444,979	2,510,841
4.500%, due 04/01/23	802,297	824,783
4.500%, due 05/01/23	1,409,520	1,449,023
4.500%, due 07/01/23	334,934	344,321
4.500%, due 08/01/23	22,334	22,960
4.500%, due 11/01/23	198,524	204,088
4.500%, due 01/01/24	325,338	334,424
4.500%, due 02/01/24	639,146	657,001
4.500%, due 03/01/24	3,758,444	3,863,402
4.500%, due 05/01/24	1,103,806	1,134,632
4.500%, due 06/01/24	83,903	86,246
4.500%, due 07/01/39[1]	6,999,997	7,046,946
5.000%, due 04/01/21[1]	819,114	855,043

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.000%, due 05/01/21[1]	$1,814,088	$1,893,660
5.000%, due 11/01/21[1]	718,488	750,003
5.000%, due 12/01/21[1]	214,028	223,416
5.000%, due 01/01/22[1]	114,335	119,211
5.000%, due 02/01/22[1]	726,171	755,527
5.000%, due 03/01/22[1]	27,760	28,883
5.000%, due 05/01/22[1]	1,115,998	1,161,295
5.000%, due 06/01/22[1]	19,841	20,643
5.000%, due 07/01/22[1]	395,838	411,840
5.000%, due 11/01/22[1]	144,438	150,277
5.000%, due 12/01/22[1]	121,687	126,606
5.000%, due 01/01/23[1]	1,556,196	1,618,943
5.000%, due 01/01/23	27,561	28,676
5.000%, due 02/01/23[1]	1,632,892	1,698,046
5.000%, due 03/01/23[1]	549,565	571,577
5.000%, due 06/01/23[1]	863,455	897,908
5.000%, due 09/01/23[1]	1,800,583	1,873,373
5.000%, due 02/01/24[1]	3,382,641	3,519,388
5.000%, due 12/01/33[1]	6,592,983	6,786,865
5.000%, due 06/01/35[1]	78,896,359	81,038,967
5.000%, due 05/01/37[1]	1,000,000	1,024,501
5.000%, due 03/01/38[1]	16,631,551	17,038,105
5.000%, due 04/01/38[1]	1,224,641	1,254,578
5.000%, due 07/01/38[1]	1,896,260	1,942,614
5.000%, due 11/01/38[1]	747,000	765,261
5.500%, due 05/01/14[1]	2,763	2,918
5.500%, due 06/01/17[1]	120,903	123,820
5.500%, due 01/01/18[1]	9,943	10,519
5.500%, due 11/01/18[1]	362,200	383,184
5.500%, due 07/01/19[1]	71,479	75,397
5.500%, due 06/01/20[1]	73,746	77,604
5.500%, due 07/01/20[1]	55,376	58,273
5.500%, due 10/01/20[1]	63,765	67,100
5.500%, due 12/01/20[1]	521,874	549,174
5.500%, due 01/01/21[1]	127,378	133,719
5.500%, due 02/01/21[1]	270,271	283,648
5.500%, due 03/01/21[1]	941,663	988,273
5.500%, due 04/01/21[1]	574,394	602,826
5.500%, due 05/01/21[1]	235,013	246,644
5.500%, due 06/01/21[1]	1,332,332	1,398,279
5.500%, due 07/01/21[1]	616,298	646,851
5.500%, due 08/01/21[1]	78,276	82,151
5.500%, due 03/01/22[1]	51,938	54,468
5.500%, due 05/01/22[1]	821,463	861,482
5.500%, due 06/01/22[1]	32,142	33,708
5.500%, due 09/01/22[1]	797,311	836,153
5.500%, due 10/01/22[1]	54,871	57,544
5.500%, due 12/01/22[1]	63,976	67,093
5.500%, due 04/01/23[1]	22,836	23,949
5.500%, due 05/01/23[1]	399,434	418,871
5.500%, due 06/01/23[1]	324,730	340,531
5.500%, due 08/01/23[1]	789,313	827,766
5.500%, due 09/01/23[1]	7,000,001	7,340,626
5.500%, due 10/01/23[1]	39,248	41,158

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.500%, due 02/01/32	$80,648	$84,140
5.500%, due 11/01/32	1,259,588	1,311,762
5.500%, due 01/01/33	701,634	730,696
5.500%, due 02/01/33	381,890	397,470
5.500%, due 06/01/33	130,068	135,374
5.500%, due 09/01/33	431,738	449,351
5.500%, due 10/01/33	715,223	744,401
5.500%, due 11/01/33	177,476	184,717
5.500%, due 12/01/33	2,476,484	2,578,619
5.500%, due 01/01/34	255,487	265,910
5.500%, due 04/01/34	625,971	651,117
5.500%, due 07/01/34	425,625	442,989
5.500%, due 11/01/34	2,001,852	2,082,269
5.500%, due 01/01/35	349,686	363,515
5.500%, due 02/01/37	354,155	367,386
5.500%, due 03/01/37	377,958	392,078
5.500%, due 04/01/37	858,796	890,880
5.500%, due 05/01/37	1,593,808	1,653,350
5.500%, due 06/01/37	399,310	414,228
5.500%, due 07/01/37	1,462,030	1,516,649
5.500%, due 08/01/37	6,249,515	6,500,567
5.500%, due 10/01/37	851,638	883,455
5.500%, due 11/01/37	434,770	451,013
5.500%, due 12/01/37	3,884,487	4,029,607
5.500%, due 01/01/38	3,378,769	3,504,996
5.500%, due 02/01/38	3,693,473	3,830,860
5.500%, due 03/01/38	5,065,596	5,253,764
5.500%, due 04/01/38	2,843,688	2,949,321
5.500%, due 05/01/38	983,684	1,020,224
5.500%, due 06/01/38	2,152,060	2,232,819
5.500%, due 07/01/38	473,542	491,133
5.500%, due 08/01/38	81,424	84,449
5.500%, due 09/01/38	2,813,569	2,918,083
5.500%, due 11/01/38	300,000	311,144
6.000%, due 01/01/23	1,117,870	1,186,589
6.000%, due 11/01/26	413,631	437,784
6.000%, due 01/01/32	93,879	99,381
6.000%, due 04/01/32	119,983	126,902
6.000%, due 09/01/32	87,809	92,873
6.000%, due 10/01/32	107,843	114,062
6.000%, due 12/01/32	183,903	194,509
6.000%, due 01/01/33	304,448	322,006
6.000%, due 02/01/33	230,103	243,122
6.000%, due 06/01/33	262,480	277,330
6.000%, due 07/01/33	169,070	178,636
6.000%, due 10/01/33	169,021	178,584
6.000%, due 11/01/33	521,624	551,137
6.000%, due 02/01/34	1,745,622	1,844,385
6.000%, due 05/01/34	121,093	127,736
6.000%, due 09/01/34	330,448	348,576
6.000%, due 11/01/34	165,125	174,184
6.000%, due 01/01/35	784,461	826,965
6.000%, due 02/01/35	681,305	717,663
6.000%, due 04/01/35	8,488	8,932

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 05/01/35	$763,649	$803,774
6.000%, due 06/01/35	198,234	208,613
6.000%, due 07/01/35	1,586,318	1,669,376
6.000%, due 08/01/35	479,518	504,625
6.000%, due 09/01/35	474,965	499,834
6.000%, due 01/01/36	404,865	426,063
6.000%, due 06/01/36	83,616	87,864
6.000%, due 07/01/36	417,722	438,941
6.000%, due 09/01/36	676,936	711,322
6.000%, due 11/01/36	419,855	441,183
6.000%, due 12/01/36	1,358,128	1,427,116
6.000%, due 01/01/37	386,298	405,920
6.000%, due 04/01/37	520,266	546,206
6.000%, due 05/01/37	938,564	985,360
6.000%, due 06/01/37	680,296	714,215
6.000%, due 07/01/37	294,376	309,329
6.000%, due 08/01/37	767,053	805,297
6.000%, due 09/01/37	192,964	202,584
6.000%, due 11/01/37	845,543	887,700
6.000%, due 01/01/38	31,426	32,993
6.000%, due 03/01/38	506,251	531,226
6.000%, due 08/01/38	232,946	244,439
6.000%, due 09/01/38	10,325,373	10,837,560
6.000%, due 10/01/38	124,887	131,048
6.000%, due 11/01/38	4,000,001	4,197,337
6.500%, due 09/01/12	3,943	4,199
6.500%, due 12/01/12	11,284	12,017
6.500%, due 01/01/13	2,902	3,096
6.500%, due 02/01/13	15,591	16,604
6.500%, due 03/01/13	19,221	20,470
6.500%, due 04/01/13	1,952	2,079
6.500%, due 06/01/13	35,590	37,970
6.500%, due 07/01/13	7,886	8,412
6.500%, due 08/01/13	8,070	8,609
6.500%, due 09/01/13	37,609	40,122
6.500%, due 10/01/13	18,216	19,435
6.500%, due 11/01/13	36,230	38,652
6.500%, due 07/01/19	105,183	113,935
6.500%, due 09/01/36	6,323,704	6,774,777
6.500%, due 10/01/36	2,640,939	2,829,318
6.500%, due 11/01/36	137,770	147,597
6.500%, due 05/01/37	43,256	46,321
6.500%, due 08/01/37	4,012,799	4,297,154
6.500%, due 11/01/37	5,393,981	5,776,209
7.500%, due 10/01/26	3,481	3,866
7.500%, due 11/01/26	28,609	31,742
8.000%, due 11/01/26	45,048	49,785
8.500%, due 09/01/25	90,000	100,208
9.000%, due 10/01/19	25,205	27,606
9.000%, due 02/01/26	34,081	37,471
9.250%, due 04/01/10	1,964	1,997
9.250%, due 05/01/14	376	379
9.500%, due 12/01/09	561	569
10.000%, due 08/01/19	23,194	25,636

Security description	Face amount	Value
Federal national mortgage association certificates*—(concluded)
10.500%, due 02/01/12	$494	$535
10.500%, due 07/01/13	984	1,039
10.500%, due 09/01/15	10,474	11,654
10.500%, due 08/01/20	1,511	1,678
10.500%, due 04/01/22	2,234	2,472
11.000%, due 07/01/13	1,727	1,760
11.000%, due 10/01/15	3,997	4,457
11.000%, due 11/01/15	9,245	9,424
11.000%, due 02/01/16	1,759	1,793
FNMA ARM 2.539%, due 03/01/44	1,019,593	1,015,316
2.750%, due 10/01/26	892,765	899,072
3.255%, due 02/01/29	8,399	8,490
3.816%, due 02/01/26	77,044	78,137
4.369%, due 02/01/30	78,607	80,539
4.580%, due 09/01/15	134,834	135,959
4.645%, due 07/01/30	27,857	28,111
4.773%, due 12/01/27	54,117	54,677
4.902%, due 05/01/30	128,784	130,743
5.095%, due 09/01/26	73,334	75,027
5.136%, due 03/01/25	383,247	394,572
6.365%, due 11/01/23	6,703	6,833
FNMA TBA 4.000%, TBA	12,000,000	11,765,626
4.500%, TBA	6,000,000	6,159,372
5.000%, TBA	2,600,000	2,660,125
5.500%, TBA	23,000,000	23,826,574
6.000%, TBA	11,000,000	11,578,123
6.500%, TBA	12,900,000	13,794,938
Total federal national mortgage association certificates (cost—$354,126,054)		362,638,217
Collateralized mortgage obligations—14.19%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21 5.382%, due 11/25/35	2,900,945	2,143,140
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414%, due 09/10/47	1,700,000	1,436,111
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.250%, due 10/25/33[2]	3,515,987	3,051,287
Series 2004-AC3, Class A2 5.500%, due 06/25/34[2]	3,459,369	2,876,108
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class A4 5.405%, due 12/11/40	8,000,000	7,916,815
Series 2006-PW13, Class A4 5.540%, due 09/11/41	5,600,000	5,211,827

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Chevy Chase Funding LLC, Series 2004-1, Class A1 0.565%, due 01/25/35[3,4]	$298,851	$207,250
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 0.415%, due 05/25/48[3,4]	2,300,704	836,725
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.499%, due 05/20/46[3]	4,690,576	2,291,625
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467%, due 09/15/39	7,000,000	5,358,175
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.863%, due 04/25/11	612,946	668,632
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	93,164	100,766
Series 0159, Class H 4.500%, due 09/15/21	22,842	22,855
Series 1003, Class H 1.063%, due 10/15/20[3]	103,163	102,765
Series 1349, Class PS 7.500%, due 08/15/22	4,927	5,323
Series 1502, Class PX 7.000%, due 04/15/23	718,145	756,582
Series 1534, Class Z 5.000%, due 06/15/23	351,356	355,654
Series 1573, Class PZ 7.000%, due 09/15/23	120,962	130,639
Series 1658, Class GZ 7.000%, due 01/15/24	61,033	65,491
Series 1694, Class Z 6.500%, due 03/15/24	486,511	523,023
Series 1775, Class Z 8.500%, due 03/15/25	12,238	13,337
Series 2411, Class FJ 0.638%, due 12/15/29[3]	89,177	87,607
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	314,295	350,635
Trust 1988-007, Class Z 9.250%, due 04/25/18	279,453	307,792
Trust 1992-074, Class Z 8.000%, due 05/25/22	1,138	1,239
Trust 1992-129, Class L 6.000%, due 07/25/22	17,657	18,372
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	48,002	52,247

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Trust 1993-037, Class PX 7.000%, due 03/25/23	$685,366	$748,234
Trust 1993-240, Class Z 6.250%, due 12/25/13	2,696	2,855
Trust 1993-250, Class Z 7.000%, due 12/25/23	24,780	26,490
Trust 2007-114, Class A6 0.485%, due 10/27/37[3]	5,000,000	4,550,000
Trust G92-040, Class ZC 7.000%, due 07/25/22	66,134	72,150
Trust G94-006, Class PJ 8.000%, due 05/17/24	83,584	91,838
GNMA REMIC, Trust 2000-009, Class FH 0.788%, due 02/16/30[3]	66,728	66,657
Greenwich Capital Acceptance, Inc., Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.785%, due 12/26/36[3,4]	4,768,415	4,124,679
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.605%, due 02/25/35[3]	1,459,737	733,944
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.785%, due 06/27/37[3,4]	5,308,935	3,794,477
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3 5.336%, due 05/15/47	900,000	731,031
Series 2007-FL1A, Class A1 0.663%, due 07/15/19[3,4]	9,610,369	6,908,455
Series 2007-LD12, Class A4 5.882%, due 07/15/17	3,500,000	2,762,712
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4 5.378%, due 08/12/48	2,500,000	1,722,375
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 4.346%, due 12/25/34[3]	1,675,399	1,530,824
Sequoia Mortgage Trust, Series 5, Class A 0.639%, due 10/19/26[3]	640,295	503,180
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/01/10	113,507	117,103
Structured ARM Loan, Series 2007-4, Class 1A2 0.505%, due 05/25/37	3,633,641	1,685,169
Structured Asset Mortgage Investments Inc., Series 2006-AR3, Class 11A1 0.495%, due 04/25/36[3]	2,269,012	1,225,923

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Collateralized mortgage obligations—(concluded)
Series 2007-AR5, Class A2 0.835%, due 09/25/47[3]	$11,825,536	$2,780,697
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 4.526%, due 09/25/33[3]	5,000,000	4,266,740
Series 2003-AR9, Class 2A 4.457%, due 09/25/33[3]	1,237,984	1,156,628
Washington Mutual, Series 2003-R1, Class A1 0.825%, due 12/25/27[3]	1,578,954	1,168,889
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	7,671,389	6,121,529
Total collateralized mortgage obligations (cost—$98,642,182)		81,784,601
Asset-backed securities—5.22%
American Express Credit Account Master Trust, Series 2008-3, Class A 1.238%, due 08/15/12[3]	5,000,000	5,008,567
Bank of America Credit Card Trust, Series 2008-A5, Class A5 1.488%, due 12/16/13[3]	2,730,000	2,710,863
Citibank Omni Master Trust, Series 2007-A9A, Class A9 1.386%, due 12/23/13[3,4]	5,400,000	5,393,010
Conseco Finance Securitizations Corp., Series 2000-5, Class M1 8.400%, due 02/01/32[5]	27,967	125
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.535%, due 04/25/36[3]	1,688,393	1,180,534
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.035%, due 08/25/40[3,4]	408,010	218,634
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.188%, due 01/15/11[3]	3,640,493	3,643,284
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 11/01/16	65,364	57,183
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.725%, due 08/25/33[3]	511,063	298,488

Security description	Face amount	Value
Asset-backed securities—(concluded)
SLM Student Loan Trust, Series 2008-9, Class A 2.004%, due 04/25/23[3]	$7,460,648	$7,566,551
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 0.365%, due 06/25/37[3]	4,769,618	3,544,928
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.965%, due 01/25/34[3]	57,784	18,667
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 0.525%, due 10/25/35[3]	471,147	454,297
Total asset-backed securities (cost—$32,091,465)		30,095,131
Stripped mortgage-backed securities—0.06%
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[5,6]	250,470	40,179
Series 2136, Class GD 7.000%, due 03/15/29[5,6]	18,192	2,877
Series 2178, Class PI 7.500%, due 08/15/29[5,6]	101,597	16,248
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.589%, due 10/03/15[4,5,7]	36,945,667	292,384
Total stripped mortgage-backed securities (cost—$339,479)		351,688
Corporate notes—0.34%
Multi-line insurance—0.34%
American International Group 5.050%, due 10/01/15	1,500,000	772,638
8.250%, due 08/15/18	2,000,000	1,182,096
Total corporate notes (cost—$2,333,559)		1,954,734
Repurchase agreement—0.66%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $3,897,971 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$3,897,581); proceeds: $3,821,003 (cost—$3,821,000)	3,821,000	3,821,000
Total investments before investments sold short (cost—$761,598,873)— 131.02%		755,031,982

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Investments sold short—(20.10)%
FHLMC TBA* 4.000%, TBA	$(16,000,000)	$(15,685,000)
FNMA TBA* 4.000%, TBA	(6,000,000)	(6,056,250)
4.500%, TBA	(6,600,000)	(6,639,191)
5.000%, TBA	(84,900,000)	(86,909,251)
5.500%, TBA	(500,000)	(523,750)
Total investments sold short (proceeds—$115,045,547)— (20.10)%		(115,813,442)
Liabilities in excess of other assets—(10.92)%		(62,959,513)
Net assets—100.00%		$576,259,027

Aggregate cost for federal income tax purposes before investments sold short was $762,346,211; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$13,579,539
Gross unrealized depreciation	(20,893,768)
Net unrealized depreciation	$(7,314,229)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short and written options.

2  Step-up bond that converts to the noted fixed rate at a designated future date.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.78% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

5  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Illiquid security. These securities represent 0.01% of net assets as of July 31, 2009.

7  Variable rate security. The interest rate shown is the current rate as of July 31, 2009.

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2009.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MLCC  Merrill Lynch Credit Corporation

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

Affiliated issuer activity

The table below details the Portfolio's activity in an affiliated issuer for the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$0	$2,055,463	$2,055,463	$0	$206

Written options

Number of contracts	Put options written	Expiration date	Premiums received	Current value	Unrealized appreciation
115	90 Day Euro Dollar Futures, strike @ $98.50	09/14/09	$25,587	$2,156	$23,431

Written option activity for the year ended July 31, 2009 was as follows:

	Number of contracts (000)		Premiums received
Options outstanding at July 31, 2008	0		$0
Options written	14,400		114,609
Options terminated in closing purchase transactions	(14,400)		(89,022)
Options outstanding at July 31, 2009	0	[8]	$25,587

8  Amount represents less than 500 contracts.

Credit default swaps on credit indices—buy protection9

						Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized depreciation
Deutsche Bank AG	USD	3,850	03/15/49	0.700%[10]		0.000%[11]		$(1,120,440)	$471,625	$(648,815)
Deutsche Bank AG	USD	3,850	02/17/51	0.350	[10]	0.000	[11]	(1,350,938)	781,935	(569,003)
Morgan Stanley Capital Services Inc.	USD	7,000	12/13/49	0.800	[10]	0.000	[11]	(1,321,250)	1,302,000	(19,250)
								$(3,792,628)	$2,555,560	$(1,237,068)

9  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10  Payments are based on the notional amount.

11  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CMBX.NA.AAA Index.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Government national mortgage association certificates	$—	$79,081,602	$—	$79,081,602
Federal home loan mortgage corporation certificates	—	193,870,771		193,870,771
Federal housing administration certificates	—	—	1,434,238	1,434,238
Federal national mortgage association certificates	—	362,638,217	—	362,638,217
Collateralized mortgage obligations	—	77,234,601	4,550,000	81,784,601
Asset-backed securities	—	30,095,131	—	30,095,131
Stripped mortgage-backed securities	—	351,688	—	351,688
Corporate notes	—	1,954,734	—	1,954,734
Repurchase agreement	—	3,821,000	—	3,821,000
Federal home loan mortgage corporation and federal national mortgage association certificates sold short	—	(115,813,442)	—	(115,813,442)
Other financial instruments, net[12]	23,431	(1,237,068)	—	(1,213,637)
Total	$23,431	$631,997,234	$5,984,238	$638,004,903

12  Other financial instruments include written options and open swap contracts.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
	Federal housing administration certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,665,023	$—	$1,665,023
Net purchases/(sales)	(202,095)	—	(202,095)
Accrued discounts/(premiums)	(1,473)	205,639	204,166
Total realized gain/(loss)	—	—	—
Total unrealized appreciation/(depreciation)	(27,217)	(290,039)	(317,256)
Net transfers in/(out) of Level 3	—	4,634,400	4,634,400
Ending balance	$1,434,238	$4,550,000	$5,984,238

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held at July 31, 2009 was $(317,256).

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares returned 5.14% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 3.58%). In comparison, the Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index) (the "benchmark") returned 6.52%, and the Lipper Short-Intermediate Investment Grade Debt Funds category posted a median return of 5.75%.(Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 31. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period. Allocations to commercial mortgage-backed securities ("CMBS"), as well as nonagency mortgages were the largest detractors from performance during the period. Negative security selection within the corporate sector, particularly in the Portfolio's overweight to financials, also hurt performance.

The CMBS sector struggled during difficult times in the market. Against this backdrop, investors sold CMBS in late 2008, driving down prices. However, the sector recovered dramatically in 2009, significantly outperforming Treasuries. We believe that this was in response to the announcement of the Treasury's Public-Private Investment Program, which aims to facilitate the purchase of $40 billion of "toxic" mortgage assets from bank balance sheets, and the Federal Reserve's Term Asset-Backed Securities Loan Facility (TALF). The TALF is intended to make credit available to consumers and businesses on more favorable terms by facilitating the issuance of asset-backed securities ("ABS") and improving the market conditions for ABS more generally. We expect the TALF to stabilize the supply and demand imbalance within the sector. Nonagency mortgages also struggled in the initial part of the reporting period, underperforming as a result of a weak economy.

Elsewhere, the Portfolio's exposure to asset-backed securities was a modest detractor from performance during the reporting period. The Portfolio maintained a high-quality bias, avoiding the underperforming lower-quality issues.

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Curtis Arledge and Matthew Marra

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

The Portfolio's allocation to agency mortgages also contributed to performance. In an effort to keep mortgage rates low, the federal government supported the agency sector with its mortgage purchase program, announcing its intent to purchase over $1 trillion in agency mortgages. In addition, an underweight to corporate securities benefited relative performance during periods when spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—became wider.

We adjusted the Portfolio's duration throughout the period, both increasing and decreasing it versus the benchmark, which benefited performance. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the Portfolio.) In addition, positioning the Portfolio to benefit from a steepening yield curve significantly contributed to performance as two-year to 10-year spreads steepened during the period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Barclays Capital US Intermediate Government/Credit Index (unaudited)

The graph depicts the performance of UBS PACE Intermediate Fixed Income Investments Class P shares versus the Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index) over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.88%	3.87%	N/A	3.36%
maximum sales charge	Class B3	4.08%	3.08%	N/A	3.02%
or UBS PACE Select	Class C4	4.36%	3.32%	N/A	3.14%
program fee	Class Y5	5.15%	4.12%	N/A	3.63%
	Class P6	5.14%	4.12%	4.22%	4.53%
After deducting	Class A2	0.18%	2.92%	N/A	2.80%
maximum sales charge	Class B3	(0.92)%	2.72%	N/A	3.02%
or UBS PACE Select	Class C4	3.61%	3.32%	N/A	3.14%
program fee	Class P6	3.58%	2.57%	2.67%	2.97%
Barclays Capital US Intermediate Government/Credit Index[7]		6.52%	4.68%	5.81%	5.89%
Lipper Short-Intermediate Investment Grade Debt Funds median		5.75%	3.67%	4.85%	5.07%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (2.14)%; 5-year period, 2.69%; since inception, 2.60%; Class B—1-year period, (3.19)%; 5-year period, 2.49%; since inception, 2.82%; Class C—1-year period, 1.25%; 5-year period, 3.09%; since inception, 2.95%; Class Y—1-year period, 2.76%; 5-year period, 3.89%; since inception, 3.43%; Class P—1-year period, 1.23%; 5-year period, 2.34%; 10-year period, 2.47%; since inception, 2.86%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.00% and 0.93%; Class B—1.86% and 1.68%; Class C—1.52% and 1.43%; Class Y—0.71% and 0.68%; and Class P—0.72% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68% and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index) is a subset of the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) covering all investment grade issues with maturities from one up to (but not including) 10 years. The average weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Weighted average duration	3.8	yrs.
Weighted average maturity	5.5	yrs.
Average coupon	4.46%
Net assets (mm)	$405.9
Number of holdings	231
Portfolio composition[1]	07/31/09
Bonds and notes	106.0%
Futures and forward foreign currency contracts	0.0	[2]
Investments sold short	(9.7)
Cash equivalents and other assets less liabilities	3.7
Total	100.0%
Quality diversification[1]	07/31/09
US government and agency securities	48.9%
AAA	23.3
AA	6.1
A	16.0
BBB and below/non-rated	11.7
Futures and forward foreign currency contracts	0.0	[2]
Investments sold short	(9.7)
Cash equivalents and other assets less liabilities	3.7
Total	100.0%
Asset allocation[1]	07/31/09
Corporate notes	36.0%
US government agency mortgage pass-through certificates	23.0
Collateralized mortgage obligations	21.3
US government obligations	20.0
Asset-backed securities	4.8
Non-US government obligations	0.9
Futures and forward foreign currency contracts	0.0	[2]
Investments sold short	(9.7)
Cash equivalents and other assets less liabilities	3.7
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent less than 0.05% of the Portfolio's net assets as of July 31, 2009.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
US government obligations—20.04%
US Treasury Bonds 6.250%, due 08/15/23[2]	$4,525,000	$5,531,813
7.250%, due 08/15/22	1,600,000	2,110,750
8.000%, due 11/15/21	8,950,000	12,390,156
US Treasury Notes 1.500%, due 07/15/12	7,250,000	7,229,627
2.625%, due 06/30/14	2,555,000	2,567,775
2.625%, due 07/31/14	12,885,000	12,940,366
3.125%, due 05/15/19	39,815,000	38,583,124
Total US government obligations (cost—$81,306,432)		81,353,611
Federal farm credit bank certificate—1.46%
FFCB 2.625%, due 04/17/14 (cost—$5,987,350)	6,000,000	5,914,332
Federal home loan bank certificates—2.66%
FHLB 5.530%, due 11/03/14[3]	3,740,000	3,824,516
5.625%, due 06/13/16	2,085,000	2,005,887
5.625%, due 06/11/21	4,485,000	4,973,336
Total federal home loan bank certificates (cost—$10,352,712)		10,803,739
Federal home loan mortgage corporation certificates*—4.98%
FHLMC 1.750%, due 06/15/12[2]	1,500,000	1,496,855
3.000%, due 07/28/14	10,960,000	11,062,564
5.000%, due 03/01/21	114,151	118,980
5.000%, due 04/01/21[4]	1,933,106	2,015,152
5.000%, due 05/01/21	122,269	127,441
5.000%, due 02/01/22[4]	1,206,805	1,257,854
5.000%, due 04/01/22[4]	1,188,809	1,239,097
5.000%, due 10/01/22[4]	1,351,743	1,405,544
5.000%, due 11/01/22[4]	1,427,056	1,483,855
Total federal home loan mortgage corporation certificates (cost—$19,942,896)		20,207,342
Federal national mortgage association certificates*—13.87%
FNMA 2.500%, due 05/15/14	1,330,000	1,312,992
2.750%, due 02/05/14	3,650,000	3,662,673
4.500%, due 04/01/39	29,717	29,929
4.500%, due 06/01/39[4]	433,633	436,736
4.500%, due 07/01/39[4]	6,434,122	6,480,173
4.500%, due 08/01/39[4]	2,255,000	2,271,140
4.625%, due 05/01/13	845,000	881,701
5.000%, due 01/01/23[4]	2,643,803	2,750,682
5.000%, due 02/01/24[4]	6,290,726	6,532,526

Security description	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
5.250%, due 08/01/12[2]	$1,460,000	$1,545,330
5.250%, due 09/15/16	3,260,000	3,617,009
6.000%, due 02/01/37[4]	1,310,440	1,375,777
6.000%, due 08/01/37[4]	1,356,774	1,424,421
6.000%, due 11/01/37[4]	3,818,060	4,008,424
6.000%, due 02/01/38[4]	6,251,869	6,560,297
6.000%, due 03/01/38[4]	1,075,807	1,128,881
FNMA TBA 5.000%, TBA	11,900,000	12,175,187
5.500%, TBA	100,000	103,594
Total federal national mortgage association certificates (cost—$55,931,462)		56,297,472
Collateralized mortgage obligations—21.29%
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2 6.503%, due 04/15/36	1,550,167	1,605,822
Series 2000-1, Class A2A 7.333%, due 11/15/31	897,365	898,237
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,145,000	2,256,104
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 1.025%, due 11/25/34[5]	591,717	367,071
Bear Stearns ARM Trust, Series 2004-5, Class 2A 4.641%, due 07/25/34	1,480,476	1,195,629
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,347,336
Chase Commercial Mortgage Securities Corp., Series 1999-2, Class A2 7.198%, due 01/15/32	1,217,995	1,224,880
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3 5.090%, due 07/10/37	1,280,000	1,237,182
Series 2005-C6, Class A2 4.999%, due 06/10/44	3,305,000	3,316,910
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.485%, due 04/25/46[5]	530,132	249,017
CWCapital COBALT, Series 2007-C3, Class A4 5.820%, due 06/15/17[5]	840,000	637,321
FHLMC REMIC,* Trust 2626, Class NA 5.000%, due 06/15/23	1,407,650	1,439,064

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust 2964, Class NA 5.500%, due 02/15/26	$619,152	$630,615
Trust 3154, Class PJ 5.500%, due 03/15/27	1,368,552	1,398,958
Trust 3159, Class TA 5.500%, due 11/15/26	1,126,839	1,152,863
Trust 3162, Class OA 6.000%, due 10/15/26	1,365,137	1,405,206
Trust 3184, Class LA 6.000%, due 03/15/28	1,306,308	1,340,942
Trust 3303, Class PA 5.500%, due 01/15/22	2,816,948	2,871,518
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	1,888,959	1,334,642
First Union National Bank Commercial Mortgage Trust, Series 2001-C2, Class A2 6.663%, due 01/12/43	3,047,719	3,166,900
Series 2001-C3, Class A3 6.423%, due 08/15/33	2,787,780	2,901,583
FNMA REMIC,* Trust 2004-25, Class PA 5.500%, due 10/25/30	1,039,226	1,067,072
Trust 2004-36, Class BS 5.500%, due 11/25/30	774,501	796,931
Trust 2005-47, Class PA 5.500%, due 09/25/24	383,993	386,479
Trust 2005-88, Class PA 5.000%, due 09/25/24	1,171,558	1,185,871
Trust 2005-97, Class HM 5.000%, due 01/25/26	1,940,037	1,983,302
Trust 2005-109, Class PV 6.000%, due 10/25/32	1,626,080	1,733,623
Trust 2005-118, Class MC 6.000%, due 01/25/32	1,987,367	2,047,940
Trust 2005-118, Class WA 6.000%, due 10/25/33	2,042,113	2,104,934
Trust 2006-26, Class QA 5.500%, due 06/25/26	1,016,674	1,044,817
Trust 2006-62, Class TA 5.500%, due 06/25/28	413,217	427,177
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2 6.957%, due 09/15/35	2,759,777	2,862,334
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,375,043	2,463,960
Series 2004-C3, Class A3 4.207%, due 12/10/41	3,152,584	3,151,818
Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751%, due 07/10/39	700,000	667,248

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.736%, due 12/10/49	$1,451,000	$1,256,985
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[6]	2,347,818	2,189,207
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,036,808
Series 2005-LDP4, Class A2 4.790%, due 10/15/42	3,114,494	3,118,404
Series 2006-LDP8, Class A4, 5.399%, due 05/15/45	385,000	322,703
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 07/25/36	309,043	265,922
Series 2007-S1, Class 1A2 5.500%, due 03/25/22	253,444	214,794
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A 4.882%, due 08/13/42	2,600,000	2,585,932
Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	2,861,087
Series 2007-IQ14, Class A4 5.692%, due 04/15/49	2,000,000	1,505,724
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	775,082	801,327
Structured ARM Loan Trust, Series 2004-13, Class A2 0.585%, due 09/25/34	232,272	166,464
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[6]	704,703	610,378
Series 2004-6, Class 4A1 ARM 4.844%, due 06/25/34	2,905,144	2,622,313
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.667%, due 08/15/39[5]	2,874,430	2,926,791
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A2 4.782%, due 03/15/42	3,154,343	3,167,400
Series 2005-C21, Class A3 5.209%, due 10/15/44[5]	1,215,000	1,213,864
Series 2006-C28, Class A4 5.572%, due 10/15/48	1,385,000	1,162,495
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 1.980%, due 05/25/47[5]	629,541	280,177
Series 2007-0A5, Class 1A 1.960%, due 06/25/47[5]	554,057	240,220

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[6]	$1,115,493	$1,119,410
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4 5.776%, due 04/25/36[5]	1,200,000	852,107
Total collateralized mortgage obligations (cost—$89,231,652)		86,421,818
Asset-backed securities—4.80%
American Express Issuance Trust, Series 2008-2, Class A 4.020%, due 01/18/11	3,425,000	3,472,526
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A 0.395%, due 03/25/37[5]	487,185	343,270
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.475%, due 06/25/36[5,7]	1,123,258	811,914
Ford Credit Auto Owner Trust, Series 2006-B, Class A3 5.260%, due 10/15/10	278,921	279,796
Lehman XS Trust, Series 2005-6, Class 1A1 0.545%, due 11/25/35[5]	607,900	311,696
Nissan Auto Receivables Owner Trust, Series 2006-C, Class A4 5.450%, due 06/15/12	2,961,550	3,032,976
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 1.254%, due 01/25/28[5]	3,300,000	2,781,283
Series 2008-5, Class A2 1.604%, due 10/25/16[5]	4,330,000	4,363,791
Series 2008-5, Class A3 1.804%, due 01/25/18[5]	1,100,000	1,103,149
Series 2008-5, Class A4 2.204%, due 07/25/23[5]	2,950,000	2,976,362
Total asset-backed securities (cost—$20,294,624)		19,476,763
Corporate notes—35.99%
Airlines—0.11%
Continental Airlines, Inc. 6.545%, due 02/02/19	463,238	426,179
Automotive—0.54%
DaimlerChrysler N.A. Holding 4.875%, due 06/15/10	800,000	808,177
5.750%, due 09/08/11	1,150,000	1,185,739
6.500%, due 11/15/13	200,000	211,564
		2,205,480

Security description	Face amount[1]	Value
Corporate notes—(continued)
Banking-non-US—3.02%
Barclays Bank PLC 7.434%, due 12/15/17[6,8,9]	$850,000	$646,000
Deutsche Bank AG London 5.375%, due 10/12/12	2,450,000	2,626,366
Eksportfinans A/S 5.500%, due 05/25/16	1,275,000	1,336,149
Kreditanstalt fuer Wiederaufbau 3.500%, due 03/10/14	3,725,000	3,830,886
Landwirtschaftliche Rentenbank 4.125%, due 07/15/13	145,000	151,910
Landwirtschaftliche Rentenbank MTN 4.000%, due 02/02/15	290,000	297,172
4.375%, due 01/15/13	320,000	337,750
5.250%, due 07/02/12	500,000	539,818
Royal Bank of Scotland PLC 2.625%, due 05/11/12[6]	380,000	383,815
Societe Financement de l'Economie Francaise 3.375%, due 05/05/14[6]	2,100,000	2,124,423
		12,274,289
Banking-US—3.73%
Bank of America Corp. 5.750%, due 12/01/17	2,775,000	2,664,264
Citibank N.A. 1.375%, due 08/10/11	6,400,000	6,394,944
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[6]	1,300,000	1,046,562
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	1,883,159
6.000%, due 10/01/17	1,450,000	1,506,659
State Street Capital Trust 8.250%, due 03/15/11[8,9]	1,725,000	1,613,047
		15,108,635
Beverages—0.54%
Bottling Group LLC 6.950%, due 03/15/14	650,000	754,908
Coca-Cola Enterprises, Inc. 3.750%, due 03/01/12	1,365,000	1,419,040
		2,173,948
Consumer products—0.10%
Xstrata Finance Canada 5.800%, due 11/15/16[6]	415,000	397,369
Diversified financial services—2.99%
EnCana Holdings Financial Corp. 5.800%, due 05/01/14	450,000	489,703
General Electric Capital Corp. 2.125%, due 12/21/12[2]	1,420,000	1,418,717
5.000%, due 11/15/11	4,555,000	4,763,063
6.375%, due 11/15/67[5]	1,125,000	798,327

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Corporate notes—(continued)
Diversified financial services—(concluded)
General Electric Capital Corp. MTN 5.000%, due 12/01/10	$2,160,000	$2,236,479
LeasePlan Corp. N.V. 3.000%, due 05/07/12[6]	2,400,000	2,420,470
		12,126,759
Diversified manufacturing—0.25%
Honeywell International, Inc. 3.875%, due 02/15/14	990,000	1,015,066
Electric utilities—0.24%
Scottish Power Ltd. 4.910%, due 03/15/10	950,000	969,154
Electric-integrated—2.01%
EDP Finance BV 5.375%, due 11/02/12[6]	5,300,000	5,618,768
Pacificorp 5.500%, due 01/15/19	1,400,000	1,512,195
Progress Energy Carolina 5.300%, due 01/15/19	975,000	1,038,234
		8,169,197
Energy—0.42%
Florida Power Corp. 4.800%, due 03/01/13	340,000	356,355
XTO Energy, Inc. 6.250%, due 08/01/17	1,250,000	1,360,445
		1,716,800
Financial services—4.98%
BP Capital Markets PLC 3.125%, due 03/10/12	1,690,000	1,737,344
Citigroup, Inc. 2.125%, due 04/30/12	3,865,000	3,882,957
Credit Suisse Guernsey 5.860%, due 05/15/17[8,9]	2,290,000	1,534,300
Dexia Credit Local 2.375%, due 09/23/11[6]	1,385,000	1,387,872
Goldman Sachs Group, Inc. 5.250%, due 10/15/13	2,530,000	2,648,409
JPMorgan Chase & Co. 7.900%, due 04/30/18[8,9]	1,415,000	1,344,972
JPMorgan Chase Capital XXV 6.800%, due 10/01/37	600,000	548,491
Lehman Brothers Holdings, Inc. MTN 6.750%, due 12/28/17[10]	1,375,000	137
Morgan Stanley 0.788%, due 01/09/12[5]	4,595,000	4,393,812
6.750%, due 04/15/11	250,000	264,434
Morgan Stanley MTN 5.550%, due 04/27/17	305,000	305,184
6.250%, due 08/28/17	740,000	769,550
SLM Corp. 1.383%, due 01/31/14[5]	1,700,000	1,051,637

Security description	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
State Street Corp. 7.650%, due 06/15/10	$345,000	$357,937
		20,227,036
Food products—0.87%
Kraft Foods, Inc. 6.000%, due 02/11/13	575,000	622,417
6.500%, due 08/11/17	2,625,000	2,917,194
		3,539,611
Insurance—1.57%
Chubb Corp. 6.375%, due 03/29/67[5]	425,000	344,250
Metropolitan Life Global Funding I 5.125%, due 04/10/13[6]	1,850,000	1,886,181
Pricoa Global Funding I 5.400%, due 10/18/12[6]	2,175,000	2,212,712
Progressive Corp. 6.700%, due 06/15/37[5]	735,000	556,363
Prudential Financial, Inc. MTN 5.800%, due 06/15/12	975,000	977,917
Travelers Cos., Inc. 6.250%, due 03/15/37[5]	450,000	382,782
		6,360,205
Media—1.36%
Comcast Corp. 5.450%, due 11/15/10	1,525,000	1,587,864
5.900%, due 03/15/16	550,000	588,681
News America Holdings 8.500%, due 02/23/25	200,000	228,039
9.500%, due 07/15/24	225,000	265,319
Rogers Communications 6.250%, due 06/15/13	825,000	887,422
Time Warner Cable, Inc. 5.850%, due 05/01/17	810,000	850,961
Time Warner, Inc. 6.875%, due 05/01/12	685,000	747,680
7.570%, due 02/01/24	350,000	360,955
		5,516,921
Medical providers—0.80%
Roche Holdings, Inc. 2.661%, due 02/25/11[5,6]	395,000	400,871
5.000%, due 03/01/14[6]	1,750,000	1,861,496
WellPoint, Inc. 5.000%, due 01/15/11	950,000	973,556
		3,235,923
Multi-line insurance—0.21%
MetLife, Inc. 7.717%, due 02/15/19	750,000	848,225

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Corporate notes—(continued)
Oil & gas—0.89%
ConocoPhillips Co. 4.600%, due 01/15/15	$2,025,000	$2,144,360
8.750%, due 05/25/10	1,250,000	1,333,221
EnCana Corp. 4.600%, due 08/15/09	150,000	150,134
		3,627,715
Oil refining—0.10%
Canadian Natural Resources 5.700%, due 05/15/17	380,000	399,408
Oil services—0.69%
Halliburton Co. 5.500%, due 10/15/10	850,000	887,952
Shell International Finance BV 4.000%, due 03/21/14	1,825,000	1,917,850
		2,805,802
Pharmaceuticals—1.78%
Abbott Laboratories 5.600%, due 05/15/11	535,000	571,596
Eli Lilly & Co. 3.550%, due 03/06/12	810,000	841,123
GlaxoSmithKline Capital, Inc. 4.850%, due 05/15/13	1,075,000	1,140,779
Merck & Co., Inc. 4.000%, due 06/30/15	1,325,000	1,382,301
Pfizer, Inc. 5.350%, due 03/15/15	2,645,000	2,927,378
Schering-Plough Corp. 5.550%, due 12/01/13[5]	340,000	369,008
		7,232,185
Real estate investment trusts—0.27%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12	280,000	285,730
ERP Operating LP 6.625%, due 03/15/12	780,000	805,331
		1,091,061
Retail—0.50%
CVS Caremark Corp. 0.968%, due 06/01/10[5]	2,025,000	2,018,340
Software—0.50%
Oracle Corp. 4.950%, due 04/15/13[2]	250,000	267,770
Oracle Corp./Ozark Holdings 5.000%, due 01/15/11	1,700,000	1,778,753
		2,046,523
Special purpose entity—0.63%
AEP Texas Central Transition, Series A-4 5.170%, due 01/01/20	425,000	438,130

Security description	Face amount[1]	Value
Corporate notes—(continued)
Special purpose entity—(concluded)
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[6]	$330,000	$339,771
Goldman Sachs Capital II 5.793%, due 06/01/12[8,9]	450,000	315,000
UnitedHealth Group 5.250%, due 03/15/11	1,425,000	1,473,647
		2,566,548
Telecommunications—4.12%
AT&T Broadband Corp. 8.375%, due 03/15/13	1,585,000	1,821,133
Cox Communications, Inc. 7.125%, due 10/01/12	350,000	388,876
7.750%, due 11/01/10	110,000	115,763
8.375%, due 03/01/39[6]	850,000	1,062,117
SBC Communications, Inc. 5.875%, due 02/01/12	95,000	102,218
TCI Communications, Inc. 7.875%, due 08/01/13	100,000	114,120
8.750%, due 08/01/15	50,000	59,914
Telecom Italia Capital 5.250%, due 11/15/13	1,665,000	1,718,933
5.250%, due 10/01/15	205,000	208,748
6.200%, due 07/18/11	1,750,000	1,854,421
Telefonica Emisiones SAU 5.855%, due 02/04/13	925,000	998,048
5.984%, due 06/20/11	1,500,000	1,607,127
6.421%, due 06/20/16	950,000	1,065,712
Telefonica Europe BV 7.750%, due 09/15/10	235,000	249,152
Verizon Communications 6.350%, due 04/01/19[2]	775,000	873,216
8.750%, due 11/01/18	1,800,000	2,301,885
Verizon New Jersey, Inc. 5.875%, due 01/17/12	2,030,000	2,152,117
		16,693,500
Tobacco—0.33%
Philip Morris International, Inc. 5.650%, due 05/16/18	1,250,000	1,329,905
Utilities—0.67%
Dominion Resources, Inc. 5.125%, due 12/15/09	650,000	657,181
Nisource Finance Corp. 1.231%, due 11/23/09[5]	950,000	944,003
7.875%, due 11/15/10	1,075,000	1,124,455
		2,725,639
Wireless telecommunications—1.77%
Cellco Partnership/Verizon Wireless Capital LLC 3.750%, due 05/20/11[6]	3,930,000	4,048,324

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate notes—(concluded)
Wireless telecommunications—(concluded)
Vodafone Group PLC 4.150%, due 06/10/14		$2,150,000	$2,191,626
7.750%, due 02/15/10		920,000	948,722
			7,188,672
Total corporate notes (cost—$144,701,461)			146,036,095
Non-US government obligations—0.86%
Bundesrepublik Deutschland 4.000%, due 01/04/37	EUR	1,050,000	1,485,250
4.250%, due 07/04/39	EUR	550,000	818,187
Japan Finance Corp. 2.000%, due 06/24/11		1,120,000	1,120,984
Province of Ontario 4.100%, due 06/16/14		75,000	78,054
Total non-US government obligations (cost—$3,381,624)			3,502,475
Short-term US government obligation—4.04%
US Treasury Bills 0.150%, due 08/20/09[11] (cost—$16,413,684)		16,415,000	16,413,684
Repurchase agreement—0.07%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $308,084 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$308,053); proceeds: $302,000 (cost—$302,000)		302,000	302,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—1.95%
Money market fund—1.95%
UBS Private Money Market Fund LLC[12] (cost—$7,903,377)	7,903,377	$7,903,377
Total investments before investments sold short (cost—$455,749,274)— 112.01%		454,632,708
	Face amount[1]
Investments sold short—(9.65)%
FHLMC TBA* 5.000%, TBA	$(6,800,000)	(7,055,000)
FNMA TBA* 4.500%, TBA	(9,110,000)	(9,164,095)
5.000%, TBA	(8,200,000)	(8,515,192)
6.000%, TBA	(13,800,000)	(14,464,125)
Total investments sold short (proceeds—$39,058,572)— (9.66)%		(39,198,412)
Liabilities in excess of other assets—(2.35)%		(9,548,615)
Net assets—100.00%		$405,885,681

Aggregate cost for federal income tax purposes before investments sold short was $457,820,017; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$6,419,195
Gross unrealized depreciation	(9,606,504)
Net unrealized depreciation	$(3,187,309)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2009.

3  Partial amount delivered to broker as collateral for futures transactions.

4  Entire amount pledged as collateral for investments sold short.

5  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 7.33% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Step-up bond that converts to the noted fixed rate at a designated future date.

8  Variable rate security. The interest rate shown is the current rate as of July 31, 2009, and resets at the next call date.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Bond interest in default.

11  Rate shown is the discount rate at date of purchase.

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$1,287,062	$249,022,161	$242,405,846	$7,903,377	$41,681

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2009.

EUR  Euro

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
300	USD	US Treasury Note 5 Year Futures	September 2009	$34,375,030	$34,614,844	$239,814
		Sale contracts		Proceeds
85	USD	US Treasury Note 2 Year Futures	September 2009	$18,400,367	$18,409,141	$(8,774)
32	USD	US Treasury Note 10 Year Futures	September 2009	3,739,342	3,753,000	(13,658)
				22,139,709	22,162,141	(22,432)
						$217,382

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Mautrity dates	Unrealized appreciation (depreciation)
Euro	2,350,500	USD	3,274,247	09/16/09	$(76,146)
Japanese Yen	381,168,500	USD	3,988,599	08/26/09	(40,410)
United States Dollar	4,020,175	JPY	381,168,500	08/26/09	8,834
					$(107,722)

Currency type abbreviations:

JPY   Japanese Yen

USD   United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$81,353,611	$—	$81,353,611
Federal farm credit bank certificate	—	5,914,332	—	5,914,332
Federal home loan bank certificates	—	10,803,739	—	10,803,739
Federal home loan mortgage corporation certificates	—	20,207,342	—	20,207,342
Federal national mortgage association certificates	—	56,297,472	—	56,297,472
Collateralized mortgage obligations	—	86,421,818	—	86,421,818
Asset-backed securities	—	19,476,763	—	19,476,763
Corporate notes	—	146,036,095	—	146,036,095
Non-US government obligations	—	3,502,475	—	3,502,475
Short-term US government obligation	—	16,413,684	—	16,413,684
Repurchase agreement	—	302,000	—	302,000
Investment of cash collateral from securities loaned	—	7,903,377	—	7,903,377
Federal home loan mortgage corporation and federal national mortgage association certificates sold short	—	(39,198,412)	—	(39,198,412)
Other financial instruments, net[13]	217,382	(107,722)	—	109,660
Total	$217,382	$415,326,574	$—	$415,543,956

13  Other financial instruments include open futures contracts and forward foreign currency contracts.

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	90.2%
Netherlands	2.2
Germany	2.2
United Kingdom	1.5
Luxembourg	0.8
Spain	0.8
France	0.8
Canada	0.5
Switzerland	0.3
Norway	0.3
Japan	0.2
Ireland	0.2
100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares returned 8.58% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 6.96%). In comparison, the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) (the "benchmark") returned 7.14%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 6.92%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 44. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period, largely due to duration and sector positioning.

A duration position greater than that of the benchmark's toward the end of 2008 was positive for results as interest rates declined. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the portfolio.) However, the Portfolio's longer duration in the first half of 2009 had a negative impact on performance as the shorter end of the yield curve outperformed, with 10-year Treasury yields rising to an eight-month high. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) The financial markets continued to price securities consistent with expectations of a cyclical economic recovery, rather than sustained deflation. The demand for Treasuries also waned as the prospect of an oversupply of Treasury securities outweighed the likelihood of the extension of the Federal Reserve Board's Treasury Purchase Program, which was created to help improve conditions in private credit markets.

The Portfolio's exposure to the United Kingdom was positive for performance as rates fell during the end of 2008. However, rates in the United Kingdom rose during the first half of 2009, which tempered gains from these holdings.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

From a yield curve perspective, a steepening bias was positive for the Portfolio's performance, on both an absolute basis and relative to the Portfolio's benchmark. A focus on securities with shorter maturities added to returns as investors flocked to these securities, following concerns that increases in the money supply could lead to inflation over the longer term. (A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.)

A substantial overweight to high-quality agency mortgage pass-through securities added to relative returns over the reporting period as these bonds outperformed Treasuries. Overall, mortgage-backed securities ("MBS") posted their eighth consecutive month of outperformance relative to Treasuries in July 2009, and the success of the Federal Reserve's MBS Purchase Program—designed to provide support to the mortgage and housing markets, and to foster improved conditions in financial markets—has narrowed mortgage spreads.

An underweight to investment-grade corporate issues was positive for performance as corporate spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—widened over the period. However, exposure to high-quality financial issues detracted from the Portfolio's performance as the financial services sector was hurt by write-downs, decreased profitability and funding issues over the 12-month reporting period.

Despite a rebound in the second quarter of 2009, the financial sector underperformed Treasuries for the reporting period as a whole. A modest allocation to high yield corporate bonds and emerging markets debt hurt returns as the global flight to quality continued through the second half of 2008. While emerging markets were relatively unscathed during the financial crisis, prospects of a global recession weighed on the asset class. The high yield corporate sector underperformed Treasuries of the same duration by 1.62%, and the emerging markets sector underperformed US Treasuries by 3.6% over the 12-month reporting period, as measured by the Barclays Capital U.S. Corporate High Yield Index and the Barclays Capital Global Emerging Markets Index, respectively.1

1  Formerly known as the Lehman Brothers U.S. Corporate High Yield Index and the Lehman Brothers Global Emerging Markets Index, respectively.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Barclays Capital US Government/Credit Index (unaudited)

The graph depicts the performance of UBS PACE Strategic Fixed Income Investments Class P shares versus the Barclays Captial US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	8.31%	5.35%	N/A	6.08%
maximum sales charge	Class B3	7.45%	4.55%	N/A	5.37%
or UBS PACE Select	Class C4	7.78%	4.84%	N/A	5.63%
program fee	Class Y5	8.68%	5.71%	N/A	6.13%
	Class P6	8.58%	5.61%	6.54%	6.71%
After deducting	Class A2	3.42%	4.39%	N/A	5.52%
maximum sales charge	Class B3	2.70%	4.23%	N/A	5.37%
or UBS PACE Select	Class C4	7.07%	4.84%	N/A	5.63%
program fee	Class P6	6.96%	4.04%	4.95%	5.12%
Barclays Capital US Government/Credit Index[7]		7.14%	4.95%	6.16%	6.22%
Lipper Intermediate Investment Grade Debt Funds median		6.92%	4.09%	5.29%	5.41%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 0.24%; 5-year period, 3.93%; since inception, 5.17%; Class B—1-year period, (0.39)%; 5-year period, 3.81%; since inception, 5.02%; Class C—1-year period, 3.69%; 5-year period, 4.39%; since inception, 5.29%; Class Y—1-year period, 5.33%; 5-year period, 5.28%; since inception, 5.79%; Class P—1-year period, 3.67%; 5-year period, 3.62%; 10-year period, 4.56%; since inception, 4.91%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.08% and 1.06%; Class B—1.98% and 1.81%; Class C—1.56% and 1.56%; Class Y—0.73% and 0.73%; and Class P—0.84% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81% and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Weighted average duration	6.1	yrs.
Weighted average maturity	7.8	yrs.
Average coupon	4.47%
Net assets (mm)	$629.8
Number of holdings	281
Portfolio composition[1]	07/31/09
Bonds, notes and loan assignments	88.7%
Preferred stock	0.9
Options, futures, swaps and forward foreign currency contracts	0.1
Investments sold short	(3.1)
Cash equivalents and other assets less liabilities	13.4
Total	100.0%
Quality diversification[1]	07/31/09
US government and agency securities	30.9%
AAA	25.3
AA	5.7
A	11.5
BBB	6.8
BB	0.8
B	0.3
Below B/non-rated	7.4
Preferred stock	0.9
Options, futures, swaps and forward foreign currency contracts	0.1
Investments sold short	(3.1)
Cash equivalents and other assets less liabilities	13.4
Total	100.0%
Asset allocation[1]	07/31/09
Collateralized mortgage obligations	34.7%
Corporate notes	33.6
US government agency mortgage pass-through certificates	7.3
Municipal bonds and notes	4.1
Asset-backed securities	4.0
US government obligations	2.6
Loan assignments	2.4
Preferred stock	0.9
Options, futures, swaps and forward foreign currency contracts	0.1
Investments sold short	(3.1)
Cash equivalents and other assets less liabilities	13.4
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
US government obligations—2.55%
US Treasury Notes 0.875%, due 04/30/11[2,3]	$1,958,000	$1,954,339
0.875%, due 05/31/11[3]	22,000	21,943
3.125%, due 05/15/19[2]	14,000,000	13,566,840
4.000%, due 08/15/18	500,000	520,195
Total US government obligations (cost—$15,846,675)		16,063,317
Government national mortgage association certificates—0.05%
GNMA 8.000%, due 06/15/17	53,181	58,106
8.000%, due 07/15/17	42,249	46,642
8.000%, due 09/15/17	31,586	34,118
8.000%, due 11/15/17	68,874	75,388
GNMA II ARM 4.125%, due 11/20/23	9,235	9,351
4.375%, due 01/20/26	20,071	20,408
4.625%, due 07/20/25	11,219	11,481
5.375%, due 05/20/26	34,760	35,764
Total government national mortgage association certificates (cost—$284,205)		291,258
Federal home loan mortgage corporation certificates*—0.41%
FHLMC 0.703%, due 03/09/11[2,4]	333,000	334,245
0.937%, due 08/05/11[4]	6,000	6,003
5.500%, due 12/01/38	283,962	294,422
7.645%, due 05/01/25	1,413,331	1,512,265
FHLMC ARM 5.700%, due 03/01/36	439,902	460,072
Total federal home loan mortgage corporation certificates (cost—$2,495,986)		2,607,007
Federal housing administration certificates—0.02%
FHA GMAC 7.430%, due 06/01/21	89,294	89,294
FHA Reilly 7.430%, due 10/01/20	15,004	15,004
Total federal housing administration certificates (cost—$112,009)		104,298
Federal national mortgage association certificates*—6.80%
FNMA 5.396%, due 11/01/34	11,909,206	12,062,955
5.500%, due 03/01/37[5]	1,348,918	1,399,312
5.500%, due 08/01/37[5]	5,440,066	5,643,300
5.500%, due 12/01/37[5]	5,323,020	5,521,882

Security description	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
5.500%, due 02/01/38[5]	$367,155	$380,871
6.000%, due 05/01/38[5]	1,914,201	2,008,635
6.000%, due 08/01/38[5]	3,583,664	3,760,460
6.970%, due 12/01/09	3,495,827	3,524,393
FNMA ARM 2.739%, due 08/01/40	260,503	259,611
3.926%, due 05/01/27	59,385	59,725
4.109%, due 04/01/27	41,108	41,342
4.902%, due 05/01/30	128,784	130,743
5.171%, due 10/01/35	581,869	603,349
5.221%, due 09/01/35	456,402	477,530
5.370%, due 11/01/35	624,710	653,821
5.399%, due 01/01/36	650,554	693,975
5.531%, due 03/01/36	439,747	459,828
5.564%, due 01/01/36	433,784	451,393
5.585%, due 02/01/36	858,968	899,035
5.607%, due 12/01/35	540,443	566,158
5.639%, due 03/01/36	536,329	563,474
5.714%, due 03/01/36	645,881	674,992
5.745%, due 03/01/36	734,445	768,475
5.929%, due 06/01/36	309,009	326,347
FNMA ARM COFI 4.683%, due 11/01/26	152,733	149,678
FNMA TBA 5.500%, TBA	600,000	621,563
6.000%, TBA	100,000	104,813
Total federal national mortgage association certificates (cost—$42,477,042)		42,807,660
Collateralized mortgage obligations—34.73%
ARM Trust, Series 2005-5, Class 2A1 5.148%, due 09/25/35	573,110	436,166
Banc of America Funding Corp., Series 2005-D, Class A1 3.678%, due 05/25/35[4]	5,011,318	4,531,716
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 4.765%, due 07/20/32[4]	9,561	8,558
Bear Stearns Alternative Loan Trust-A Trust, Series 2005-7, Class 22A1 5.491%, due 09/25/36[4]	1,911,225	1,218,489
Series 2006-1, Class 21A2 5.724%, due 02/25/36[4]	1,950,115	1,081,809
Bear Stearns ARM Trust, Series 2003-5, Class 2A1 4.537%, due 08/25/33	1,167,325	1,064,859
Series 2004-9, Class 22A1 4.807%, due 11/25/34	98,667	86,338
Series 2005-5, Class A2 4.550%, due 08/25/35	5,397,023	4,755,622

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Collateralized mortgage obligations— (continued)
Series 2005-9, Class A1 4.625%, due 10/25/35	$2,245,814	$1,911,109
Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1 0.398%, due 03/15/19[4,6]	3,933,408	3,349,913
Bear Stearns, Series 2003-1, Class 5A1 5.428%, due 04/25/33[4]	67,360	63,587
Series 2003-1, Class 6A1 5.011%, due 04/25/33[4]	154,080	143,246
Series 2003-3, Class 1A 4.209%, due 10/25/33[4]	75,907	68,819
Series 2004-3, Class 1A2 4.174%, due 07/25/34[4]	663,077	605,754
Series 2004-6, Class 2A1 4.607%, due 09/25/34[4]	3,055,677	2,381,616
Series 2004-7, Class 1A1 5.486%, due 10/25/34[4]	861,947	624,026
Series 2004-9, Class 2A1 5.075%, due 09/25/34[4]	1,293,528	906,272
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	132,337	132,006
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.248%, due 08/25/35[4]	360,345	299,629
Series 2005-6, Class A3 4.098%, due 08/25/35[4]	72,080	59,566
Series 2005-11, Class A1A 2.990%, due 12/25/35[4]	1,337,534	1,090,093
Series 2006-AR1, Class 1A1 4.900%, due 10/25/35[4]	3,421,535	2,680,263
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	563,909	499,920
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,877,622	1,122,759
Countrywide Home Loans, Series 2003-R4, Class 2A 6.500%, due 01/25/34[6]	1,664,254	1,213,865
Series 2004-12, Class 11A2 4.016%, due 08/25/34[4]	668,492	441,011
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	153,861	166,169
Series 1367, Class KA 6.500%, due 09/15/22	2,988	3,227
Series 1502, Class PXZ 7.000%, due 04/15/23	798,896	841,655
Series 1503, Class PZ 7.000%, due 05/15/23	275,149	288,633
Series 1534, Class Z 5.000%, due 06/15/23	281,085	284,523

Security description	Face amount[1]	Value
Collateralized mortgage obligations— (continued)
Series 1548, Class Z 7.000%, due 07/15/23	$225,341	$239,211
Series 1562, Class Z 7.000%, due 07/15/23	338,415	365,488
Series 1694, Class Z 6.500%, due 03/15/24	148,228	159,353
Series 2061, Class Z 6.500%, due 06/15/28	653,762	693,527
Series 2400, Class FQ 0.788%, due 01/15/32[4]	281,187	277,548
Series 2579, Class DZ 5.000%, due 03/15/34	6,524,410	6,447,234
Series 2764, Class LZ 4.500%, due 03/15/34	2,541,357	2,391,204
Series 2764, Class ZG 5.500%, due 03/15/34	4,689,970	4,723,743
Series 2835, Class JZ 5.000%, due 08/15/34	3,578,494	3,630,427
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,339,218
Series 2983, Class TZ 6.000%, due 05/15/35	5,517,871	5,816,019
Series 3149, Class CZ 6.000%, due 05/15/36	7,684,423	8,073,552
Series G23, Class KZ 6.500%, due 11/25/23	211,736	229,015
Series T-054, Class 2A 6.500%, due 02/25/43	1,184,957	1,243,464
Series T-058, Class 2A 6.500%, due 09/25/43	4,677,212	5,048,612
Series T-075, Class A1 0.325%, due 12/25/36[4]	3,157,394	2,959,070
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 5.366%, due 08/25/35[4]	145,056	118,389
FNMA REMIC,* Series 1998-066, Class FG 0.585%, due 12/25/28[4]	132,559	130,208
Series 2000-034, Class F 0.735%, due 10/25/30[4]	23,745	23,426
Series 2002-080, Class A1 6.500%, due 11/25/42	2,240,569	2,421,999
Series 2003-064, Class AH 6.000%, due 07/25/33	10,074,432	10,631,883
Series 2003-106, Class US 8.648%, due 11/25/23[7,8]	333,000	299,770
Series 2003-W8, Class 2A 7.000%, due 10/25/42	156,152	170,693
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	2,741,137	2,906,462
Series 2004-W8, Class 2A 6.500%, due 06/25/44	3,138,415	3,392,549

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2005-024, Class ZE 5.000%, due 04/25/35	$1,412,680	$1,398,175
Series 2005-116, Class TZ 5.500%, due 01/25/36	6,695,135	6,718,805
Series 2005-120, Class ZU 5.500%, due 01/25/36	7,303,784	7,328,955
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	2,979,386
Trust, Series 1991-065, Class Z 6.500%, due 06/25/21	13,752	14,713
Trust, Series 1992-040, Class ZC 7.000%, due 07/25/22	33,163	36,180
Trust, Series 1992-129, Class L 6.000%, due 07/25/22	17,122	17,815
Trust, Series 1993-037, Class PX 7.000%, due 03/25/23	47,519	51,877
Trust, Series 1993-060, Class Z 7.000%, due 05/25/23	261,726	284,917
Trust, Series 1993-065, Class ZZ 7.000%, due 06/25/13	227,381	241,122
Trust, Series 1993-070, Class Z 6.900%, due 05/25/23	42,393	46,090
Trust, Series 1993-096, Class PZ 7.000%, due 06/25/23	250,671	272,967
Trust, Series 1993-160, Class ZB 6.500%, due 09/25/23	68,188	70,149
Trust, Series 1993-163, Class ZB 7.000%, due 09/25/23	22,143	23,472
Trust, Series 1994-023, Class PX 6.000%, due 08/25/23	515,793	541,824
Trust, Series 1998-M7, Class Z 6.390%, due 05/25/36	621,303	648,841
Trust, Series 1999-W4, Class A9 6.250%, due 02/25/29	1,087,772	1,168,675
GNMA REMIC, Trust, Series 2000-009, Class FG 0.888%, due 02/16/30[4]	177,339	177,268
Trust, Series 2002-031, Class FW 0.688%, due 06/16/31[4]	180,482	178,857
Trust, Series 2003-98, Class Z 6.000%, due 11/20/33	14,037,579	14,726,452
Trust, Series 2005-26, Class ZA 5.500%, due 01/20/35	6,088,518	6,058,336
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 0.394%, due 03/06/20[4,6]	2,070,898	1,782,653
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 4.409%, due 09/25/35[4]	2,790,197	2,526,713
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1 5.143%, due 07/19/35[4]	867,185	541,036

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Housing Security, Inc., Series 1992-8, Class B 4.376%, due 06/25/24[4]	$326,337	$314,579
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3 5.336%, due 05/15/47	5,200,000	4,223,735
Series 2007-CB19, Class A4 5.937%, due 02/12/49[4]	3,200,000	2,556,235
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.936%, due 01/20/17[4]	433,935	436,104
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 5.172%, due 12/12/49[4]	7,900,000	6,223,423
Series 2007-8, Class A3 6.156%, due 08/12/49[4]	11,500,000	8,600,695
Morgan Stanley Capital I, Series 2006-HQ9, Class A4 5.731%, due 07/12/44	1,900,000	1,779,879
Series 2006-IQ12, Class A4 5.332%, due 12/15/43	3,100,000	2,455,157
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.735%, due 12/25/36[4]	2,183,948	963,684
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	970,109	967,303
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	1,687,996
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	535,432	578,188
Series 2000-20K, Class 1 7.220%, due 11/01/20	729,291	793,333
Series 2001-P10B, Class 1 6.344%, due 08/10/11	441,509	462,154
Series 2002-20K, Class 1 5.080%, due 11/01/22	3,129,708	3,280,599
Series 2003-20I, Class 1 5.130%, due 09/01/23	581,354	610,024
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,644,783	1,713,123
Series 2004-P10A, Class 1 4.504%, due 02/10/14	3,409,341	3,485,966
Series 2005-20H, Class 1 5.110%, due 08/01/25	2,106,292	2,201,481
Series 2007-20D, Class 1 5.320%, due 04/01/27	6,087,891	6,469,886
Structured ARM Loan Trust, Series 2004-8, Class 3A 3.687%, due 07/25/34	1,560,954	1,394,866

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.949%, due 09/19/32[4]	$507,108	$370,428
Series 2006-AR3, Class 11A1 0.495%, due 04/25/36[4]	2,359,772	1,274,960
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	2,763,121	2,204,791
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4 5.572%, due 10/15/48	7,100,000	5,959,359
Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A 2.610%, due 06/25/42[4]	86,107	65,650
Series 2005-AR1, Class A1A 0.605%, due 01/25/45[4]	198,849	101,110
Series 2005-AR2, Class 2A1A 0.595%, due 01/25/45[4]	245,913	128,306
Series 2006-AR7, Class 3A 3.332%, due 07/25/46[4]	3,375,659	1,672,230
Series 2006-AR9, Class 1A 2.210%, due 08/25/46[4]	2,447,484	1,093,834
Series 2006-AR9, Class 2A 3.332%, due 08/25/46[4]	1,837,205	873,460
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.695%, due 12/25/33[4]	1,756,120	1,638,674
Series 2004-CC, Class A1 4.941%, due 01/25/35[4]	640,866	582,811
Series 2006-AR2, Class 2A1 4.950%, due 03/25/36	3,349,209	2,658,476
Total collateralized mortgage obligations (cost—$234,414,901)		218,751,059
Asset-backed securities—4.00%
Chase Issuance Trust, Series 2008-A13, Class A13 2.129%, due 09/15/15[4]	2,200,000	2,206,901
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A1 0.385%, due 03/25/37[4]	1,294,124	1,155,121
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[9]	795,099	423,445

Security description	Face amount[1]	Value
Asset-backed securities—(concluded)
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.108%, due 09/15/29[4]	$60,720	$21,717
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.188%, due 01/15/11[4]	208,028	208,188
Series 2008-C, Class A3 1.708%, due 06/15/12[4]	4,300,000	4,316,569
Franklin Auto Trust, Series 2008-A, Class A2 1.289%, due 10/20/11[4]	368,059	368,575
Merrill Lynch Mortgage Investors, Inc., Series 2006-AHL1, Class A2A 0.335%, due 05/25/37[4]	269,923	265,792
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	403,277	362,287
SLC Student Loan Trust, Series 2008-2, Class A2 1.079%, due 06/15/17[4]	8,300,000	8,204,088
SLM Student Loan Trust, Series 2008-9, Class A 2.004%, due 04/25/23[4]	7,542,846	7,649,916
Total asset-backed securities (cost—$25,620,379)		25,182,599
Corporate notes—33.61%
Airlines—0.53%
Northwest Airlines, Series 2000-1, Class G 7.150%, due 04/01/21[4]	4,092,840	3,340,780
United Air Lines 1991 Equipment Trust 10.360%, due 11/27/12[7,10]	231,906	557
		3,341,337
Banking-non-US—8.47%
Bank of Scotland Group PLC 0.689%, due 12/08/10[4,6]	200,000	191,086
Barclays Bank PLC 7.434%, due 12/15/17[6,11,12]	1,000,000	760,000
BNP Paribas 5.186%, due 06/29/15[6,11,12]	3,100,000	2,099,807
Credit Agricole 0.714%, due 05/28/10[4,6]	6,800,000	6,765,320
6.637%, due 05/31/17[6,11,12]	900,000	567,000
Export-Import Bank of Korea 5.875%, due 01/14/15	1,000,000	1,007,500
ING Bank N.V. 3.900%, due 03/19/14[6]	2,000,000	2,042,380
Lloyds Banking Group PLC 6.657%, due 05/21/37[6,11,12]	2,400,000	984,000
National Australia Bank 1.048%, due 07/08/14[4,6]	21,700,000	21,702,617

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Resona Bank Ltd. 5.850%, due 04/15/16[6,11,12]		$2,900,000	$2,320,000
Royal Bank of Scotland Group PLC 7.640%, due 09/29/17[11,12]		5,500,000	2,530,000
Santander Perpetual 6.671%, due 10/24/17[6,11,12]		6,700,000	5,595,317
Societe Financement de l'Economie Francaise 3.375%, due 05/05/14[6]		6,700,000	6,777,921
			53,342,948
Banking-US—3.17%
Bank of America Corp. 5.750%, due 12/01/17		3,200,000	3,072,304
Bank of America N.A. 5.300%, due 03/15/17		3,500,000	3,187,551
6.100%, due 06/15/17		4,400,000	4,186,838
Credit Suisse New York MTN 5.000%, due 05/15/13		2,700,000	2,829,020
JPMorgan Chase Bank N.A. 0.959%, due 06/13/16[2,4]		400,000	326,672
Wachovia Corp. 5.250%, due 08/01/14		900,000	906,221
Wachovia Corp. MTN 5.500%, due 05/01/13		5,200,000	5,449,428
			19,958,034
Computers—0.66%
Hewlett-Packard Co. 2.250%, due 05/27/11		4,100,000	4,160,155
Diversified financials—11.19%
American Express Co. 6.150%, due 08/28/17		5,400,000	5,317,801
General Electric Capital Corp. 5.500%, due 09/15/67[4,6]	EUR	5,000,000	4,382,724
5.875%, due 01/14/38		5,400,000	4,678,176
General Electric Capital Corp. MTN 0.779%, due 09/15/14[4]		2,300,000	1,989,700
1.124%, due 05/08/13[4]		1,300,000	1,177,435
1.156%, due 05/11/16[4]		500,000	407,890
1.616%, due 05/22/13[4]		600,000	558,995
Goldman Sachs Group, Inc. 1.059%, due 03/22/16[4]		1,000,000	888,507
5.625%, due 01/15/17		1,800,000	1,802,423
6.250%, due 09/01/17		14,400,000	15,421,493
LeasePlan Corp. N.V. MTN 3.250%, due 05/22/14		4,300,000	6,165,499
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[10]		4,500,000	787,500

Security description	Face amount[1]		Value
Corporate notes—(continued)
Diversified financials—(concluded)
Macquarie Bank Ltd. 2.600%, due 01/20/12[6]		$900,000	$908,608
4.100%, due 12/17/13[6]		6,700,000	6,934,768
4.100%, due 12/17/13[7]		10,400,000	10,798,610
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		8,200,000	8,265,592
			70,485,721
Education—0.88%
Stanford University 4.250%, due 05/01/16		3,500,000	3,514,070
4.750%, due 05/01/19		2,000,000	2,042,120
			5,556,190
Electric utilities—0.30%
PSE&G Power LLC 5.000%, due 04/01/14[2]		1,800,000	1,867,230
Electric-integrated—0.03%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[6]		200,000	205,162
Financial services—2.03%
Citigroup, Inc. 0.631%, due 12/28/09[4]		600,000	596,527
0.944%, due 05/18/11[4]		700,000	656,280
2.583%, due 05/15/18[4]		900,000	694,282
General Motors Acceptance Corp. LLC 7.250%, due 03/02/11[2]		1,300,000	1,209,758
Morgan Stanley MTN 1.570%, due 11/29/13[4]	EUR	5,900,000	7,482,658
SLM Corp. 0.829%, due 03/15/11[4]		2,600,000	2,158,811
			12,798,316
Insurance—2.45%
American International Group 8.175%, due 05/15/38[4]		6,400,000	1,584,000
8.250%, due 08/15/18		5,700,000	3,368,973
8.625%, due 05/22/38[4,7]	GBP	1,600,000	628,089
American International Group, Inc. MTN 4.000%, due 09/20/11		1,500,000	1,416,227
Metropolitan Life Global Funding I 0.894%, due 05/17/10[4,6]		500,000	496,162
Progressive Corp. 6.700%, due 06/15/37[4]		2,800,000	2,119,480
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	5,847,534
			15,460,465

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Corporate notes—(concluded)
Media—0.76%
Historic TW, Inc. 9.125%, due 01/15/13	$1,400,000	$1,620,920
Time Warner, Inc. 5.500%, due 11/15/11	3,000,000	3,178,830
		4,799,750
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37	300,000	266,607
Oil services—1.92%
Cameron International Corp. 6.375%, due 07/15/18	8,400,000	8,442,177
El Paso Corp. 7.000%, due 06/15/17	1,700,000	1,633,358
Gaz Capital (Gazprom) 7.288%, due 08/16/37[6]	2,600,000	2,034,500
		12,110,035
Paper & forest products—0.08%
Celulosa Arauco y Constitucion SA 7.250%, due 07/29/19[6]	500,000	517,901
Retail—0.72%
Kroger Co. 6.400%, due 08/15/17	1,200,000	1,309,947
Macy's Retail Holdings, Inc. 8.875%, due 07/15/15[2,9]	3,100,000	3,210,447
		4,520,394
Telecommunication services—0.14%
Verizon North, Inc. 5.634%, due 01/01/21[7,13]	1,000,000	857,120
Tobacco—0.24%
Reynolds American, Inc. 7.250%, due 06/15/37	1,600,000	1,488,402
Total corporate notes (cost—$229,964,652)		211,735,767
Loan assignments[4]—2.36%
Diversified financials—1.07%
Chrysler Financial Term Loan 4.290%, due 08/03/12	6,267,212	5,902,961
First Data Corp. B2 Loan 3.035%, due 09/24/14	984,962	834,342
		6,737,303
Electric utilities—0.48%
NRG Energy Bank Debt 1.785%, due 02/01/13	559,622	533,460
NRG Energy, Inc. Term Loan 0.498%, due 06/23/10	1,208,715	1,152,207
NRG Energy, Inc. Term Loan B 2.098%, due 02/01/13	1,414,551	1,348,421
		3,034,088

Security description	Face amount[1]	Value
Loan assignments[4]—(concluded)
Health care—0.29%
Community Health Systems, Inc. Term Loan 2.535%, due 07/30/16	$65,526	$61,485
2.924%, due 07/25/14	853,666	801,020
Community Health Systems, Inc. Term Loan B 2.535%, due 07/25/14	46,909	44,016
HCA, Inc. Loan 2.848%, due 11/16/13	1,016,953	954,023
		1,860,544
Media—0.30%
Cablevision Term Loan B 2.038%, due 03/30/13	1,966,302	1,918,384
		1,918,384
Raw materials/paper—0.22%
Georgia Pacific Corp. Term Loan C 3.550%, due 12/31/20	117,170	114,769
3.589%, due 12/31/20	77,425	75,838
3.900%, due 12/31/20	292,386	286,392
Koch Forest Products, Inc. 2.300%, due 12/20/12	86,203	83,247
2.339%, due 12/20/12	63,805	61,617
2.650%, due 12/20/12	734,232	709,055
		1,330,918
Total loan assignments (cost—$14,939,909)		14,881,237
Municipal bonds and notes—4.11%
Education—1.80%
California Educational Facilities Authority Revenue (Clairmont McKenna College) 5.000%, due 01/01/38	200,000	189,546
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19	300,000	314,196
Keller Independent School District School Building (PSF-GTD) 4.750%, due 08/15/30	1,300,000	1,312,090
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25	3,200,000	3,001,152
4.500%, due 01/01/28	3,800,000	3,438,506
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	101,303

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Municipal bonds and notes—(continued)
Education—(concluded)
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22	$2,000,000	$2,081,360
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (FSA Insured) 4.980%, due 01/01/21[14]	1,600,000	903,392
		11,341,545
General obligation—0.60%
California State 6.000%, due 04/01/38	1,100,000	1,136,520
California State Build America Bonds 7.500%, due 04/01/34	1,400,000	1,444,646
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33	1,200,000	1,228,356
		3,809,522
Tobacco—0.78%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	500,000	286,445
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	850,863
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	146,014
Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement Revenue, Series B (Escrowed to Maturity) 6.375%, due 05/15/30	3,030,000	3,599,549
		4,882,871
Transportation—0.62%
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,192,535

Security description	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Transportation—(concluded)
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	$700,000	$723,177
		3,915,712
Utilities—0.31%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	101,326
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,729,988
New York City Municipal Water Finance Authority Water & Sewer Revenue, Series DD 5.000%, due 06/15/37	100,000	99,250
		1,930,564
Total municipal bonds and notes (cost—$25,369,822)		25,880,214
	Number of shares
Preferred stock[15]—0.85%
Commercial banks—0.85%
Wells Fargo & Co. (cost—$3,810,820)	6,400	5,375,680
	Face amount[1]
Short-term US government obligations[16]—0.21%
US Treasury Bills 0.147%, due 08/20/09	$1,320,000	1,319,897
0.197%, due 09/03/09[3]	11,000	10,998
Total short-term US government obligations (cost—$1,330,895)		1,330,895
Repurchase agreement—7.90%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $50,736,866 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$50,731,792); proceeds: $49,735,041 (cost—$49,735,000)	49,735,000	49,735,000

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—2.66%
Money market fund—2.66%
UBS Private Money Market Fund LLC[17] (cost—$16,758,475)	16,758,475	$16,758,475
Total investments before investments sold short (cost—$663,160,770)— 100.26%		631,504,466

Security description	Face amount[1]	Value
Investments sold short—(3.05)%
FNMA TBA* 5.500%, TBA	$(13,000,000)	$(13,467,194)
6.000%, TBA	(5,500,000)	(5,764,688)
Total investments sold short (proceeds—$19,126,250)— (3.06)%		(19,231,882)
Other assets in excess of liabilities—2.79%		17,571,400
Net assets—100.00%		$629,843,984

Aggregate cost for federal income tax purposes before investments sold short was $663,181,177; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$16,706,697
Gross unrealized depreciation	(48,383,408)
Net unrealized depreciation	$(31,676,711)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2009.

3  Partial amount delivered to broker as collateral for futures transactions.

4  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

5  Entire amount pledged as collateral for investments sold short.

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 11.37% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Illiquid securities representing 2.17% of net assets as of July 31, 2009.

8  Inverse variable rate security. The interest rate shown is the current rate as of July 31, 2009.

9  Step-up bond that converts to the noted fixed rate at a designated future date.

10  Bond interest in default.

11  Variable rate security. The interest rate shown is the current rate as of July 31, 2009 and resets at the next call date.

12  Perpetual bond security. The maturity date reflects the next call date.

13  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.14% of net assets as of July 31, 2009, is considered illiquid and restricted (see table below for more information).

Illiquid and restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/09	Value as a percentage of net assets
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	$1,000,000	0.16%	$857,120	0.14%

14  Zero coupon bond; interest rate represents annualized yield at date of purchase.

15  Non cumulative preferred stock. Convertible until 12/31/49.

16  Rates shown are the discount rates at date of purchase.

17  The table below details the Portfolios's transaction activity in an affiliated issuer for the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$4,558,411	$253,843,887	$241,643,823	$16,758,475	$58,930

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2009.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

COFI  Cost of Funds Index

EUR  Euro

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

GS  Goldman Sachs

GTD  Guaranteed

MTN  Medium Term Note

NATL-RE  National Reinsurance

PSF  Permanent School Fund

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options7

Number of contracts (000)	Put options written	Counterparty	Pay/ receive floating rate	Expiration dates	Premiums received	Current value	Unrealized appreciation
0[20]	GBP 90 Day Sterling Futures, strike @ GBP 92.00	N/A	N/A	12/16/09	$16,474	$0	$16,474
41,400	USD 3 Month LIBOR[19] Interest Rate Swap, strike @ 1.750%	Credit Suisse International	Pay	08/21/09	97,290	35,604	61,686
36,500	USD 3 Month LIBOR[19] Interest Rate Swap, strike @ 4.250%	Barclays Bank PLC	Pay	08/21/09	405,150	15,330	389,820
					$518,914	$50,934	$467,980

19  3 Month LIBOR (USD on London Interbank Offered Rate) at July 31, 2009 was 0.479%.

20  Amount represents less than 500 contracts.

LIBOR  London Interbank Offered Rate

N/A  Not applicable.

Currency type abbreviations:

GBP  Great Britain Pound

USD  United States Dollar

Written option activity for the year ended July 31, 2009 was as follows:

	Number of contracts (000)	Premiums received
Options outstanding at July 31, 2008	90,601	$3,418,017
Options written	151,901	1,278,336
Options terminated in closing purchase transactions	(137,601)	(3,341,953)
Options expired prior to exercise	(27,001)	(835,486)
Options outstanding at July 31, 2009	77,900	$518,914

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
266	USD	90 Day Euro Dollar Futures	December 2010	$65,096,463	$65,050,300	$(46,163)
79	USD	90 Day Euro Dollar Futures	September 2010	19,415,237	19,400,425	(14,812)
273	USD	90 Day Euro Dollar Futures	March 2011	66,769,325	66,530,100	(239,225)
				$151,281,026	$150,980,825	$(300,200)

Currency type abbreviation:

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	7,300,000	USD	5,988,920	08/28/09	$(106,401)
Brazilian Real	25,312,364	USD	11,412,247	08/04/09	(2,154,610)
Brazilian Real	11,590,650	USD	5,800,000	08/04/09	(412,328)
Brazilian Real	3,516,970	USD	1,765,547	08/04/09	(119,470)
Canadian Dollar	12,900,000	USD	11,772,580	08/04/09	(202,356)
Chinese Yuan Renminbi	41,659,040	USD	6,134,449	03/29/10	8,278
Euro	13,922,000	USD	19,797,321	09/04/09	(47,089)
Great Britain Pound	189,000	USD	311,844	08/06/09	(3,869)
Great Britain Pound	1,810,000	USD	2,980,595	08/06/09	(42,906)
Japanese Yen	1,180,000,000	USD	12,408,383	08/04/09	(61,894)
Japanese Yen	10,000,000	USD	106,352	09/02/09	644
Japanese Yen	1,180,000,000	USD	12,317,328	09/09/09	(157,104)
Mexican Peso	70,039,900	USD	4,897,039	11/27/09	(322,491)
Mexican Peso	4,418,790	USD	314,000	11/27/09	(15,298)
Philippine Peso	3,000,000	USD	62,073	12/24/10	(323)
Singapore Dollar	9,304	USD	6,455	11/18/09	(7)
Singapore Dollar	367,716	USD	257,847	12/24/10	2,492
Taiwan Dollar	926,750	USD	27,500	08/10/09	(761)
Taiwan Dollar	869,310	USD	26,000	08/10/09	(509)
Taiwan Dollar	429,823	USD	12,777	08/10/09	(330)
Taiwan Dollar	330,407	USD	9,854	08/10/09	(221)
Taiwan Dollar	751,669	USD	23,026	11/16/09	(87)
Taiwan Dollar	1,796,379	USD	54,790	11/16/09	(446)
United States Dollar	110,043	AUD	136,000	08/25/09	3,538
United States Dollar	2,464,507	AUD	3,122,000	06/07/10	81,812
United States Dollar	3,597,339	AUD	4,550,000	06/07/10	113,663
United States Dollar	360,000	BRL	701,280	08/04/09	15,870
United States Dollar	7,297,000	BRL	14,462,654	08/04/09	454,657

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	10,868,570	BRL	21,777,350	08/04/09	$803,599
United States Dollar	1,720,000	BRL	3,478,700	08/04/09	144,505
United States Dollar	1,744,529	BRL	3,516,970	10/02/09	119,608
United States Dollar	11,216,399	CAD	12,547,000	08/04/09	430,851
United States Dollar	6,200,000	CNY	41,659,040	03/29/10	(73,830)
United States Dollar	188,662	GBP	116,000	08/06/09	5,109
United States Dollar	2,804,065	GBP	1,700,000	08/06/09	35,687
United States Dollar	12,313,472	JPY	1,180,000,000	08/04/09	156,806
United States Dollar	6,254	KRW	7,910,000	11/18/09	184
United States Dollar	6,197,718	KRW	7,902,090,000	11/18/09	233,719
United States Dollar	2,527,140	MXN	34,128,641	11/27/09	16,203
United States Dollar	730,000	MXN	10,017,918	11/27/09	16,558
United States Dollar	668,848	MXN	9,039,474	11/27/09	4,794
United States Dollar	281,967	MXN	3,803,102	11/27/09	1,449
United States Dollar	1,130,972	MXN	15,271,125	11/27/09	7,067
United States Dollar	67,024	PHP	3,000,000	12/24/10	(4,628)
United States Dollar	266,499	SGD	367,716	12/24/10	(11,144)
United States Dollar	22,861	TWD	751,669	08/10/09	61
United States Dollar	54,650	TWD	1,804,621	08/10/09	381
					$(1,080,567)

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CNY  Chinese Yuan Renminbi

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

SGD  Singapore Dollar

TWD  Taiwan Dollar

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	GBP	400	03/18/14	1.099%[21]		5.000%	$1,539	$41,327	$42,866
Barclays Bank PLC	GBP	22,900	09/16/14	1.099	[21]	3.500	188,931	(397,161)	(208,230)[7]
Barclays Bank PLC	USD	7,800	12/16/16	0.479	[19]	4.000	(117,780)	193,476	75,696 [7]
Citibank N.A.	USD	24,700	12/16/14	0.479	[19]	4.000	(661,960)	917,422	255,462
Deutsche Bank AG	USD	7,600	12/16/16	0.479	[19]	4.000	(117,420)	188,515	71,095 [7]
Morgan Stanley Capital Services, Inc.	USD	17,200	12/16/16	0.479	[19]	4.000	(497,131)	426,639	(70,492)
Royal Bank of Scotland PLC	GBP	10,100	09/16/14	1.099	[21]	3.500	90,391	(175,167)	(84,776)[7]
Royal Bank of Scotland PLC	USD	101,700	12/16/14	0.479	[19]	4.000	(1,325,110)	3,777,400	2,452,290
Royal Bank of Scotland PLC	USD	25,800	12/16/16	0.479	[19]	4.000	(761,100)	639,958	(121,142)[7]
Royal Bank of Scotland PLC	USD	1,300	12/16/19	0.479	[19]	4.000	(7,280)	9,120	1,840
							$(3,206,920)	$5,621,529	$2,414,609

21  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

GBP  Great Britain Pound

USD  United States Dollar

Credit default swaps on corporate issues—buy protection22

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Barclays Bank PLC	USD	3,100	09/20/15	7.150%[23]		0.000%[24]		$—	$(709,444)	$(709,444)
Citibank N.A.	USD	5,000	12/20/11	2.470	[23]	0.000	[25]	—	(182,046)	(182,046)
Citibank N.A.	USD	300	12/20/13	3.400	[23]	0.000	[26]	—	(13,367)	(13,367)
Credit Suisse First Boston	USD	1,400	03/20/13	1.450	[23]	0.000	[27]	—	(53,619)	(53,619)
Deutsche Bank AG	USD	1,200	09/20/17	0.775	[23]	0.000	[28]	—	(10,776)	(10,776)
Deutsche Bank AG	USD	3,200	12/20/17	1.020	[23]	0.000	[29]	—	56,395	56,395
Deutsche Bank AG	USD	1,000	06/20/18	1.370	[23]	0.000	[30]	(45,996)	(4,784)	(50,780)
Deutsche Bank AG	USD	8,400	09/20/18	0.820	[23]	0.000	[31]	—	360,316	360,316
								$(45,996)	$(557,325)	$(603,321)

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

22  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

23  Payments are made based on the notional amount.

24  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Macy's Retail Holdings, Inc bond, 8.875%, due 07/15/15.

25  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wachovia Corp. bond, 5.300%, due 10/15/11.

26  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Valero Energy Corp.. bond, 8.750%, due 06/15/30.

27  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Historic TW, Inc. bond, 9.125%, due 01/15/13.

28  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Kroger Co. bond, 6.400%, due 05/15/17.

29  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.750%, due 12/01/17.

30  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Merrill Lynch & Co. bond, 6.875%, due 04/25/18.

31  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Cameron International Corp. bond, 6.375%, due 07/15/18.

USD  United States Dollar

Credit default swaps on corporate issues—sell protection32

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized appreciation (depreciation)	Credit spread[33]
Barclays Bank PLC	USD	3,900	03/20/13	0.000%[34]		2.029%[35]		$—	$(158,343)	$(158,343)	3.29%
BNP Paribas	USD	1,000	12/20/12	0.000	[36]	2.870	[35]	—	(210,281)	(210,281)	11.60
Citibank N.A.	USD	1,800	03/20/14	0.000	[37]	5.000	[35]	88,920	(38,998)	49,922	5.59
Deutsche Bank AG	USD	300	09/20/11	0.000	[38]	1.500	[35]	—	(6,854)	(6,854)	2.62
Deutsche Bank AG	USD	1,000	12/20/12	0.000	[36]	2.900	[35]	—	(209,557)	(209,557)	11.60
Deutsche Bank AG	USD	3,000	03/20/13	0.000	[34]	2.073	[35]	—	(117,621)	(117,621)	3.29
Deutsche Bank AG	USD	1,800	09/20/13	0.000	[39]	1.000	[35]	45,267	7,075	52,342 [7]	0.90
Royal Bank of Scotland PLC	USD	800	03/20/10	0.000	[40]	8.250	[35]	—	39,317	39,317	0.68
								$134,187	$(695,262)	$(561,075)

32  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

33  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

34  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the MetLife, Inc. bond, 5.000%, due 06/15/15.

35  Payments received are based on the notional amount.

36  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

37  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the El Paso Corp. bond, 6.875%, due 06/15/14.

38  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Electric Capital Corp. bond, 6.000%, due 06/15/12.

39  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wells Fargo & Co. bond, 0.702%, due 10/28/15.

40  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the JPMorgan Chase & Co. bond, 4.750%, due 03/01/15.

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$16,063,317	$—	$16,063,317
Government national mortgage association certificates	—	291,258	—	291,258
Federal home loan mortgage corporation certificates	—	1,094,742	1,512,265	2,607,007
Federal housing administration certificates	—	—	104,298	104,298
Federal national mortgage association certificates	—	42,657,982	149,678	42,807,660
Collateralized mortgage obligations		215,355,885	3,395,174	218,751,059
Asset-backed securities	—	25,182,599	—	25,182,599
Corporate notes		211,735,767		211,735,767
Loan assignments	—	14,881,237	—	14,881,237
Municipal bonds and notes	—	25,880,214	—	25,880,214
Preferred stock	—	5,375,680	—	5,375,680
Short-term US government obligations	—	1,330,895	—	1,330,895
Repurchase agreement	—	49,735,000	—	49,735,000
Investment of cash collateral from securities loaned	—	16,758,475	—	16,758,475
Federal national mortgage association certificates sold short	—	(19,231,882)	—	(19,231,882)
Other financial instruments, net[41]	(283,726)	621,152	—	337,426
Total	$(283,726)	$607,732,321	$5,161,415	$612,610,010

41  Other financial instruments include written options, open futures contracts, forward foreign currency contracts and open swap contracts.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2009

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,555,360	$125,403	$179,964	$560,051	$2,420,778
Net purchases/(sales)	(42,493)	(21,105)	(27,231)	(1,286,205)	(1,377,034)
Accrued discounts/(premiums)	—	(1,705)	—	—	(1,705)
Total realized gain/(loss)	—	—	—	—	—
Total unrealized appreciation/ (depreciation)	(602)	1,705	(3,055)	(64,045)	(65,997)
Net transfers in/(out) of Level 3	—	—	—	4,185,373	4,185,373
Ending balance	$1,512,265	$104,298	$149,678	$3,395,174	$5,161,415

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held at July 31, 2009 was $(65,997).

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	86.7%
Australia	6.4
France	2.6
Netherlands	1.3
Spain	0.9
United Kingdom	0.7
Switzerland	0.4
Japan	0.4
Luxembourg	0.3
South Korea	0.2
Chile	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares returned 6.14% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 4.56%). In comparison, the Barclays Capital US Municipal 3-15 Year Blend Index (formerly known as the Lehman Brothers US Municipal 3-15 Year Blend Index) (the "benchmark") returned 7.07%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 4.56%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 64. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

While the Portfolio delivered strong absolute performance, it lagged its benchmark during the reporting period. Following the severe flight to quality that culminated in late 2008, the Portfolio was hurt by an underweight to US Treasury-backed pre-refunded bonds. These securities outperformed all other municipal sectors as investors flocked to the highest grade assets.

Investors' risk aversion began to reverse course at the start of 2009, with demand for higher-yielding assets accelerating. The Portfolio was well-positioned to benefit from this shift in demand, driven by an overweight to revenue bonds, including those backed by essential service water and sewer projects, as well as utilities, hospitals and colleges. The strong performance from revenue bonds during the first half of 2009 helped mitigate the negative impact experienced during the most challenging liquidity conditions in the fourth quarter of 2008. Within the revenue bond sector, the Portfolio was aided by favorable security selection, particularly within the hospital, education and housing sectors.

During the reporting period, we reduced the Portfolio's exposure to bonds backed by corporate entities, such as industrial development and prepaid natural gas contracts. Despite this, exposure to these securities hurt the Portfolio's relative returns. However, the Portfolio benefited greatly from improving market conditions during 2009, when prices improved as the taxable credit markets rallied. Tobacco securitization bonds remained a key overweight in the Portfolio, and benefited greatly from the broad municipal market rally experienced during the first half of 2009.

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

Weak economic conditions continued to pressure state and local government budgets, straining tax revenues during the reporting period. The Portfolio maintained a strategic underweight to general obligation bonds and benefited from less exposure to geographic areas prone to extended periods of economic weakness. In particular, a decision to underweight both California and New York City general obligation bonds helped performance relative to the benchmark as those credits suffered amidst heavy supply and weak economic conditions. While lower-quality bonds in the A- and BBB-rated categories performed well during the latter half of the reporting period, an overweight position detracted from the Portfolio's relative returns overall.1 Bonds backed by the Commonwealth of Puerto Rico remained a key portfolio overweight. These bonds benefited relative returns as investor demand for lower-rated bonds increased during 2009.

Overall, we maintained the Portfolio's duration closely to that of the benchmark's. However, a modestly short duration position was detrimental as the market rallied during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes.) The Portfolio was positioned to benefit from a steepening yield curve, which added to performance as the spread between two-year and 10-year municipals increased substantially. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.) The yield curve steepened due to the monetary policy of the Federal Reserve Board, which helped to keep short-term interest rates low. Municipal bonds with call features allowing the issuer to opportunistically redeem bonds at a set price were poor performers overall during the reporting period, and the Portfolio's underweight to these issues benefited returns relative to the benchmark.

1  According to ratings assigned by Standard & Poor's Ratings Group, bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions, while debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Barclays Capital US Municipal 3-15 Year Blend Index (unaudited)

The graph depicts the performance of UBS PACE Municipal Fixed Income Investments Class P shares versus the Barclays Captial US Municipal 3-15 Year Blend Index (formerly known as the Lehman Brothers US Municipal 3-15 Year Blend Index) over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	5.97%	3.12%	N/A	3.47%
maximum sales charge	Class B3	5.17%	2.35%	N/A	2.92%
or UBS PACE Select	Class C4	5.36%	2.60%	N/A	3.21%
program fee	Class Y5	6.23%	3.38%	N/A	3.73%
	Class P6	6.14%	3.36%	3.90%	4.36%
After deducting	Class A2	1.22%	2.18%	N/A	2.91%
maximum sales charge	Class B3	0.17%	1.98%	N/A	2.92%
or UBS PACE Select	Class C4	4.61%	2.60%	N/A	3.21%
program fee	Class P6	4.56%	1.82%	2.36%	2.81%
Barclays Capital US Municipal 3-15 Year Blend Index[7]		7.07%	4.55%	5.27%	5.40%
Lipper Intermediate Municipal Debt Funds median		4.56%	3.28%	4.19%	4.43%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (0.08)%; 5-year period, 1.95%; since inception, 2.71%; Class B—1-year period, (1.17)%; 5-year period, 1.76%; since inception, 2.72%; Class C—1-year period, 3.35%; 5-year period, 2.38%; since inception, 3.02%; Class Y—1-year period, 4.88%; 5-year period, 3.14%; since inception, 3.53%; Class P—1-year period, 3.32%; 5-year period, 1.60%; 10-year period, 2.19%; since inception, 2.69%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—0.96% and 0.93%; Class B—1.84% and 1.68%; Class C—1.47% and 1.43%; Class Y—0.91% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68% and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital US Municipal 3-15 Year Blend Index (formerly known as the Lehman Brothers US Municipal 3-15 Year Blend Index) is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Weighted average duration	5.3	yrs.
Weighted average maturity	6.7	yrs.
Average coupon	5.26%
Net assets (mm)	$291.7
Number of holdings	150
Portfolio composition[1]	07/31/09
Municipal bonds and notes	98.7%
Tax-free money market fund	0.6
Other assets less liabilities	0.7
Total	100.0%
Top five sectors[1]	07/31/09
Revenue	34.2%
General obligations	24.1
Lease revenue/special revenue	19.6
Insured	12.8
Housing	3.1
Total	93.8%
Top five states or territories[1]	07/31/09
Texas	16.5%
California	8.6
Puerto Rico	7.3
Florida	7.2
Washington	6.9
Total	46.5%
Quality diversification[1]	07/31/09
AAA and agency backed securities	34.2%
AA	25.2
A	21.5
BBB	10.5
Non-rated	7.3
Tax-free money market fund	0.6
Other assets less liabilities	0.7
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—98.72%
Alabama—0.72%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,095,285
Alaska—3.03%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,238,482
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[1]	970,000	971,746
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,632,055
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,273,540
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A 4.625%, due 06/01/23	790,000	714,200
		8,830,023
Arizona—1.27%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,274,540
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,441,566
		3,716,106
Arkansas—0.00%
Springdale Residential Housing Mortgage Series A (FNMA Collateralized) 7.650%, due 09/01/11	1,375	1,408
California—8.64%
California State 5.000%, due 03/01/17	2,000,000	2,146,880
5.000%, due 08/01/19	3,000,000	3,143,610
5.500%, due 04/01/21	3,000,000	3,226,290
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28	1,000,000	1,007,750

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	$3,000,000	$3,117,540
California Statewide Communities Development Authority Revenue St. Joseph Series F (FSA Insured) 5.250%, due 07/01/18	1,500,000	1,635,885
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	5,915,000	4,945,354
Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity) 6.750%, due 03/01/10	100,000	102,983
6.800%, due 05/01/10	50,000	52,305
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,564,050
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	825,000	648,731
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	2,610,927
		25,202,305
Delaware—0.60%
Delaware State Series 2009B 5.000%, due 01/01/17	1,500,000	1,755,720
District of Columbia—0.37%
Metropolitan Airport Authority System Refunding Series A (NATL-RE-FGIC Insured) 5.750%, due 10/01/14[1]	1,000,000	1,070,090
Florida—7.19%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	2,000,000	2,012,440
Citizens Property Insurance Corp. Senior Secured High Account Series A-1 5.500%, due 06/01/14	1,000,000	1,027,330

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	$1,065,000	$1,178,092
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,642,718
5.250%, due 10/01/21	2,000,000	2,082,080
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,063,981
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,151,520
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (FSA Insured) 5.250%, due 10/01/18	2,500,000	2,783,975
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,239,520
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,148,270
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	1,535,000	1,629,587
		20,959,513
Georgia—1.88%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,304,340
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (FSA Insured) 5.250%, due 01/01/15	2,000,000	2,237,480
Main Street Natural Gas, Inc. Gas Project Revenue Series B 5.000%, due 03/15/15	1,000,000	947,230
		5,489,050

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Guam—0.34%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	$1,000,000	$990,710
Hawaii—0.36%
Hawaii State Harbor Systems Revenue Series A (FSA Insured) 5.000%, due 01/01/13[1]	1,000,000	1,050,840
Idaho—0.19%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	425,000	441,707
Subseries D-3 5.150%, due 07/01/13[1]	110,000	111,960
		553,667
Illinois—6.51%
Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured) 7.250%, due 11/01/09	75,000	76,288
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,582,745
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,089,410
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (FSA Insured) 5.150%, due 01/01/19	2,000,000	2,257,600
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	660,000	797,141
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (NATL-RE Insured) 5.000%, due 08/15/12	2,000,000	2,117,120
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,300,932
Regional Transportation Authority Series A (FSA Insured) 5.750%, due 06/01/18	3,000,000	3,548,970

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	$2,000,000	$2,224,680
		18,994,886
Indiana—0.97%
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	1,500,000	1,508,805
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,318,514
		2,827,319
Iowa—1.24%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	3,310,000	3,621,935
Kentucky—0.54%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (FSA Insured) 5.750%, due 07/01/13[1]	1,505,000	1,575,299
Louisiana—1.95%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	950,000	952,765
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,026,851
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (FSA Insured) 5.000%, due 01/01/12[1]	1,655,000	1,717,062
		5,696,678
Maryland—0.78%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,284,960

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—5.28%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	$2,000,000	$2,267,200
Series B 5.250%, due 07/01/21	6,000,000	6,990,300
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,145,110
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,048,570
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	1,951,800
Massachusetts State Housing Finance Agency Series D 3.900%, due 12/01/17[1]	2,000,000	1,998,180
		15,401,160
Michigan—3.26%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,461,500
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (NATL-RE Insured) 5.500%, due 07/01/32[3]	2,000,000	2,037,900
Detroit Sewer Disposal Revenue Senior Lien Series A (FSA Insured) 5.250%, due 07/01/19	2,500,000	2,583,850
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,436,841
		9,520,091
Minnesota—0.01%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	20,000	21,390

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—3.57%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (FSA Insured) 5.000%, due 11/15/16	$2,000,000	$2,166,000
5.000%, due 11/15/17	2,500,000	2,686,625
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,316,780
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[1]	2,075,000	2,159,079
St. Louis Airport Revenue Lambert International Airport Series A (FSA Insured) 5.000%, due 07/01/13	1,000,000	1,082,020
		10,410,504
Nevada—0.56%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,622,610
New Jersey—0.69%
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,695,690
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	380,000	324,759
		2,020,449
New York—5.91%
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[1]	4,000,000	4,051,120
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[3]	2,000,000	2,138,380
New York State Dorm Authority Lease Revenue Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[3]	1,500,000	1,614,030

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	$2,500,000	$2,838,475
New York State Urban Development Corp. Correctional & Youth Facilities Service (Pre-refunded with US Government Securities to 01/01/11 @ 100) Series A 5.500%, due 01/01/17	70,000	74,821
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	6,000,000	6,526,620
		17,243,446
North Carolina—0.39%
Iredell County Certificates of Participation Iredell County School Project (FSA Insured) 5.250%, due 06/01/15	1,000,000	1,144,170
Ohio—2.25%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Securities Turbo Series A-2 5.125%, due 06/01/24	2,685,000	2,203,177
Cleveland Waterworks Revenue Refunding First Mortgage Series G (NATL-RE Insured) 5.500%, due 01/01/13	2,265,000	2,341,738
Franklin County Revenue Refunding Trinity Health Credit Series A 5.000%, due 06/01/11	1,680,000	1,747,368
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[1]	275,000	281,388
		6,573,671
Oklahoma—0.39%
Oklahoma Department of Transportation Revenue Grant Anticipation Notes Series A 5.000%, due 09/01/13	1,000,000	1,125,420
Pennsylvania—3.08%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (NATL-RE Insured) 5.750%, due 12/01/15	800,000	854,640

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	$30,000	$32,070
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,237,780
Pennsylvania State Higher Educational Facilties Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,331,585
Pennsylvania Third Series (FSA Insured) 5.000%, due 09/01/15	2,000,000	2,270,980
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,256,480
		8,983,535
Puerto Rico—7.29%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,506,660
Series C 5.250%, due 01/01/15[1]	1,000,000	1,014,060
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	1,070,000	1,093,016
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (Assured Guaranty FSA) 5.500%, due 07/01/25	2,000,000	2,081,960
Puerto Rico Commonwealth Refunding Public Improvement Series A 5.000%, due 07/01/13	1,000,000	1,021,510
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[3]	1,000,000	1,003,990

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[3]	$3,000,000	$3,011,970
Series M (Commonwealth GTD) 5.750%, due 07/01/16	2,000,000	2,027,760
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured) 5.750%, due 08/01/27[3]	4,250,000	4,315,067
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Sub-Series A 5.500%, due 08/01/23	4,000,000	4,171,880
		21,247,873
South Carolina—0.84%
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,248,440
South Carolina Housing Finance & Development Authority Mortgage Revenue Series A-2 (FSA Insured) 4.700%, due 07/01/20[1]	215,000	212,085
		2,460,525
South Dakota—0.86%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	2,485,000	2,502,370
Tennessee—3.04%
Clarksville Natural Gas Acquisition Corp. Gas Revenue 5.000%, due 12/15/14	2,000,000	1,907,300
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (NATL-RE-FGIC/TCRs) 7.700%, due 01/01/12	6,450,000	6,955,422
		8,862,722

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—16.53%
Aldine Independent School District School Building (PSF-GTD) 5.000%, due 02/15/19	$1,435,000	$1,620,603
Cypress-Fairbanks Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/22	2,000,000	2,156,140
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	2,500,000	2,839,600
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	2,000,000	2,107,080
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	2,028,768
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,295,560
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,345,980
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,746,506
Houston Texas Airport Systems Revenue (Escrowed to Maturity) 7.600%, due 07/01/10	45,000	47,468
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (FSA Insured) 5.250%, due 11/15/17	2,500,000	2,867,475
Katy Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,218,100
Keller Independent School District Refunding (PSF-GTD) 5.000%, due 08/15/16	1,500,000	1,706,535
Klein Independent School District Refunding Schoolhouse Series A (PSF-GTD) 5.000%, due 08/01/19	1,530,000	1,744,139
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,917,778

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North East Independent School District School Building Series A (PSF-GTD) 5.000%, due 08/01/21	$2,000,000	$2,204,100
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (FSA Insured) 5.000%, due 09/01/21	1,450,000	1,485,481
5.000%, due 09/01/22	1,400,000	1,424,808
Pasadena Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/19	2,000,000	2,274,780
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	3,184,775
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,468,724
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,705,200
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[4]	25,000	23,049
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24[5]	1,885,000	2,042,661
Tyler Independent School District School Building 5.000%, due 02/15/18	2,165,000	2,449,806
University of Texas Revenue Refunding Financing Systems Series D 5.000%, due 08/15/17	2,000,000	2,296,120
		48,201,236
Utah—0.18%
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	515,000	531,835
Virginia—0.71%
Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured) 6.100%, due 02/01/11[1]	2,000,000	2,076,860

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Washington — 6.94%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	$2,500,000	$2,622,725
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,124,080
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,711,026
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,139,710
King County School District No. 414 Lake Washington (School Board Guaranty) 5.000%, due 12/01/18	1,000,000	1,132,980
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,043,620
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	3,000,000	3,795,540
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	15,000	16,063
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,449,202
5.000%, due 07/01/20	2,625,000	2,932,807
Washington State Unrefunded Balance Series 93-A (FSA Insured) 5.750%, due 10/01/12	1,215,000	1,286,928
		20,254,681

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Wyoming—0.36%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds (NATL-RE Insured) 5.000%, due 06/15/13	$1,000,000	$1,050,720
Total municipal bonds and notes (cost—$283,783,786)		287,971,062
	Number of shares

Tax-free money market fund—0.63%
State Street Global Advisors Tax Free Money Market Fund (cost—$1,848,801)	1,848,801	1,848,801
Total investments (cost—$285,632,587)— 99.35%		289,819,863
Other assets in excess of liabilities—0.65%		1,883,302
Net assets—100.00%		$291,703,165

Aggregate cost for federal income tax purposes was $285,633,119; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$7,697,901
Gross unrealized depreciation	(3,511,157)
Net unrealized appreciation	$4,186,744

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2009

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.49% of net assets as of July 31, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

4  Zero coupon bond; interest rate represents annualized yield at date of purchase.

5  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

ACA  American Capital Access

AGC  Associated General Contractors

AMBAC  American Municipal Bond Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

CBI  Certificates of Bond Insurance

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FNMA  Federal National Mortgage Association

FSA  Financial Security Assurance

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

MGIC  Mortgage Guaranty Insurance Corporation

NATL-RE  National Reinsurance

PSF  Permanent School Fund

SCSDE  South Carolina School District Enhancement

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$287,971,062	$—	$287,971,062
Tax-free money market fund	—	1,848,801	—	1,848,801
Total	$—	$289,819,863	$—	$289,819,863

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares returned 2.60% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 1.07%). In comparison, the Barclays Capital Global Aggregate ex-US Index (formerly known as the Lehman Brothers Global Aggregate ex-US Index) (the "benchmark") returned 3.04%, the Citigroup World Government Bond Index (WGBI)SM returned 5.63%, and the Lipper International Income Funds category posted a median return of 3.33%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 77. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

The Portfolio slightly lagged its benchmark during the reporting period, due to country allocations and currency positioning.

In terms of country allocations, an overweight position to Australia produced mixed results. While it added value in the latter part of 2008, the overweight has underperformed during the first seven months of 2009. Having an overweight to Sweden was beneficial in the latter part of 2008, as it was among the best-performing developed markets. Elsewhere, underweights to the US and the United Kingdom, as well as an overweight exposure to the core European bond markets detracted from relative performance in the later months of 2008. However, they have added value thus far in 2009.

From a currency perspective, an overweight to the Australian dollar versus the Canadian dollar detracted from relative performance in the third quarter of 2008, but it has added back some value in 2009. An overweight to the Norwegian krone, which often moves in tandem with oil prices, also hurt relative performance in late 2008, as oil prices fell. However, this position has added value in 2009.

Within currency, the primary source of added value was an underweight position in the British pound. In late 2008, the British pound fell to an all-time low against the euro, and our portion of the Portfolio's significant underweight to this area—which we have subsequently reduced—proved to be beneficial. An underweight

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Sub-Advisor's comments – concluded

to the Japanese yen detracted from relative performance in late 2008, although with an improvement in the risk environment, this position has added value in 2009 as investors became less risk-averse.

The Portfolio's overall duration position was neutral compared to that of the benchmark for most of the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes.) However, a longer-than-benchmark duration at the end of the reporting period added to returns.

An overweight to investment grade credit added to performance on a relative basis during the 12-month reporting period as a whole. While exposure to the financial sector detracted from the Portfolio's results during the second half of 2008 and the first quarter of 2009, the Portfolio's results have significantly recovered since then, as the financial sector rallied. An underweight to sterling-denominated bonds, which underperformed euro and US dollar-denominated bonds—to which we were overweight—added value relative to the benchmark, particularly in 2009.

An underweight exposure to more deeply subordinated financial debt detracted from performance during the second quarter of 2009. (Subordinated debt is debt which ranks after other debts should a company fall into receivership or be closed. Such debt is referred to as subordinate, because the debt providers—that is, the lenders—have subordinate status in relationship to the normal debt.) Finally, we added positions in US inflation-linked bonds in the first quarter of 2009. (In these bonds, the principal is indexed to inflation, and they are designed to cut out the inflation risk of an investment.) This also added value to the Portfolio as fears of inflation increased.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio, the Barclays Capital Global Aggregate ex US Index, and the Citigroup World Government Bond Index (WGBI)SM (unaudited)

The graph depicts the performance of UBS PACE Global Fixed Income Investments Class P shares versus the Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index), and the Citigroup World Government Bond Index (WGBI)SM over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Fixed Income Investments is a professionally managed portfolio while the Indicies are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	2.35%	5.46%	N/A	6.61%
maximum sales charge	Class B3	1.64%	4.67%	N/A	5.65%
or UBS PACE Select	Class C4	1.85%	4.94%	N/A	6.15%
program fee	Class Y5	2.71%	5.81%	N/A	6.64%
	Class P6	2.60%	5.70%	5.31%	5.36%
After deducting	Class A2	(2.27)%	4.50%	N/A	6.05%
maximum sales charge	Class B3	(3.28)%	4.34%	N/A	5.65%
or UBS PACE Select	Class C4	1.12%	4.94%	N/A	6.15%
program fee	Class P6	1.07%	4.13%	3.74%	3.79%
Barclays Capital Global Aggregate ex US Index[7]		3.04%	6.54%	5.92%	5.60%
Citigroup World Government Bond Index (WGBI)SM 8		5.63%	6.54%	6.46%	5.97%
Lipper International Income Funds median[9]		3.33%	5.29%	5.62%	5.66%
Lipper Global Income Funds median[9]		3.38%	5.29%	5.41%	5.63%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (5.53)%; 5-year period, 3.63%; since inception, 5.63%; Class B—1-year period, (6.57)%; 5-year period, 3.48%; since inception, 5.22%; Class C—1-year period, (2.24)%; 5-year period, 4.08%; since inception, 5.73%; Class Y—1-year period, (0.79)%; 5-year period, 4.94%; since inception, 6.22%; Class P—1-year period, (2.37)%; 5-year period, 3.27%; 10-year period, 3.49%; since inception, 3.53%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.30% and 1.24%; Class B—2.10% and 2.00%; Class C—1.79% and 1.73%; Class Y—0.94% and 0.88%; and Class P—1.13% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2009 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00% and Class P—1.00%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P). Effective December 1, 2005, the Portfolio's benchmark was changed to the Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index). The other index that is shown is for supplemental purposes only.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

8  The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

9  On September 18, 2009, Lipper changed the peer group classification for UBS PACE Global Fixed Income Investments from Lipper Global Income Funds category to the Lipper International Income Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Weighted average duration	6.11	yrs.
Weighted average maturity	7.98	yrs.
Average coupon	4.02%
Net assets (mm)	$483.5
Number of holdings	125
Portfolio composition[1]	07/31/09
Long-term global debt securities	92.4%
Futures and forward foreign currency contracts	1.1
Cash equivalents and other assets less liabilities	6.5
Total	100.0%
Quality diversification[1]	07/31/09
US government and agency securities	1.9%
AAA	33.4
AA	22.7
A	23.2
BBB	5.4
BB	0.4
Non-rated	5.4
Futures and forward foreign currency contracts	1.1
Cash equivalents and other assets less liabilities	6.5
Total	100.0%
Top five countries of origin[1]	07/31/09
United States	17.7%
Japan	17.7
Germany	15.4
France	9.6
United Kingdom	9.1
Total	69.5%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Long-term global debt securities—92.44%
Australia—0.40%
Australia & New Zealand Banking Group Ltd. 4.450%, due 02/05/15[2]	EUR	450,000	$627,961
BHP Billiton Finance 4.125%, due 05/05/11	EUR	900,000	1,319,802
			1,947,763
Brazil—0.50%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	991,666	1,123,062
11.000%, due 08/17/40	USD	1,000,000	1,309,000
			2,432,062
Canada—1.27%
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	6,158,662
Cayman Islands—0.13%
Pacific Life Funding LLC 5.125%, due 01/20/15	GBP	400,000	602,849
Denmark—8.71%
Kingdom of Denmark 4.000%, due 11/15/15		11,760,000	2,361,634
4.000%, due 11/15/17		176,000,000	35,088,802
5.000%, due 11/15/13		14,180,000	2,973,859
Nykredit A/S 4.000%, due 01/01/12		8,613,000	1,688,639
			42,112,934
France—9.16%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	1,052,771
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		4,500,000	6,595,314
Credit Agricole (London) 5.971%, due 01/02/18		3,000,000	4,601,456
Dexia Municipal Agency 4.500%, due 04/27/15		7,500,000	11,150,901
Electricite De France 5.375%, due 05/29/20		1,000,000	1,502,123
France Telecom 8.125%, due 01/28/33		350,000	683,182
Republic of France 4.000%, due 04/25/55		1,250,000	1,743,943
5.750%, due 10/25/32		2,520,000	4,438,834
Societe Financement de I' Economic Francaise 3.500%, due 11/24/11		3,000,000	4,428,864
Societe Generale 4.875%, due 12/18/14[2]		2,100,000	2,957,899
5.250%, due 03/28/13		2,750,000	4,199,509
6.125%, due 08/20/18		600,000	932,401
			44,287,197

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Germany—15.35%
Bayerische Landesbank 4.000%, due 01/16/12		7,340,000	$10,935,508
5.750%, due 10/23/17		1,550,000	2,108,549
Bundesrepublik Deutschland, Series 03 4.500%, due 01/04/13		12,200,000	18,783,222
Series 07 4.000%, due 01/04/18		50,000	75,676
DEFPA Deutsche Pfandbriefbank AG 4.000%, due 03/15/13		6,605,000	9,601,537
Deutsche Bank AG 3.625%, due 03/09/17[2]		4,900,000	6,378,590
4.500%, due 03/07/11		1,700,000	2,507,553
Deutsche Genossenschafts- Hypothekenbank 4.000%, due 10/31/16		4,050,000	5,955,230
Kreditanstalt Fuer Wiederaufbau 5.250%, due 07/04/12		4,100,000	6,341,531
L-Bank Fuer Baden- Wuerttemberg Foerderbank 4.125%, due 07/15/11	USD	2,300,000	2,384,635
NRW Bank 3.875%, due 01/27/20		2,300,000	3,259,804
SEB AG 4.250%, due 05/07/13		3,900,000	5,870,175
			74,202,010
Ireland—0.75%
Bank of Ireland Mortgage Bank 3.500%, due 09/22/09		2,550,000	3,638,711
Japan—17.68%
Bank of Tokyo- Mitsubishi UFJ 3.500%, due 12/16/15[2]	EUR	2,300,000	3,240,040
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,415,211
2.300%, due 03/19/26		500,000,000	5,298,631
Government of Japan 1.700%, due 12/20/16		1,755,000,000	19,420,992
1.700%, due 03/20/17		1,444,600,000	15,945,621
2.000%, due 03/20/16		2,906,000,000	32,808,702
2.200%, due 09/20/26		159,700,000	1,732,849
2.300%, due 12/20/36		380,000,000	3,992,464
Japan Finance Corp. Municipal Enterprises 1.900%, due 06/22/18		40,000,000	440,119
Sumitomo Mitsui Banking 4.375%, due 10/15/15[3,4]	EUR	1,050,000	1,167,320
			85,461,949

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Luxembourg—3.07%
European Investment Bank 1.400%, due 06/20/17	JPY	42,000,000	$439,587
4.625%, due 03/21/12	USD	3,500,000	3,750,915
6.000%, due 12/07/28	GBP	3,200,000	6,158,130
Gaz Capital SA 8.125%, due 02/04/15		2,000,000	2,986,002
John Deere Bank SA 6.000%, due 06/23/11		1,000,000	1,510,056
			14,844,690
Mexico—0.43%
United Mexican States 5.500%, due 02/17/20	EUR	300,000	403,003
5.625%, due 01/15/17	USD	500,000	510,000
7.500%, due 03/08/10	EUR	800,000	1,175,872
			2,088,875
Netherlands—5.49%
Bank Nederlandse Gemeenten 3.750%, due 12/16/13		200,000	294,743
4.375%, due 01/19/15	GBP	660,000	1,126,780
Deutsche Telekom International Finance 8.125%, due 05/29/12		1,805,000	2,906,716
EDP Finance BV 5.375%, due 11/02/12[5]	USD	3,600,000	3,816,522
ELM BV (Swiss Reinsurance Co.) 5.252%, due 05/29/16[3,4]		700,000	642,994
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	2,262,366
Generali Finance BV 6.214%, due 06/16/16[3,4]	GBP	550,000	678,036
Government of the Netherlands 5.500%, due 01/15/28		1,830,500	3,067,153
ING Bank NV 6.125%, due 05/29/23[2]		800,000	1,064,756
Rabobank Nederland 5.000%, due 01/25/12		6,700,000	7,220,476
RWE Finance BV 5.125%, due 07/23/18		900,000	1,363,278
Urenco Finance NV 5.375%, due 05/22/15		1,500,000	2,118,600
			26,562,420
Peru—0.43%
Republic of Peru 6.550%, due 03/14/37	USD	550,000	539,000
7.350%, due 07/21/25	USD	400,000	431,000
8.750%, due 11/21/33	USD	900,000	1,100,250
			2,070,250

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Philippines—0.45%
Republic of Philippines 8.375%, due 02/15/11	USD	2,000,000	$2,160,000
Russia—1.03%
Gaz Capital (Gazprom) 4.560%, due 12/09/12	EUR	3,200,000	4,372,818
8.625%, due 04/28/34	USD	100,000	103,750
Russian Ministry of Finance 3.000%, due 05/14/11	USD	500,000	482,500
			4,959,068
Singapore—0.52%
DBS Bank Ltd. 5.000%, due 11/15/19[2,5]	USD	1,250,000	1,225,011
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,5]	USD	1,300,000	1,264,318
			2,489,329
Spain—2.08%
Santander International Debt SA 5.625%, due 02/14/12		3,000,000	4,547,841
Santander Issuances 4.500%, due 09/30/19[2]		1,600,000	2,193,349
Telefonica Emisiones SAU 6.221%, due 07/03/17	USD	3,000,000	3,329,583
			10,070,773
Sweden—1.75%
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,900,000	2,629,302
Skandinaviska Enskilda 4.500%, due 04/25/13	EUR	3,880,000	5,806,714
			8,436,016
Switzerland—0.93%
Credit Suisse London 5.125%, due 09/18/17	EUR	3,000,000	4,516,708
United Kingdom—9.09%
Anglian Water Services Finance 6.250%, due 06/27/16	EUR	900,000	1,397,423
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	1,795,877
Barclays Bank PLC 4.250%, due 10/24/11	EUR	360,000	539,919
4.500%, due 03/04/19[2]	EUR	2,200,000	2,884,674
6.000%, due 01/23/18	EUR	3,000,000	4,489,813
Diageo Finance PLC 6.625%, due 12/05/14	EUR	3,100,000	4,970,634
HSBC Holdings PLC 3.625%, due 06/29/20[2]	EUR	1,050,000	1,359,629
6.250%, due 03/19/18	EUR	4,000,000	6,172,573
Lloyds TSB Bank PLC 5.625%, due 03/05/18[2]	EUR	1,800,000	2,446,652
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,544,232

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Network Rail Infrastructure Finance 4.875%, due 11/27/15		705,000	$1,247,483
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	2,300,000	3,469,458
6.934%, due 04/09/18	EUR	1,550,000	2,149,766
Scottish & Southern Energy 6.125%, due 07/29/13	EUR	900,000	1,392,215
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,827,165
United Kingdom Treasury Bonds 4.000%, due 09/07/16		100,000	173,548
4.250%, due 12/07/55		2,920,000	4,693,581
4.750%, due 09/07/15		230,000	419,693
			43,974,335
United States—13.22%
Bank of America Corp. 4.000%, due 03/28/18[2]	EUR	2,600,000	3,098,831
5.650%, due 05/01/18		500,000	476,906
5.750%, due 12/01/17		5,000,000	4,800,475
Bank of New York Mellon 4.500%, due 04/01/13		1,820,000	1,896,922
5.125%, due 08/27/13		500,000	535,286
Citigroup, Inc. 2.400%, due 10/31/25	JPY	46,100,000	322,590
6.000%, due 08/15/17		700,000	640,745
6.125%, due 05/15/18		1,000,000	915,608
IBM Corp. 5.700%, due 09/14/17		3,000,000	3,282,666
Inter-American Development Bank 5.125%, due 09/13/16		7,000,000	7,589,169
JPMorgan Chase & Co. 3.125%, due 12/01/11		4,500,000	4,656,703
6.000%, due 01/15/18		1,500,000	1,588,475
JPMorgan Chase Bank N.A. 4.625%, due 05/29/17[2]	EUR	1,000,000	1,411,309
6.000%, due 10/01/17		4,850,000	5,039,514
Pfizer, Inc. 5.350%, due 03/15/15		1,200,000	1,328,111
5.750%, due 06/03/21	EUR	700,000	1,109,134
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,276,709
6.875%, due 03/17/14		1,800,000	2,047,768
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	2,254,918
SunTrust Bank 3.000%, due 11/16/11		5,600,000	5,775,918

Security description	Face amount[1]		Value
Long-term global debt securities—(concluded)
United States—(concluded)
US Treasury Inflation Index Notes (TIPS) 1.375%, due 07/15/18[6]		9,420,485	$9,170,258
Vodafone Group PLC 5.625%, due 02/27/17		980,000	1,040,231
Wells Fargo & Co. 4.375%, due 01/31/13		2,900,000	2,968,637
Wells Fargo Bank N.A. 5.750%, due 05/16/16		700,000	703,702
			63,930,585
Total long-term global debt securities (cost—$420,908,977)			446,947,186
Commercial paper[7]—0.41%
France—0.41%
Caisse Des Depots et Consignations 0.866%, due 08/17/09 (cost—$1,999,230)	USD	2,000,000	1,999,230
Repurchase agreement—3.74%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $18,460,527 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$18,458,681); proceeds: $18,096,015 (cost—$18,096,000)		18,096,000	18,096,000
	Number of shares

Investment of cash collateral from securities loaned—0.77%
Money market fund—0.77%
UBS Private Money Market Fund LLC[8] (cost—$3,705,975)	3,705,975	3,705,975
Total investments (cost—$444,710,182)— 97.36%		470,748,391
Other assets in excess of liabilities—2.64%		12,774,184
Net assets—100.00%		$483,522,575

Aggregate cost for federal income tax purposes was $446,381,902; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$33,498,512
Gross unrealized depreciation	(9,132,023)
Net unrealized appreciation	$24,366,489

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

  Note: The portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

3  Variable rate security. The interest rate shown is the current rate as of July 31, 2009, and resets periodically.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.30% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Security, or portion thereof, was on loan at July 31, 2009.

7  Rate shown is the discount rate at date of purchase.

8  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$0	$15,543,458	$11,837,483	$3,705,975	$3,562

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

USD  United States Dollar

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
270	AUD	Australia Bond 10 Year Futures	September 2009	$23,290,762	$23,263,955	$(26,807)
79	CAD	Canada Government Bond 10 Year Futures	September 2009	8,991,713	8,819,677	(172,036)
576	EUR	Euro Bund 10 Year Futures	September 2009	97,764,837	100,198,550	2,433,713
11	JPY	Japan Government Bond 10 Year Futures	September 2009	15,758,837	16,035,039	276,202
				145,806,149	148,317,221	2,511,072
		Sale contracts		Proceeds
20	EUR	Euro BOBL 5 Year Futures	September 2009	$3,265,956	$3,311,204	$(45,248)
72	GBP	United Kingdom Long Gilt 10 Year Futures	September 2009	14,151,117	14,111,817	39,300
126	USD	US Treasury Bond 20 Year Futures	September 2009	14,769,298	14,994,000	(224,702)
223	USD	US Treasury Note 5 Year Futures	September 2009	25,764,743	25,730,368	34,375
533	USD	US Treasury Note 10 Year Futures	September 2009	62,463,743	62,510,906	(47,163)
				120,414,857	120,658,295	(243,438)
						$2,267,634

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	9,990,000	CAD	9,118,909	09/16/09	$136,527
Australian Dollar	33,911,149	EUR	18,979,767	09/16/09	(1,221,893)
Australian Dollar	168,000	USD	128,288	09/16/09	(11,792)
Australian Dollar	200,000	USD	159,446	09/16/09	(7,317)
Australian Dollar	1,300,000	USD	1,016,507	09/16/09	(67,450)
Australian Dollar	161,000	USD	129,747	09/16/09	(4,497)
Canadian Dollar	9,253,154	AUD	10,665,231	09/16/09	301,851
Canadian Dollar	3,794,387	GBP	2,134,917	09/16/09	43,096
Canadian Dollar	6,382,141	NOK	37,004,932	09/16/09	105,053
Canadian Dollar	70,000	USD	62,978	09/16/09	(2,013)
Canadian Dollar	119,000	USD	105,077	09/16/09	(5,407)
Canadian Dollar	526,000	USD	467,499	09/16/09	(20,859)
Danish Krone	61,492,797	GBP	7,190,542	09/16/09	251,188
Danish Krone	8,869,558	SEK	12,816,511	09/16/09	80,383
Danish Krone	175,664,172	USD	33,440,733	09/16/09	(151,167)
Euro	4,844,044	CAD	7,508,268	09/16/09	66,267
Euro	6,743,535	CHF	10,182,738	09/16/09	(79,824)
Euro	6,263,802	DKK	46,712,302	09/16/09	4,303
Euro	46,718,596	JPY	6,297,666,729	09/16/09	(11,663)
Euro	2,880,000	JPY	385,689,600	09/16/09	(27,513)
Euro	2,342,695	NOK	20,959,624	09/16/09	76,392
Euro	7,210,000	SEK	76,015,828	09/16/09	259,416
Euro	18,068,000	USD	25,381,284	09/16/09	(372,761)
Euro	2,597,000	USD	3,593,677	09/16/09	(108,075)
Euro	11,383,849	USD	16,000,000	09/16/09	(226,487)
Euro	2,185,000	USD	3,060,893	09/16/09	(53,597)
Great Britain Pound	11,930,636	AUD	24,480,473	09/16/09	484,456
Great Britain Pound	16,203,652	EUR	18,855,179	09/16/09	(188,799)
Great Britain Pound	602,324	JPY	92,998,801	09/16/09	(22,848)
Great Britain Pound	5,075,676	USD	8,330,000	09/16/09	(147,878)
Indian Rupee	165,400,000	USD	3,421,597	08/06/09	(27,296)
Japanese Yen	985,845,066	AUD	13,005,872	09/16/09	421,820
Japanese Yen	200,832,300	USD	2,094,204	09/16/09	(29,055)
Japanese Yen	1,724,316,430	USD	18,240,944	09/16/09	10,956
Mexican Peso	44,700,000	USD	3,365,964	08/06/09	(17,204)
Norwegian Krone	6,466,958	GBP	630,787	09/16/09	(279)
Norwegian Krone	34,481,889	SEK	41,695,500	09/16/09	160,096

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Singapore Dollar	1,270,000	USD	883,171	11/17/09	$1,052
South Korean Won	3,570,000,000	USD	2,857,486	08/06/09	(49,161)
Swedish Krona	105,840,574	EUR	9,746,807	09/16/09	(777,456)
Swiss Franc	10,093,048	EUR	6,680,000	09/16/09	73,223
United States Dollar	3,379,452	AUD	4,274,000	09/16/09	184,266
United States Dollar	13,185,727	AUD	16,158,979	09/16/09	287,845
United States Dollar	346,340	BRL	750,000	11/17/09	47,842
United States Dollar	3,109,655	BRL	6,590,000	11/17/09	353,896
United States Dollar	4,492,434	CAD	4,873,180	09/16/09	32,001
United States Dollar	4,498,705	CNY	30,400,000	11/17/09	(43,305)
United States Dollar	2,406,792	CNY	16,300,000	11/17/09	(17,877)
United States Dollar	77,251	DKK	417,000	09/16/09	2,491
United States Dollar	96,404,502	EUR	68,531,169	09/16/09	1,279,517
United States Dollar	4,824,036	EUR	3,402,000	09/16/09	25,159
United States Dollar	14,170,000	EUR	9,955,549	09/16/09	20,595
United States Dollar	29,549,985	EUR	21,007,000	09/16/09	393,298
United States Dollar	299,101	EUR	215,000	09/16/09	7,359
United States Dollar	29,970,733	GBP	18,259,250	09/16/09	527,608
United States Dollar	2,257,677	GBP	1,382,000	09/16/09	50,672
United States Dollar	3,313,778	INR	165,400,000	08/06/09	135,115
United States Dollar	3,365,893	INR	165,400,000	06/10/10	14,513
United States Dollar	2,328,207	JPY	223,147,000	09/16/09	30,970
United States Dollar	2,778,975	KRW	3,570,000,000	08/06/09	127,672
United States Dollar	407,166	KRW	500,000,000	11/17/09	(223)
United States Dollar	6,865,478	KRW	8,472,000,000	11/17/09	29,770
United States Dollar	2,881,472	KRW	3,570,000,000	06/10/10	25,221
United States Dollar	3,256,845	MXN	44,700,000	08/06/09	126,324
United States Dollar	3,228,836	MXN	44,700,000	06/10/10	12,933
United States Dollar	1,420,455	MYR	5,000,000	11/17/09	(6,239)
United States Dollar	13,907,355	NOK	86,730,387	09/16/09	226,552
United States Dollar	3,404,812	RUB	112,900,000	11/17/09	85,973
United States Dollar	674,920	SEK	5,181,128	09/16/09	43,233
United States Dollar	2,182,567	SGD	3,180,000	11/17/09	26,205
					$2,873,174

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—July 31, 2009

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$446,947,186	$—	$446,947,186
Commercial paper	—	1,999,230	—	1,999,230
Repurchase agreement	—	18,096,000	—	18,096,000
Investment of cash collateral from securities loaned	—	3,705,975	—	3,705,975
Other financial instruments, net[9]	2,267,634	2,873,174	—	5,140,808
Total	$2,267,634	$473,621,565	$—	$475,889,199

9  Other financial instruments include open futures contracts and forward foreign currency contracts.

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	42.02%	—
Repurchase agreement	—	3.84%
Banks and other financial institutions	44.23	0.43
Industrial	8.69	—
Investment of cash collateral from securities loaned	—	0.79
	94.94%	5.06%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares returned 9.87% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio returned 8.24%). In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 5.32%, and the Lipper High Current Yield Funds category posted a median return of 0.24%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 89. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. This was primarily due to our extremely defensive posture before last fall's selloff and the fact that we moved the Portfolio to a less defensive position in time to participate in most of the second quarter 2009 market rally.

Toward the end of 2008, we became more confident that global central banks' efforts to avert a financial system collapse were working. In our opinion, high yield prices were depressed to levels that seemed to anticipate a worst-case scenario, which we did not believe was likely to happen. In response, we began to increase the Portfolio's exposure to securities that offered more risk—and potentially more reward—late in October.

This strategy proved effective, particularly during April and May 2009, as the high yield market quickly gained almost 20% during those two months. In the beginning of 2009, the Portfolio had concentrations in the energy sector, including exploration and production, as well as the specialty chemicals and gas distribution sub-sectors, all of which performed very well during the downturn. As we repositioned the Portfolio, we subsequently lowered its allocation to the chemicals and gas distribution sectors and increased its allocation to the metals, mining and airline sectors.

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Louis Cohen

Objective:

Total return

Investment process:
MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Sub-Advisor's comments – concluded

In addition, we significantly increased the Portfolio's weightings to the financial sector, as bank downgrades in the first quarter of 2009 introduced many bank securities to the high yield market.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Merrill Lynch Global High Yield Index (hedged in USD) (unaudited)

The graph depicts the performance of UBS PACE High Yield Investments Class P shares versus the Merrill Lynch Global High Yield Index (hedged in USD) from April 30, 2006, which is the month-end after the inception date of the Class P shares, through July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09	1 year	Since inception[1]
Before deducting Class A2	9.49%	4.20%
maximum sales charge Class C3	N/A	25.40%
or UBS PACE Select Class Y4	N/A	38.23%
program fee Class P5	9.87%	4.51%
After deducting maximum sales charge Class A2	4.52%	2.73%
or UBS PACE Select Class C3	N/A	24.65%
program fee Class P5	8.24%	2.95%
Merrill Lynch Global High Yield Index (hedged in USD)[6]	5.32%	3.48%
Lipper High Current Yield Funds median	0.24%	1.67%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (2.13)%; since inception, 1.06%; Class C—since inception, 18.04%; Class Y—since inception, 30.89%; Class P—1-year period, 1.05%; since inception, 1.30%. Please note the since inception returns for Class C shares and Class Y shares have not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.58% and 1.35%; Class B—2.33% and 2.10%; Class C—2.08% and 1.85%; Class Y—2.32% and 1.10%; and Class P—1.30% and 1.10%. Class B and Class C shares were not operational as of November 28, 2008. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10% and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Please note the since inception returns for Class C shares and Class Y shares have not been annualized. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

6  The Merrill Lynch Global High Yield Index (hedged in USD) covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Weighted average duration	4.3	yrs.
Weighted average maturity	7.4	yrs.
Average coupon	7.32%
Net assets (mm)	$156.4
Number of holdings	244
Portfolio composition[1]	07/31/09
Bonds and loan assignments	98.0%
Common stock	0.3
Forward foreign currency contracts	(0.2)
Collateralized mortgage obligation	0.9
Cash equivalents and other assets less liabilities	1.0
Total	100.0%
Quality diversification[1]	07/31/09
BB & higher	30.1%
B	27.3
CCC & lower	18.0
Not rated	23.8
Forward foreign currency contracts	(0.2)
Cash equivalents and other assets less liabilities	1.0
Total	100.0%
Asset allocation[1]	07/31/09
Corporate bonds	90.2%
Loan assignments	7.4
Collateralized mortgage obligation	0.9
Asset-backed security	0.4
Forward foreign currency contracts	(0.2)
Common stock	0.3
Cash equivalents and other assets less liabilities	1.0
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate bonds—90.20%
Aerospace & defense—1.13%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		$55,000	$52,250
BE Aerospace, Inc. 8.500%, due 07/01/18		600,000	597,000
Hexcel Corp. 6.750%, due 02/01/15		1,190,000	1,121,575
			1,770,825
Airlines—2.06%
American Airlines Pass Through Trust 2001-01 6.977%, due 05/23/21		418,989	247,204
American Airlines, Inc., Series 2001-1, Class B 7.377%, due 05/23/19		420,418	210,209
British Airways 7.250%, due 08/23/16	GBP	510,000	695,745
Continental Airlines, Inc. 7.033%, due 06/15/11		150,969	119,265
Series ERJ1 9.798%, due 04/01/21		1,275,332	803,459
Series RJ03 7.875%, due 07/02/18		552,389	343,862
Series RJ04 9.558%, due 03/01/21		912,425	570,266
Delta Air Lines, Inc. 7.711%, due 09/18/11[2]		280,000	235,200
			3,225,210
Auto & truck—4.37%
Ford Holdings, Inc. 9.300%, due 03/01/30[2]		815,000	586,800
Ford Motor Co. 6.625%, due 10/01/28		4,345,000	2,998,050
7.125%, due 11/15/25		570,000	381,900
7.450%, due 07/16/31[2]		970,000	727,500
General Motors 8.375%, due 07/05/33[3]	EUR	2,000,000	320,692
8.375%, due 07/15/33[2,3]		11,910,000	1,816,275
			6,831,217
Automotive parts—0.40%
Goodyear Tire & Rubber Co. 10.500%, due 05/15/16		590,000	632,775
Banking-non-US—0.67%
HT1 Funding GmbH 5.351%, due 06/30/17[4,5]	EUR	850,000	580,444
IKB Deutsche Industriebank AG 4.500%, due 07/09/13	EUR	450,000	461,797
			1,042,241
Banking-US—0.29%
Wells Fargo & Co., Series K 7.980%, due 03/15/18[4,5]		525,000	454,125

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Beverages—1.34%
Constellation Brands, Inc. 7.250%, due 09/01/16		$590,000	$578,200
7.250%, due 05/15/17		225,000	219,937
8.375%, due 12/15/14		470,000	486,450
Constellation Brands, Inc., Series B 8.125%, due 01/15/12[2]		800,000	808,000
			2,092,587
Broadcast—0.22%
Clear Channel Communications 5.500%, due 09/15/14[2]		310,000	70,525
5.750%, due 01/15/13		90,000	22,500
6.875%, due 06/15/18		730,000	153,300
7.250%, due 10/15/27		445,000	93,450
			339,775
Building & construction—1.89%
D.R. Horton, Inc. 5.625%, due 01/15/16		195,000	167,700
6.500%, due 04/15/16		255,000	229,500
K. Hovnanian Enterprises 6.500%, due 01/15/14		770,000	411,950
7.750%, due 05/15/13[2]		80,000	38,800
11.500%, due 05/01/13		785,000	724,162
PERI GmbH 5.625%, due 12/15/11	EUR	335,000	467,926
Taylor Wimpey PLC 10.925%, due 05/24/19[4]	GBP	338,533	458,056
11.175%, due 07/03/12[4]	GBP	286,141	387,167
William Lyon Homes, Inc. 10.750%, due 04/01/13[2]		200,000	74,000
			2,959,261
Building materials—0.34%
Interface, Inc. 11.375%, due 11/01/13[6]		510,000	536,775
Building products—1.97%
Mueller Water Products 7.375%, due 06/01/17		755,000	553,038
Nortek, Inc. 10.000%, due 12/01/13		1,375,000	1,213,437
US Concrete, Inc. 8.375%, due 04/01/14		1,050,000	674,625
USG Corp. 9.500%, due 01/15/18[7]		690,000	634,800
			3,075,900
Building products-cement—0.49%
Texas Industries, Inc. 7.250%, due 07/15/13[6]		60,000	55,200
7.250%, due 07/15/13[2]		777,000	714,840
			770,040

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Cable—0.80%
CCH I Holdings LLC 9.920%, due 04/01/14[3]		$710,000	$7,100
Central Euro Media Enterprises 8.250%, due 05/15/12	EUR	100,000	132,553
DIRECTV Holdings Finance 6.375%, due 06/15/15		310,000	296,825
8.375%, due 03/15/13		40,000	40,850
Dish DBS Corp. 6.625%, due 10/01/14		800,000	768,000
			1,245,328
Car rental—1.15%
Avis Budget Car Rental . 7.625%, due 05/15/14[2]		605,000	465,850
Europcar Groupe SA 4.781%, due 05/15/13[7]	EUR	300,000	303,589
Hertz Corp. 8.875%, due 01/01/14		1,065,000	1,025,062
			1,794,501
Chemicals—4.69%
Hexion US Finance Corp./ Nova Scotia 9.750%, due 11/15/14		630,000	422,100
Huntsman International LLC 6.875%, due 11/15/13	EUR	200,000	226,623
7.500%, due 01/01/15	EUR	650,000	694,833
Huntsman LLC 11.500%, due 07/15/12		1,810,000	1,862,037
Innophos, Inc. 8.875%, due 08/15/14		960,000	912,000
Invista 9.250%, due 05/01/12[6]		675,000	648,000
Koppers Holdings, Inc. 9.875%, due 11/15/14[8]		390,000	360,750
Koppers, Inc. 9.875%, due 10/15/13		915,000	915,000
Nalco Co. 7.750%, due 11/15/11		304,000	305,520
9.000%, due 11/15/13	EUR	430,000	622,072
Rockwood Specialties Group 7.625%, due 11/15/14	EUR	270,000	371,362
			7,340,297
Commercial services—2.80%
Ashtead Holdings PLC 8.625%, due 08/01/15[6]		490,000	421,400
Corrections Corp. of America 6.250%, due 03/15/13		430,000	421,400
6.750%, due 01/31/14		685,000	673,013
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	649,081
7.750%, due 01/15/15		390,000	384,150

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Commercial services—(concluded)
United Rentals North America, Inc. 6.500%, due 02/15/12[2]		$845,000	$815,425
7.000%, due 02/15/14		155,000	127,875
7.750%, due 11/15/13[2]		1,010,000	888,800
			4,381,144
Computer software & services—0.39%
Sungard Data Systems, Inc. 10.250%, due 08/15/15[2]		600,000	615,000
Containers & packaging—1.95%
Ball Corp. 6.875%, due 12/15/12		40,000	40,200
Crown Euro Holdings SA 6.250%, due 09/01/11	EUR	440,000	614,589
IFCO Systems NV 10.000%, due 06/30/16	EUR	500,000	748,282
Impress Holdings BV 4.121%, due 10/15/09[7]	EUR	700,000	912,904
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	EUR	435,000	582,805
OI European Group BV 6.875%, due 03/31/17	EUR	115,000	150,797
			3,049,577
Diversified financial services—1.40%
Bank of America Corp. 8.000%, due 01/30/18[2,4,5]		345,000	295,075
GMAC, Inc. 8.000%, due 11/01/31[2]		2,495,000	1,898,164
			2,193,239
Diversified operations—0.45%
Stena AB 5.875%, due 02/01/19	EUR	650,000	699,466
Electric utilities—3.87%
Edison Mission Energy 7.500%, due 06/15/13		1,385,000	1,263,812
Energy Future Holdings 11.250%, due 11/01/17[9]		1,691,100	1,251,414
Series Q 6.500%, due 11/15/24		485,000	271,217
Series R 6.550%, due 11/15/34		2,210,000	1,175,508
NRG Energy, Inc. 7.250%, due 02/01/14		1,830,000	1,797,975
8.500%, due 06/15/19		295,000	290,206
			6,050,132
Electric-generation—0.54%
Intergen NV 8.500%, due 06/30/17	EUR	205,000	286,343
9.500%, due 06/30/17	GBP	340,000	550,914
			837,257

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Electronics—0.38%
SGL Carbon SE 2.531%, due 05/15/15[7]	EUR	500,000	$593,281
UCAR Finance, Inc. 10.250%, due 02/15/12		6,000	5,850
			599,131
Finance-captive automotive—2.64%
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	997,710
Ford Motor Credit Co. 7.000%, due 10/01/13		755,000	675,127
Ford Motor Credit Co. LLC 8.000%, due 12/15/16		2,332,000	2,090,223
GMAC Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	359,175
			4,122,235
Finance-noncaptive consumer—0.93%
CIT Group, Inc. 5.400%, due 02/13/12[2]		475,000	260,554
5.500%, due 12/20/16	GBP	500,000	375,851
5.600%, due 04/27/11[2]		455,000	256,303
5.800%, due 07/28/11[2]		1,005,000	566,279
			1,458,987
Finance-other—4.08%
American General Finance Corp., Series H 4.000%, due 03/15/11		910,000	639,084
5.375%, due 10/01/12		175,000	112,326
Series J 5.200%, due 12/15/11		865,000	580,473
American Real Estate Partners Finance 7.125%, due 02/15/13[2]		1,460,000	1,354,150
American Real Estate Partners LP 4.000%, due 08/15/13[6,7]		230,000	167,900
FMG Finance Pty Ltd. 9.750%, due 09/01/13	EUR	725,000	971,342
10.000%, due 09/01/13[6]		650,000	665,437
10.625%, due 09/01/16[6]		685,000	707,262
KAR Holdings, Inc. 10.000%, due 05/01/15		1,340,000	1,179,200
			6,377,174
Financial services—0.71%
Bear Stearns Cos., Inc. 11.000%, due 02/02/17[4,10,11]		320,000	310,400
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[4]		1,450,000	797,500
			1,107,900

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Food—1.43%
Land O'Lakes Capital Trust I 7.450%, due 03/15/28[6]		$785,000	$628,000
Smithfield Foods, Inc. 7.000%, due 08/01/11		1,695,000	1,610,250
			2,238,250
Gaming—5.64%
Harrah's Operating Co., Inc. 10.000%, due 12/15/18[6]		250,000	175,000
10.000%, due 12/15/18[2,6]		329,000	230,300
10.750%, due 02/01/16		1,435,000	921,987
Isle of Capri Casinos 7.000%, due 03/01/14[2]		765,000	673,200
Mandalay Resort Group 6.375%, due 12/15/11		790,000	608,300
MGM Mirage, Inc. 5.875%, due 02/27/14[2]		395,000	284,400
6.625%, due 07/15/15[2]		790,000	572,750
7.500%, due 06/01/16[2]		1,195,000	872,350
Mohegan Tribal Gaming 6.125%, due 02/15/13[2]		1,475,000	1,209,500
8.000%, due 04/01/12[2]		240,000	196,800
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15[2]		1,060,000	940,750
River Rock Entertainment 9.750%, due 11/01/11		830,000	632,875
Station Casinos 6.000%, due 04/01/12[2,3]		575,000	172,500
Wynn Las Vegas LLC Corp. 6.625%, due 12/01/14[2]		1,440,000	1,335,600
			8,826,312
Health care providers & services—1.83%
HCA, Inc. 6.500%, due 02/15/16[2]		3,165,000	2,808,937
9.250%, due 11/15/16		55,000	57,338
			2,866,275
Hotels, restaurants & leisure—0.61%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14	EUR	575,000	635,149
TUI AG 5.125%, due 12/10/12	EUR	380,000	324,968
			960,117
Insurance—0.59%
Liberty Mutual Group 7.800%, due 03/15/37[6]		1,375,000	921,250
Machinery—1.00%
AGCO Corp. 6.875%, due 04/15/14	EUR	300,000	395,521
Terex Corp. 7.375%, due 01/15/14[2]		1,220,000	1,162,050
			1,557,571

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Machinery-agriculture & construction—0.37%
Case Corp. 7.250%, due 01/15/16		$625,000	$579,688
Manufacturing-diversified—2.77%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,135,000	1,038,525
Bombardier, Inc. 7.250%, due 11/15/16	EUR	750,000	962,077
RBS Global & Rexnord Corp. 9.500%, due 08/01/14		1,590,000	1,383,300
SPX Corp. 7.625%, due 12/15/14		955,000	950,225
			4,334,127
Media—1.06%
Lamar Media Corp. 6.625%, due 08/15/15[2]		285,000	250,800
7.250%, due 01/01/13[2]		1,135,000	1,095,275
Series C, 6.625%, due 08/15/15		105,000	90,300
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	275,000	215,577
			1,651,952
Medical products—0.78%
Bausch & Lomb, Inc. 9.875%, due 11/01/15[2]		1,215,000	1,211,963
Metals—2.54%
Century Aluminum Co. 7.500%, due 08/15/14		2,315,000	1,684,162
Novelis, Inc. 7.250%, due 02/15/15		2,670,000	2,176,050
RathGibson, Inc. 11.250%, due 02/15/14[2,3]		335,000	118,925
			3,979,137
Metals & mining—3.33%
Arch Western Finance 6.750%, due 07/01/13		1,835,000	1,779,950
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,160,000
Freeport-McMoRan Copper & Gold, Inc. 8.250%, due 04/01/15		140,000	148,050
8.375%, due 04/01/17		535,000	567,100
Massey Energy Co. 6.875%, due 12/15/13		1,065,000	1,027,725
Teck Resources Ltd. 10.250%, due 05/15/16[6]		155,000	175,537
10.750%, due 05/15/19[6]		305,000	354,944
			5,213,306

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—11.72%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	$660,626
6.375%, due 06/15/15[2]		2,240,000	2,088,800
7.500%, due 09/15/13		595,000	592,025
7.500%, due 06/15/14		515,000	508,562
Compton Petroleum Finance Corp. 7.625%, due 12/01/13		$1,150,000	750,375
Delta Petroleum Corp. 7.000%, due 04/01/15		1,490,000	812,050
Denbury Resources, Inc. 7.500%, due 12/15/15		1,040,000	1,029,600
El Paso Corp. 6.875%, due 06/15/14		2,055,000	2,031,144
Forest Oil Corp. 8.000%, due 12/15/11		140,000	142,800
Hilcorp Energy Co. 9.000%, due 06/01/16[6]		510,000	469,200
Inergy LP 6.875%, due 12/15/14		1,475,000	1,393,875
Linn Energy LLC 9.875%, due 07/01/18		990,000	930,600
Markwest Energy Partners 8.500%, due 07/15/16		975,000	901,875
Pacific Energy Partners 6.250%, due 09/15/15		65,000	68,166
Range Resources Corp. 7.375%, due 07/15/13		1,350,000	1,343,250
Regency Energy Partners 8.375%, due 12/15/13		1,198,000	1,203,990
Swift Energy Co. 7.625%, due 07/15/11		775,000	759,500
Targa Resources, Inc. 8.500%, due 11/01/13		820,000	729,800
Targa Resources Partners 8.250%, due 07/01/16		445,000	394,938
Tenaska Alabama Partners 7.000%, due 06/30/21[6]		237,876	205,287
Williams Partners LP 7.500%, due 06/15/11[2]		1,270,000	1,308,100
			18,324,563
Oil refining—1.91%
Frontier Oil Corp. 6.625%, due 10/01/11		145,000	145,725
Petroplus Finance Ltd. 6.750%, due 05/01/14[6]		1,050,000	934,500
Tesoro Corp. 6.250%, due 11/01/12		1,835,000	1,770,775
6.500%, due 06/01/17[2]		160,000	140,000
			2,991,000

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil services—2.69%
Basic Energy Services 7.125%, due 04/15/16		$1,115,000	$791,650
CIE Generale de Geophysique 7.500%, due 05/15/15		1,270,000	1,219,200
Helix Energy Solutions 9.500%, due 01/15/16[6]		1,005,000	924,600
Hornbeck Offshore Services, Series B 6.125%, due 12/01/14		1,375,000	1,278,750
			4,214,200
Paper & forest products—1.00%
Boise Cascade LLC 7.125%, due 10/15/14		1,105,000	712,725
Domtar Corp. 10.750%, due 06/01/17		375,000	380,625
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	550,000	468,389
			1,561,739
Publishing—0.09%
R.H. Donnelley, Inc. 11.750%, due 05/15/15[3,6]		257,000	133,640
Railroads—0.64%
RailAmerica, Inc. 9.250%, due 07/01/17[6]		965,000	993,950
Retail—0.67%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15[2,9]		1,408,375	1,042,198
Special purpose entity—1.02%
Argon Capital PLC 8.162%, due 10/05/12[4,5]	GBP	750,000	463,613
Barry Callebaut Services NV 6.000%, due 07/13/17	EUR	340,000	450,680
Glencore Finance Europe 6.500%, due 02/27/19	GBP	500,000	683,197
			1,597,490
Steel—1.63%
California Steel Industries 6.125%, due 03/15/14		1,280,000	1,139,200
US Steel Corp. 5.650%, due 06/01/13		300,000	284,826
7.000%, due 02/01/18		1,170,000	1,118,928
			2,542,954
Telecommunication services—2.15%
Nordic Telephone Co. Holdings 6.872%, due 05/01/16[7]	EUR	535,000	728,221
8.875%, due 05/01/16[6]		705,000	715,575
Softbank Corp. 7.750%, due 10/15/13	EUR	1,450,000	1,922,016
			3,365,812

Security description	Face amount[1]		Value
Corporate bonds—(concluded)
Telephone-integrated—1.34%
Frontier Communications Corp. 7.000%, due 11/01/25		$540,000	$402,300
7.050%, due 10/01/46		905,000	628,975
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	960,295
9.750%, due 04/15/14	GBP	50,000	83,105
Windstream Holdings Midwest 6.750%, due 04/01/28		40,000	27,658
			2,102,333
Transportation services—1.15%
Bristow Group, Inc. 6.125%, due 06/15/13		1,147,000	1,072,445
PHI, Inc. 7.125%, due 04/15/13		805,000	730,537
			1,802,982
Wireless telecommunication services—0.29%
Crown Castle International Corp. 9.000%, due 01/15/15		430,000	454,188
Total corporate bonds (cost—$142,526,034)			141,069,096
Loan assignments[7]—7.36%
Biotechnology—0.13%
Invitrogen Term Loan 5.250%, due 06/11/15		198,125	199,447
Cable—0.57%
Charter Communications Operating LLC Term Loan B 6.250%, due 04/27/11		731,349	669,279
6.250%, due 04/27/11		238,114	217,905
			887,184
Chemicals—0.65%
Lyondell Bassell Term Loan 13.000%, due 06/12/14		222,932	230,581
Lyondell Bassell Term Loan B2 3.786%, due 05/22/15		905,378	390,851
5.814%, due 12/22/14		334,017	281,229
5.990%, due 12/20/14		111,415	115,237
			1,017,898
Commercial services—0.75%
Aramark Term Loan 2.473%, due 01/26/14		263,666	249,906
2.473%, due 01/30/14		450,223	426,726
Aramark Term Loan B 2.025%, due 01/17/14		28,603	27,110
2.025%, due 01/26/14		45,353	42,986
2.473%, due 01/26/14		450,224	426,727
			1,173,455
Computer software & services—1.15%
Sungard Term Loan B 2.724%, due 02/28/14		1,093,630	1,048,244

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[1]	Value
Loan assignments[7]—(concluded)
Computer software & services—(concluded)
3.921%, due 02/28/14	$782,319	$749,853
		1,798,097
Defense/aerospace—0.48%
Hawker Beechcraft Acquisition Co. Term Loan 2.598%, due 03/26/14	60,863	41,920
Hawker Beechcraft Term Loan 2.285%, due 03/26/14	342,045	235,583
2.285%, due 03/26/14	689,180	474,673
		752,176
Energy equipment & services—0.62%
Precision Drilling Term Loan 9.250%, due 09/30/14	975,000	975,000
Machinery—0.46%
Charter Per Loan 6.250%, due 04/30/14	119,482	109,342
Manitowoc Term Loan B 7.500%, due 04/14/14	680,000	611,578
		720,920
Metals—0.55%
Aleris International Term Loan 4.250%, due 02/12/10	356,095	213,657
4.250%, due 12/19/13	518,945	171,252
4.250%, due 02/12/15	255,431	16,176
13.000%, due 02/12/10	140,604	136,854
13.000%, due 12/19/13	46,868	45,617
Aleris Term Loan 13.000%, due 02/12/10	281,208	273,709
		857,265
Paper & packaging—0.85%
Georgia Pacific Corp. Term Loan 2.339%, due 12/23/13	40,179	38,801
2.650%, due 12/23/13	350,749	338,722
Georgia Pacific First Lien B Term Loan B 2.464%, due 02/15/14	58,880	56,861
Georgia Pacific Term Loan A 2.650%, due 12/23/10	923,020	891,370
		1,325,754
Printing & publishing—0.62%
Quebecor World Color Term Loan 9.000%, due 07/21/12	1,000,000	970,000
Wireless telecommunication services—0.53%
MetroPCS Term Loan 2.688%, due 11/15/13	309,478	295,800
3.438%, due 11/15/13	556,616	532,013
		827,813
Total loan assignments (cost—$12,172,502)		11,505,009

Security description	Face amount[1]	Value
Collateralized mortgage obligation—0.94%
Financial services—0.94%
Countrywide Alternative Loan Trust, Series 2006-OC6, Class 2A1 0.355%, due 07/25/36[7] (cost—$1,495,237)	$1,728,597	$1,473,508
Asset-backed security—0.41%
Commercial services—0.41%
Rutland Rated Investments, Series DRYD-1A, Class A1AL 0.959%, due 06/20/13[7,10,11] (cost—$1,053,654)	1,440,000	636,437
	Number of shares
Common stock—0.27%
Diversified financial services—0.27%
Citigroup, Inc.[2] (cost—$222,447)	131,538	416,977
	Face amount[1]
Repurchase agreement—1.44%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $2,307,566 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$2,307,335); proceeds: $2,262,002 (cost—$2,262,000)	$2,262,000	2,262,000
	Number of shares
Investment of cash collateral from securities loaned—13.92%
Money market fund—13.92%
UBS Private Money Market Fund LLC[12] (cost—$21,770,202)	21,770,202	21,770,202
Total investments (cost—$181,502,076)— 114.54%		179,133,229
Liabilities in excess of other assets—(14.54)%		(22,740,038)
Net assets—100.00%		$156,393,191

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Aggregate cost for federal income tax purposes was $182,123,138; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$10,061,000
Gross unrealized depreciation	(13,050,909)
Net unrealized depreciation	$(2,989,909)

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at July 31, 2009.

3  Bond interest in default.

4  Variable rate security. The interest rate shown is the current rate as of July 31, 2009, and resets periodically.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.43% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

8  Denotes a step-up bond that converts to the noted fixed rate at a designated future date.

9  Payment-in-kind security for which part of the income earned may be paid as additional principal.

10  Illiquid securities representing 0.61% of net assets as of July 31, 2009.

11  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.61% of net assets as of July 31, 2009, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/09	Value as a percentage of net assets
Bear Stearns Cos., Inc. 11.000%, 02/02/17	02/01/07	$318,400	0.20%	$310,400	0.20%
Rutland Rated Investments, Series DRYD-1A, Class A1AL 0.959%, 06/20/13	03/19/08	951,094	0.61	636,437	0.41
		$1,269,494	0.81%	$946,837	0.61%

12  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$296,274	$86,323,152	$64,849,224	$21,770,202	$75,752

EUR  Euro

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

Forward foreign currency contract

	Contracts to deliver	In exchange for		Maturity date	Unrealized depreciation
Euro	13,000,000	USD	18,292,040	08/06/09	$(236,935)

Currency type abbreviation:

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$141,069,096	$—	$141,069,096
Loan assignments	—	11,505,009	—	11,505,009
Collateralized mortgage obligation	—	1,473,508	—	1,473,508
Asset-backed security	—	—	636,437	636,437
Common stock	416,977	—	—	416,977
Repurchase agreement	—	2,262,000	—	2,262,000
Investment of cash collateral from securities loaned	—	21,770,202	—	21,770,202
Other financial instruments, net[13]	—	(236,935)	—	(236,935)
Total	$416,977	$177,842,880	$636,437	$178,896,294

13  Other financial instruments include forward foreign currency contracts.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
Asset-backed security
Beginning balance	$—
Net purchases/(sales)	—
Accrued discounts/(premiums)	72,317
Total realized gain/(loss)	—
Total unrealized appreciation/(depreciation)	(133,830)
Net transfers in/(out) of Level 3	697,950
Ending balance	$636,437

The change in unrealized appreciation/(depreciation) relating to the Level 3 investment held at July 31, 2009 was $(133,830).

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—July 31, 2009

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	84.6%
Canada	2.7
United Kingdom	2.2
Netherlands	1.5
Germany	1.4
Australia	1.3
France	1.2
Japan	1.1
Denmark	0.8
Bermuda	0.6
Luxembourg	0.5
Sweden	0.4
Cayman Islands	0.4
Liberia	0.4
Norway	0.3
Ireland	0.3
Belgium	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 19.01% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 20.22%). In comparison, the Russell 1000 Value Index (the "benchmark") declined 22.94%, and the Lipper Large-Cap Value Funds category posted a median decline of 20.75%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 105. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

ICAP

Our portion of the Portfolio outperformed the benchmark during the reporting period, with stock selection and sector allocations benefiting performance for the reporting period overall.

Stock selection in the health care sector was the biggest driver of our portion of the Portfolio's relative performance. Our strategy is focused on diversified health care companies with little exposure to generic competition, which helped us to select a number of the best performers in the sector.

Our portion of the Portfolio had an overweight to the technology sector during the period, which was the second-largest contributor to outperformance. Within technology, we were able to find companies that had strong balance sheets and solid cash flow. This included QUALCOMM, Inc., which had a strong balance sheet with no debt and $13 billion in cash, and we sold the position from our portion of the Portfolio, taking gains during the reporting period. Intel Corp. also had a strong balance sheet and a significant amount of cash, and we held the stock as we believed that the company's margins would recover as a result of facility restructuring.

Other top contributors for the reporting period included Wyeth, Schering-Plough Corp., Total SA and Occidental Petroleum Corp. Total SA has consistently generated some of the best growth in the industry, and we believe

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Susan M. Byrne;

Pzena: Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

that its successful and timely start of projects will benefit the company. We felt that Occidental Petroleum Corp., with a track record of generating best-in-class capital returns, deserved to trade at a premium to its peers.

The largest detractors from performance included stocks in the communications and basic industries sectors. Our portion of the Portfolio's weighting in consumer services also detracted from relative performance. The largest individual detractors from performance during the reporting period included Capital One Financial Corp. as well as Johnson & Johnson, News Corp., Bank of America Corp. and Vodafone Group plc, the last four of which were sold from our portion of the Portfolio during the period. Bank of America Corp. was added as we thought it would benefit from recent acquisitions, which would, in turn, enhance long-term earnings growth. However, higher-than-expected credit costs led to capital impairment, and we eliminated the position. In the case of News Corp., we believed that improvement in cable networks ratings and affiliate fee growth were likely to provide earnings growth, but the company's exposure to old media overwhelmed the growth divisions, and we sold News Corp. from our portion of the Portfolio.

Westwood

Our portion of the Portfolio underperformed the benchmark during the reporting period. A high degree of risk aversion during the first half of the reporting period benefited performance as we held high-quality securities with strong fundamentals. However, our portion of the Portfolio's performance relative to the benchmark was hindered in the second half of the reporting period as an increase in risk appetite led to strong performance for low-quality, higher-risk securities, which hurt performance overall.

During the reporting period as a whole, our portion of the Portfolio's performance relative to the benchmark was hindered by security selection in the energy, consumer discretionary, financial services and materials and processing sectors. Within energy, our portion of the Portfolio's holdings were impacted as crude oil fell from over $140 per barrel. In addition, underweights to Exxon Mobil Corp. and Chevron Corp. hindered results.

Our portion of the Portfolio's exposure to the consumer discretionary sector was heavily impacted by the low-quality, higher-risk rally during the second half of the reporting period, when lower-quality stocks posted their largest gains. More defensive holdings, such as Wal-Mart Stores, Inc., also underperformed given the market's preference for aggressive stocks during this time. Within financial services, security selection helped performance during the first half of the reporting period. During this time, investor risk aversion led to the outperformance of high-quality banks and other financial service companies outside the banking industry.

Later in the reporting period, however, securities such as State Street Corp. and Bank of America Corp.—both of which were sold from our portion of the Portfolio during the period—and PNC Financial Services Group, Inc.

Investment process (concluded)

common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

hindered performance as they either posted higher-than-expected credit losses or investors began to fear an increase in losses. Since March of 2009, large banks have outperformed on the heels of the government's stress test results and an increase in investor risk appetites. Our portion of the Portfolio's holdings in the materials and processing sector were impacted by poor performance from economically sensitive Freeport-McMoRan Copper & Gold, Inc. during the first half of the reporting period, before we eliminated the position.

On the upside, stock selection in the technology, producer durables and consumer staples sectors were strong performers. Within technology, a focus on large, stable, cash-generating securities aided results, as IBM Corp., EMC Corp., Oracle Corp. and Cisco Systems, Inc. all posted strong relative earnings results over the past 12 months. Holdings in the producer durables sector outperformed those in the benchmark, following strong performance by selected securities such as Union Pacific Corp. In addition, an underweight to poor performing General Electric Co., which we sold during the reporting period, benefited performance relative to the benchmark. Elsewhere, exposure to the consumer staples and utilities sectors was positive for performance following investors' flight to safety during the first half of the reporting period.

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to stock selection.

The largest contributor to results was in the financial sector, as title insurance company Fidelity National Financial, Inc. performed well, acquiring the third-largest title insurer out of bankruptcy at what we believed to be a very good valuation. This acquisition has propelled the company to become the largest US title insurance company. The Federal Reserve Board's announcement in late 2008 that it would be purchasing mortgage-backed securities also benefited the stock. With Fidelity National Financial, Inc.'s revenue tied directly to mortgage activity, its shares moved higher, given investor optimism that increased refinancing will translate into margin expansion.

The largest detractor from performance was financial firm Citigroup, Inc. Its shares suffered from a combination of both industry and company-related news. The bank, in concert with many global financial names, was negatively impacted by massive asset write-downs.

Despite the recent strong rally, we believe that our portion of the Portfolio continues to be attractively valued. In areas such as health care, consumer discretionary and financials, we sold and trimmed positions among some of the strongest performers. The proceeds were then used to either purchase stocks that we believed were being overlooked, or to add to existing holdings that were lagging, but that we believed still had equally good business prospects compared to their faster-moving counterparts. These opportunities come from a diverse set of economic sectors, and we believe that they are all attractive franchises with healthy balance sheets.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

While valuations no longer reflect concerns over the risk of another "Great Depression," we believe that they continue to discount extremely depressed fundamentals. We believe that the road to recovery is winding and that stock prices will likely remain volatile, and that our portion of the Portfolio could be well-positioned to benefit when global economic conditions normalize.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 1000 Value Index (unaudited)

The graph depicts the performance of UBS PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	(19.27)%	0.62%	N/A	1.18%
maximum sales charge	Class B3	(19.92)%	(0.25)%	N/A	0.62%
or UBS PACE Select	Class C4	(19.89)%	(0.16)%	N/A	0.41%
program fee	Class Y5	(18.93)%	0.98%	N/A	1.27%
	Class P6	(19.01)%	0.87%	(0.02)%	5.74%
After deducting	Class A2	(23.71)%	(0.51)%	N/A	0.52%
maximum sales charge	Class B3	(23.89)%	(0.56)%	N/A	0.62%
or UBS PACE Select	Class C4	(20.68)%	(0.16)%	N/A	0.41%
program fee	Class P6	(20.22)%	(0.63)%	(1.51)%	4.16%
Russell 1000 Value Index[7]		(22.94)%	(0.29)%	0.94%	6.89%
Lipper Large-Cap Value Funds median		(20.75)%	(0.50)%	0.42%	5.62%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (29.67)%; 5-year period, (2.43)%; since inception, (0.38)%; Class B—1-year period, (29.82)%; 5-year period, (2.47)%; since inception, (0.27)%; Class C—1-year period, (26.95)%; 5-year period, (2.10)%; since inception, (0.48)%; Class Y—1-year period, (25.27)%; 5-year period, (0.97)%; since inception, 0.35%; Class P—1-year period, (26.53)%; 5-year period, (2.56)%; 10-year period, (2.70)%; since inception, 3.61%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.15% and 1.15%; Class B—2.09% and 2.02%; Class C—1.94% and 1.94%; Class Y—0.82% and 0.82%; and Class P—0.91% and 0.91%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02% and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$1,006.7
Number of holdings	108
Portfolio composition[1]	07/31/09
Common stocks	95.6%
ADRs	2.8
Cash equivalents and other assets less liabilities	1.6
Total	100.0%
Top five sectors[1]	07/31/09
Financials	19.6%
Information technology	15.5
Health care	13.0
Energy	12.1
Industrials	12.1
Total	72.3%
Top ten equity holdings[1]	07/31/09
JPMorgan Chase & Co.	3.3%
Wyeth	2.5
CVS Corp.	2.1
Cisco Systems, Inc.	1.9
Wells Fargo & Co.	1.8
Schering-Plough Corp.	1.8
ACE Ltd.	1.8
Occidental Petroleum Corp.	1.7
Apache Corp.	1.7
Covidien PLC	1.6
Total	20.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—98.37%
Aerospace & defense—7.67%
Boeing Co.[1]	296,100	$12,705,651
Honeywell International, Inc.[1]	377,000	13,081,900
ITT Industries, Inc.	157,600	7,785,440
L-3 Communications Holdings, Inc.	109,279	8,250,565
Lockheed Martin Corp.	131,800	9,853,368
Northrop Grumman Corp.	307,200	13,694,976
Raytheon Co.[1]	83,600	3,925,020
United Technologies Corp.	144,398	7,865,359
		77,162,279
Auto components—2.13%
Johnson Controls, Inc.[1]	325,150	8,414,882
Magna International, Inc., Class A	256,075	13,049,582
		21,464,464
Beverages—2.05%
Coca-Cola Co.	191,100	9,524,424
PepsiCo, Inc.	195,750	11,108,812
		20,633,236
Capital markets—2.78%
Bank of New York Mellon Corp.	392,850	10,740,519
BlackRock, Inc.[1]	32,500	6,192,550
Morgan Stanley	275,125	7,841,062
State Street Corp.	64,700	3,254,410
		28,028,541
Chemicals—0.40%
Praxair, Inc.	51,700	4,041,906
Commercial banks—3.76%
BB&T Corp.[1]	186,200	4,260,256
Comerica, Inc.[1]	306,300	7,302,192
PNC Financial Services Group, Inc.	215,725	7,908,478
Wells Fargo & Co.[1]	753,050	18,419,603
		37,890,529
Communications equipment—4.29%
Alcatel-Lucent, ADR1,*	4,141,200	11,429,712
Cisco Systems, Inc.*	872,550	19,204,826
Motorola, Inc.	1,186,390	8,494,552
Research In Motion Ltd.*	52,800	4,012,800
		43,141,890
Computers & peripherals—3.29%
Dell, Inc.*	586,950	7,853,391
EMC Corp.*	257,700	3,880,962
Hewlett-Packard Co.	308,200	13,345,060
International Business Machines Corp.	67,950	8,013,343
		33,092,756

Security description	Number of shares	Value
Common stocks—(continued)
Consumer finance—1.42%
Capital One Financial Corp.[1]	466,275	$14,314,643
Diversified financial services—4.95%
Bank of America Corp.	630,900	9,331,011
Citigroup, Inc.	2,441,739	7,740,313
JPMorgan Chase & Co.	848,393	32,790,389
		49,861,713
Diversified telecommunication services—1.21%
AT&T, Inc.	310,000	8,131,300
Verizon Communications, Inc.	126,901	4,069,715
		12,201,015
Electric utilities—1.12%
Exelon Corp.[1]	145,900	7,420,474
FPL Group, Inc.[1]	68,500	3,881,895
		11,302,369
Electronic equipment, instruments & components—0.91%
Tyco Electronics Ltd.	426,850	9,164,470
Energy equipment & services—1.92%
Baker Hughes, Inc.	322,850	13,075,425
BJ Services Co.[1]	442,625	6,276,423
		19,351,848
Food & staples retailing—2.85%
CVS Corp.	628,400	21,038,832
Sysco Corp.	163,700	3,889,512
Wal-Mart Stores, Inc.	75,600	3,770,928
		28,699,272
Food products—1.46%
Kraft Foods, Inc., Class A	248,025	7,029,029
Sara Lee Corp.	722,850	7,691,124
		14,720,153
Health care equipment & supplies—3.09%
Becton, Dickinson and Co.	113,600	7,401,040
Covidien PLC	438,300	16,572,123
Zimmer Holdings, Inc.*	152,400	7,101,840
		31,075,003
Health care providers & services—2.91%
Aetna, Inc.	174,350	4,702,220
AmerisourceBergen Corp.	303,150	5,978,118
Cardinal Health, Inc.	333,475	11,104,717
WellPoint, Inc.*	142,950	7,524,888
		29,309,943
Hotels, restaurants & leisure—0.76%
McDonald's Corp.	139,000	7,653,340
Household durables—0.87%
Whirlpool Corp.[1]	153,000	8,734,770
Household products—0.40%
Colgate-Palmolive Co.	54,900	3,976,956

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Insurance—6.63%
ACE Ltd.	361,200	$17,720,472
Allstate Corp.	485,800	13,072,878
Aon Corp.	37,750	1,489,238
Fidelity National Financial, Inc., Class A	251,875	3,614,406
Hartford Financial Services Group, Inc.	271,325	4,474,149
MetLife, Inc.	221,150	7,508,042
The Travelers Cos., Inc.	178,300	7,679,381
Torchmark Corp.[1]	287,350	11,223,891
		66,782,457
IT services—0.78%
MasterCard, Inc., Class A1	40,500	7,858,215
Leisure equipment & products—0.46%
Mattel, Inc.	261,675	4,600,247
Machinery—2.26%
Caterpillar, Inc.[1]	228,800	10,080,928
Cummins, Inc.[1]	148,000	6,365,480
Deere & Co.[1]	144,200	6,307,308
		22,753,716
Media—2.91%
Omnicom Group, Inc.[1]	328,100	11,155,400
The DIRECTV Group, Inc.1,*	299,900	7,767,410
Viacom, Inc., Class B*	447,900	10,373,364
		29,296,174
Metals & mining—0.91%
Newmont Mining Corp.	221,400	9,154,890
Multi-utilities—2.48%
Dominion Resources, Inc.[1]	114,600	3,873,480
PG&E Corp.[1]	178,200	7,193,934
Sempra Energy	194,725	10,209,432
Wisconsin Energy Corp.	85,700	3,682,529
		24,959,375
Multiline retail—1.44%
J.C. Penney Co., Inc. (Holding Co.)	480,200	14,478,030
Oil, gas & consumable fuels—10.20%
Anadarko Petroleum Corp.	160,300	7,726,460
Apache Corp.	199,102	16,714,613
BP PLC, ADR[1]	200,850	10,050,534
Chevron Corp.	136,800	9,503,496
ConocoPhillips	176,400	7,710,444
Devon Energy Corp.	68,100	3,955,929
Exxon Mobil Corp.	129,862	9,140,986
Marathon Oil Corp.	360,350	11,621,287
Occidental Petroleum Corp.	246,597	17,592,230
Total SA, ADR	124,050	6,903,383
Valero Energy Corp.	98,325	1,769,850
		102,689,212

Security description	Number of shares	Value
Common stocks—(concluded)
Personal products—1.02%
Avon Products, Inc.	318,450	$10,311,411
Pharmaceuticals—7.02%
Johnson & Johnson	239,700	14,595,333
Pfizer, Inc.[1]	825,250	13,146,232
Schering-Plough Corp.	680,300	18,034,753
Wyeth	535,700	24,936,835
		70,713,153
Road & rail—2.17%
CSX Corp.	361,150	14,489,338
Union Pacific Corp.	128,400	7,385,568
		21,874,906
Semiconductors & semiconductor equipment—3.13%
Intel Corp.	819,500	15,775,375
Lam Research Corp.1,*	85,650	2,574,639
Texas Instruments, Inc.	546,500	13,143,325
		31,493,339
Software—3.15%
CA, Inc.	550,325	11,633,871
Microsoft Corp.	687,077	16,160,051
Oracle Corp.	174,800	3,868,324
		31,662,246
Specialty retail—1.98%
Home Depot, Inc.	176,125	4,568,682
Lowe's Cos., Inc.	510,350	11,462,461
The Gap, Inc.	238,900	3,898,848
		19,929,991
Textiles, apparel & luxury goods—0.80%
Nike, Inc., Class B1	141,500	8,014,560
Tobacco—0.79%
Philip Morris International, Inc.	169,600	7,903,360
Total common stocks (cost—$1,007,594,922)		990,296,378
	Face amount
Repurchase agreement—1.79%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $18,450,326 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$18,448,481); proceeds: $18,086,015 (cost—$18,086,000)	$18,086,000	18,086,000

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—14.70%
Money market fund—14.70%
UBS Private Money Market Fund LLC[2] (cost—$147,996,105)	147,996,105	$147,996,105
Total investments (cost—$1,173,677,027)— 114.86%		1,156,378,483
Liabilities in excess of other assets—(14.86)%		(149,649,134)
Net assets—100.00%		$1,006,729,349

Aggregate cost for federal income tax purposes was $1,237,768,638; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$24,304,735
Gross unrealized depreciation	(105,694,890)
Net unrealized depreciation	$(81,390,155)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$53,422,826	$1,155,488,752	$1,060,915,473	$147,996,105	$919,223

ADR  American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

	Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$990,296,378	$—	$—	$990,296,378
Repurchase agreement	—	18,086,000	—	18,086,000
Investment of cash collateral from securities loaned	—	147,996,105	—	147,996,105
Total	$990,296,378	$166,082,105	$—	$1,156,378,483

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	92.3%
Switzerland	2.3
France	1.6
Canada	1.5
Ireland	1.4
United Kingdom	0.9
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 19.19% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 20.39%). In comparison, the Russell 1000 Growth Index (the "benchmark") declined 17.57%, and the Lipper Large-Cap Growth Funds category posted a median decline of 19.78%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 115. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

Wellington

Our portion of the Portfolio outperformed the benchmark during the reporting period, due largely to strong stock selection.

The health care sector was the largest contributor to relative performance during the period, as an underweight to the sector and strong stock selection benefited relative performance in this area. Significant positive contributors to relative performance included Abbott Laboratories, which was sold from our portion of the Portfolio, and Teva Pharmaceutical Industries Ltd. Strong stock selection within the consumer discretionary sector was also a contributor to our portion of the Portfolio's relative performance. Positions in TJX Companies, Inc., Coach, Inc., Nike, Inc. and Apollo Group, Inc. contributed the most to relative results within the sector.

The materials sector was the largest detractor from relative results. The underperformance in the sector was primarily the result of weak stock selection. In particular, owning Freeport-McMoRan Copper & Gold, Inc., Vale do Rio Doce and Agrium, Inc.—all of which were sold from our portion of the Portfolio during the reporting period—hurt relative results. An underweight to the consumer staples sector and an overweight to the energy and financials sectors also detracted from relative results within our portion of the Portfolio.

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA") and Delaware Management Company ("Delaware")

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico;

SSgA: Nick de Peyster and Brian Shannahan;

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

The top contributors to the Portfolio's absolute performance during the period were NetApp Inc., Texas Instruments, Inc. and Schlumberger Ltd. The largest detractors from absolute returns were Transocean Ltd., Covidien PLC, and Electronic Arts, Inc., the last of which we eliminated during the reporting period.

At the end of the reporting period, our portion of the Portfolio was positioned with overweights to the information technology, energy, industrials, consumer discretionary and financials sectors. In contrast, it was underweight to the materials, consumer staples, health care, telecommunication services and utilities sectors.

Marsico

Our portion of the Portfolio underperformed the benchmark during the reporting period. There were several contributing factors to our underperformance, including sector allocation and stock selection.

Stock selection in the consumer discretionary sector hampered our portion of the Portfolio's results. Holdings in the consumer services industry, including Las Vegas Sands Corp. and retailer Target Corp., which were both subsequently sold from our portion of the Portfolio, detracted from performance, as did Wynn Resorts Ltd. An overweight in banks, the weakest-performing industry group in the benchmark, also hurt results. Stock selection in the industrials sector was another source of underperformance as positions in aerospace/defense companies General Dynamics Corp. and Lockheed Martin Corp. lagged the benchmark, as did railroad operators Union Pacific Corp. and Norfolk Southern Corp. Finally, relative performance was negatively impacted by an underweight to and stock selection in the information technology sector.

On the upside, with the benchmark declining almost 18% during the reporting period, our portion of the Portfolio's average holding of cash and short-term investments—which was approximately 8% of net assets—helped preserve capital to some degree. Elsewhere, stock selection in the diversified financials industry significantly outpaced that of the benchmark. A position in Goldman Sachs Group, Inc. was among the top individual contributors in the reporting period.

Investment process (concluded)

selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

SSgA uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Using comprehensive research, it seeks to determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA then constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The aim is to have a resulting Portfolio with characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

On an individual stock basis, positions in biotechnology company Genentech Inc., which was sold from our portion of the Portfolio during the period, and Google Inc. benefited performance. Information technology company International Business Machines Corp., computer chipmaker QUALCOMM, Inc. and Apple Inc. also benefited our portion of the Portfolio's performance. Additionally, Dow Chemical Co., Australia-based resources company BHP Billiton PLC and pharmaceutical company Schering-Plough Corp., which was subsequently sold from the Portfolio, helped performance.

As of July 31, 2009, our portion of the Portfolio's sector allocations emphasized information technology, financials, consumer discretionary and industrials. In addition, our portion of the Portfolio had no exposure to the utilities and telecommunications services sectors.

SSgA

Our portion of the Portfolio underperformed its benchmark during the reporting period, primarily due to stock selection.

During the 12-month reporting period, the industrials, materials and financials sectors were among the biggest detractors from performance within our portion of the Portfolio. Within the industrials sector, positions in heavy equipment leaser United Rentals Inc., construction and engineering firm Foster Wheeler Ltd. and mining equipment maker Joy Global Inc. all performed poorly, detracting from returns, and all were sold from our portion of the Portfolio during the reporting period. In addition, makers of key materials used in construction, including Reliance Steel and Aluminum as well as Freeport-McMorRan Copper & Gold, Inc. underperformed, limiting returns within our portion of the Portfolio and were sold from the Portfolio during the reporting period as a result.

Additionally, stocks tied to agriculture slumped as investors feared shrinking demand and contracting prices. As a result, an overweight position in fertilizer producer Mosaic Co. fell significantly during the 12-month reporting period, and we eliminated the position. However, our portion of the Portfolio did benefit from stock selection in the technology and consumer discretionary sectors. Within technology, overweight positions in software company Oracle Corp. and developer of wireless technology InterDigital Inc., which was subsequently sold from our portion of the Portfolio, bolstered performance. Overweights to AutoZone Inc., retailer Gap Inc. and gaming company WMS Industries Inc., prior to being sold from our portion of the Portfolio, drove outperformance within the consumer discretionary sector.

Delaware

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to stock selection.

During the 12-month period, stock selection, particularly in the health care sector, drove positive relative performance. In addition, a significant underweight in the energy sector—which was the worst-performing sector in the benchmark—and a slight overweight in health care were beneficial for relative performance.

In terms of individual holdings, top contributors to performance included Intuitive Surgical, Inc. and IntercontinentalExchange, Inc. Intuitive Surgical, Inc., creator of robotic tools to assist in surgeries, was purchased after a significant selloff that occurred because of investors' concerns over a slower hospital capital investment cycle. The stock then appreciated significantly as the cycle did not meet worst-case expectations. Another significant contributor, IntercontinentalExchange Inc., benefited from an increase in

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

investor risk appetite in the market, which fueled trading activity in the futures and derivatives markets. The company is also playing an important role in the evolution of credit default swaps trading and other complicated over-the-counter derivative instruments. Consequently, IntercontinentalExchange, Inc.'s early lead as an important gatekeeper in this new business helped drive positive investor sentiment for the stock.

The largest detractors from performance in our portion of the Portfolio were Seagate Technology and Research In Motion Ltd. Seagate Technology's weakness was a function of a difficult consumer and enterprise spending environment, combined with management mistakes in maneuvering the notebook hard drive product cycle. We ultimately sold the position as we believed that the company had weakened to the point where its viability was threatened. Research In Motion, Ltd.'s stock suffered in the weak economy, which affected sales of Blackberry devices and services. Management decreased expectations for future profitability as a more competitive market in smartphones is forcing it to increase component and feature development costs to effectively compete at current prices. As a result, we sold this holding during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 1000 Growth Index (unaudited)

The graph depicts the performance of UBS PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	(19.39)%	0.42%	N/A	(5.05)%
maximum sales charge	Class B3	(20.05)%	(0.45)%	N/A	(5.59)%
or UBS PACE Select	Class C4	(20.00)%	(0.42)%	N/A	(5.80)%
program fee	Class Y5	(19.04)%	0.81%	N/A	(3.95)%
	Class P6	(19.19)%	0.70%	(4.25)%	3.34%
After deducting	Class A2	(23.82)%	(0.72)%	N/A	(5.67)%
maximum sales charge	Class B3	(24.03)%	(0.84)%	N/A	(5.59)%
or UBS PACE Select	Class C4	(20.80)%	(0.42)%	N/A	(5.80)%
program fee	Class P6	(20.39)%	(0.80)%	(5.67)%	1.80%
Russell 1000 Growth Index[7]		(17.57)%	0.70%	(3.21)%	4.65%
Lipper Large-Cap Growth Funds median		(19.78)%	0.36%	(2.21)%	4.12%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (30.72)%; 5-year period, (3.12)%; since inception, (6.47)%; Class B—1-year period, (30.87)%; 5-year period, (3.23)%; since inception, (6.39)%; Class C—1-year period, (27.97)%; 5-year period, (2.83)%; since inception, (6.59)%; Class Y—1-year period, (26.42)%; 5-year period, (1.64)%; since inception, (4.78)%; Class P—1-year period, (27.57)%; 5-year period, (3.19)%; 10-year period, (6.70)%; since inception, 1.32%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.25% and 1.21%; Class B—2.24% and 2.05%; Class C—2.09% and 2.05%; Class Y—0.87% and 0.83%; and Class P—0.96% and 0.92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2009 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to SSgA. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05% and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$899.5
Number of holdings	222
Portfolio composition[1]	07/31/09
Common stocks	93.4%
ADRs	4.4
Cash equivalents and other assets less liabilities	2.2
Total	100.0%
Top five sectors[1]	07/31/09
Information technology	35.4%
Consumer discretionary	13.6
Financials	11.5
Industrials	10.0
Health care	10.0
Total	80.5%
Top ten equity holdings[1]	07/31/09
Apple, Inc.	3.9%
Google, Inc.	3.0
QUALCOMM, Inc.	2.8
Visa, Inc.	2.3
International Business Machines Corp.	2.2
Oracle Corp.	2.0
Cisco Systems, Inc.	1.9
MasterCard, Inc.	1.8
Goldman Sachs Group, Inc.	1.6
Hewlett-Packard Co.	1.6
Total	23.1%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—97.81%
Aerospace & defense—3.81%
General Dynamics Corp.	206,924	$11,461,520
Honeywell International, Inc.	52,840	1,833,548
Lockheed Martin Corp.	95,890	7,168,736
Northrop Grumman Corp.	37,800	1,685,124
Precision Castparts Corp.	72,350	5,774,254
Raytheon Co.[1]	85,500	4,014,225
United Technologies Corp.	43,000	2,342,210
		34,279,617
Air freight & logistics—1.82%
C.H. Robinson Worldwide, Inc.[1]	14,100	768,873
Expeditors International of Washington, Inc.[1]	185,000	6,277,050
FedEx Corp.	52,280	3,546,675
United Parcel Service, Inc., Class B	107,400	5,770,602
		16,363,200
Auto components—0.39%
Johnson Controls, Inc.[1]	129,280	3,345,766
TRW Automotive Holdings Corp.*	9,700	163,251
		3,509,017
Beverages—0.54%
Coca-Cola Co.	29,478	1,469,183
Coca-Cola Enterprises, Inc.	109,000	2,048,110
PepsiCo, Inc.	24,193	1,372,953
		4,890,246
Biotechnology—1.56%
Acorda Therapeutics, Inc.1,*	12,500	315,750
Amgen, Inc.*	11,700	729,027
Gilead Sciences, Inc.*	248,879	12,177,650
United Therapeutics Corp.*	8,400	778,008
		14,000,435
Capital markets—3.00%
Bank of New York Mellon Corp.[1]	275,200	7,523,968
BlackRock, Inc.[1]	3,300	628,782
Franklin Resources, Inc.	8,900	789,252
Goldman Sachs Group, Inc.	90,385	14,759,871
Morgan Stanley	67,712	1,929,792
Northern Trust Corp.	1,200	71,772
T. Rowe Price Group, Inc.[1]	9,300	434,403
TD Ameritrade Holding Corp.*	46,100	854,694
		26,992,534
Chemicals—2.45%
Dow Chemical Co.	244,105	5,167,703
Monsanto Co.	41,983	3,526,572
Potash Corp. of Saskatchewan, Inc.[1]	39,764	3,698,450
Praxair, Inc.	70,000	5,472,600
Syngenta AG, ADR	91,100	4,183,312
		22,048,637

Security description	Number of shares	Value
Common stocks—(continued)
Commercial banks—2.70%
Itau Unibanco Banco Multiplo SA	140,790	$2,518,733
PNC Financial Services Group, Inc.	9,800	359,268
SunTrust Banks, Inc.	152,650	2,976,675
US Bancorp[1]	310,058	6,328,284
Wells Fargo & Co.[1]	493,384	12,068,173
		24,251,133
Commercial services & supplies—0.01%
Deluxe Corp.	6,900	107,985
Communications equipment—5.92%
Arris Group, Inc.1,*	32,100	390,978
Cisco Systems, Inc.*	760,394	16,736,272
Harris Corp.	46,600	1,459,046
Juniper Networks, Inc.1,*	210,990	5,513,169
Motorola, Inc.	54,200	388,072
QUALCOMM, Inc.	547,136	25,283,154
Research In Motion Ltd.*	45,740	3,476,240
		53,246,931
Computers & peripherals—9.50%
Apple, Inc.*	214,200	34,998,138
EMC Corp.*	77,200	1,162,632
Hewlett-Packard Co.	334,788	14,496,320
International Business Machines Corp.	165,602	19,529,444
NetApp, Inc.*	314,320	7,059,627
QLogic Corp.*	36,200	472,410
Teradata Corp.*	240,000	5,896,800
Western Digital Corp.*	61,900	1,872,475
		85,487,846
Construction & engineering—0.26%
Fluor Corp.	44,000	2,323,200
Consumer finance—0.25%
American Express Co.[1]	80,475	2,279,857
Containers & packaging—0.39%
Owens-Illinois, Inc.*	43,100	1,462,814
Pactiv Corp.*	48,300	1,216,194
Rock-Tenn Co., Class A1	9,300	418,128
Sealed Air Corp.	20,900	384,351
		3,481,487
Diversified consumer services—1.96%
Apollo Group, Inc., Class A1,*	158,091	10,914,603
ITT Educational Services, Inc.1,*	26,030	2,534,020
Weight Watchers International, Inc.[1]	150,000	4,182,000
		17,630,623

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Diversified financial services—4.55%
Bank of America Corp.	771,216	$11,406,285
CME Group, Inc.	21,900	6,106,377
IntercontinentalExchange, Inc.*	82,500	7,759,950
JPMorgan Chase & Co.	302,525	11,692,591
Moody's Corp.[1]	166,780	3,959,357
		40,924,560
Diversified telecommunication services—0.01%
Qwest Communications International, Inc.[1]	25,700	99,202
Electrical equipment—0.51%
ABB Ltd., ADR	160,780	2,939,058
Emerson Electric Co.	37,050	1,347,879
Thomas & Betts Corp.*	11,800	314,352
		4,601,289
Electronic equipment, instruments & components—0.20%
Avnet, Inc.*	45,600	1,112,640
Ingram Micro, Inc., Class A*	19,900	334,718
Tech Data Corp.*	10,100	352,793
		1,800,151
Energy equipment & services—3.26%
Cameron International Corp.1,*	51,400	1,605,222
Halliburton Co.	172,640	3,813,618
National-Oilwell Varco, Inc.*	104,980	3,772,981
Schlumberger Ltd.	133,970	7,167,395
Transocean Ltd.*	163,086	12,996,323
		29,355,539
Food & staples retailing—2.47%
CVS Caremark Corp.	207,281	6,939,768
Safeway, Inc.	6,700	126,831
Wal-Mart Stores, Inc.	170,429	8,500,998
Walgreen Co.	213,300	6,622,965
		22,190,562
Food products—0.34%
Archer-Daniels-Midland Co.	21,400	644,568
Dean Foods Co.*	71,100	1,506,609
Del Monte Foods Co.	81,200	784,392
Lancaster Colony Corp.[1]	2,900	132,066
		3,067,635
Health care equipment & supplies—1.63%
American Medical Systems Holdings, Inc.1,*	51,800	792,022
Covidien PLC	87,950	3,325,389
Hospira, Inc.*	46,100	1,771,623
Intuitive Surgical, Inc.1,*	9,000	2,045,880
Medtronic, Inc.	46,400	1,643,488
St. Jude Medical, Inc.*	134,690	5,079,160
		14,657,562

Security description	Number of shares	Value
Common stocks—(continued)
Health care providers & services—2.45%
CIGNA Corp.	27,800	$789,520
Laboratory Corp. of America Holdings1,*	3,800	255,322
Medco Health Solutions, Inc.*	146,300	7,733,418
Omnicare, Inc.[1]	27,600	658,812
Quest Diagnostics, Inc.[1]	5,600	305,872
UnitedHealth Group, Inc.	352,850	9,900,971
WellPoint, Inc.*	45,000	2,368,800
		22,012,715
Hotels, restaurants & leisure—2.38%
Brinker International, Inc.[1]	13,400	222,976
International Game Technology[1]	146,910	2,901,473
Marriott International, Inc., Class A	1	19
McDonald's Corp.	216,084	11,897,585
Starbucks Corp.*	113,200	2,003,640
Wynn Resorts Ltd.1,*	85,771	4,388,902
		21,414,595
Household durables—0.16%
Newell Rubbermaid, Inc.[1]	73,000	939,510
Tempur-Pedic International, Inc.	35,000	519,050
		1,458,560
Household products—0.98%
Kimberly-Clark Corp.	11,000	642,950
Procter & Gamble Co.	146,500	8,132,215
		8,775,165
Independent power producers & energy traders—0.16%
AES Corp.*	86,500	1,106,335
Constellation Energy Group, Inc.	12,700	364,490
		1,470,825
Industrial conglomerates—0.40%
Siemens AG, ADR[1]	44,990	3,575,805
Insurance—0.99%
AFLAC, Inc.	9,200	348,312
Hartford Financial Services Group, Inc.[1]	195,900	3,230,391
Marsh & McLennan Cos., Inc.	208,240	4,252,261
Principal Financial Group, Inc.	11,100	263,070
Prudential Financial, Inc.	17,300	765,871
		8,859,905
Internet & catalog retail—0.15%
Amazon.com, Inc.1,*	3,670	314,739
Priceline.com, Inc.1,*	8,000	1,036,960
		1,351,699
Internet software & services—4.15%
Google, Inc., Class A*	61,479	27,238,271
VeriSign, Inc.1,*	492,710	10,070,992
		37,309,263

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
IT services—6.31%
Accenture Ltd., Class A	219,970	$7,714,348
Alliance Data Systems Corp.1,*	31,200	1,591,200
Broadridge Financial Solutions, Inc.	16,400	283,228
Computer Sciences Corp.1,*	47,200	2,273,624
Fidelity National Information Services, Inc.[1]	24,400	571,448
Fiserv, Inc.*	37,400	1,773,134
Global Payments, Inc.	8,400	355,320
Lender Processing Services, Inc.	6,800	232,424
MasterCard, Inc., Class A1	82,209	15,951,012
Visa, Inc., Class A1	318,410	20,843,119
Western Union Co.	278,990	4,876,745
Wright Express Corp.*	9,800	277,144
		56,742,746
Life sciences tools & services—0.39%
Life Technologies Corp.*	43,800	1,994,214
Millipore Corp.*	22,300	1,552,080
		3,546,294
Machinery—1.74%
Caterpillar, Inc.	46,210	2,036,013
Cummins, Inc.	62,960	2,707,910
Deere & Co.[1]	33,470	1,463,978
Eaton Corp.[1]	26,130	1,356,670
Illinois Tool Works, Inc.	103,290	4,188,409
PACCAR, Inc.[1]	112,690	3,904,708
		15,657,688
Media—0.78%
McGraw-Hill Cos., Inc.[1]	23,600	739,860
Omnicom Group, Inc.[1]	29,300	996,200
The DIRECTV Group, Inc.1,*	77,380	2,004,142
Viacom, Inc., Class B*	142,000	3,288,720
		7,028,922
Metals & mining—1.25%
BHP Billiton Ltd., ADR[1]	58,820	3,703,307
BHP Billiton PLC, ADR	85,200	4,507,080
Cliffs Natural Resources, Inc.[1]	6,200	169,818
Newmont Mining Corp.	70,180	2,901,943
		11,282,148
Multi-utilities—0.02%
Sempra Energy	3,600	188,748
Multiline retail—1.04%
Dollar Tree, Inc.1,*	31,300	1,443,556
Kohl's Corp.*	36,400	1,767,220
Macy's, Inc.	32,000	445,120
Sears Holdings Corp.1,*	6,500	431,210
Target Corp.	121,670	5,307,245
		9,394,351

Security description	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—3.91%
CONSOL Energy, Inc.	55,740	$1,980,442
EOG Resources, Inc.	94,700	7,010,641
Exxon Mobil Corp.	59,053	4,156,741
Hess Corp.	79,090	4,365,768
Murphy Oil Corp.[1]	32,500	1,891,500
Occidental Petroleum Corp.	73,874	5,270,171
Peabody Energy Corp.[1]	30,900	1,023,099
Petroleo Brasileiro SA, ADR	214,781	8,857,569
Southern Union Co.[1]	30,300	587,214
		35,143,145
Personal products—0.10%
Nu Skin Enterprises, Inc., Class A	48,200	868,082
Pharmaceuticals—3.94%
Abbott Laboratories	102,816	4,625,692
Allergan, Inc.	176,600	9,435,738
Eli Lilly & Co.	35,100	1,224,639
Endo Pharmaceuticals Holdings, Inc.*	6,200	130,262
Forest Laboratories, Inc.*	8,400	216,972
Johnson & Johnson	74,967	4,564,741
Novo Nordisk A/S, ADR	98,700	5,763,093
Pfizer, Inc.[1]	167,443	2,667,367
Sepracor, Inc.*	13,600	235,960
Teva Pharmaceutical Industries Ltd., ADR	117,960	6,291,986
Watson Pharmaceuticals, Inc.*	2,900	100,717
Wyeth	4,200	195,510
		35,452,677
Professional services—0.07%
Manpower, Inc.[1]	13,800	661,710
Road & rail—1.39%
Avis Budget Group, Inc.*	43,600	372,780
J.B. Hunt Transport Services, Inc.[1]	6,500	181,675
Norfolk Southern Corp.	75,831	3,279,691
Union Pacific Corp.	151,098	8,691,157
		12,525,303
Semiconductors & semiconductor equipment—2.74%
Altera Corp.	219,890	4,109,744
Analog Devices, Inc.	177,810	4,866,660
Broadcom Corp., Class A*	63,400	1,789,782
Intel Corp.	241,727	4,653,245
Linear Technology Corp.[1]	7,600	204,212
Tessera Technologies, Inc.*	22,300	626,407
Texas Instruments, Inc.[1]	270,960	6,516,588
Xilinx, Inc.	84,440	1,831,503
		24,598,141

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Software—6.61%
Adobe Systems, Inc.*	171,000	$5,543,820
BMC Software, Inc.*	101,370	3,449,621
Intuit, Inc.*	275,000	8,167,500
McAfee, Inc.1,*	97,244	4,335,138
Microsoft Corp.	589,765	13,871,273
Oracle Corp.	804,762	17,809,383
Symantec Corp.*	417,800	6,237,754
		59,414,489
Specialty retail—5.02%
Advance Auto Parts, Inc.[1]	46,500	2,149,695
Aeropostale, Inc.1,*	9,900	360,360
AutoNation, Inc.1,*	39,300	812,724
AutoZone, Inc.1,*	13,453	2,065,977
Bed Bath & Beyond, Inc.*	600	20,850
Best Buy Co., Inc.[1]	140,190	5,238,900
Limited Brands, Inc.	72,500	938,150
Lowe's Cos., Inc.	422,136	9,481,174
RadioShack Corp.	17,800	276,078
Ross Stores, Inc.[1]	43,400	1,913,506
Staples, Inc.[1]	588,430	12,368,799
The Gap, Inc.	116,631	1,903,418
The Sherwin-Williams Co.[1]	28,700	1,657,425
TJX Cos., Inc.	153,060	5,545,364
Tractor Supply Co.1,*	8,700	417,339
		45,149,759
Textiles, apparel & luxury goods—1.76%
Carter's, Inc.*	19,600	555,464
Coach, Inc.[1]	216,500	6,406,235
Nike, Inc., Class B1	156,350	8,855,664
		15,817,363
Tobacco—0.47%
Philip Morris International, Inc.	91,413	4,259,846

Security description	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.02%
WESCO International, Inc.*	6,400	$158,016
Wireless telecommunication services—0.90%
Crown Castle International Corp.*	280,800	8,070,192
Total common stocks (cost—$843,119,658)		879,777,400
	Face amount
Repurchase agreement—1.40%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $12,855,856 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09, (value—$12,854,570); proceeds: $12,602,011 (cost—$12,602,000)	$12,602,000	12,602,000
	Number of shares
Investment of cash collateral from securities loaned—16.70%
Money market fund—16.70%
UBS Private Money Market Fund LLC[2] (cost—$150,213,457)	150,213,457	150,213,457
Total investments (cost—$1,005,935,115)— 115.91%		1,042,592,857
Liabilities in excess of other assets—(15.91)%		(143,108,506)
Net assets—100.00%		$899,484,351

Aggregate cost for federal income tax purposes was $1,048,883,416; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$39,172,447
Gross unrealized depreciation	(45,463,006)
Net unrealized depreciation	$(6,290,559)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$11,316,943	$1,108,593,957	$969,697,443	$150,213,457	$492,795

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$879,777,400	$—	$—	$879,777,400
Repurchase agreement	—	12,602,000	—	12,602,000
Investment of cash collateral from securities loaned	—	150,213,457	—	150,213,457
Total	$879,777,400	$162,815,457	$—	$1,042,592,857

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	92.3%
Switzerland	1.9
Brazil	1.1
Bermuda	0.7
Canada	0.7
Netherlands Antilles	0.7
Israel	0.6
Denmark	0.6
United Kingdom	0.4
Australia	0.4
Germany	0.3
Ireland	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 15.14% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 16.40%). In comparison, the Russell 2500 Value Index (the "benchmark") declined 20.12% and the Lipper Small-Cap Value Funds category posted a median decline of 18.30%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 127. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

Ariel

During the period from August 1, 2008 through May 29, 2009, our portion of the Portfolio slightly underperformed the benchmark, primarily due to stock selection.

While our portion of the Portfolio's overweight to the consumer discretionary sector was beneficial, overall stock selection within the sector hurt performance. In the downtrodden media area, some holdings fell quite sharply, including Gannett Co. Inc., Interpublic Group of Companies. Inc. and McClatchy Co., which was subsequently sold from our portion of the Portfolio.

The prices of other media stocks, namely CBS Corp. and Meredith Corporation, actually increased during the reporting period. In addition, some consumer holdings outside the media area rose, including International Game Technology and Nordstrom, Inc. Within the financial services sector, we should note that while our portion of the Portfolio had a weighting to the sector very close to that of the benchmark, most of our holdings were not banks at the center of the credit crisis, a key reason for outperformance in that area.

On the upside, two primary factors boosted our portion of the Portfolio's relative returns during the reporting period. These included a contrarian decision to overweight the consumer discretionary sector and strong stock selection in the volatile financial services area.

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Ariel Investments, LLC ("Ariel") until May 29, 2009, Opus Capital Group, LLC ("Opus") until May 29, 2009, Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead"), commencing May 28, 2009, and Systematic Financial Management, L.P. ("Systematic"), commencing May 28, 2009

Portfolio Managers:

Ariel: John W. Rogers, Jr.;

Opus: Len Haussler, Kevin P. Whelan and Jonathon M. Detter;

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Objective:

Capital appreciation

Investment process:

Ariel seeks to invest in stocks of quality companies in industries where it believes it has expertise. Ariel buys stocks when it determines that these businesses appear to be selling at excellent values. It believes that quality companies share several attributes that should result in capital appreciation over time, such as solid financials, high entry barriers, competitive advantages and quality management teams.

Opus uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

Opus

During the period from August 1, 2008 through May 29, 2009, our portion of the Portfolio outperformed the benchmark, primarily as a result of strong stock selection.

In all sectors, we focused on companies with very little or no debt, strong cash flow generation, and higher returns on equity. The success of this strategy during times of market weakness outweighed underperformance relative to the benchmark during the low-quality rally that began on March 9, 2009.

From a sector perspective, we focused on avoiding regional banks and maintained an overweight in the health care sector. After being propped up by government bailouts in 2008, regional banks significantly underperformed the small-cap market in the first half of 2009. This underweight significantly aided our portion of the Portfolio's relative performance. We believe that rising unemployment and higher loan default rates will keep a lid on the recovery of banks.

The health care sector, however, has remained under the cloud of political uncertainty since the Obama administration took office. We took this opportunity to add to the health care weighting, as we found high-quality operators with what we considered to be good growth potential which were trading at historically low valuations. While this emphasis did not help performance during the 12-month reporting period, we believe that the long-term outlook for these health care stocks is strong.

MetWest Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our in-depth company research and analysis resulted in stock selection being the primary source of outperformance. Sector weighting was also beneficial, albeit to a lesser extent. All sector over- and underweights relative to the benchmark are the result of bottom-up stock selection, rather than tactical allocation decisions.

Security selection was strongest in the health care, consumer discretionary and energy sectors. Within health care, Emergency Medical Services Corp. (EMS) added the most value. EMS's well-managed operations, stable business and large market share contributed to the stock's appreciation. In the consumer discretionary sector, Borders Group Inc. was the primary contributor. The stock advanced in early 2009 as investors finally

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the portfolio's benchmark.

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

acknowledged its strong cash flow generated in the fourth quarter of 2008. Oceaneering International Inc. was the top contributor in the energy sector, as the oil service provider's stock rebounded after having been widely sold amidst tremendous oil price volatility. We also added value relative to the benchmark in the information technology sector through both stock selection and an overweight to the sector, while we benefited in the troubled financials sector relative to the benchmark due to stock selection and an underweight position.

During the reporting period, the most significant detractor from relative performance was stock selection in and an underweight to the traditionally defensive utilities sector, which held up well during this difficult period for the stock market. Our position in El Paso Electric Co. declined in response to news affecting short-term results during the reporting period, subtracting value. However, we believe that above-average customer growth and continued share repurchases should cause the stock to appreciate toward our estimate of intrinsic value in the coming years. Security selection in materials was also weak during this period.

Overall, the positives outweighed negatives during the reporting period, resulting in outperformance relative to the benchmark. Over the long term, we believe our focus on exceptional companies in good businesses will continue to offer some protection on the downside in declining markets and continue to add value for shareholders.

Buckhead

During the period from May 28, 2009 through July 31, 2009, when we managed a portion of the Portfolio, it outperformed the benchmark, primarily due to stock selection.

Our bottom-up approach identified what we considered to be exceptional stocks in the health care, industrial/producer durable and consumer staples sectors. In the health care sector, both Amedisys, Inc. and Integra Lifesciences Holdings were big percentage gainers. As opposition to President Obama's health care plan took hold, stocks in this market segment rallied after sustaining heavy losses earlier in the year.

In the industrial/producer durable sector, positions in Republic Services, Inc., Con-Way, Inc. and Ball Corp. turned in above-average results. Republic Services, Inc. posted strong quarterly results, and Con-Way, Inc. continued to gain market share in a difficult trucking market, while its major competitor stumbled. Finally, Ball Corp. announced an acquisition that would quickly add to the company's growing profitability. Wall Street greeted all of this news enthusiastically.

An investment in the consumer staples sector—namely, Fresh Del Monte Produce, Inc.—also outperformed the benchmark and added value to our portion of the Portfolio. Fresh Del Monte Produce, Inc. is a global sourcer, distributor, and marketer of fresh produce. The stock's price had become depressed as an oversupply of melons and a weak demand weighed on volumes of higher-priced products, such as pineapples. The company is an industry leader with a solid balance sheet, and we believe that it is capable of outlasting near-term pricing pressures. We expect that the commodity cycle will soon begin to reverse itself, and profitability will normalize to historic levels.

Our portion of the Portfolio had a neutral sector weighting relative to the bechmark. One exception, however, was an underweight to utilities. Although this positioning detracted from performance during the period, we remain skeptical of the belief that long-term gains can be realized in an industry that, while highly regulated by the government, may soon be forced to operate in a whole new environment.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

Systematic

During the period from May 28, 2009 through July 31, 2009, when we managed a portion of the Portfolio, it outperformed the benchmark, primarily due to stock selection.

During this period, the equity markets were buoyed by further signs of stabilization in the broader economy, and our portion of the Portfolio benefited accordingly. Given the improving economic environment, we have positioned our portion of the Portfolio in an effort to benefit from a sustained market rally, and it is focused on quality businesses with attractive fundamentals. Relative outperformance was due to stock selection, especially in the materials and financials sectors, where our portion of the Portfolio outperformed the benchmark by 1.53% and 2.01%, respectively. The information technology sector contributed favorable relative results as well.

While performance in the industrials and consumer discretionary sectors faced mild headwinds, a few lower-quality, contrarian constituents of the benchmark did well during the market rally. However, sector allocation within our portion of the Portfolio did not meaningfully add or detract value during the reporting period.

Stock selection was helped moderately by the quantitative fundamental metrics we use in our investment process. Most notably, we examined stocks' earnings in an attempt to uncover those stocks likely to outperform. This strategy was successful for our portion of the Portfolio, as companies with the best earnings revisions—that is, a change in earnings estimates for companies—outperformed those with the worst earnings revisions by 2.16% during the reporting period, relative to the Russell 2500 Value Index.

The two largest contributors in the period during which we managed a portion of the Portfolio were Thompson Creek Metals Co. Inc. and Walter Energy, Inc., while the two largest detractors were diversified energy business Delek US Holdings, Inc. and communications and energy infrastructure service provider MasTec, Inc.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 2500 Value Index (unaudited)

The graph depicts the performance of UBS PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	(15.29)%	(0.41)%	N/A	4.80%
maximum sales charge	Class B3	(15.90)%	(1.22)%	N/A	4.28%
or UBS PACE Select	Class C4	(15.98)%	(1.18)%	N/A	4.01%
program fee	Class Y5	(14.92)%	(0.04)%	N/A	5.37%
	Class P6	(15.14)%	(0.25)%	3.73%	6.35%
After deducting	Class A2	(19.94)%	(1.53)%	N/A	4.12%
maximum sales charge	Class B3	(20.11)%	(1.46)%	N/A	4.28%
or UBS PACE Select	Class C4	(16.82)%	(1.18)%	N/A	4.01%
program fee	Class P6	(16.40)%	(1.74)%	2.18%	4.76%
Russell 2500 Value Index[7]		(20.12)%	1.20%	6.20%	8.75%
Lipper Small-Cap Value Funds median		(18.30)%	1.09%	6.46%	7.71%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (25.62)%; 5-year period, (4.52)%; since inception, 2.94%; Class B—1-year period, (25.75)%; 5-year period, (4.46)%; since inception, 3.10%; Class C—1-year period, (22.67)%; 5-year period, (4.18)%; since inception, 2.84%; Class Y—1-year period, (20.94)%; 5-year period, (3.08)%; since inception, 4.17%; Class P—1-year period, (22.29)%; 5-year period, (4.72)%; 10-year period, 1.04%; since inception, 4.03%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.29% and 1.29%; Class B—2.20% and 2.16%; Class C—2.06% and 2.06%; Class Y—0.95% and 0.95%; and Class P—1.18% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the Portfolio's ordinary total operating expenses through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16% and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$343.7
Number of holdings	173
Portfolio composition[1]	07/31/09
Common and preferred stocks	96.4%
Cash equivalents and other assets less liabilities	3.6
Total	100.0%
Top five sectors[1]	07/31/09
Financials	23.3%
Information technology	16.8
Industrials	16.4
Consumer discretionary	14.0
Health care	6.7
Total	77.2%
Top ten equity holdings[1]	07/31/09
Entegris, Inc.	1.7%
Raymond James Financial, Inc.	1.4
VeriFone Holdings, Inc.	1.3
Tidewater, Inc.	1.3
Coinstar, Inc.	1.2
Republic Services, Inc.	1.2
Amedisys, Inc.	1.2
RPM International, Inc.	1.2
Ball Corp.	1.2
Solera Holdings, Inc.	1.2
Total	12.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—95.91%
Aerospace & defense—0.50%
Hexcel Corp.1,*	170,000	$1,735,700
Air freight & logistics—0.71%
Forward Air Corp.[1]	105,000	2,428,650
Auto components—0.26%
Cooper Tire & Rubber Co.[1]	60,000	885,600
Automobiles—0.52%
Thor Industries, Inc.[1]	75,000	1,793,250
Beverages—0.59%
Dr. Pepper Snapple Group, Inc.*	81,900	2,015,559
Capital markets—2.92%
Invesco Ltd.	131,900	2,605,025
Raymond James Financial, Inc.[1]	230,550	4,730,886
Stifel Financial Corp.1,*	54,000	2,696,220
		10,032,131
Chemicals—1.85%
Celanese Corp., Series A	46,200	1,187,340
International Flavors & Fragrances, Inc.	28,275	996,977
RPM International, Inc.	261,200	4,168,752
		6,353,069
Commercial banks—7.27%
Bank of Hawaii Corp.[1]	50,125	1,923,296
Cathay General Bancorp[1]	281,000	2,562,720
CVB Financial Corp.[1]	310,400	2,340,416
East West Bancorp, Inc.[1]	19,100	168,844
First Horizon National Corp.1,*	171,768	2,202,066
International Bancshares Corp.[1]	167,000	2,201,060
Prosperity Bancshares, Inc.[1]	85,100	2,851,701
Synovus Financial Corp.[1]	884,300	3,103,893
Texas Capital Bancshares, Inc.1,*	137,400	2,282,214
United Community Banks, Inc.1,*	129,285	870,088
Wilmington Trust Corp.[1]	139,900	1,607,451
Zions Bancorporation[1]	211,500	2,872,170
		24,985,919
Commercial services & supplies—3.84%
ATC Technology Corp.*	85,000	1,778,200
Copart, Inc.1,*	76,000	2,683,560
Republic Services, Inc.[1]	158,325	4,211,445
Schawk, Inc.[1]	189,000	1,368,360
United Stationers, Inc. *	68,000	3,156,560
		13,198,125
Communications equipment—0.63%
Plantronics, Inc.	64,600	1,529,082
Tellabs, Inc.*	108,700	630,460
		2,159,542

Security description	Number of shares	Value
Common stocks—(continued)
Computers & peripherals—2.01%
Avid Technology, Inc.1,*	219,100	$2,683,975
Electronics for Imaging, Inc.1,*	262,000	2,986,800
Western Digital Corp.*	41,300	1,249,325
		6,920,100
Construction & engineering—2.09%
Dycom Industries, Inc.*	212,800	2,708,944
Fluor Corp.	24,200	1,277,760
MasTec, Inc.1,*	85,000	879,750
Pike Electric Corp.1,*	220,000	2,316,600
		7,183,054
Containers & packaging—2.16%
Ball Corp.	84,500	4,086,420
Crown Holdings, Inc.1,*	59,500	1,493,450
Temple-Inland, Inc.[1]	117,600	1,841,616
		7,421,486
Diversified consumer services—1.24%
Coinstar, Inc.1,*	128,275	4,262,578
Diversified telecommunication services—0.80%
General Communication, Inc., Class A1,*	255,500	1,750,175
Premiere Global Services, Inc.*	105,555	1,012,272
		2,762,447
Electrical equipment—2.16%
AMETEK, Inc.[1]	73,000	2,362,280
Brady Corp., Class A	32,700	961,707
Cooper Industries Ltd., Class A1	56,800	1,871,560
General Cable Corp.1,*	57,900	2,244,783
		7,440,330
Electric utilities—1.42%
El Paso Electric Co.*	100,000	1,511,000
Northeast Utilities	53,500	1,231,035
NV Energy, Inc.[1]	106,700	1,227,050
Unitil Corp.	44,100	910,224
		4,879,309
Electronic equipment, instruments & components—2.60%
Ingram Micro, Inc., Class A*	196,400	3,303,448
Jabil Circuit, Inc.[1]	205,000	1,877,800
OSI Systems, Inc.1,*	36,900	730,989
Plexus Corp. *	51,000	1,310,190
Tyco Electronics Ltd.	79,500	1,706,865
		8,929,292
Energy equipment & services—2.92%
Noble Corp.	72,000	2,437,920
Oceaneering International, Inc.*	36,000	1,833,120
TETRA Technologies, Inc.1,*	188,500	1,453,335
Tidewater, Inc.	95,700	4,306,500
		10,030,875

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Food products—3.26%
American Italian Pasta Co., Class A1,*	28,900	$909,194
Brooklyn Cheesecake & Desserts Co., Inc.2,*	34,680	5,202
Dean Foods Co.*	55,300	1,171,807
Flowers Foods, Inc.[1]	97,500	2,303,925
Fresh Del Monte Produce, Inc.*	121,900	2,609,879
J&J Snack Foods Corp.	39,500	1,711,930
Ralcorp Holdings, Inc.*	39,000	2,476,890
		11,188,827
Health care equipment & supplies—1.16%
Cooper Cos., Inc.[1]	48,500	1,330,840
ICU Medical, Inc.1,*	38,500	1,498,805
Integra LifeSciences Holdings1,*	36,870	1,167,304
		3,996,949
Health care providers & services—3.44%
Amedisys, Inc.1,*	93,590	4,184,409
AMN Healthcare Services, Inc.1,*	251,000	1,827,280
Chemed Corp.	48,000	2,116,800
Emergency Medical Services Corp., Class A1,*	31,000	1,213,340
Health Management Associates, Inc., Class A*	241,900	1,458,657
Sun Healthcare Group, Inc.1,*	104,800	1,019,704
		11,820,190
Hotels, restaurants & leisure—1.99%
Burger King Holdings, Inc.[1]	139,000	2,365,780
Cracker Barrel Old Country Store, Inc.[1]	29,275	844,877
Darden Restaurants, Inc.[1]	27,000	874,530
Papa John's International, Inc.1,*	64,000	1,626,240
Wyndham Worldwide Corp.	79,900	1,114,605
		6,826,032
Household durables—1.54%
Fortune Brands, Inc.	26,200	1,036,734
Jarden Corp.1,*	54,200	1,336,030
Snap-on, Inc.[1]	81,555	2,905,805
		5,278,569
Independent power producers & energy traders—0.64%
AES Corp.*	115,700	1,479,803
NRG Energy, Inc.1,*	27,000	734,670
		2,214,473
Insurance—6.74%
Alleghany Corp.*	6,840	1,850,220
Arch Capital Group Ltd.*	38,500	2,394,315
Arthur J. Gallagher & Co.[1]	59,300	1,357,970
Assurant, Inc.	65,100	1,661,352
Brown & Brown, Inc.[1]	155,675	2,985,847

Security description	Number of shares	Value
Common stocks—(continued)
Insurance—(concluded)
Hartford Financial Services Group, Inc.[1]	134,000	$2,209,660
HCC Insurance Holdings, Inc.	80,000	2,008,000
Horace Mann Educators Corp.	178,000	2,020,300
Reinsurance Group of America, Inc.[1]	35,300	1,464,950
Selective Insurance Group, Inc.	113,000	1,688,220
Unum Group[1]	131,200	2,462,624
Zenith National Insurance Corp.[1]	44,860	1,070,808
		23,174,266
Internet software & services—0.99%
DealerTrack Holdings, Inc.1,*	172,500	3,420,675
IT services—3.59%
Amdocs Ltd.*	131,475	3,144,882
Broadridge Financial Solutions, Inc.	152,200	2,628,494
Perot Systems Corp., Class A*	64,600	1,032,308
Unisys Corp.1,*	670,000	1,199,300
VeriFone Holdings, Inc.1,*	480,800	4,332,008
		12,336,992
Leisure equipment & products—0.69%
RC2 Corp.*	155,000	2,366,850
Life sciences tools & services—2.05%
Bio-Rad Laboratories, Inc., Class A*	23,500	1,819,840
Covance, Inc.1,*	60,000	3,309,000
Life Technologies Corp.*	42,100	1,916,813
		7,045,653
Machinery—3.26%
Briggs & Stratton Corp.[1]	130,900	2,247,553
Chart Industries, Inc.*	19,400	373,644
Harsco Corp.	79,460	2,185,944
Kennametal, Inc.	131,500	2,803,580
SPX Corp.	19,800	1,045,836
Wabtec Corp.	56,000	1,884,400
Watts Water Technologies, Inc., Class A1	25,290	666,139
		11,207,096
Marine—0.49%
Kirby Corp.*	45,600	1,687,656
Media—2.24%
John Wiley & Sons, Inc., Class A1	57,625	1,837,661
Marvel Entertainment, Inc.1,*	37,550	1,485,478
McGraw-Hill Cos., Inc.[1]	31,400	984,390
Scholastic Corp.	87,140	1,965,007
Shaw Communications, Inc., Class B	81,100	1,421,683
		7,694,219

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Metals & mining—1.33%
Thompson Creek Metals Co., Inc.1,*	227,300	$3,307,215
Walter Energy, Inc.	25,400	1,253,744
		4,560,959
Multi-utilities—0.62%
CMS Energy Corp.[1]	164,800	2,132,512
Multiline retail—0.78%
Fred's, Inc., Class A1	140,400	1,892,592
J.C. Penney Co., Inc.	26,500	798,975
		2,691,567
Oil, gas & consumable fuels—2.40%
Bill Barrett Corp.1,*	35,100	1,108,809
Comstock Resources, Inc.*	76,000	2,926,000
Delek US Holdings, Inc.[1]	82,300	701,196
El Paso Corp.[1]	114,000	1,146,840
Quicksilver Resources, Inc.1,*	100,000	1,146,000
Whiting Petroleum Corp.*	26,900	1,236,324
		8,265,169
Paper & forest products—0.81%
Glatfelter	178,000	1,842,300
Neenah Paper, Inc.	97,900	959,420
		2,801,720
Professional services—1.78%
MPS Group, Inc.*	199,000	1,721,350
Resources Connection, Inc.*	108,500	1,638,350
School Specialty, Inc.*	123,000	2,751,510
		6,111,210
Real estate investment trusts (REITs)—3.54%
Annaly Capital Management, Inc.	165,175	2,783,199
Boston Properties, Inc.[1]	20,300	1,073,870
DiamondRock Hospitality Co.[1]	150,000	1,014,000
Digital Realty Trust, Inc.[1]	56,500	2,291,075
Health Care REIT, Inc.[1]	56,000	2,243,360
MFA Financial, Inc.	300,525	2,223,885
National Retail Properties, Inc.[1]	27,300	538,083
		12,167,472
Road & rail—1.28%
Con-way, Inc.	50,605	2,305,058
Landstar System, Inc.[1]	57,000	2,090,760
		4,395,818
Semiconductors & semiconductor equipment—4.92%
Entegris, Inc.*	1,535,000	5,725,550
Marvell Technology Group Ltd.1,*	54,900	732,366

Security description	Number of shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—(concluded)
NVIDIA Corp.*	89,050	$1,151,417
ON Semiconductor Corp.*	516,675	3,771,727
Semtech Corp.*	133,800	2,461,920
Skyworks Solutions, Inc.*	46,200	558,096
Varian Semiconductor Equipment Associates, Inc.1,*	78,500	2,515,140
		16,916,216
Software—2.07%
Informatica Corp.*	114,500	2,105,655
Solera Holdings, Inc.*	150,500	4,052,965
TeleCommunication Systems, Inc., Class A*	114,000	943,920
		7,102,540
Specialty retail—3.61%
AutoNation, Inc.1,*	28,300	585,244
Borders Group, Inc.1,*	580,050	2,302,798
Foot Locker, Inc.[1]	106,000	1,174,480
Group 1 Automotive, Inc.[1]	95,000	2,798,700
Gymboree Corp.*	46,000	1,829,880
The Sherwin-Williams Co.[1]	64,200	3,707,550
		12,398,652
Textiles, apparel & luxury goods—1.09%
The Warnaco Group, Inc.*	65,700	2,386,881
Volcom, Inc.1,*	113,000	1,370,690
		3,757,571
Thrifts & mortgage finance—2.34%
First Niagara Financial Group, Inc.	215,000	2,827,250
Hudson City Bancorp, Inc.[1]	192,700	2,709,362
New York Community Bancorp, Inc.[1]	227,925	2,493,499
		8,030,111
Trading companies & distributors—0.28%
Huttig Building Products, Inc.2,*	162,000	140,940
Textainer Group Holdings Ltd.	68,000	817,360
		958,300
Wireless telecommunication services—0.49%
NTELOS Holdings Corp.	108,000	1,672,920
Total common stocks (cost—$319,418,531)		329,638,200
Preferred stock—0.50%
Commercial banks—0.50%
East West Bancorp, Inc., Series A2,3 (cost—$2,188,000)	2,188	1,710,535

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2009

Security description	Face amount	Value
Repurchase agreement—2.48%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09 collateralized by $8,691,628 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$8,690,758); proceeds: $8,520,007 (cost—$8,520,000)	$8,520,000	$8,520,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—25.23%
Money market fund—25.23%
UBS Private Money Market Fund LLC[4] (cost—$86,696,079)	86,696,079	$86,696,079
Total investments (cost—$416,822,610)— 124.12%		426,564,814
Liabilities in excess of other assets—(24.12)%		(82,889,352)
Net assets—100.00%		$343,675,462

Aggregate cost for federal income tax purposes was $419,279,557; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$34,871,092
Gross unrealized depreciation	(27,585,835)
Net unrealized appreciation	$7,285,257

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  Illiquid securities representing 0.54% of net assets as of July 31, 2009.

3  Non cumulative preferred stock. Convertible until 12/31/49.

4  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$75,003,218	$416,153,524	$404,460,663	$86,696,079	$478,638

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$329,492,058	$146,142	$—	$329,638,200
Preferred stock	—	—	1,710,535	1,710,535
Repurchase agreement	—	8,520,000	—	8,520,000
Investment of cash collateral from securities loaned	—	86,696,079	—	86,696,079
Total	$329,492,058	$95,362,221	$1,710,535	$426,564,814

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2009

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
Preferred stock
Beginning balance	$—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Total unrealized appreciation/(depreciation)	69,535
Net transfers in/(out) of Level 3	1,641,000
Ending balance	$1,710,535

The change in unrealized appreciation/(depreciation) relating to the Level 3 investment held at July 31, 2009 was $69,535.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.6%
Bermuda	2.0
Canada	1.1
China	1.0
Guernsey	0.7
Cayman Islands	0.6
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 18.41% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 19.63%). In comparison, the Russell 2500 Growth Index (the "benchmark") declined 21.36%, and the Lipper Mid-Cap Growth Funds category posted a median decline of 23.89%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 139. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

Copper Rock

Our portion of the Portfolio slightly underperformed the benchmark during the reporting period.

Stock selection in the information technology, industrials, energy, materials and financial sectors contributed to performance during this time. However, stock selection within the health care and consumer discretionary sectors detracted from results, despite pockets of outperformance in some segments of the consumer discretionary sector.

Within the technology sector, holdings in semiconductors and networking equipment companies, including PMC-Sierra, Inc., CommScope, Inc., and Akamai Technologies, Inc., benefited performance and were sold from our portion of the Portfolio. Despite the energy sector's downward slide in the summer of 2008, stock selection in energy services holdings contributed to our portion of the Portfolio's performance during the fourth quarter of 2008, and well into the first half of 2009. Our portion of the Portfolio held an underweight in the sector during the third quarter of 2008 as the fundamentals for natural gas and coal worsened and oil prices quickly plummeted. However, we found new opportunities in oil and oil services stocks toward the end of 2008, which enhanced results.

*  Note: During the reporting period, Palisade acquired AG Asset Management's Small/Smid Growth Equity investment team, which was responsible for the day-to-day management of the portion of the Portfolio allocated to AG Asset Management. Following the acquisition, Palisade assumed investment advisory responsibility with respect to this portion of the Portfolio. The key members of the Small/Smid Growth Equity investment team continue to sub-advise the portion of the Portfolio allocated to Palisade in their new positions with Palisade.

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and AG Asset Management LLC ("AG Asset Management") until February 1, 2009 and Palisade Capital Management, LLC ("Palisade") commencing February 2, 2009*

Portfolio Managers:

Copper Rock: Tucker Walsh;
Riverbridge: Mark Thompson;
Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

Strong stock selection, combined with overweight positions in industrials and transportation, contributed to our portion of the Portfolio's returns over the reporting period. Examples of strong performers included Regal-Beloit Corp., General Cable Corp. and J.B. Hunt Transport Services, Inc., which were sold from our portion of the Portfolio following gains during the reporting period, as well as Con-Way, Inc. Throughout the period, our portion of the Portfolio was underweight in the financials sector in light of the weakened outlook for that sector due to the recession. That said, a holding in investment banking firm Greenhill, Inc. proved beneficial. The company has added extensively to its team in order to support the demand for merger and acquisition (M&A) activity, which we expect will pick up as the economy rebounds.

Two sectors impacted directly by the recession and lower consumer spending have been health care and consumer discretionary. Health care has become an even more challenging sector to navigate following the administration change in Washington, D.C., as there is uncertainty over issues such as reimbursement rates, and a potential move toward universal health care. Collectively, these issues have impacted stock valuations in the health care sector.

For example, Wright Medical Group Inc., a medical device company that designs reconstructive joint devices and artificial limbs, was impacted by a slowdown in the orthopedics market. The company revised expected revenues downward based on unforeseen macroeconomic pressures, and we sold the stock from our portion of the Portfolio. In light of the uncertainty hovering over the health care sector, we remain underweight in health care relative to the benchmark. Within the consumer discretionary sector, a holding in Las Vegas Sands Corp. negatively impacted performance as the company's stock price was down following a greater-than-anticipated slowdown in tourism and gambling/casino revenues in light of the recession, and was eliminated from our portion of the Portfolio.

Riverbridge

Our portion of the Portfolio outperformed the benchmark during the reporting period due to sector allocation and stock selection.

During the 12-month period, our portion of the Portfolio benefited from an underweight exposure to the energy sector. Stock selection within the industrial sector also aided performance, while stock selection in the information technology sector detracted from performance. In addition, we believe that the excess

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – continued

performance relative to the benchmark generated by our portion of the Portfolio is attributable to the consistent application of our investment process. We emphasize companies that have the ability to internally finance their growth, limiting the impact of the struggling credit markets.

Stocks benefiting our portion of the Portfolio included Allscripts Healthcare Solutions, Inc., which gained traction with new software, as well as United Natural Foods, Inc., which outperformed analysts' expectations during the 12-month reporting period. Shares of the Cheesecake Factory Inc., which held up well despite lower consumer spending, also benefited performance.

Detractors from our portion of the Portfolio's performance included Napco Security Systems, Inc., as a declining level of housing starts lowered spending on home alarm systems. In addition, Smith International, Inc., a provider of oil field services, saw its price fall along with energy prices, while print procurement company Innerworkings, Inc. also declined due to lowered demand for some of its products.

Going forward, we plan to continue to invest in those companies generating strong free cash flows. Pricing power is increasingly becoming an important criterion when selecting companies, and we seek those with the greatest ability to set their own prices for their goods and services. A continuing hallmark of our investment process will be the search for companies with the ability to internally finance their growth and not be reliant on debt to generate earnings growth.

Palisade

Our portion of the Portfolio outperformed the benchmark during the reporting period due to sector allocation and stock selection.

Strong relative performance in the technology, energy and financial sectors more than offset weakness in the industrial and health care sectors. In addition, our portion of the Portfolio benefited from both an overweight position to and strong stock selection within the technology sector. We believed that technology stocks were positioned to outperform the overall market given their growth dynamics, strong balance sheets and attractive valuations. Top performers within the sector included McAfee, Inc., Riverbed Technology, Inc. and Data Domain, Inc.—all of which were sold from our portion of the Portfolio during the period—as well as Brocade Communications Systems, Inc.

Although financial services securities were under significant duress during this reporting period, those in our portion of the Portfolio were up 0.78% versus those of the benchmark, which were down 21.2%. While we had maintained an underweight to financials for much of 2008, several fourth quarter 2008 purchases, including Affiliated Managers Group, Inc., Lazard Ltd. and Fidelity National Financial, Inc., the last of which we sold during the period, appreciated significantly.

Industrials was the weakest sector for our portion of the Portfolio during the reporting period, due to both an overweight to the sector and poor stock selection within it. Fears of a global economic slowdown pushed these stocks to historically low valuations, hurting performance. In particular, transportation holdings Kansas City

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisors' comments – concluded

Southern, as well as Con-Way, Inc. and Trinity Industries Inc., the last two of which were sold from our portion of the Portfolio during the period, fared poorly. Our portion of the Portfolio remains overweight in industrials as we continue to believe that they will help lead us out of the recession. Elsewhere, our portion of the Portfolio's health care positions lagged, primarily due to an underweight to biotechnology stocks.

We continue to position our portion of the Portfolio in companies that we believe have the wherewithal to survive this difficult economic environment and the ability to grow faster than their peers as we emerge from this downturn.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the Russell 2500 Growth Index (unaudited)

The graph depicts the performance of UBS PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	(18.61)%	1.20%	N/A	(1.60)%
maximum sales charge	Class B3	(19.18)%	0.34%	N/A	(2.17)%
or UBS PACE Select	Class C4	(19.21)%	0.42%	N/A	(2.35)%
program fee	Class Y5	(18.26)%	1.58%	N/A	0.34%
	Class P6	(18.41)%	1.39%	2.25%	6.17%
After deducting	Class A2	(23.08)%	0.06%	N/A	(2.24)%
maximum sales charge	Class B3	(23.22)%	0.05%	N/A	(2.17)%
or UBS PACE Select	Class C4	(20.01)%	0.42%	N/A	(2.35)%
program fee	Class P6	(19.63)%	(0.12)%	0.73%	4.58%
Russell 2500 Growth Index[7]		(21.36)%	2.50%	1.62%	4.65%
Lipper Mid-Cap Growth Funds median		(23.89)%	2.06%	1.80%	5.54%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (29.94)%; 5-year period, (2.73)%; since inception, (3.05)%; Class B—1-year period, (30.10)%; 5-year period, (2.74)%; since inception, (2.98)%; Class C—1-year period, (27.15)%; 5-year period, (2.40)%; since inception, (3.15)%; Class Y—1-year period, (25.51)%; 5-year period, (1.23)%; since inception, (0.47)%; Class P—1-year period, (26.82)%; 5-year period, (2.90)%; 10-year period, 0.23%; since inception, 4.10%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.31% and 1.31%; Class B—2.43% and 2.13%; Class C—2.08% and 2.08%; Class Y—0.94% and 0.94%; and Class P—1.17% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13% and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$347.6
Number of holdings	214
Portfolio composition[1]	07/31/09
Common stocks	97.4%
ADRs	0.6
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Top five sectors[1]	07/31/09
Information technology	26.0%
Industrials	19.4
Health care	18.5
Consumer discretionary	14.2
Financials	7.9
Total	86.0%
Top ten equity holdings[1]	07/31/09
Polycom, Inc.	1.5%
Scientific Games Corp.	1.3
Affiliated Managers Group, Inc.	1.2
Nuance Communications, Inc.	1.2
Green Mountain Coffee Roasters, Inc.	1.2
Informatica Corp.	1.0
Atmel Corp.	1.0
Lubrizol Corp.	1.0
Priceline.com, Inc.	0.9
MSCI, Inc.	0.9
Total	11.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—98.05%
Aerospace & defense—1.48%
DigitalGlobe, Inc.*	54,300	$988,260
Orbital Sciences Corp.*	110,300	1,493,462
TransDigm Group, Inc.1,*	69,525	2,662,112
		5,143,834
Air freight & logistics—1.16%
Atlas Air Worldwide Holdings, Inc.*	57,288	1,429,909
Dynamex, Inc.*	38,000	591,660
Forward Air Corp.[1]	40,000	925,200
Hub Group, Inc., Class A*	49,892	1,072,179
		4,018,948
Auto components—0.63%
Gentex Corp.	145,500	2,178,135
Biotechnology—3.75%
Acorda Therapeutics, Inc.1,*	47,990	1,212,227
Alexion Pharmaceuticals, Inc.1,*	51,700	2,277,385
Cephalon, Inc.1,*	16,258	953,532
Cepheid, Inc.1,*	239,820	2,534,897
Dendreon Corp.1,*	70,260	1,700,995
Human Genome Sciences, Inc.*	48,200	689,260
Medivation, Inc.*	51,959	1,285,985
United Therapeutics Corp.1,*	11,100	1,028,082
Vertex Pharmaceuticals, Inc.1,*	37,598	1,353,904
		13,036,267
Capital markets—4.19%
Affiliated Managers Group, Inc.1,*	65,280	4,309,786
Greenhill & Co., Inc.[1]	20,710	1,559,877
Investment Technology Group, Inc.*	67,345	1,505,161
Lazard Ltd., Class A1	43,685	1,615,908
MF Global Ltd.1,*	368,002	2,347,853
Raymond James Financial, Inc.[1]	62,020	1,272,650
SEI Investments Co.	102,881	1,944,451
		14,555,686
Chemicals—2.55%
Celanese Corp., Series A	74,100	1,904,370
Intrepid Potash, Inc.1,*	84,240	2,127,903
Landec Corp.*	112,000	707,840
Lubrizol Corp.	57,938	3,356,348
Zoltek Companies, Inc.1,*	77,500	768,800
		8,865,261
Commercial banks—1.43%
IBERIABANK Corp.	41,220	1,930,745
Pinnacle Financial Partners, Inc.1,*	95,400	1,488,240
Signature Bank1,*	52,193	1,538,649
		4,957,634

Security description	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—3.09%
Cenveo, Inc.1,*	248,450	$1,200,014
Covanta Holding Corp.1,*	8,134	137,383
EnergySolutions, Inc.	189,525	1,631,810
G & K Services, Inc., Class A1	39,000	886,080
Innerworkings, Inc.1,*	100,000	517,000
Mobile Mini, Inc.1,*	49,000	792,820
Ritchie Brothers Auctioneers, Inc.[1]	44,614	1,070,736
Rollins, Inc.[1]	136,000	2,492,880
Waste Connections, Inc.*	71,369	2,013,319
		10,742,042
Communications equipment—5.02%
Aruba Networks, Inc.*	13,500	119,998
Blue Coat Systems, Inc.1,*	94,100	1,758,729
Brocade Communications Systems, Inc.*	348,290	2,737,559
CommScope, Inc.1,*	73,100	1,871,360
Digi International, Inc.*	171,500	1,751,015
F5 Networks, Inc.*	71,791	2,664,882
Polycom, Inc.1,*	216,565	5,143,419
Tellabs, Inc.*	241,300	1,399,540
		17,446,502
Computers & peripherals—0.56%
STEC, Inc.1,*	22,278	759,457
Stratasys, Inc.1,*	75,500	1,191,390
		1,950,847
Construction & engineering—0.84%
Foster Wheeler AG*	64,800	1,496,880
MasTec, Inc.1,*	137,900	1,427,265
		2,924,145
Containers & packaging—1.02%
Greif, Inc.[1]	30,282	1,554,375
Silgan Holdings, Inc.	39,350	1,977,731
		3,532,106
Distributors—0.59%
LKQ Corp.1,*	114,000	2,045,160
Diversified consumer services—1.71%
Bridgepoint Education, Inc.1,*	99,100	1,799,656
Capella Education Co.1,*	16,376	1,053,959
DeVry, Inc.[1]	51,221	2,547,733
Universal Technical Institute, Inc.1,*	34,200	542,754
		5,944,102
Diversified financial services—1.89%
IntercontinentalExchange, Inc.*	10,354	973,897
MSCI, Inc., Class A1,*	109,153	3,050,827
Portfolio Recovery Associates, Inc.1,*	55,000	2,538,250
		6,562,974

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Electrical equipment—2.38%
AMETEK, Inc.[1]	35,900	$1,161,724
General Cable Corp.1,*	35,200	1,364,704
GrafTech International Ltd.*	199,405	2,737,831
Roper Industries, Inc.[1]	27,559	1,317,871
SunPower Corp. Class B*	61,400	1,676,220
		8,258,350
Electronic equipment, instruments & components—1.85%
Dolby Laboratories, Inc., Class A*	61,567	2,563,034
Echelon Corp.1,*	86,000	729,280
FARO Technologies, Inc.1,*	38,500	681,450
Napco Security Systems, Inc.*	103,200	134,160
National Instruments Corp.[1]	92,000	2,320,240
		6,428,164
Energy equipment & services—0.76%
Atwood Oceanics, Inc.1,*	30,652	884,004
Smith International, Inc.[1]	18,134	455,707
Superior Energy Services, Inc.1,*	79,325	1,316,002
		2,655,713
Food & staples retailing—0.74%
United Natural Foods, Inc.*	95,000	2,567,850
Food products—1.43%
Green Mountain Coffee Roasters, Inc.1,*	58,695	4,134,476
Hain Celestial Group, Inc.1,*	50,500	838,805
		4,973,281
Health care equipment & supplies—5.19%
Abaxis, Inc.1,*	46,000	1,231,420
AngioDynamics, Inc.*	122,000	1,522,560
Beckman Coulter, Inc.	18,890	1,189,881
Conceptus, Inc.1,*	56,345	946,033
Edwards Lifesciences Corp.*	15,432	1,009,407
Haemonetics Corp.*	27,655	1,631,922
Inverness Medical Innovations, Inc.1,*	83,703	2,816,606
Neogen Corp.1,*	73,000	2,127,220
NuVasive, Inc.1,*	19,275	797,792
ResMed, Inc.1,*	49,500	2,029,500
STERIS Corp.	49,500	1,389,960
West Pharmaceutical Services, Inc.[1]	36,690	1,339,185
		18,031,486
Health care providers & services—6.55%
Amedisys, Inc.1,*	30,300	1,354,713
Bio-Reference Laboratories, Inc.*	31,323	1,004,215
Centene Corp.*	50,563	976,372
Chemed Corp.	57,000	2,513,700
Community Health Systems, Inc.1,*	80,200	2,271,264

Security description	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Health Management Associates, Inc., Class A*	238,300	$1,436,949
Health Net, Inc.*	75,500	1,021,515
IPC The Hospitalist Co.*	40,000	1,114,000
Lincare Holdings, Inc.1,*	52,100	1,363,978
MEDNAX, Inc.*	43,000	1,993,050
Omnicare, Inc.[1]	89,885	2,145,555
PSS World Medical, Inc.1,*	75,700	1,529,897
Psychiatric Solutions, Inc.1,*	95,000	2,566,900
Universal Health Services, Inc., Class B	26,500	1,473,665
		22,765,773
Health care technology—0.53%
Allscripts Healthcare Solutions, Inc.[1]	108,000	1,860,840
Hotels, restaurants & leisure—5.04%
Burger King Holdings, Inc.[1]	81,634	1,389,411
Cheesecake Factory, Inc.1,*	82,000	1,588,340
Chipotle Mexican Grill, Inc., Class B*	16,374	1,338,575
Choice Hotels International, Inc.[1]	58,385	1,626,022
Orient-Express Hotels Ltd., Class A1	149,800	1,325,730
Panera Bread Co., Class A1,*	19,048	1,046,878
Penn National Gaming, Inc.*	64,468	2,044,280
Scientific Games Corp., Class A1,*	256,749	4,626,617
Wyndham Worldwide Corp.	180,958	2,524,364
		17,510,217
Insurance—0.37%
Brown & Brown, Inc.[1]	67,400	1,292,732
Internet & catalog retail—0.92%
Priceline.com, Inc.1,*	24,658	3,196,170
Internet software & services—1.95%
Art Technology Group, Inc.*	202,100	765,959
DealerTrack Holdings, Inc.1,*	73,000	1,447,590
Equinix, Inc.1,*	26,613	2,175,080
MercadoLibre, Inc.1,*	27,543	793,789
VistaPrint Ltd.1,*	38,378	1,583,093
		6,765,511
IT services—2.34%
Alliance Data Systems Corp.1,*	22,644	1,154,844
Cass Information Systems, Inc.[1]	37,500	1,299,000
Cognizant Technology Solutions Corp., Class A*	74,243	2,196,850
Forrester Research, Inc.*	50,500	1,139,785
MAXIMUS, Inc.	33,000	1,406,460
SAIC, Inc.*	52,153	943,448
		8,140,387

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Life sciences tools & services—2.18%
Covance, Inc.*	16,151	$890,728
ICON PLC, ADR*	47,700	1,120,950
Illumina, Inc.1,*	29,042	1,049,578
MEDTOX Scientific, Inc.*	34,500	310,500
Mettler-Toledo International, Inc.*	16,600	1,395,396
Millipore Corp.*	14,894	1,036,622
Techne Corp.	28,000	1,786,960
		7,590,734
Machinery—3.13%
Bucyrus International, Inc.	46,612	1,374,122
IDEX Corp.	51,315	1,399,873
Kaydon Corp.[1]	40,305	1,316,764
Kennametal, Inc.	132,791	2,831,104
Terex Corp.1,*	174,185	2,644,128
Wabtec Corp.	39,575	1,331,699
		10,897,690
Marine—0.32%
Genco Shipping & Trading Ltd.[1]	46,462	1,110,906
Metals & mining—0.33%
Steel Dynamics, Inc.	70,300	1,150,108
Oil, gas & consumable fuels—3.57%
Arena Resources, Inc.1,*	18,139	591,876
Cabot Oil & Gas Corp.	26,533	932,104
Comstock Resources, Inc.*	55,000	2,117,500
Concho Resources, Inc.1,*	55,432	1,701,762
Denbury Resources, Inc.*	67,053	1,113,080
Foundation Coal Holdings, Inc.[1]	49,200	1,767,756
Plains Exploration & Production Co.*	95,185	2,727,050
Whiting Petroleum Corp.*	31,674	1,455,737
		12,406,865
Personal products—0.42%
Chattem, Inc.1,*	15,100	946,317
USANA Health Sciences, Inc.1,*	15,000	500,250
		1,446,567
Pharmaceuticals—0.32%
Sepracor, Inc.*	63,500	1,101,725
Professional services—3.87%
CoStar Group, Inc.1,*	24,500	899,885
Dun & Bradstreet Corp.	21,052	1,515,533
FTI Consulting, Inc.1,*	38,100	2,073,783
Huron Consulting Group, Inc.1,*	36,737	1,629,286
Manpower, Inc.[1]	30,000	1,438,500
Monster Worldwide, Inc.1,*	187,576	2,444,115
Resources Connection, Inc.*	104,500	1,577,950
Robert Half International, Inc.[1]	76,154	1,887,858
		13,466,910

Security description	Number of shares	Value
Common stocks—(continued)
Road & rail—2.14%
Con-way, Inc.	23,768	$1,082,632
Kansas City Southern1,*	136,485	2,772,010
Landstar System, Inc.[1]	62,833	2,304,715
Old Dominion Freight Line, Inc.1,*	36,100	1,286,243
		7,445,600
Semiconductors & semiconductor equipment—6.40%
ARM Holdings PLC, ADR[1]	165,400	1,056,906
Atheros Communications1,*	47,080	1,177,000
Atmel Corp.*	810,830	3,381,161
Cabot Microelectronics Corp.*	34,000	1,153,280
Cymer, Inc.*	44,880	1,535,345
Cypress Semiconductor Corp.1,*	234,533	2,490,740
FormFactor, Inc.*	49,311	1,136,619
ON Semiconductor Corp.*	269,715	1,968,919
Power Integrations, Inc.[1]	57,000	1,669,530
Rudolph Technologies, Inc.*	45,500	371,735
Semtech Corp.*	126,500	2,327,600
Silicon Laboratories, Inc.1,*	35,264	1,510,357
Varian Semiconductor Equipment Associates, Inc.1,*	45,575	1,460,223
Xilinx, Inc.[1]	46,911	1,017,500
		22,256,915
Software—7.91%
ANSYS, Inc.1,*	24,000	750,240
ArcSight, Inc.*	80,270	1,522,722
Blackboard, Inc.1,*	70,323	2,388,872
Citrix Systems, Inc.*	37,150	1,322,540
Concur Technologies, Inc.1,*	23,000	793,270
Guidance Software, Inc.*	80,000	319,200
Informatica Corp.1,*	192,317	3,536,710
Manhattan Associates, Inc.1,*	51,000	943,500
NetSuite, Inc.*	74,900	910,784
Nuance Communications, Inc.1,*	318,357	4,202,313
Rosetta Stone, Inc.*	30,600	939,114
Sybase, Inc.1,*	61,494	2,201,485
Take-Two Interactive Software, Inc.[1]	132,900	1,265,208
THQ, Inc.*	404,837	2,716,456
TiVo, Inc.*	110,828	1,135,987
Ultimate Software Group, Inc.1,*	71,000	1,817,600
Verint Systems, Inc.*	61,578	736,473
		27,502,474
Specialty retail—4.37%
Aeropostale, Inc.1,*	47,091	1,714,112
American Eagle Outfitters, Inc.	70,928	1,020,654
AnnTaylor Stores Corp.*	123,100	1,485,817
Chico's FAS, Inc.1,*	155,800	1,787,026
Guess?, Inc.[1]	98,449	2,861,913
Gymboree Corp.*	28,223	1,122,711
Hibbett Sports, Inc.1,*	113,291	2,085,687

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(concluded)
Specialty retail—(concluded)
Ross Stores, Inc.[1]	34,600	$1,525,514
Urban Outfitters, Inc.*	65,920	1,584,717
		15,188,151
Textiles, apparel & luxury goods—0.98%
Deckers Outdoor Corp.1,*	25,800	1,744,338
Phillips-Van Heusen Corp.	46,650	1,650,477
		3,394,815
Trading companies & distributors—0.51%
Beacon Roofing Supply, Inc.1,*	106,000	1,777,620
Transportation infrastructure—0.47%
Aegean Marine Petroleum Network, Inc.[1]	95,700	1,626,900
Wireless telecommunication services—1.17%
Leap Wireless International, Inc.1,*	82,175	1,968,091
SBA Communications Corp., Class A1,*	81,108	2,116,108
		4,084,199
Total common stocks (cost—$314,968,648)		340,798,296

Security description	Face amount	Value
Repurchase agreement—2.61%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $9,239,445 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$9,238,521); proceeds: $9,057,008 (cost—$9,057,000)	$9,057,000	$9,057,000
	Number of shares
Investment of cash collateral from securities loaned—28.36%
Money market fund—28.36%
UBS Private Money Market Fund LLC[2] (cost—$98,587,174)	98,587,174	98,587,174
Total investments (cost—$422,612,822)— 129.02%		448,442,470
Liabilities in excess of other assets—(29.02)%		(100,867,788)
Net assets—100.00%		$347,574,682

Aggregate cost for federal income tax purposes was $432,121,600; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$39,911,800
Gross unrealized depreciation	(23,590,930)
Net unrealized appreciation	$16,320,870

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  The table below details the Portolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$57,474,628	$278,560,995	$237,448,449	$98,587,174	$761,914

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$340,798,296	$—	$—	$340,798,296
Repurchase agreement	—	9,057,000	—	9,057,000
Investment of cash collateral from securities loaned	—	98,587,174	—	98,587,174
Total	$340,798,296	$107,644,174	$—	$448,442,470

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	96.9%
Bermuda	1.5
Marshall Islands	0.6
Switzerland	0.3
Ireland	0.3
Canada	0.2
United Kingdom	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 23.81% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 24.95%). In comparison, the MSCI EAFE Index (net) (the "benchmark") declined 22.60%, and the Lipper International Large-Cap Core category posted a median decline of 22.82%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 150. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

Martin Currie

Despite a marked improvement in performance during the second half of the reporting period, our portion of the Portfolio lagged the benchmark during the reporting period as a whole.

During the first half of the reporting period, investors gravitated to safer sectors, such as pharmaceuticals, utilities and food and beverage producers. Then, as the market rallied in the second half of the period, these sectors staged a spectacular recovery, with metals and mining stocks rallying strongly.

Our portion of the Portfolio's exposure to the financial sector detracted from results during the 12-month period. Major negatives included positions in National Bank of Greece, as well as Société Générale and DnB NOR ASA, which was sold from the Portfolio during the period along with Lloyds Banking Group PLC, which was driven to partial government ownership. This drag on performance was partially tempered by the positive contributions of banking giants HSBC Holdings PLC and Bank of China, Ltd.

The other negatives for performance were a selection of cyclical stocks which struggled against the prevailing economic headwinds, and were sold from our portion of the Portfolio. These included Boart Longyear Group, maker of drilling tools, fertilizer producer K+S, Tecnicas

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: James Fairweather; Mondrian: Nigel G. May, Hugh A. Serjeant and Emma R. E. Lewis;
J.P. Morgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – continued

Reunidas, an industrial engineering contractor, and provider of drilling services Seadrill Ltd. In addition, electronics maker Siemens AG had a negative impact on performance during the reporting period.

We remained focused on high-quality stocks where we are seeing what we consider positive change and good growth prospects. Our portion of the Portfolio is well-stocked with market leaders, including Petroleo Brasileiro SA - Petrobras, Banco Santander Central Hispano SA, Toyota Motor Corp., Samsung Electronics Co. Ltd., ArcelorMittal and Credit Suisse Group. We believe that these holdings will ultimately be rewarded as investors recognize their greater competitiveness and readiness for the next economic cycle, and value them accordingly.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period, with country and currency selection contributing positively to performance. In particular, weighting in the Pacific region was positive for performance, as were overweight positions in the outperforming markets of Australia and Singapore. An out-of-index position in Taiwan was also beneficial as our stock selection was rewarded. Elsewhere, underweight positions in the underperforming British pound and Japanese yen were rewarded.

Overall, stock selection detracted from performance. While stock selection was strong in Germany and Japan, it hurt performance in Belgium, the Netherlands and the United Kingdom. A handful of financial stocks in our portion of the Portfolio were especially weak. For example, UniCredito Italiano SpA in Italy was down 36.5%, ING Groep NV in the Netherlands fell 59.4% and Société Générale declined 32.6% during the reporting period.

However, stocks in other areas performed well. These included Nitto Denko Corp., a maker of films and adhesives in Japan, which rose 8.1% during the reporting period. Its strong balance sheet, with a significant net cash position, insulated it somewhat from the economic slowdown. Telefonica SA in Spain rose 4.1%, and Jardine Matheson Holdings Ltd., the diversified, Asia-based conglomerate, was up a modest 1.5% for the period.

Investment process (concluded)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. It seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – concluded

From a sector perspective, underweight positions in the weak materials and financials sectors were helpful, and an overweight position in the telecommunications sector was positive relative to the benchmark. In contrast, stock selection within the financials, health care and consumer discretionary sectors detracted from performance. Stock selection was beneficial, however, in the information technology, utilities and materials sectors.

J.P. Morgan

Our portion of the Portfolio underperformed the benchmark during the reporting period. While our valuation-oriented approach suffered during the first half of the reporting period, absolute and relative returns have improved dramatically in 2009, as the fear and panic that gripped the market abated and market participants have begun to refocus on fundamentals and valuation.

Our portion of the Portfolio's sector and regional exposure is substantially similar to the benchmark, and we seek to add value through security selection. During the reporting period, stock selection within the industrial cyclical and consumer nondurable sectors detracted most substantially, while the insurance and basic industries sectors made the greatest positive contribution to results. Regionally, stock selection in Japan and Continental Europe detracted from performance, while the UK enhanced our results.

BNP Paribas, a French bank, was the largest detractor for the period as profits declined 42% in the fourth quarter of 2008, as the company wrote off €589 million to reflect the effects of the credit slump. The stock has rebounded sharply in recent months, in line with other financial stocks. This turnaround occurred as fears of a financial meltdown receded, giving way to the anticipation of an eventual economic recovery. BNP Paribas avoided most of the problems associated with the US subprime mortgage crisis and, while it has not been completely immune to the effects of the global recession, it has remained profitable and is in better shape than many of its rivals. Additionally, the company reported higher-than-expected earnings for the first quarter of 2009 and finalized its takeover of Fortis Bank.

On the upside, Royal Dutch Shell PLC, the Anglo/Dutch oil and gas company, has been a large contributor to performance. Despite the plunge in oil prices last year, shares of large oil companies generally did well in the second half of 2008. In the face of the credit crisis, large oil companies, with their cash-laden balance sheets, represented "safe havens" and a source of secure dividends for many investors. However, now that the cycle is reversing, investors' risk appetite has returned, demand for safe haven names has declined and the sharp falloff in oil prices from last year's levels is being reflected in current earnings. In response, Royal Dutch Shell PLC continues to pursue an aggressive restructuring program. It has already eliminated 20% of senior management positions, and we believe that substantial further cuts are likely.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the MSCI EAFE Index (net) (unaudited)

The graph depicts the performance of UBS PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

SinceAverage annual total returns for periods ended 07/31/09		1 year	5 years	10 years	inception[1]
Before deducting	Class A2	(24.02)%	3.99%	N/A	0.55%
maximum sales charge	Class B3	(24.80)%	2.98%	N/A	(0.11)%
or UBS PACE Select	Class C4	(24.67)%	3.13%	N/A	(0.26)%
program fee	Class Y5	(23.73)%	4.40%	N/A	1.15%
	Class P6	(23.81)%	4.29%	0.86%	3.88%
After deducting	Class A2	(28.20)%	2.82%	N/A	(0.11)%
maximum sales charge	Class B3	(28.49)%	2.65%	N/A	(0.11)%
or UBS PACE Select	Class C4	(25.40)%	3.13%	N/A	(0.26)%
program fee	Class P6	(24.95)%	2.73%	(0.64)%	2.34%
MSCI EAFE Index (net)[7]		(22.60)%	4.80%	1.77%	4.11%
Lipper International Large-Cap Core median[8]		(22.82)%	4.40%	1.46%	4.27%
Lipper International Large-Cap Growth Funds median[8]		(23.73)%	5.07%	1.80%	5.08%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (36.45)%; 5-year period, 0.49%; since inception, (1.13)%; Class B—1-year period, (36.80)%; 5-year period, 0.29%; since inception, (1.13)%; Class C—1-year period, (33.99)%; 5-year period, 0.78%; since inception, (1.28)%; Class Y—1-year period, (32.47)%; 5-year period, 2.03%; since inception, 0.11%; Class P—1-year period, (33.62)%; 5-year period, 0.38%; 10-year period, (1.33)%; since inception, 1.70%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.37% and 1.37%; Class B—2.31% and 2.31%; Class C—2.18% and 2.18%; Class Y—1.02% and 1.02%; and Class P—1.12% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Investors should note that indices do not reflect the deduction of fees and expenses.

8  On September 15, 2009, Lipper changed the peer group classification for UBS PACE International Equity Investments from Lipper International Large-Cap Growth Funds category to the Lipper International Large-Cap Core category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$793.2
Number of holdings	244
Portfolio composition[1]	07/31/09
Common stocks, preferred stocks and rights	95.8%
ADRs and GDRs	3.1
Futures and forward foreign currency contracts	0.0 [2]
Cash equivalents and other assets less liabilities	1.1
Total	100.0%
Regional allocation (equity investments)[1]	07/31/09
Europe and European territories	63.0%
Asia	29.2
Oceania	6.0
The Americas	0.4
Africa	0.3
Total	98.9%
Top five countries (equity investments)[1]	07/31/09
Japan	21.6%
United Kingdom	17.9
France	10.0
Switzerland	8.0
Spain	6.7
Total	64.2%
Top five sectors[1]	07/31/09
Financials	23.8%
Consumer staples	11.2
Health care	10.1
Energy	9.6
Industrials	9.0
Total	63.7%
Top ten equity holdings[1]	07/31/09
BP PLC	3.1%
Banco Santander Central Hispano SA	2.6
GlaxoSmithKline PLC	2.5
Toyota Motor Corp.	2.1
Nestle SA	1.9
Telefonica SA	1.7
HSBC Holdings PLC	1.7
Total SA	1.6
Societe Generale	1.6
Novartis AG	1.6
Total	20.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2009.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2009

Common stocks

Aerospace & defense	0.05%
Air freight & logistics	0.07
Airlines	0.19
Auto components	1.01
Automobiles	2.25
Beverages	1.19
Biotechnology	0.05
Building products	1.11
Capital markets	2.13
Chemicals	1.85
Commercial banks	13.91
Commercial services & supplies	0.56
Communications equipment	0.09
Computers & peripherals	0.72
Construction & engineering	0.26
Construction materials	0.20
Consumer finance	0.04
Containers & packaging	0.38
Diversified consumer services	0.07
Diversified financial services	0.78
Diversified telecommunication services	7.31
Electric utilities	3.86
Electrical equipment	2.13
Electronic equipment, instruments & components	0.18
Energy equipment & services	0.11
Food & staples retailing	4.08
Food products	4.34
Gas utilities	0.42
Health care equipment & supplies	0.12
Health care providers & services	0.07
Hotels, restaurants & leisure	1.27
Household durables	1.93
Household products	1.11
Independent power producers & energy traders	0.69
Industrial conglomerates	1.79
Insurance	4.47
Internet software & services	0.55
IT services	0.28
Leisure equipment & products	0.69
Machinery	1.02
Marine	0.11
Media	0.61
Metals & mining	3.01
Multi-utilities	1.28
Office electronics	1.54
Oil, gas & consumable fuels	9.48

Common stocks—(concluded)
Paper & forest products	0.35%
Personal products	0.04
Pharmaceuticals	9.83
Real estate management & development	2.50
Road & rail	0.91
Semiconductors & semiconductor equipment	1.43
Software	0.67
Specialty retail	1.12
Tobacco	0.46
Trading companies & distributors	0.80
Transportation infrastructure	0.03
Water utilities	0.03
Wireless telecommunication services	1.25
Total common stocks	98.78
Preferred stocks
Automobiles	0.05
Multi-utilities	0.10
Total preferred stocks	0.15
Rights	0.00
Repurchase agreement	0.68
Investment of cash collateral from securities loaned	14.25
Liabilities in excess of other assets	(13.86)
Net assets	100.0%

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—98.78%
Australia—5.74%
Amcor Ltd.	695,665	$2,880,005
Australia & New Zealand Banking Group Ltd.	46,138	715,026
BHP Billiton Ltd.	91,467	2,895,465
Commonwealth Bank of Australia	19,924	713,195
Foster's Group Ltd.	1,789,448	8,066,698
Macquarie Group Ltd.	13,176	485,089
National Australia Bank Ltd.	361,187	7,349,574
Qantas Airways Ltd.	454,085	881,075
Rio Tinto Ltd.[1]	21,139	1,067,848
Santos Ltd.	40,305	489,456
Telstra Corp. Ltd.	3,755,815	11,088,348
Wesfarmers Ltd.[1]	291,619	6,304,698
Westpac Banking Corp.	55,704	1,010,494
Woodside Petroleum Ltd.	14,488	553,749
Woolworths Ltd.	43,294	986,693
Total Australia common stocks		45,487,413
Austria—0.21%
Andritz AG	8,513	373,107
Intercell AG1,*	10,468	383,893
Vienna Insurance Group	14,019	647,393
Voestalpine AG	10,606	294,323
Total Austria common stocks		1,698,716
Belgium—0.27%
Anheuser-Busch InBev N.V.	13,332	530,443
Fortis*	407,261	1,584,680
Fortis STRIP VVPR*	151,262	216
Total Belgium common stocks		2,115,339
Bermuda—0.53%
Esprit Holdings Ltd.	74,869	538,087
Jardine Matheson Holdings Ltd.	128,000	3,686,400
Total Bermuda common stocks		4,224,487
Brazil—0.38%
Petroleo Brasileiro SA-Petrobas, ADR	89,900	3,029,630
Cayman Islands—0.55%
NetEase.com, Inc., ADR1,*	99,700	4,392,782
China—1.18%
Bank of China Ltd., Class H	11,461,000	5,708,280
China Life Insurance Co., Class H*	822,000	3,648,596
Total China common stocks		9,356,876
Czech Republic—0.64%
CEZ	94,048	5,065,690
Denmark—0.22%
Carlsberg A/S, Class B	12,076	837,857

Security description	Number of shares	Value
Common stocks—(continued)
Denmark—(concluded)
Novo-Nordisk A/S, Class B	14,935	$879,000
Total Denmark common stocks		1,716,857
Finland—0.66%
KCI Konecranes Oyj[1]	29,147	794,721
Nokia Oyj	51,467	685,144
TietoEnator Oyj	17,853	305,859
UPM-Kymmene Oyj	267,641	2,803,794
YIT Oyj[1]	49,611	651,244
Total Finland common stocks		5,240,762
France—9.95%
Alstom	64,163	4,405,218
Arkema	5,914	169,596
Atos Origin SA*	28,818	1,313,761
AXA SA	28,089	593,723
BNP Paribas SA	8,165	595,262
Carrefour SA	221,245	10,385,735
Casino Guichard-Perrachon SA1	65,614	4,521,672
Cie de Saint-Gobain[1]	164,445	6,668,206
Compagnie Generale des Etablissements Michelin[1]	14,646	1,057,524
France Telecom	496,286	12,385,806
GDF Suez, STRIP VVPR*	23,226	33
Ipsos	5,658	147,698
Lafarge SA1	21,536	1,555,635
Renault SA*	8,174	348,580
Rhodia SA1,*	45,688	498,096
Sanofi-Aventis	124,857	8,178,977
Societe Generale	197,288	12,667,810
Technip SA	9,798	592,399
Total SA1	230,776	12,798,467
Total France common stocks		78,884,198
Germany—6.64%
Allianz SE	76,072	7,503,036
Bayer AG	23,310	1,430,614
Bilfinger Berger AG	11,937	626,108
Daimler AG	14,650	677,994
Deutsche Boerse AG	13,440	1,065,075
Deutsche Telekom AG	559,136	7,164,456
E.ON AG	289,171	10,946,843
Fielmann AG	5,681	374,735
MAN AG	8,147	563,178
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)	608	91,936
RWE AG	119,797	10,116,735
Siemens AG	111,391	8,890,869
Tognum AG	233,124	3,249,615
Total Germany common stocks		52,701,194
Greece—0.85%
National Bank of Greece SA*	229,705	6,705,119

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—2.15%
Hang Lung Properties Ltd.	137,000	$506,455
Hong Kong Electric Holdings	686,500	3,773,511
Hutchison Whampoa Ltd.	124,000	924,794
New World Development Co. Ltd.	318,000	757,451
Sun Hung Kai Properties Ltd.	382,000	5,791,575
Wharf Holdings Ltd.	1,131,875	5,330,732
Total Hong Kong common stocks		17,084,518
Ireland—0.02%
Smurfit Kappa Group PLC	25,020	145,497
Israel—0.55%
Teva Pharmaceutical Industries Ltd., ADR[1]	81,200	4,331,208
Italy—2.61%
Atlantia SpA	9,506	209,737
Eni SpA	326,527	7,599,961
Intesa Sanpaolo	208,432	588,215
Intesa Sanpaolo SpA EURO 52*	1,792,464	6,674,409
Snam Rete Gas SpA	363,845	1,593,362
UniCredito Italiano SpA	1,375,075	4,027,581
Total Italy common stocks		20,693,265
Japan—21.64%
Aisin Seiki Co. Ltd.	176,700	4,547,049
Asahi Glass Co. Ltd.	91,000	790,510
Astellas Pharma, Inc.	189,800	7,240,983
Benesse Corp.	13,300	576,275
Bridgestone Corp.[1]	60,100	1,044,168
Canon, Inc.	326,500	12,180,132
Chugai Pharmaceutical Co. Ltd.[1]	20,600	377,712
Daikin Industries Ltd.	38,095	1,384,907
DIC Corp.	192,000	269,865
East Japan Railway Co.	78,100	4,481,723
Elpida Memory, Inc.1,*	33,000	376,645
Fast Retailing Co. Ltd.	3,200	415,620
Hitachi Capital Corp.	25,600	349,810
INPEX Corp.	581	4,445,379
Itochu Corp.	678,000	5,072,909
Japan Tobacco, Inc.[1]	453	1,311,725
JFE Holdings, Inc.	44,400	1,787,730
Kao Corp.	377,000	8,545,997
Kawasaki Kisen Kaisha Ltd.[1]	148,000	558,373
KDDI Corp.	1,326	7,034,631
Kinden Corp.	31,000	260,777
Kubota Corp.[1]	42,000	378,166
Maruha Nichiro Holdings, Inc.	133,000	199,588
Minebea Co. Ltd.	171,000	695,746
Mitsubishi Electric Corp.	280,000	2,053,580
Mitsubishi Tokyo Financial Group, Inc.[1]	310,000	1,854,267
Mitsui & Co. Ltd.	13,700	171,856
Mitsui Fudosan Co. Ltd.[1]	289,000	5,314,240

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
NIDEC Corp.	7,900	$571,889
Nikon Corp.	271,000	5,447,207
Nippon Oil Corp.	82,000	435,022
Nippon Telegraph & Telephone Corp. (NTT)	32,200	1,330,536
Nippon Yusen Kabushiki Kaisha	65,000	278,203
Nissan Motor Co. Ltd.	28,400	206,791
Nitori Co. Ltd.	9,300	666,357
Nitto Denko Corp.	131,000	4,222,457
Nomura Research Institute Ltd.[1]	18,700	463,424
Olympus Corp.[1]	16,500	474,293
Panasonic Corp.	444,700	7,049,406
Sekisui House Ltd.[1]	794,000	7,484,787
Seven & I Holdings Co. Ltd.[1]	285,100	6,688,740
Shin-Etsu Chemical Co. Ltd.	117,900	6,354,452
Shiseido Co. Ltd.[1]	21,000	342,658
Softbank Corp.[1]	35,900	764,476
Sony Financial Holdings, Inc.	135	416,164
Sumitomo Corp.[1]	84,000	831,789
Sumitomo Mitsui Financial Group, Inc.[1]	177,149	7,582,071
Sumitomo Realty & Development Co. Ltd.[1]	25,000	515,192
Sumitomo Rubber Industries Ltd.	55,300	480,387
Suzuken Co. Ltd.[1]	10,600	319,820
Takeda Pharmaceutical Co.	246,300	9,969,131
TDK Corp.	16,300	857,849
The Bank of Yokohama Ltd.	878,000	4,759,989
Tohoku Electric Power Co., Inc.	7,500	156,222
Tokio Marine Holdings, Inc.	221,800	6,445,971
Tokyo Electric Power Co., Inc.	30,900	791,889
Tokyo Gas Co. Ltd.	282,000	1,034,124
Tokyu Land Corp.[1]	104,000	419,847
Toyota Motor Corp.	395,007	16,656,042
Ube Industries Ltd.	420,000	1,216,169
West Japan Railway Co.[1]	853	2,722,388
Total Japan common stocks		171,676,105
Jersey—0.16%
Shire Ltd.	55,226	819,200
United Business Media Ltd.	63,201	447,898
Total Jersey common stocks		1,267,098
Luxembourg—1.00%
ArcelorMittal[1]	221,286	7,963,819
Netherlands—3.36%
Akzo Nobel N.V.	24,804	1,360,919
ASML Holding N.V.	12,872	337,025
Gemalto N.V.1,*	153,366	5,727,123
ING Groep N.V.	274,102	3,515,315
Koninklijke Ahold N.V.	71,997	818,783
Koninklijke DSM N.V.	12,110	432,890
Koninklijke (Royal) KPN N.V.[1]	74,722	1,123,055
Mediq N.V.	15,191	201,101

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Netherlands—(concluded)
Reed Elsevier N.V.	404,051	$4,235,122
TNT N.V.[1]	23,404	555,906
Unilever N.V.[1]	306,083	8,363,102
Total Netherlands common stocks		26,670,341
New Zealand—0.29%
Telecom Corp. of New Zealand Ltd.	1,265,864	2,330,173
Norway—0.61%
Sevan Marine ASA1,*	217,644	284,063
Storebrand ASA*	839,115	4,551,889
Total Norway common stocks		4,835,952
Singapore—2.09%
Capitaland Ltd.[1]	93,000	246,854
City Developments Ltd.[1]	135,000	951,186
Oversea-Chinese Banking Corp.[1]	789,642	4,290,728
Singapore Airlines Ltd.[1]	62,740	588,535
Singapore Telecommunications Ltd.	2,449,120	5,956,238
United Overseas Bank Ltd.	371,000	4,557,746
Total Singapore common stocks		16,591,287
South Africa—0.36%
Sasol Ltd.	79,986	2,865,478
South Korea—0.65%
Samsung Electronics Co. Ltd., GDR[2]	17,485	5,175,560
Spain—6.67%
Banco Bilbao Vizcaya Argentaria SA1	121,714	1,998,477
Banco Santander Central Hispano SA1	1,441,704	20,877,375
Enagas	35,827	708,516
Iberdrola Renovables SA1	1,083,425	5,003,224
Iberdrola SA	1,147,724	9,847,819
Laboratorios Almirall SA	57,442	724,567
Telefonica SA	551,646	13,724,180
Total Spain common stocks		52,884,158
Sweden—1.91%
Atlas Copco AB, A Shares[1]	444,400	5,296,341
Electrolux AB, Series B*	42,979	804,069
Elekta AB, B Shares[1]	30,806	484,546
Hennes & Mauritz AB (H&M), Class B1	109,850	6,530,717
Intrum Justitia AB1	31,872	329,055
Nordea Bank AB1	126,545	1,227,571
Swedish Match AB1	25,387	484,626
Total Sweden common stocks		15,156,925
Switzerland—7.97%
ABB Ltd.*	392,401	7,167,611
Baloise Holding AG	5,632	449,021

Security description	Number of shares	Value
Common stocks—(continued)
Switzerland—(concluded)
Credit Suisse Group	198,568	$9,383,506
Nestle SA	357,464	14,711,334
Novartis AG	271,994	12,456,264
Roche Holding Genussehein AG	72,752	11,471,213
Zurich Financial Services AG	38,558	7,577,018
Total Switzerland common stocks		63,215,967
Taiwan—0.98%
Chunghwa Telecom Co. Ltd., ADR[1]	163,790	2,859,774
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	466,690	4,886,248
Total Taiwan common stocks		7,746,022
United Kingdom—17.94%
Admiral Group PLC	22,551	360,317
Afren PLC*	248,733	229,562
Anglo American PLC	23,487	757,214
ARM Holdings PLC	284,724	600,467
Autonomy Corp. PLC*	269,284	5,285,450
Aviva PLC	383,521	2,247,089
Babcock International Group PLC	518,742	4,079,203
Barclays PLC	153,905	777,185
Beazley PLC	238,788	407,858
BG Group PLC	406,844	6,789,330
BP PLC	2,980,212	24,752,087
British American Tobacco PLC	59,314	1,840,927
Carillion PLC	120,233	522,694
Cobham PLC	143,911	430,549
Compass Group PLC	1,524,877	8,214,820
Cookson Group PLC	137,912	717,043
Domino's Pizza UK & IRL PLC	191,437	765,887
Filtrona PLC	71,495	154,362
GKN PLC	529,418	908,686
GlaxoSmithKline PLC	1,047,975	20,114,280
HSBC Holdings PLC[3]	85,066	846,813
HSBC Holdings PLC[4]	1,309,770	13,253,238
ICAP PLC	90,833	688,863
InterContinental Hotels Group PLC	60,492	686,122
International Power PLC	110,420	470,811
J Sainsbury PLC	182,584	968,367
Lloyds TSB Group PLC	189,714	269,372
Logica PLC	104,184	176,210
Man Group PLC	1,374,292	6,353,312
Pennon Group PLC	33,682	256,846
Peter Hambro Mining PLC[1]	21,614	235,947
Prudential PLC	73,376	549,424
Reckitt Benckiser Group PLC	5,841	280,614
Rio Tinto PLC	202,707	8,428,052
Royal Dutch Shell PLC, A Shares[1,4]	55,639	1,461,051
Royal Dutch Shell PLC, A Shares[1,5]	351,113	9,228,134

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Royal Dutch Shell PLC, B Shares[4]	20,349	$528,236
SIG PLC	126,823	257,929
Standard Chartered PLC	54,307	1,289,091
Tesco PLC	140,591	863,075
Tui Travel PLC	99,855	378,642
Unilever PLC	421,496	11,124,592
Vodafone Group PLC	1,034,009	2,119,349
WH Smith PLC	51,947	369,227
William Morrison Supermarkets PLC	180,459	812,402
Xstrata PLC	34,098	460,343
Total United Kingdom common stocks		142,311,072
Total common stocks (cost—$791,776,259)		783,563,508
Preferred stocks—0.15%
Germany—0.15%
Porsche Automobil Holding SE	1,538	100,267
RWE AG	11,379	807,356
Volkswagen AG	3,273	256,529
Total preferred stocks (cost—$1,544,223)		1,164,152
	Number of rights
Rights*—0.00%
Belgium—0.00%
Fortis, expires 07/04/14[6] (cost—$0)	407,261	0

Security description	Face Amount	Value
Repurchase agreement—0.68%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $5,514,899 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$5,514,347); proceeds: $5,406,005 (cost—$5,406,000)	$5,406,000	$5,406,000
	Number of shares
Investment of cash collateral from securities loaned—14.25%
Money market fund—14.25%
UBS Private Money Market Fund LLC[7] (cost—$113,067,670)	113,067,670	113,067,670
Total investments (cost—$911,794,152)— 113.86%		903,201,330
Liabilities in excess of other assets—(13.86)%		(109,957,118)
Net assets—100.00%		$793,244,212

Aggregate cost for federal income tax purposes was $937,288,696; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$52,204,284
Gross unrealized depreciation	(86,291,650)
Net unrealized depreciation	$(34,087,366)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.65% of net assets as of July 31, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the Hong Kong Exchange.

4  Security is traded on the London Exchange.

5  Security is traded on the Netherlands Exchange.

6  Illiquid security representing 0.00% of net assets as of July 31, 2009.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2009

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$10,293,589	$580,393,504	$477,619,423	$113,067,670	$816,220

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

STRIP  Separate Trading of Registered Interest and Principal of Securities

VVPR  Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation
32	EUR	Dow Jones Euro STOXX 50 Index Futures	September 2009	$1,135,247	$1,195,900	$60,653
4	GBP	FTSE 100 Index Futures	September 2009	300,118	303,453	3,335
3	JPY	TOPIX Index Futures	September 2009	290,404	301,119	10,715
				$1,725,769	$1,800,472	$74,703

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	816,889	USD	1,152,671	10/13/09	$(11,707)
Great Britain Pound	2,159,669	USD	3,474,761	10/13/09	(132,342)
United States Dollar	1,143,135	AUD	1,466,949	10/13/09	77,480
United States Dollar	1,135,177	EUR	816,889	10/13/09	29,201
United States Dollar	1,328,528	GBP	806,024	10/13/09	17,701
United States Dollar	1,148,799	GBP	695,000	10/13/09	11,998
United States Dollar	1,545,416	SEK	12,243,503	10/13/09	151,864
					$144,195

Currency type abbreviations:

AUD   Australian Dollar

EUR   Euro

GBP   Great Britain Pound

JPY   Japanese Yen

SEK   Swedish Krona

USD   United States Dollar

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)[9]	Significant other observable inputs (Level 2)[8]	Unobservable inputs (Level 3)[9]	Total
Common stocks	$783,563,508	$—	$—	$783,563,508
Preferred stocks	1,164,152	—	—	1,164,152
Rights	—	—	0	0
Repurchase agreement	—	5,406,000	—	5,406,000
Investment of cash collateral from securities loaned	—	113,067,670	—	113,067,670
Other financial instruments, net[10]	74,703	144,195		218,898
Total	$784,802,363	$118,617,865	$0	$903,420,228

8  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

9  Security categorized as Level 3 has a value of $0.

10  Other financial instruments include open futures contracts and forward foreign currency contracts.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
Rights
Beginning balance	$—
Net purchases/(sales)	0
Accrued discounts/(premiums)	—
Total realized gain/(loss)	0
Total unrealized appreciation/(depreciation)	0
Net transfers in/(out) of Level 3	—
Ending balance	$0

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 21.42% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 22.59%). In comparison, the MSCI Emerging Markets Index (the "benchmark") declined 16.57%, and the Lipper Emerging Markets Funds category posted a median decline of 19.89%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 163. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

Gartmore

Our portion of the Portfolio underperformed the benchmark during the reporting period, negatively impacted by sector allocation and stock selection.

During the latter stages of 2008, our portion of the Portfolio delivered disappointing performance, as a weakening global economic outlook caused commodity prices to fall. This, in turn, negatively impacted overweight positions in basic materials and energy companies, as well as overweight positions in Brazil and Russia. Two Russian stocks in particular hurt returns in our portion of the Portfolio: the automaker Sollers and fertilizer producer Uralkali GDR. More successful were our overweight positions in a number of companies with more resilient earnings, among them Telecom Egypt and China Resources Power Holdings Co. Ltd.

As the outlook for corporate earnings became difficult to predict, in the fourth quarter of 2008 we moved to a more defensive position. For example, we reduced our portion of the Portfolio's exposure to Brazil and Russia while increasing exposure to Chile, one of Latin America's most stable economies, and India, which was relatively insulated from the credit crisis. We also scaled back exposure to Taiwan, a country heavily dependent on global demand for consumer electronics.

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Gartmore Global Partners ("Gartmore") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

Gartmore: Christopher Palmer;

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Objective:

Capital appreciation

Investment process:

Gartmore seeks to identify companies where it believes the market has underestimated the prospects for earnings potential. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

During the early stages of 2009, the outlook improved markedly and, amid signs of an economic rebound in China, equity and commodity markets staged very strong recoveries. In this environment, our stance proved too defensive. For example, underweight positions in Taiwan and Russia detracted from relative returns. However, our portion of the Portfolio benefited from being underweight to the health care and consumer staples sectors. At the stock level, notable successes included positions in the Brazilian house builder Cyrela Brazil Realty SA, and the traded unit of Kazakhstan's state energy company, KazMunaiGas Exploration.

In the final few months of the reporting period, we reduced the average weighted market capitalization of the stocks we held, and increased the level of risk in our portion of the Portfolio. In addition, we favored stocks that we considered to be value offerings, and increased our focus on factors such as earnings, income and sales when choosing stocks. Such changes translated into larger positions in the basic materials and energy sectors and larger weightings in Brazil and China. Conversely, our positions in Central and Eastern Europe were reduced.

At the end of the reporting period, our portion of the Portfolio held overweight positions in basic materials and consumer discretionary stocks, which we expect will benefit from improving rates of domestic and international economic growth. Conversely, we are underweight in financials as well as more defensive sectors, such as consumer staples, telecommunications and health care.

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to stock selection and market positioning.

Within our portion of the Portfolio, we maintained a defensive strategy during the first half of the reporting period, while capturing most of the market's gains in the second half of the period. Strong results were achieved in all regions, with the gains achieved from stock selection and market positioning being partially offset by the depreciation of many emerging market currencies against the US dollar. At the sector level, the greatest contribution came from the energy sector, to which our portion of the Portfolio was overweight as energy prices bottomed out in 2008. Stock selection within the defensive telecommunications and utilities sectors also benefited performance. However, this contribution was somewhat offset by the impact of underweight exposures to the consumer staples and health care sectors.

In Asia, an overweight position in China during the second half of 2008 benefited performance relative to the benchmark. However, this gain was partially offset by the impact of an underweight position in the strongly performing Indian market. Overweight exposure to and good stock selection within Taiwan helped relative performance, as holdings in technology companies Lite-On Technology Corp., MediaTek, Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. produced solid gains during the reporting period. Our portion of the Portfolio also benefited from our holding in the Malaysian utility and gaming company Tanjong PLC. However, this positive impact was somewhat offset by the underperformance of key holdings in the telecommunications sector, principally Bharti Airtel Ltd. in India and China Mobile (Hong Kong) Ltd.

Investment process (concluded)

purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

Stock selection in Mexico dominated our portion of the Portfolio's returns from Latin America, with telecommunications company America Movil, paper products manufacturer Kimberly-Clark de Mexico and airport operator Groupo Aeropuerto del Pacifico all significantly outperforming the benchmark. We were also rewarded for overweighting Colombia and underweighting Brazil, although these benefits were largely offset by currency depreciation and stock selection elsewhere.

In Europe, an overweight exposure to and stock selection within Turkey boosted our portion of the Portfolio's results, as holdings in Turkcell and Akbank T.A.S. outperformed the benchmark, despite a headwind from the weak lira. While Russian holdings LUKOIL and Mobile TeleSystems outperformed the local market, overweighting the market as a whole negatively impacted our returns. Elsewhere, our portion of the Portfolio gained from the strong performance of Egyptian mobile operator MobiNil, as it became the target of a takeover bid, and from underweighting the Israeli market, which performed weakly during this time.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio and the MSCI Emerging Markets Index (unaudited)

The graph depicts the performance of UBS PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index over the 10 years ended July 31, 2009. (The composition of the MSCI EMF Index, like many indices, may change from time to time. For example, at one point Malaysia was excluded from the Index, but as of July 31, 2001, was included.) The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	(21.37)%	14.85%	N/A	9.25%
maximum sales charge	Class B3	(22.05)%	13.85%	N/A	9.55%
or UBS PACE Select	Class C4	(21.97)%	13.97%	N/A	9.29%
program fee	Class Y5	(21.00)%	15.33%	N/A	9.61%
	Class P6	(21.42)%	14.89%	5.94%	4.38%
After deducting	Class A2	(25.68)%	13.57%	N/A	8.54%
maximum sales charge	Class B3	(24.73)%	13.62%	N/A	9.55%
or UBS PACE Select	Class C4	(22.51)%	13.97%	N/A	9.29%
program fee	Class P6	(22.59)%	13.18%	4.36%	2.83%
MSCI Emerging Markets Index[7]		(16.57)%	18.00%	10.50%	6.92%
Lipper Emerging Markets Funds median		(19.89)%	15.57%	9.87%	6.55%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (35.90)%; 5-year period, 10.59%; since inception, 7.29%; Class B—1-year period, (35.13)%; 5-year period, 10.65%; since inception, 8.30%; Class C—1-year period, (33.11)%; 5-year period, 10.99%; since inception, 8.06%; Class Y—1-year period, (31.81)%; 5-year period, 12.32%; since inception, 8.34%; Class P—1-year period, (33.17)%; 5-year period, 10.23%; 10-year period, 2.96%; since inception, 2.08%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.76% and 1.76%; Class B—2.58% and 2.58%; Class C—2.50% and 2.50%; Class Y—1.40% and 1.40%; and Class P—1.68% and 1.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI Emerging Markets Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$265.2
Number of holdings	163
Portfolio composition[1]	07/31/09
Common stocks, preferred stocks and rights	77.7%
ADRs, GDRs and NVDRs	20.7
Corporate bond	0.0 [2]
Cash equivalents and other assets less liabilities	1.6
Total	100.0%
Regional allocation (equity investments)[1]	07/31/09
Asia	54.3%
The Americas	19.7
Europe and European territories	9.5
Africa	8.2
Russia	6.7
Total	98.4%
Top five countries (equity investments)[1]	07/31/09
Taiwan	10.0%
China	9.8
Brazil	12.4
South Korea	11.0
Russia	6.7
Total	49.9%
Top five sectors[1]	07/31/09
Financials	23.2%
Energy	15.3
Telecommunication services	14.7
Information technology	13.4
Materials	9.5
Total	76.1%
Top ten equity holdings[1]	07/31/09
China Construction Bank Corp.	2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.0
China Mobile (Hong Kong) Ltd.	1.9
Petroleo Brasileiro SA - Petrobras	1.9
Samsung Electronics Co. Ltd.	1.8
America Movil SA de C.V., ADR	1.8
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	1.6
Industrial & Commercial Bank of China Ltd.	1.5
China Shipping Development Co. Ltd.	1.5
Sasol Ltd.	1.4
Total	18.2%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of July 31, 2009.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2009

Common stocks

Automobiles	1.88%
Beverages	0.26
Capital markets	0.40
Chemicals	1.34
Commercial banks	16.60
Computers & peripherals	2.26
Construction & engineering	0.64
Construction materials	1.06
Consumer finance	0.39
Diversified financial services	1.78
Diversified telecommunication services	3.09
Electric utilities	3.00
Electronic equipment, instruments & components	1.82
Food & staples retailing	1.99
Food products	1.09
Household durables	1.11
Household products	0.35
Independent power producers & energy traders	1.82
Industrial conglomerates	0.48
Insurance	0.51
Internet software & services	0.88
IT services	2.31
Machinery	0.80
Marine	1.87
Media	0.64
Metals & mining	5.86
Oil, gas & consumable fuels	15.03
Real estate management & development	2.46
Semiconductors & semiconductor equipment	4.70
Software	0.31
Textiles, apparel & luxury goods	0.52
Tobacco	1.29
Transportation infrastructure	3.41
Water utilities	0.20
Wireless telecommunication services	11.65
Total common stocks	93.80

Preferred stocks
Automobiles	0.78%
Beverages	0.00
Commercial banks	0.98
Independent power producers & energy traders	0.21
Metals & mining	1.22
Oil, gas & consumable fuels	0.23
Semiconductors & semiconductor equipment	1.13
Total preferred stocks	4.55
Rights	0.03
Corporate bond
Metals & mining	0.00
Repurchase agreement	0.50
Investment of cash collateral from securities loaned	6.94
Liabilities in excess of other assets	(5.82)
Net assets	100.0%

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—93.80%
Bermuda—2.26%
China Yurun Food Group Ltd.	744,000	$1,176,952
Cosco Pacific Ltd.	1,546,000	2,146,433
Credicorp Ltd.	10,200	680,340
Pacific Basin Shipping Ltd.	1,445,000	1,092,599
SRE Group Ltd.*	6,548,000	887,143
Total Bermuda common stocks		5,983,467
Brazil—9.75%
AES Tiete SA	41,600	397,995
BM&F BOVESPA SA	224,400	1,450,497
Cia Brasileira de Meios de Pagamento*	139,340	1,336,828
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	28,883	1,351,724
Companhia de Concessoes Rodoviarias (CCR)	162,820	2,661,670
Companhia Siderurgica Nacional SA (CSN), ADR[1]	20,841	533,530
CPFL Energia SA	70,200	1,241,269
CPFL Energia SA, ADR[1]	14,700	773,073
Cyrela Brazil Realty SA	177,000	1,826,209
Itau Unibanco Banco Multiplo SA, ADR	114,877	2,055,149
MPX Mineracao e Energia SA	58,000	506,402
Petroleo Brasileiro SA-Petrobras[1]	124,675	5,141,597
Redecard SA	185,200	2,754,549
Santos Brasil Participacoes SA	44,900	298,411
Tele Norte Leste Participacoes SA Tetemar, ADR[1]	79,761	1,227,522
Vale SA, ADR[1]	133,700	2,299,640
Total Brazil common stocks		25,856,065
Cayman Islands—2.41%
China Zhongwang Holdings Ltd.*	677,200	908,753
Foxconn International Holdings Ltd.*	999,000	698,651
Kingboard Chemical Holdings Ltd.	491,000	1,564,854
Li Ning Co. Ltd.	418,000	1,391,527
NetEase.com, Inc. ADR1,*	25,320	1,115,599
Want Want China Holdings Ltd.	1,200,000	716,899
Total Cayman Islands common stocks		6,396,283
Chile—0.62%
Banco Santander Chile SA, ADR	22,700	1,114,797
Inversiones Aguas Metropolitanas SA (IAM), ADR[2]	23,900	529,885
Total Chile common stocks		1,644,682
China—9.76%
Angang Steel Co. Ltd., Class H	400,000	907,349
Anhui Conch Cement Co. Ltd., Class H	800	5,827

Security description	Number of shares	Value
Common stocks—(continued)
China—(concluded)
Bank of Communications Co. Ltd., Class H	1,033,000	$1,272,914
China Bluechemical Ltd., Class H	1,366,000	757,905
China Coal Energy Co., Class H	925,000	1,296,185
China Construction Bank Corp.	9,292,000	7,493,500
China Merchants Bank Co. Ltd., Class H	666,500	1,568,630
China Railway Group Ltd., Class H*	1,068,000	961,883
China Shenhua Energy Co. Ltd., Class H	606,000	2,490,448
China Shipping Development Co. Ltd., Class H	2,536,000	3,861,240
Industrial & Commercial Bank of China Ltd., Class H	5,437,930	3,915,284
PetroChina Co. Ltd., Class H	1,135,200	1,351,978
Total China common stocks		25,883,143
Colombia—0.71%
Bancolombia SA1	59,000	1,894,490
Czech Republic—2.68%
CEZ	65,229	3,513,418
Komercni Banka A.S.	12,473	2,153,893
Telefonica O2 Czech Republic A.S.	52,957	1,446,876
Total Czech Republic common stocks		7,114,187
Egypt—2.04%
Commercial International Bank	37,617	328,844
Egyptian Co. for Mobile Services (MobiNil)	24,400	941,124
Orascom Telecom Holding S.A.E., GDR*	84,497	2,923,596
Telecom Egypt, GDR	81,386	1,204,513
Total Egypt common stocks		5,398,077
Hong Kong—6.13%
China Merchants Holdings International Co. Ltd.	754,000	2,490,616
China Mobile (Hong Kong) Ltd.	490,400	5,163,404
China Power International Development Ltd.*	3,984,000	1,429,090
China Resources Power Holdings Co. Ltd.	632,200	1,635,552
CNOOC Ltd.	1,943,100	2,617,527
Denway Motors Ltd.	3,068,600	1,524,391
Sino-Ocean Land Holdings Ltd.	1,322,734	1,408,063
Total Hong Kong common stocks		16,268,643
Hungary—0.53%
OTP Bank Nyrt.1,*	66,100	1,415,042

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
India—5.27%
Axis Bank Ltd.	13,480	$257,216
Bank of India	285,925	1,955,858
Bharti Airtel Ltd.	364,630	3,125,400
DLF Ltd.	138,600	1,146,377
Financial Technologies (India) Ltd.	27,468	816,307
Grasim Industries Ltd.	19,300	1,103,622
HCL Technologies Ltd.	115,519	578,197
Indiabulls Real Estate Ltd.	118,500	607,946
JSW Steel Ltd.	28,206	410,031
Mphasis Ltd.	146,525	1,452,569
Reliance Industries Ltd.*	27,733	1,141,709
Tata Power Co. Ltd.	49,920	1,381,831
Total India common stocks		13,977,063
Indonesia—0.87%
PT Bank Central Asia Tbk	2,641,000	1,004,511
PT Bumi Resources Tbk	4,600,000	1,297,733
Total Indonesia common stocks		2,302,244
Israel—0.95%
Bezeq Israeli Telecommunication Corp. Ltd.	980,862	1,953,929
Israel Chemicals Ltd.	48,497	552,416
Total Israel common stocks		2,506,345
Kazakhstan—1.40%
KazMunaiGas Exploration Production, GDR	172,309	3,713,259
Luxembourg—0.32%
Evraz Group SA, GDR	38,084	837,848
Malaysia—0.40%
Axiata Group Berhad*	1,279,000	1,067,498
Mexico—5.99%
America Movil SA de C.V., ADR, Series L	111,144	4,780,303
Banco Compartamos SA de C.V.	313,100	1,035,844
Grupo Aeroportuario del Pacifico SA de C.V., ADR[1]	51,500	1,437,365
Grupo Mexico SAB de C.V., Series B	1,056,724	1,504,006
Grupo Modelo SA de C.V., Series C*	175,300	685,593
Grupo Televisa SA, ADR	94,400	1,707,696
Industrias CH SA, Series B*	280,300	986,748
Kimberly-Clark de Mexico SA de C.V., Series A	220,500	918,124
Urbi, Desarrollos Urbanos, SA de C.V.*	650,185	1,124,251
Wal-Mart de Mexico SA de C.V., Series V1	503,279	1,715,317
Total Mexico common stocks		15,895,247

Security description	Number of shares	Value
Common stocks—(continued)
Morocco—0.27%
Compagnie Generale Immobiliere	2,934	$707,104
Philippines—1.19%
Megaworld Corp.	29,813,900	855,723
Philippine Long Distance Telephone Co., ADR	43,900	2,312,213
Total Philippines common stocks		3,167,936
Poland—0.94%
Bank Pekao SA*	41,615	2,082,860
KGHM Polska Miedz SA	13,809	410,608
Total Poland common stocks		2,493,468
Russia—6.72%
Gazprom, ADR[3]	119,506	2,467,799
Gazprom, ADR[4]	147,550	3,046,908
LUKOIL, ADR	70,212	3,510,600
Mining & Metallurgical Co. Norilsk Nickel, ADR	112,300	1,124,123
Mobile TeleSystems, ADR	85,400	3,585,946
Rosneft Oil Co., GDR	260,477	1,591,515
RusHydro*	87	3
RusHydro, ADR*	292,349	1,040,762
Sollers JSC[5,6]	63,752	512,301
Uralkali, GDR	51,583	949,127
Total Russia common stocks		17,829,084
South Africa—5.92%
African Bank Investments Ltd.	846,519	3,269,352
Harmony Gold Mining Co. Ltd.*	68,942	623,676
Impala Platinum Holdings Ltd.	54,281	1,314,985
Kumba Iron Ore Ltd.	34,415	918,029
MTN Group Ltd.	82,742	1,364,816
Pretoria Portland Cement Co. Ltd.	271,281	1,015,206
Sasol Ltd.	104,254	3,734,873
Shoprite Holdings Ltd.	166,700	1,224,472
Standard Bank Group Ltd.	159,553	1,919,982
Telkom South Africa Ltd.	61,115	304,394
Total South Africa common stocks		15,689,785
South Korea—9.09%
Daelim Industrial Co. Ltd.	13,437	743,947
Hyundai Motor Co.	31,807	2,281,547
KB Financial Group, Inc.*	53,310	2,304,805
KB Financial Group, Inc., ADR1,*	36,761	1,577,414
KT&G Corp.	58,831	3,415,283
LG Corp.	23,821	1,283,952
NHN Corp.*	8,442	1,226,915
OCI Co. Ltd.	2,553	440,674
POSCO	5,015	2,049,772
Samsung Electronics Co. Ltd.	8,292	4,887,973

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
South Korea—(concluded)
Samsung Fire & Marine Insurance Co. Ltd.	8,116	$1,361,257
Samsung Heavy Industries Co. Ltd.	56,240	1,485,905
Samsung Securities Co. Ltd.	16,900	1,056,766
Total South Korea common stocks		24,116,210
Taiwan—10.02%
Asustek Computer, Inc.	1,394,397	2,210,090
China Steel Corp.	723,842	699,396
Chinatrust Financial Holding Co. Ltd.	4,260,256	2,694,474
Chunghwa Telecom Co. Ltd., ADR[1]	117,325	2,048,486
Far EasTone Telecommunications Co. Ltd.	1,274,530	1,499,539
HON HAI Precision Industry Co. Ltd. (Foxconn)	573,070	1,973,815
HTC Corp.	87,000	1,186,677
Lite-On Technology Corp.	2,281,705	2,597,589
MediaTek, Inc.	154,286	2,217,320
Nan Ya Printed Circuit Board Corp.	180,000	581,566
President Chain Store Corp.	380,000	993,782
Shin Zu Shing Co., Ltd.	119,270	639,829
Taiwan Semiconductor Manufacturing Co. Ltd.	2,990,184	5,368,259
TSRC Corp.	727,000	856,454
Uni-President Enterprises Corp.	969,000	1,005,683
Total Taiwan common stocks		26,572,959
Thailand—3.12%
Banpu Public Co. Ltd., NVDR	142,891	1,574,614
Kasikornbank Public Co. Ltd., PLC	615,300	1,446,488
Preuksa Real Estate PLC	3,204,000	903,861
PTT Exploration and Production Public Co. Ltd. NVDR	304,400	1,234,417
PTT Public Co. Ltd.[6]	343,700	2,423,979
Siam Cement Public Co. Ltd., NVDR	126,100	681,822
Total Thailand common stocks		8,265,181
Turkey—4.11%
Akbank T.A.S.	604,691	3,412,037
Tofas Turk Otomobil Fabrikasi A.S.	321,085	672,315
Tupras-Turkiye Petrol Rafinerileri A.S.	93,970	1,213,794
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	647,908	4,118,386
Turkiye Garanti Bankasi A.S.*	417,818	1,477,041
Total Turkey common stocks		10,893,573

Security description	Number of shares	Value
Common stocks—(concluded)
United Kingdom—0.33%
Tanjong PLC	199,800	$862,160
Total common stocks (cost—$245,759,165)		248,751,043
Preferred stocks—4.55%
Brazil—2.64%
AES Tiete SA	50,500	544,044
Companhia de Bebida das Americas (AmBev)	72	5,102
Companhia Vale do Rio Doce (CVRD), Class A	186,854	3,244,845
Itausa-Investimentos Itau SA	508,056	2,605,974
Petroleo Brasileiro SA- Petrobras, ADR	18,132	611,048
Total Brazil preferred stocks		7,011,013
South Korea—1.91%
Hyundai Motor Co.	70,660	2,068,252
Samsung Electronics Co. Ltd.	7,912	2,992,285
Total South Korea preferred stocks		5,060,537
Total preferred stocks (cost—$13,057,331)		12,071,550
	Number of rights
Rights*—0.03%
South Korea—0.03%
KB Financial Group, Inc. expires 08/21/09[7]	2,855	38,542
KB Financial Group, Inc. expires 08/27/09[8]	4,141	53,440
Total rights (cost—$24,131)		91,982
	Face amount
Corporate bond[5,6,9,10]—0.00%
Brazil—0.00%
Companhia Vale do Rio Doce 1.000%, due 09/29/49 (cost—$0)	$10,050	0
Repurchase agreement—0.50%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $1,352,711 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09, (value—$1,352,576); proceeds: $1,326,001 (cost—$1,326,000)	1,326,000	1,326,000

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—6.94%
Money market fund—6.94%
UBS Private Money market Fund LLC[11] (cost—$18,398,485)	18,398,485	$18,398,485
Total investments (cost—$278,565,112)— 105.82%		280,639,060
Liabilities in excess of other assets—(5.82)%		(15,446,733)
Net assets—100.00%		$265,192,327

Aggregate cost for federal income tax purposes was $290,209,722; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$15,368,921
Gross unrealized depreciation	(24,939,583)
Net unrealized depreciation	$(9,570,662)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.20% of net assets as of July 31, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security is traded on the London Exchange.

4  Security is traded on the OTC Market.

5  Illiquid securities representing 0.19% of net assets as of July 31, 2009.

6  Security is being fair valued by a valuation committee under the direction of the board of trustees.

7  Security is traded on the New York Stock Exchange.

8  Security is traded on the Korea Stock Exchange.

9  Variable rate security. The interest rate shown is the current rate as of July 31, 2009, and resets periodically.

10  Perpetual bond security. The maturity date represents the final maturity.

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$6,385,235	$220,485,620	$208,472,370	$18,398,485	$67,945

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

JSC  Joint Stock Company

NVDR  Non Voting Depositary Receipt

OTC  Over The Counter

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)[12]	Significant other observable inputs (Level 2)[12]	Unobservable inputs (Level 3)[13]	Total
Common stocks	$246,804,996	$1,946,047	$—	$248,751,043
Preferred stocks	12,071,550	—	—	12,071,550
Rights	91,982	—	—	91,982
Corporate bond	—	—	0	0
Repurchase agreement	—	1,326,000	—	1,326,000
Investment of cash collateral from securities loaned	—	18,398,485	—	18,398,485
Total	$258,968,528	$21,670,532	$0	$280,639,060

12  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

13  Security categorized as Level 3 has a value of $0.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
Corporate bond
Beginning balance	$0
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Total unrealized appreciation/(depreciation)	—
Net transfers in/(out) of Level 3	—
Ending balance	$0

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 36.09% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 37.04%). In comparison, the FTSE EPRA/NAREIT Developed Index (formerly known as the FTSE EPRA/NAREIT Global Real Estate Index) (the "benchmark") declined 30.01%, while the FTSE NAREIT Equity REIT Index (the "Index") declined 39.46% and the Lipper Global Real Estate Funds category (which is inclusive of US and international funds) posted a median decline of 27.41%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 174. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisor's comments

The Portfolio underperformed its benchmark during the reporting period, primarily due to stock selection.

For the first seven months of the reporting period, through February 28, 2009, the global real estate securities market, as represented by the Portfolio's benchmark, declined 56.3%. The selloff was also apparent in the global equity markets, as the MSCI World Free Index (net) fell 44.4% over the same time period. As cash flows declined due to the weakening economy and the strained credit environment persisted, property values faced downward pressure.

However, beginning in March 2009, the global real estate market made a remarkable comeback. From March 1, 2009, through July 31, 2009, the Portfolio's benchmark returned 60.1%. During the same time period, it outperformed the MSCI World Free Index (net) by 19.25%. During this time, fear of a systemic collapse in the banking sector subsided, the pace of deterioration in the economy slowed and the capital markets showed signs of modest improvement. Additionally, real estate securities underwent successful equity offerings, which removed the prospect of looming liquidity issues for many companies.

During the reporting period as a whole, China and Hong Kong were the strongest performers within the benchmark, returning 39.7% and 7.8%, respectively. On the country level, an underweight position to China detracted from the Portfolio's relative performance. Australia performed poorly within the benchmark, declining 45.7%, and the Portfolio's relative underweight to the country benefited relative results.

Europe delivered mixed results, with Continental Europe outperforming with a decline of 30.1% within the benchmark, while the United Kingdom was the worst-performing market within the benchmark, as it fell 47.3%.

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Investment Sub-Advisor:

Goldman Sachs Asset Management, L.P. ("GSAM")

Portfolio Managers:

David Kruth and James Otness

Objective:

Total return

Investment process:

The Portfolio invests primarily in real estate investment trusts (REITs) and other real estate related securities. Under normal market conditions, the Portfolio will maintain exposure to real estate related securities of issues in the US and at least three non-US countries.

GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Sub-Advisor's comments – concluded

Within the Portfolio, however, stock selection contributed positively in the United Kingdom, where the Portfolio was underweight Liberty International PLC, which was later sold from the Portfolio during the reporting period. Stock selection also contributed positively in Continental Europe, where the Portfolio did not hold Immofinanz. Elsewhere, the US declined 40.5% within the benchmark, and the Portfolio's underweight to the US was positive for performance.

During the reporting period, stock selection detracted from performance in the US, where the Portfolio was overweight ProLogis. Other detractors from performance included an underweight to Nippon Building Fund, Inc. in Japan, an overweight to Tishman Speyer Office Fund in Australia, a position which we eliminated during the reporting period, and an underweight to Link REIT in Hong Kong and CapitaLand Ltd. in Singapore.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Comparison of change in value of a $10,000 investment in the Class A shares of the Portfolio, the FTSE EPRA/NAREIT Developed Index (formerly known as the FTSE EPRA/NAREIT Global Real Estate Index) and the FTSE NAREIT Equity REIT Index (unaudited)

The graph depicts the performance of UBS PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index (formerly known as the FTSE EPRA/NAREIT Global Real Estate Index) and the FTSE NAREIT Equity REIT Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	Since inception[1]
Before deducting	Class A2	(36.25)%	(22.11)%
maximum sales charge	Class C3	(36.73)%	(22.72)%
or UBS PACE Select	Class Y4	N/A	11.95%
program fee	Class P5	(36.09)%	(24.05)%
After deducting maximum sales charge	Class A2	(39.76)%	(23.77)%
or UBS PACE Select	Class C3	(37.36)%	(22.72)%
program fee	Class P5	(37.04)%	(25.18)%
FTSE EPRA/NAREIT Developed Index[6,7]		(30.01)%	(19.74)%
FTSE NAREIT Equity REIT Index[8]		(39.46)%	(22.99)%
Lipper Global Real Estate Funds median		(27.41)%	(19.64)%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (45.41)%; since inception, (27.24)%; Class C—1-year period, (43.27)%; since inception, (26.21)%; Class Y—since inception, 1.61%; Class P—1-year period, (42.96)%; since inception, (28.73)%. Please note the since inception return for the Class Y shares has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—1.74% and 1.45%; Class C—2.68% and 2.20%; Class Y—1.92% and 1.20%; and Class P—1.71% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20% and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Please note the since inception return for the Class Y shares has not been annualized. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A & Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

6  The FTSE EPRA/NAREIT Developed Index (formerly known as the FTSE EPRA/NAREIT Global Real Estate Index) is designed to track the performance of listed real estate companies and REITS worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7  Effective November 28, 2008, the Portfolio's benchmark was changed to the FTSE EPRA/NAREIT Developed Index (formerly known as the FTSE EPRA/NAREIT Global Real Estate Index) to more closely reflect its current strategy.

8  The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of publicly traded US equity real estate investment trusts ("REITs"). Equity REITs include those firms that own, manage and lease investment grade commercial real estate. A company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$56.3
Number of holdings	94
Portfolio composition[1]	07/31/09
Common stocks	96.9%
Cash equivalents and other assets less liabilities	3.1
Total	100.0%
Top five countries (equity investments)[1]	07/31/09
United States	36.2%
Hong Kong	13.2
Japan	12.3
Australia	8.3
France	6.3
Total	76.3%
Top ten equity holdings[1]	07/31/09
Sun Hung Kai Properties Ltd.	5.8%
Unibail Rodamco	4.7
Mitsui Fudosan Co. Ltd.	4.7
Simon Property Group, Inc.	3.8
Mitsubishi Estate Co. Ltd.	2.7
Sumitomo Realty & Development Co. Ltd.	2.5
Boston Properties, Inc.	2.4
Vornado Realty Trust	2.3
Public Storage, Inc.	2.2
Capitaland Ltd.	2.2
Total	33.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2009

Common stocks

Diversified	32.83%
Health care	5.50
Hotels	3.44
Industrial	4.80
Office	22.29
Other	2.83
Residential	8.18
Retail	17.03
Total common stocks	96.90
Repurchase agreement	2.80
Investment of cash collateral from securities loaned	26.74
Liabilities in excess of other assets	(26.44)
Net assets	100.0%

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—96.90%
Australia—8.27%
CFS Retail Property Trust[1]	676,510	$970,345
Commonwealth Property Office Fund	937,938	662,855
Dexus Property Group	1,300,792	794,180
ING Office Fund	1,085,705	440,394
Macquarie Office Trust	3,168,972	622,837
Stockland	51,250	135,018
Westfield Group	108,854	1,031,484
Total Australia common stocks		4,657,113
Bermuda—2.95%
Hongkong Land Holdings Ltd.	87,000	338,430
Hopson Development Holdings Ltd.	358,000	574,644
Kerry Properties Ltd.	145,000	750,253
Total Bermuda common stocks		1,663,327
Brazil—0.18%
BR Malls Participacoes SA*	9,561	99,415
Canada—2.36%
Allied Properties Real Estate Investment Trust	9,500	137,043
Boardwalk Real Estate Investment Trust	8,900	273,052
Cominar Real Estate Investment Trust[2]	3,500	55,428
Cominar Real Estate Investment Trust[3]	11,462	179,817
First Capital Realty, Inc.	16,200	258,659
InnVest Real Estate Investment Trust	104,300	359,204
RioCan Real Estate Investment Trust[4,5]	4,400	63,391
Total Canada common stocks		1,326,594
Cayman Islands—2.31%
China Resources Land Ltd.	368,000	892,691
Shimao Property Holdings Ltd.	203,500	409,623
Total Cayman Islands common stocks		1,302,314
France—6.26%
Klepierre	20,504	586,240
Mercialys	8,571	287,082
Unibail Rodamco	15,174	2,651,530
Total France common stocks		3,524,852
Hong Kong—13.16%
China Overseas Land & Investment Ltd.	376,000	925,682
Hang Lung Properties Ltd.	161,000	595,177
Henderson Land Development Co. Ltd.	160,000	1,060,122
Hysan Development Co.	148,321	402,856

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Link REIT	243,500	$552,977
Sun Hung Kai Properties Ltd.	215,000	3,259,656
Wharf (Holdings) Ltd.	131,000	616,964
Total Hong Kong common stocks		7,413,434
Japan—12.30%
Frontier Real Estate Investment Corp.	19	122,684
Japan Logistics Fund, Inc.	21	142,035
Japan Real Estate Investment Corp.	33	276,206
Mitsubishi Estate Co. Ltd.	92,000	1,533,252
Mitsui Fudosan Co. Ltd.[1]	144,000	2,647,926
Nippon Building Fund, Inc.	46	413,210
Sumitomo Real Estate Sales Co., Ltd.[1]	3,030	135,129
Sumitomo Realty & Development Co. Ltd.[1]	67,000	1,380,714
TOKYU REIT, Inc.	50	277,939
Total Japan common stocks		6,929,095
Netherlands—0.99%
Vastned Offices/Industrial N.V.	36,620	556,654
Singapore—3.63%
Allgreen Properties Ltd.	164,000	136,748
Ascendas Real Estate Investment Trust (A-REIT)[1]	219,066	258,772
Capitaland Ltd.[1]	458,000	1,215,690
CapitaMall Trust	395,700	434,427
Total Singapore common stocks		2,045,637
Sweden—2.08%
Castellum AB	49,602	366,035
Hufvudstaden AB, Class A	102,845	674,136
Wihlborgs Fastigheter AB	8,404	129,857
Total Sweden common stocks		1,170,028
United Kingdom—6.20%
Berkeley Group Holdings PLC*	10,141	139,925
British Land Co. PLC	40,724	295,919
Derwent London PLC[1]	34,175	550,896
Great Portland Estates PLC	163,405	634,632
Hammerson PLC	104,255	600,392
Helical Bar PLC	21,570	122,507
Land Securities Group PLC	111,109	991,115
Segro PLC	33,343	153,588
Total United Kingdom common stocks		3,488,974
United States—36.21%
Acadia Realty Trust[1]	16,070	220,159
Alexandria Real Estate Equities, Inc.[1]	8,929	340,284
AMB Property Corp.[1]	13,474	266,920

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
American Campus Communities, Inc.[1]	14,787	$339,066
AvalonBay Communities, Inc.[1]	8,443	491,383
Boston Properties, Inc.[1]	25,044	1,324,828
Brandywine Realty Trust	18,884	154,471
Camden Property Trust[1]	17,577	518,697
Corporate Office Properties Trust[1]	7,134	241,914
Corrections Corp. of America*	30,992	534,922
Cypress Sharpridge Investments, Inc.*	10,542	139,682
Digital Realty Trust, Inc.[1]	14,525	588,989
Douglas Emmett, Inc.[1]	57,183	580,979
Duke Realty Corp.[1]	39,233	372,321
Entertainment Properties Trust[1]	23,295	636,186
Equity Lifestyle Properties, Inc.[1]	9,943	414,325
Equity Residential[1]	25,087	602,088
Essex Property Trust, Inc.[1]	7,367	478,929
Federal Realty Investment Trust[1]	9,225	526,286
HCP, Inc.[1]	32,037	825,273
Health Care REIT, Inc.[1]	21,394	857,044
Hospitality Properties Trust	31,982	504,996
Host Hotels & Resorts, Inc.	77,355	702,383
Jones Lang LaSalle, Inc.[1]	3,920	148,803
Kimco Realty Corp.[1]	45,652	449,216
MFA Financial, Inc.	18,067	133,696
Nationwide Health Properties, Inc.[1]	13,684	397,110
ProLogis[1]	73,779	648,517
Public Storage, Inc.[1]	16,957	1,230,570
Regency Centers Corp.[1]	7,135	228,891
Simon Property Group, Inc.[1]	38,217	2,129,451
SL Green Realty Corp.[1]	5,731	147,745
Starwood Hotels & Resorts Worldwide, Inc.[1]	15,768	372,282
Tanger Factory Outlet Centers, Inc.[1]	6,437	228,771
Taubman Centers, Inc.[1]	12,277	326,691
Ventas, Inc.[1]	28,853	1,018,511
Vornado Realty Trust[1]	24,867	1,268,714
Total United States common stocks		20,391,093
Total common stocks (cost—$47,873,936)		54,568,530

Security description	Face amount	Value
Repurchase agreement—2.80%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co. 0.010%, due 08/03/09, collateralized by $1,604,687 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$1,604,526); proceeds: $1,573,001 (cost—$1,573,000)	$1,573,000	$1,573,000
	Number of shares
Investment of cash collateral from securities loaned—26.74%
Money market fund—26.74%
UBS Private Money Market Fund LLC,[6] (cost—$15,057,573)	15,057,573	15,057,573
Total investments (cost—$64,504,509)— 126.44%		71,199,103
Liabilities in excess of other assets—(26.44)%		(14,886,331)
Net assets—100.00%		$56,312,772

Aggregate cost for federal income tax purposes was $78,730,431; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$8,154,115
Gross unrealized depreciation	(15,685,443)
Net unrealized depreciation	$(7,531,328)

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—July 31, 2009

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2009.

2  Security is traded on the Toronto Stock Exchange.

3  Security is traded on the OTC Market.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.11% of net assets as of July 31, 2009, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$1,692,918	$85,801,777	$72,437,122	$15,057,573	$37,922

OTC  Over the Counter

REIT  Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)[7]	Significant other observable inputs (Level 2)[7]	Unobservable inputs (Level 3)	Total
Common stocks	$54,325,322	$243,208	$—	$54,568,530
Repurchase agreement	—	1,573,000	—	1,573,000
Investment of cash collateral from securities loaned	—	15,057,573	—	15,057,573
Total	$54,325,322	$16,873,781	$—	$71,199,103

7  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the 12 months ended July 31, 2009, the Portfolio's Class P shares declined 14.73% (before the deduction of the maximum UBS PACE Select program fee; after the deduction of the maximum UBS PACE Select program fee, the Portfolio declined 16.00%). In comparison, the MSCI World Free Index (net) declined 21.61%, the Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) returned 4.89%, the US Consumer Price Index (CPI) declined 2.10%, while the Lipper Global Flexible Portfolio Funds category posted a median decline of 10.44%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 185. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page two.

Sub-Advisors' comments

Analytic Investors

At the beginning of the reporting period, we used a multi-strategy approach, comprised of long-short equities, long-short global index futures, long-short currencies and call options.1 As the reporting period continued, we used long-short equities and call options. Over the final three months of the reporting period, we only used long-short equities. The equity positions, index futures and currencies detracted from our portion of the Portfolio's overall performance, while the call options added value over the reporting period.

During the 12-month reporting period, our emphasis on companies with above-average earnings quality, measured through cash flow and earnings to price ratios, contributed positively to performance. Short positions in companies where there was little consensus among analysts about expected earnings—as well as those that, in our opinion, had unattractive debt-to-equity ratios—contributed positively to our portion of the Portfolio's performance. This was a result of the fact that risk-averse investors avoided buying shares in companies for which analysts did not have a great deal of consensus about expected earnings. Investors also avoided

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management"); Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant"), commencing April 8, 2009

Portfolio Managers:

Analytic Investors: Dennis Bein;
Wellington Management: Scott M. Elliott and Evan S. Grace, CFA;
GSAM: Jonathan Beinner, Thomas Kenny, James Clark and Michael Swell;

First Quadrant: Ken Ferguson, Dori Levanoni and Chuck Fannin

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

(continued on next page)

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed. A call option is a short-term contract in which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, or at specified times, or at the expiration of the option depending on the type of option involved.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

companies that were leveraged—that is, companies that had above-average levels of debt relative to equity in their capital structure.

Stock selection subtracted value over the period within our portion of the Portfolio. Positions in the energy, financials and consumer discretionary sectors performed well; however, positions in the industrial, health care and material sectors had a negative impact on performance. The top equity performers were long positions in Ford Motor Co. and Yum Brands Inc., as well as a short position in Liberty Global Inc. Long positions in Henkel AG & Co., Wm. Morrison Supermarkets PLC, and Procter & Gamble Co. detracted from relative performance within our portion of the Portfolio.

Options positions, which were held in our portion of the Portfolio through the beginning of April 2009, added 2.51% to performance in the declining equity market. Using our forecasts of market volatility, we were able to opportunistically identify and sell those call options which we believed to be overvalued. In particular, calls written on the KBW Regional Bank, as well as the Germany Blue Chip and the OMX Stockholm 30 indices added value. In addition, calls written on natural gas and oil and gas sector indices helped performance. However, calls written on the gold and silver sectors, as well as the ISE SINdex Index and the S&P 500 Index subtracted value over the 12-month period.

Our global asset allocation overlay, which was applied to the Portfolio in August and a portion of September 2008, subtracted from overall performance, with both the equity and the currency components posting losses as rising risk aversion and weakening economic activity hurt returns.

From a currency perspective, negative returns in this area were mostly due to the fact that the US dollar gained strength during the reporting period, reversing its relative weakness. Our portion of the Portfolio did not benefit from the strengthening of the US dollar. It also was not positioned to benefit from the weakening of the Australian dollar against the Canadian dollar.

Investment process (concluded)

Wellington Management pursues an "opportunistic equity plus Alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to beat their respective benchmarks over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across variable investment grade and sub-investment grade sectors. GSAM invests mainly in currencies, fixed income securities, and derivative investments.

First Quadrant employs a global macro strategy that seeks to add value through a disciplined, active quantitative investment process. It uses independent alpha categories (comprised of more than 20 strategies believed by First Quadrant to be uncorrelated) that span a wide variety of asset classes. The global macro strategy tactically allocates risk between these different alpha categories and attempts to take advantage of inefficiencies when there are potential opportunities for gains. Currently, First Quadrant looks at the following alpha categories: (i) global asset class selection; (ii) stock country selection; (iii) bond country selection; (iv) currency selection; and (v) volatility management. However, the number and nature of alpha categories may change over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Wellington Management

Metals and energy-related holdings detracted from our portion of the Portfolio's absolute results during the reporting period, as commodity and energy prices declined amid slowing global economic growth. In particular, positions in Teck Resources Ltd., as well as in Alumina Limited and Eurasian Natural Resources Corp., both of which we sold during the period, performed poorly and were the largest detractors from Portfolio performance. Other significant detractors from absolute results included media audience rating services provider Arbitron Inc., as well as cable and connectivity product manufacturer Belden CTD, Inc.

Our portion of the Portfolio's holdings in Chinese equities had a positive impact on absolute returns during the 12-month period. These stocks performed well following indications that massive government stimulus spending had started to spur growth. Our consumer staples holdings, including the largest producer of baby diapers in China, Hengan International Group Co. Ltd. and holdings in the materials sector, including Angang Steel Co. Ltd., and Huabao International Holdings, Ltd., were the primary drivers of returns in these areas. At the same time, select financials, including Beijing-based China Life Insurance Co. Ltd. and property developer China Overseas Land & Investment Ltd., aided results.

Later in the reporting period, positions in outperforming Goldman Sachs Group, Inc. and Bank of America Corp. also significantly contributed to our portion of the Portfolio's absolute returns. These companies benefited from consolidation in the financial industry and having solid balance sheets relative to their peers.

GSAM

Within our portion of the Portfolio, duration and yield curve positioning were the largest positive contributors to performance. (Duration measures a portfolio's sensitivity to interest rate changes, while the yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) In late 2008, a long position in the two-year and 30-year portions of the European bond yield curve performed well as interest rates rallied significantly across the globe amid an extreme flight to quality. More recently, our portion of the Portfolio maintained a duration position that was shorter than that of the benchmark. This was also beneficial, as interest rates have risen in 2009 due to stimulus-related issuance and long-term inflationary concerns.

The decision to increase our portion of the Portfolio's exposure to corporate bonds during the reporting period enhanced performance. During this time, the Federal Reserve's Open Market Committee agreed to purchase $300 billion in longer-term Treasury securities over six months. Many interest rates are benchmarked to Treasuries, and the massive purchase was expected to drive these rates down and make borrowing cheaper. Corporate bond prices rallied significantly in response. Strong inflows into corporate bond mutual funds also helped spreads—that is, the difference between the yields paid on these securities versus those paid on Treasuries—to decrease. This, in turn, breathed life into the new issuance market, allowing many companies to refinance their liabilities.

We increased our portion of the Portfolio's exposure to credit-sensitive mortgages during the reporting period. However, exposure to nonagency mortgages significantly detracted from performance due to the extreme market stress of 2008. During that period, these securities suffered from deteriorating fundamentals, such as continued declines in home prices, rising delinquencies and default rates. In our view, this created an opportunity, as we believed securities in this sector were attractively priced, even under extremely conservative default and recovery assumptions. Therefore, we increased the allocation to nonagency mortgages, which proved to be beneficial in recent months as the supply and demand outlook improved.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

Elsewhere, our portion of the Portfolio's long positions in agency mortgage-backed securities and asset-backed securities detracted from performance. These sectors underperformed during the final months of 2008 as all spread sectors—that is, all non-Treasury investment grade sectors, including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities—underperformed their Treasury counterparts. However, these sectors have since performed well as investors' risk appetite has returned.

First Quadrant

We managed a portion of the Portfolio from April 8, 2009 through July 31, 2009. During that time, from an asset allocation perspective, our portion of the Portfolio benefited as global stocks rose and bonds slumped, particularly in April and May of 2009. In terms of country allocation within equities, over the entire period, our positions in Japan and Australia benefited performance. However, losses from positions in the United Kingdom and Spain offset those gains, and country allocation was negative for performance within our portion of the Portfolio.

In terms of country allocation within fixed income, our portion of the Portfolio ended the period on a positive note, with strong performance in July 2009. Profitable investments included positions in German, Canadian and Japanese bonds, while positions in the US and Australia detracted from performance.

Currency positioning within our portion of the Portfolio delivered mixed results, with detracting positions in the US dollar and the British pound offsetting gains from positions in the New Zealand and Australian dollars as well as the Swiss franc.

From a volatility management perspective, our portion of the Portfolio struggled, especially during May 2009. During that time, asset prices trended strongly upward, and positions that were taken with the expectation that market volatility would remain high suffered when the overall levels of expected volatility dropped, which hurt performance.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Comparison of change in value of a $10,000 investment in the Class P shares of the Portfolio, the MSCI World Free Index (net), the Barclays Capital Global Aggregate Index and the US Consumer Price Index (CPI) (unaudited)

The graph depicts the performance of UBS PACE Alternative Strategies Investments Class P shares versus the MSCI World Free Index (net), the Barclays Capital Global Aggregate Index and the US Consumer Price Index (CPI) from April 30, 2006, the month-end after the inception date of the Class P shares, through July 31, 2009. The performance of the other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. It is important to note that UBS PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09		1 year	Since inception[1]
Before deducting	Class A2	(14.95)%	(2.65)%
maximum sales charge	Class B3	(15.54)%	(2.95)%
or UBS PACE Select	Class C4	(15.61)%	(3.27)%
program fee	Class Y5	(14.81)%	(14.56)%
	Class P6	(14.73)%	(2.41)%
After deducting	Class A2	(19.63)%	(4.30)%
maximum sales charge	Class B3	(19.71)%	(3.54)%
or UBS PACE Select	Class C4	(16.44)%	(3.27)%
program fee	Class P6	(16.00)%	(3.87)%
MSCI World Free Index (net)[7]		(21.61)%	(6.10)%
Barclays Capital Global Aggregate Index[8]		4.89%	7.03%
US Consumer Price Index (CPI)[9]		(2.10)%	2.07%
Lipper Global Flexible Portfolio Funds median		(10.44)%	(1.98)%

Average annual total returns for periods ended June 30, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, (23.44)%; since inception, (5.26)%; Class B—1-year period, (23.56)%; since inception, (4.50)%: Class C—1-year period, (20.45)%; since inception, (4.20)%; Class Y—since inception, (17.31)%; Class P—1-year period, (20.05)%; since inception, (4.78)%. Please note that the since inception return for the Class Y shares has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2008 prospectuses, were as follows: Class A—2.42% and 2.41%; Class B—4.51% and 3.16%; Class C—3.16% and 3.16%; Class Y—2.69% and 2.16%; and Class P—2.13% and 2.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the Portfolio so that the ordinary total operating expenses of each class through November 30, 2009 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70% and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares, April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 26, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the Index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) is a broad-based, market capitalization-weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

9  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$442.1
Number of holdings	710
Portfolio composition[1]	07/31/09
Common and preferred stocks	33.4%
Bonds and notes	29.5
ADRs and GDRs	1.9
Investment companies	0.8
Unit trusts	0.2
Investments sold short	(4.8)
Options, futures, swaps and forward foreign currency contracts	(1.1)
Cash equivalents and other assets less liabilities	40.1
Total	100.0%

Top five countries (long holdings)[1]	07/31/09
United States	40.9%
Canada	3.2
China	2.8
Japan	2.7
Australia	2.2
Total	51.8%
Top five equity sectors (long holdings)[1]	07/31/09
Information technology	5.8%
Financials	5.6
Materials	5.5
Industrials	4.3
Consumer discretionary	3.8
Total	25.0%

Top five countries (short holdings)[1]	07/31/09
United States	(2.2)%
Japan	(1.0)
Canada	(0.5)
Netherlands	(0.3)
Germany	(0.3)
Total	(4.3)%
Top five equity sectors (short holdings)[1]	07/31/09
Industrials	(1.0)%
Health care	(0.9)
Information technology	(0.6)
Consumer discretionary	(0.5)
Financials	(0.5)
Total	(3.5)%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1]	07/31/09
Apple, Inc.	0.6%
Ford Motor Co.	0.6
Goldcorp., Inc.	0.5
Fluor Corp.	0.4
Google, Inc.	0.4
China Moblie Ltd., ADR	0.4
Seagate Technology	0.4
Freeport-McMoRan Copper & Gold, Inc.	0.4
General Dynamics, Inc.	0.4
Amazon.com, Inc.	0.3
Total	4.4%
Top ten equity holdings (short holdings)[1]	07/31/09
ASML Holding N.V.	(0.3)%
Celgene Corp.	(0.2)
SBA Communications Corp.	(0.2)
Vertex Pharmaceuticals, Inc.	(0.2)
George Weston Ltd.	(0.2)
Plains Exploration & Production Co.	(0.2)
Caterpillar, Inc.	(0.2)
Bayerische Motoren Werke (BMW) AG	(0.1)
Hokuriku Electric Power Co.	(0.1)
Gerdau Ameristeel Corp.	(0.1)
Total	(1.8)%
Top ten long-term fixed income holdings (long holdings)[1]	07/31/09
FNMA, 5.000%, due 06/01/23	1.3%
US Treaury Inflation Index Notes (TIPS), 0.875%, due 04/15/10	1.2
FFCB, 4.500%, due 05/21/15	1.1
Societe Financement de l'Economie Francaise, 1.500%, due 10/29/10	1.0
FNMA, 5.000%, due 12/01/18	0.9
FNMA, 2.000%, due 04/01/11	0.9
FNMA, 4.241%, due 04/01/37	0.7
US Treasury Principal Strip, 6.500%, due 11/15/26	0.7
FNMA, 5.000%, due 12/01/19	0.7
Suncorp-Metway Ltd., 1.759%, due 04/15/11	0.6
Total	9.1%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2009

Common stocks

Aerospace & defense	0.65%
Air freight & logistics	0.25
Airlines	0.06
Auto components	0.05
Automobiles	0.58
Beverages	0.01
Biotechnology	0.51
Capital markets	0.75
Chemicals	0.94
Commercial banks	2.18
Commercial services & supplies	0.26
Communications equipment	0.53
Computers & peripherals	1.63
Construction & engineering	0.84
Construction materials	0.10
Containers & packaging	0.07
Distributors	0.05
Diversified consumer services	0.02
Diversified financial services	0.81
Diversified telecommunication services	0.68
Electric utilities	0.94
Electrical equipment	0.67
Electronic equipment, instruments & components	0.27
Energy equipment & services	0.45
Food & staples retailing	0.87
Food products	1.01
Gas utilities	0.06
Health care equipment & supplies	0.83
Health care providers & services	0.04
Hotels, restaurants & leisure	0.77
Household durables	0.16
Independent power producers & energy traders	0.18
Industrial conglomerates	0.56
Insurance	1.03
Internet & catalog retail	0.57
Internet software & services	1.28
IT services	0.45
Leisure equipment & products	0.16
Life sciences tools & services	0.11
Machinery	0.45
Media	0.92
Metals & mining	4.29
Multiline retail	0.05
Multi-utilities	0.09
Office electronics	0.02
Oil, gas & consumable fuels	2.24

Common stocks—(concluded)
Paper & forest products	0.06%
Personal products	0.40
Pharmaceuticals	1.01
Professional services	0.28
Real estate investment trusts (REITs)	0.25
Real estate management & development	0.53
Road & rail	0.11
Semiconductors & semiconductor equipment	0.81
Software	0.77
Specialty retail	0.36
Textiles, apparel & luxury goods	0.09
Tobacco	0.15
Trading companies & distributors	0.10
Transportation infrastructure	0.01
Water utilities	0.05
Wireless telecommunication services	0.88
Total common stocks	35.30
Preferred stock
Telecommunication services	0.01
Investment companies	0.84
Unit trusts	0.20
US government obligations	3.46
Federal farm credit bank certificates	1.12
Federal home loan mortgage corporation certificates	0.41
Federal national mortgage association certificates	7.47
Collateralized mortgage obligations	6.61
Asset-backed securities	1.27
Corporate notes
Appliances	0.04
Banking-non US	1.72
Banking-US	0.50
Cable	0.46
Chemicals	0.09
Containers	0.07
Defense/aerospace	0.06
Diversified financials	0.15
Electric-integrated	0.50
Electronics	0.09
Finance-leasing company	0.16

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2009

Corporate notes—(concluded)
Financial services	1.01%
Food processors/beverage/bottling	0.14
Gaming	0.04
Industrial products & services	0.02
Insurance	0.13
Media	0.11
Medical products	0.06
Metals	0.03
Multi-line insurance	0.02
Oil & gas	0.75
Pipelines	0.30
Publishing	0.08
Real estate	0.15
Reinsurance	0.02
Retail-restaurants	0.05
Special purpose banks	1.02
Special purpose entity	0.14
Steel	0.13
Telecommunication services	0.06
Telephone-integrated	0.39
Tobacco	0.18
Wireless telecommunication services	0.12
Total corporate notes	8.79
Municipal bonds and notes	0.09
Non-US government obligations	0.31
Time deposit	2.18
Short-term US government obligations	17.34
Repurchase agreement	13.11
Options
Call options purchased	0.05
Put options purchased	0.00 *
Total options	0.05
Total investments before securities sold short	98.56
Investments sold short
Common stocks
Automobiles	(0.21)
Beverages	(0.08)
Biotechnology	(0.58)

*  Amount represents less than 0.005% of net assets.

Investments sold short—(concluded)
Common stocks—(concluded)
Building products	(0.02)%
Capital markets	(0.01)
Chemicals	(0.06)
Commercial services & supplies	(0.17)
Computers & peripherals	(0.02)
Construction & engineering	(0.04)
Electric utilities	(0.19)
Electrical equipment	(0.07)
Electronic equipment, instruments & components	(0.05)
Food & staples retailing	(0.26)
Food products	(0.02)
Health care equipment & supplies	(0.14)
Household durables	(0.10)
Independent power producers & energy traders	(0.09)
Industrial conglomerates	(0.01)
Insurance	(0.27)
Internet software & services	(0.14)
Life sciences tools & services	(0.16)
Machinery	(0.34)
Marine	(0.06)
Media	(0.17)
Metals & mining	(0.18)
Oil, gas & consumable fuels	(0.24)
Pharmaceuticals	(0.01)
Professional services	(0.13)
Real estate investment trusts (REITs)	(0.19)
Road & rail	(0.10)
Semiconductors & semiconductor equipment	(0.27)
Software	(0.10)
Trading companies & distributors	(0.03)
Wireless telecommunication services	(0.24)
Total common stocks	(4.75)
Unit trust	(0.02)
Total investments sold short	(4.77)
Other assets in excess of liabilities	6.21
Net assets	100.00%

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—35.30%
Antigua and Barbuda—0.01%
Sinovac Biotech Ltd.*	8,700	$40,716
Australia—1.33%
ABB Grain Ltd.	11,302	84,221
Bendigo and Adelaide Bank Ltd.	20,708	142,017
BHP Billiton Ltd.	39,740	1,258,003
BHP Billiton Ltd., ADR	20,800	1,309,568
CSL Ltd.	13,022	332,718
Energy Resources of Australia Ltd.	29,723	628,928
Fortescue Metals Group Ltd.*	151,202	533,652
Incitec Pivot Ltd.	52,966	122,263
Orica Ltd.	30,532	573,526
Paladin Resources Ltd.*	99,345	378,878
Rio Tinto Ltd.	4,080	206,103
Wesfarmers Ltd.	15,225	329,032
Total Australia common stocks		5,898,909
Austria—0.17%
Oesterreichische Elektrizitaetswirtschafts-AG (Verbund), Class A	12,234	596,175
OMV AG	4,144	164,494
Total Austria common stocks		760,669
Belgium—0.05%
Fortis*	53,805	209,359
Bermuda—0.25%
Bunge Ltd.	4,024	281,559
China Yurun Food Group Ltd.	20,089	31,779
Huabao International Holdings Ltd.	263,000	277,591
Shangri-La Asia Ltd.	223,603	354,877
Sinofert Holdings Ltd.	294,000	160,846
Total Bermuda common stocks		1,106,652
Brazil—0.75%
All America Latina Logistica (ALL)	7,200	45,459
BM&F BOVESPA SA	6,787	43,870
Brasil Foods SA	7,157	158,810
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	792	37,066
Companhia de Saneamento de Minas Gerais-Copasa MG	15,900	215,182
Companhia Energetica de Minas Gerais-CEMIG, ADR	10,400	148,512
Cosan SA Industria e Comercio*	10,000	91,170
Cyrela Brazil Realty SA	4,512	46,553
Gerdau SA, ADR	85,500	997,785
Itau Unibanco Banco Multiplo SA, ADR	60,897	1,089,447
Marfrig Frigorificos e Comercio de Alimentos SA*	4,803	40,700

Security description	Number of shares	Value
Common stocks—(continued)
Brazil—(concluded)
Petroleo Brasileiro SA, ADR	2,702	$111,431
SLC Agricola SA	16,273	155,687
Tam SA, ADR*	2,728	33,527
Vale SA, ADR	4,069	80,281
Weg SA	2,400	19,424
Total Brazil common stocks		3,314,904
Canada—2.51%
Agnico-Eagle Mines Ltd.	24,600	1,440,330
Agrium, Inc[1]	1,706	78,800
Agrium, Inc.[2]	1,400	64,343
Barrick Gold Corp.	31,470	1,098,400
Brookfield Asset Management, Inc.	3,600	75,744
Cameco Corp.	2,000	55,300
Canadian Imperial Bank of Commerce	2,000	123,110
Canadian Natural Resources Ltd.	14,900	895,729
Enerplus Resources Fund	1,500	32,708
Goldcorp, Inc.	61,500	2,324,887
Kinross Gold Corp.	50,100	983,964
Manitoba Telecom Services, Inc.	4,200	134,899
Potash Corp. of Saskatchewan, Inc.	3,000	279,489
Precision Drilling Trust	16,800	95,287
Research In Motion Ltd. (RIM)*	9,800	744,336
Shoppers Drug Mart Corp.	10,700	447,071
Suncor Energy, Inc.	14,900	483,952
Teck Cominco Ltd., Class B*	1,380	36,318
Telus Corp.	34,900	1,007,556
TransAlta Corp.	16,200	322,722
Ultra Petroleum Corp.*	1,842	81,269
Uranium One, Inc.*	108,160	289,163
Total Canada common stocks		11,095,377
Cayman Islands—1.32%
Alibaba.com Ltd.*	180,500	414,565
Baidu, Inc., ADR*	1,400	487,396
Chaoda Modern Agriculture (Holdings) Ltd.	88,960	60,722
China Dongxiang Group Co.	8,000	6,080
China High Speed Transmission Equipment Group Co. Ltd.	15,538	38,935
China Mengniu Dairy Co. Ltd.*	10,000	23,948
Ctrip.com International Ltd., ADR*	7,060	361,825
Daphne International Holdings Ltd.	68,000	46,152
Golden Meditech Co. Ltd.*	381,332	71,838
Hengan International Group Co. Ltd.	124,000	721,595
Lee & Man Paper Manufacturing Ltd.	56,837	89,325
NetEase.com, Inc., ADR*	850	37,451

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Seagate Technology[3]	136,200	$1,639,848
Tencent Holdings Ltd.	66,600	899,739
Tingyi (Cayman Islands) Holding Corp.	250,000	463,223
Want Want China Holdings Ltd.	597,000	356,657
Yingli Green Energy Holding Co. Ltd., ADR*	9,000	119,430
Total Cayman Islands common stocks		5,838,729
China—2.76%
Air China Ltd., Class H*	322,000	208,572
Angang Steel Co. Ltd., Class H	182,000	412,844
Anhui Conch Cement Co. Ltd., Class H	58,000	422,462
Bank of China Ltd., Class H	2,886,000	1,437,405
China Communications Construction Co. Ltd., Class H	168,000	218,073
China Construction Bank Corp., Class H	1,436,119	1,158,153
China Life Insurance Co., Class H	256,023	1,136,404
China Life Insurance Co. Ltd. ADR	11,100	738,816
China Merchants Bank Co. Ltd., Class H	528,000	1,242,666
China Oilfield Services Ltd., Class H	86,000	93,878
China Railway Construction Corp. Ltd., Class H	11,287	18,117
China Railway Group Ltd., Class H*	1,059,000	953,777
China Shenhua Energy Co. Ltd., Class H	129,468	532,068
China South Locomotive and Rolling Stock Corp. Ltd., Series H	797,000	497,736
China Telecom Corp. Ltd., Class H	596,000	312,225
Datang International Power Generation Co. Ltd., Class H	302,000	198,345
Industrial & Commercial Bank of China, Class H	1,305,460	939,925
PetroChina Co. Ltd., ADR	312	36,738
PetroChina Co. Ltd., Class H	354,000	421,600
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	116,000	303,843
Shanghai Electric Group Co. Ltd., Class H	414,000	217,415
Weichai Power Co. Ltd., Class H	33,842	153,926
Zijin Mining Group Co. Ltd.	52,000	48,712
ZTE Corp., Class H	113,600	497,638
Total China common stocks		12,201,338

Security description	Number of shares	Value
Common stocks—(continued)
Denmark—0.16%
Novo Nordisk A/S, Class B	6,584	$387,502
Vestas Wind Systems A/S*	4,360	307,095
Total Denmark common stocks		694,597
Egypt—0.03%
Egyptian Financial Group-Hermes Holding	10,296	46,933
Orascom Construction Industries (OCI)	1,738	66,723
Orascom Telecom Holding SAE, GDR*	739	25,569
Total Egypt common stocks		139,225
Finland—0.08%
Fortum Oyj	9,127	211,392
Orion Oyj, Class B	7,346	128,784
Total Finland common stocks		340,176
France—0.52%
Alstom SA	6,827	468,719
Danone SA	874	46,895
GDF Suez	2,856	109,114
Gecina SA	2,848	234,462
L'Oreal SA	12,131	1,051,424
PagesJaunes Groupe	33,474	361,168
Suez Environnement SA	2,015	38,398
Total SA	13	721
Total France common stocks		2,310,901
Germany—0.48%
Deutsche Bank AG	909	58,807
Deutsche Post AG	25,496	403,549
E.ON AG	34,741	1,315,153
K+S AG	2,191	122,977
Q-Cells SE*	1,808	32,547
Siemens AG	1,126	89,874
SMA Solar Technology AG	1,149	91,890
Total Germany common stocks		2,114,797
Hong Kong—1.83%
Beijing Enterprises Holdings Ltd.	189,000	953,529
China Mobile Ltd.	102,500	1,079,219
China Mobile Ltd. ADR	33,739	1,770,285
China Overseas Land & Investment Ltd.	592,792	1,459,406
China Resources Enterprise Ltd.	90,000	226,683
China Resources Power Holdings Co. Ltd.	68,000	175,922
CNOOC Ltd.	611,000	823,071
CNOOC Ltd., ADR	298	39,732
Galaxy Entertainment Group Ltd.*	82,000	24,970
Henderson Land Development Co. Ltd.	43,000	284,908

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Hong Kong Exchanges & Clearing Ltd.	32,000	$602,422
MTR Corp.	124,000	449,597
Sino-Ocean Land Holdings Ltd.	174,833	186,111
Total Hong Kong common stocks		8,075,855
India—0.08%
Bharti Airtel Ltd.	3,842	32,931
Educomp Solutions Ltd.*	779	66,349
Glenmark Pharmaceuticals Ltd.*	5,062	26,392
ICICI Bank Ltd., ADR	507	15,895
Infrastructure Development Finance Co. Ltd.	8,155	22,960
Lanco Infratech Ltd.*	6,588	56,139
Mahindra & Mahindra Ltd.	1,665	29,557
Nicholas Piramal India Ltd.	5,351	34,740
Reliance Industries Ltd.*	961	39,562
Sterlite Industries (India) Ltd.	3,090	41,565
Total India common stocks		366,090
Indonesia—0.01%
PT Bank Mandiri	54,925	23,104
Ireland—0.20%
Covidien PLC[3]	23,600	892,316
Israel—0.04%
Bezeq Israeli Telecommunication Corp. Ltd.	17,441	34,743
Israel Chemicals Ltd.	4,821	54,915
Teva Pharmaceutical Industries Ltd., ADR	1,861	99,266
Total Israel common stocks		188,924
Italy—0.05%
ACEA SpA	12,314	140,058
Banca Carige SpA	22,956	65,406
ENI SpA	22	512
Total Italy common stocks		205,976
Japan—2.68%
AEON Mall Co. Ltd.	5,700	120,475
Astellas Pharma, Inc.	16,700	637,115
Daito Trust Construction Co. Ltd.	4,000	196,988
DeNA Co. Ltd.	82	250,701
FamilyMart Co. Ltd.	29,800	969,976
Fast Retailing Co. Ltd.	2,500	324,703
Hisamitsu Pharmaceutical Co., Inc.	4,300	148,597
INPEX Corp.	27	206,584
Japan Steel Works Ltd.	28,000	366,922
Japan Tobacco, Inc.	227	657,310
Lawson, Inc.	9,200	382,098
MEIJI Holdings Co. Ltd.*	12,400	500,586
Mitsubishi UFJ Financial Group, Inc. (MUFG)	33,500	200,380

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nintendo Co. Ltd.	3,400	$919,482
Nippon Mining Holdings, Inc.	109,000	518,362
Rakuten, Inc.	1,245	799,958
SOFTBANK Corp.	36,000	766,605
Sompo Japan Insurance, Inc.	77,000	511,028
Sony Financial Holdings, Inc.	27	83,233
Suruga Bank Ltd.	47,000	499,678
T&D Holdings, Inc.	1,350	39,662
Takeda Pharmaceutical Co. Ltd.	26,600	1,076,650
The 77 Bank Ltd.	37,000	218,970
The Iyo Bank Ltd.	9,000	94,161
Tokio Marine Holdings, Inc.	3,500	101,717
Tokyo Steel Manufacturing Co. Ltd.	14,300	158,679
Toyo Suisan Kaisha Ltd.	2,000	49,987
Yahoo Japan Corp.	2,065	677,604
Yamaguchi Financial Group, Inc.	26,000	355,826
Total Japan common stocks		11,834,037
Jersey—0.08%
Randgold Resources Ltd., ADR	5,800	360,296
Luxembourg—0.35%
ArcelorMittal	38,030	1,370,118
Tenaris SA	11,290	171,215
Total Luxembourg common stocks		1,541,333
Malaysia—0.01%
Genting Berhad	16,032	29,584
Mauritius—0.03%
Golden Agri-Resources Ltd.	484,167	142,981
Mexico—0.03%
America Movil SA de C.V., ADR, Series L	2,626	112,944
Cemex SAB de C.V.*	19,252	18,117
Total Mexico common stocks		131,061
Netherlands—0.14%
Aegon N.V.	30,185	221,911
Unilever N.V.	14,663	400,637
Total Netherlands common stocks		622,548
New Zealand—0.02%
Auckland International Airport Ltd.	57,053	64,222
Norway—0.18%
Aker Solutions ASA	53,200	456,537
Marine Harvest*	67,599	42,460
Renewable Energy Corp. AS*	14,200	112,753
Telenor ASA*	12,000	110,692
Yara International ASA	2,704	83,818
Total Norway common stocks		806,260

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
Papua New Guinea—0.01%
New Britain Palm Oil Ltd.	4,055	$23,708
Peru—0.01%
Compania de Minas Buenaventura SA, ADR	2,200	57,310
Philippines—0.01%
Philippine Long Distance Telephone Co., ADR	600	31,602
Portugal—0.23%
Banco Comercial Portugues SA (BCP)	965,020	1,032,957
Russia—0.06%
Gazprom, ADR	3,358	69,343
Mechel, ADR	3,419	36,515
Mining & Metallurgical Co. Norilsk Nickel, ADR	7,836	78,438
Rosneft Oil Co., GDR	13,288	81,190
Total Russia common stocks		265,486
Singapore—0.66%
SembCorp Industries Ltd.	83,000	185,130
SembCorp Marine Ltd.	49,000	106,229
Singapore Exchange Ltd.	194,000	1,175,472
Singapore Telecommunications Ltd.	552,000	1,342,459
Wilmar International Ltd.	26,391	109,844
Total Singapore common stocks		2,919,134
South Africa—0.12%
Adcock Ingram Holdings Ltd.	4,844	28,714
Anglo Platinum Ltd.	732	52,306
Aspen Pharmacare Holdings Ltd.*	7,913	60,673
Barloworld Ltd.	8,241	48,320
Gold Fields Ltd.	1,739	20,718
Impala Platinum Holdings Ltd.	2,181	52,836
MTN Group Ltd.	1,213	20,008
Naspers Ltd., N Shares	700	20,883
Sasol Ltd.	4,695	168,197
Truworths International Ltd.	12,819	66,061
Total South Africa common stocks		538,716
South Korea—0.05%
LG Display Co. Ltd.	1,102	31,808
LG Electronics, Inc.	508	53,563
Samsung Electronics Co. Ltd.	84	49,516
Samsung Securities Co. Ltd.	589	36,831
Shinsegae Co. Ltd.	60	25,940
Total South Korea common stocks		197,658
Spain—0.80%
Banco Santander SA	38,101	551,742
Enagas	998	19,736

Security description	Number of shares	Value
Common stocks—(continued)
Spain—(concluded)
Gamesa Corp. Tecnologica SA (Gamesa)	14,811	$320,451
Grifols SA	40,906	744,825
Iberdrola SA	80,714	692,551
Repsol YPF SA	36,933	857,515
Zardoya Otis SA	15,581	353,989
Total Spain common stocks		3,540,809
Sweden—0.21%
SSAB Svenskt Staal AB, Series B	74,997	896,409
Tele2 AB, B Shares	2,301	30,963
Volvo AB, A Shares	2,543	18,061
Total Sweden common stocks		945,433
Switzerland—0.45%
Credit Suisse Group AG	4,500	212,652
Nestle SA	11,412	469,658
Noble Corp.	8,500	287,810
Swiss Life Holding AG*	2,706	271,195
Syngenta AG	748	172,607
Tyco International Ltd.[3]	19,300	583,246
Total Switzerland common stocks		1,997,168
Taiwan—0.09%
Advanced Semiconductor Engineering, Inc.	34,336	24,751
Cathay Financial Holding Co. Ltd.*	17,365	26,676
Chinatrust Financial Holding Co. Ltd.	43,120	27,272
Chunghwa Telecom Co. Ltd., ADR	1,466	25,588
HON HAI Precision Industry Co. Ltd. (Foxconn)	27,141	93,481
HTC Corp.	3,000	40,920
MediaTek, Inc.	2,669	38,358
Taiwan Mobile Co. Ltd.	25,436	38,920
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,810	81,776
Total Taiwan common stocks		397,742
Thailand—0.01%
Bangkok Bank Public Co. Ltd.	14,270	47,175
United Kingdom—1.30%
Anglo American PLC	45,381	1,463,069
BAE Systems PLC	43,869	224,973
Berkeley Group Holdings PLC*	29,641	408,984
BG Group PLC	51	851
BHP Billiton PLC	7,410	193,469
BP PLC	109	905
Man Group PLC	77,686	359,140
National Grid PLC	9,035	84,292
Reed Elsevier PLC	175,520	1,240,958
Rio Tinto PLC	11,370	472,736

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
Royal Dutch Shell PLC	26	$675
Royal Dutch Shell PLC, A Shares	28,130	738,679
Scottish & Southern Energy PLC	8,779	162,340
Xstrata PLC	28,390	383,282
Total United Kingdom common stocks		5,734,353
United States—15.14%
Acco Brands Corp.*	45,600	199,272
Acuity Brands, Inc.	5,600	165,256
Advance Auto Parts, Inc.[3]	12,200	564,006
Aflac, Inc.[3]	11,700	442,962
Alleghany Corp.*	576	155,808
Allegheny Energy, Inc.	7,000	176,470
Allstate Corp.	3,900	104,949
Amazon.com, Inc.*	17,300	1,483,648
Ameriprise Financial, Inc.	6,900	191,820
Apple, Inc.3,*	16,900	2,761,291
Applied Materials, Inc.	8,000	110,400
Arbitron, Inc.	29,400	478,632
Archer-Daniels-Midland Co.	7,300	219,876
Bank of America Corp.	36,000	532,440
Belden CDT, Inc.	26,300	461,302
Berkshire Hathaway, Inc., Class B*	110	349,855
Biogen Idec, Inc.3,*	1,900	90,345
BlackRock, Inc.[3]	3,000	571,620
BorgWarner, Inc.	3,203	106,308
C.H. Robinson Worldwide, Inc.[3]	3,300	179,949
CA, Inc.	8,100	171,234
Cabot Oil & Gas Corp.	1,900	66,747
Cardinal Health, Inc.	5,600	186,480
Carlisle Cos., Inc.	20,200	632,866
CF Industries Holdings, Inc.	1,400	110,516
CONSOL Energy, Inc.	31,700	1,126,301
Corn Products International, Inc.	1,700	47,600
Corning, Inc.	29,800	506,600
Costco Wholesale Corp.[3]	11,000	544,500
Covanta Holding Corp.*	8,438	142,518
Cree, Inc.*	1,999	64,088
Cummins, Inc.	2,172	93,418
CVS Caremark Corp.[3]	18,900	632,772
Deere & Co.	3,100	135,594
Dell, Inc.*	33,100	442,878
Deltic Timber Corp.	3,699	166,344
Diamond Offshore Drilling, Inc.[3]	6,600	593,142
Diebold, Inc.	7,100	196,812
DISH Network Corp., Class A*	49,400	837,330
Dolby Laboratories, Inc., Class A3,*	6,200	258,106
Dow Chemical Co.	3,800	80,446
Dun & Bradstreet Corp.[3]	17,100	1,231,029
eBay, Inc.*	24,200	514,250
El Paso Corp.	58,500	588,510

Security description	Number of shares	Value
Common stocks—(continued)
United States—(continued)
EMC Corp.*	95,000	$1,430,700
Energy Conversion Devices, Inc.*	4,100	58,384
Entergy Corp.	1,106	88,845
EOG Resources, Inc.	800	59,224
EQT Corp.	3,800	145,844
ESCO Technologies, Inc.*	3,800	156,142
Exelon Corp.	4,500	228,870
Expeditors International of Washington, Inc.	15,700	532,701
Exterran Holdings, Inc.*	1,600	27,824
Fidelity National Financial, Inc., Class A	3,700	53,095
First Solar, Inc.*	1,416	218,616
Fiserv, Inc.*	11,100	526,251
FLIR Systems, Inc.3,*	8,700	186,963
Flowserve Corp.[3]	1,300	105,001
Fluor Corp.[3]	36,800	1,943,040
FMC Corp.[3]	7,300	355,072
Ford Motor Co.3,*	315,700	2,525,600
Forest Laboratories, Inc.3,*	40,700	1,051,281
FPL Group, Inc.	3,414	193,471
Franklin Resources, Inc.[3]	2,700	239,436
Freeport-McMoRan Copper & Gold, Inc.	26,180	1,578,654
GameStop Corp., Class A*	13,700	299,893
GATX Corp.	18,378	463,493
General Dynamics Corp.[3]	28,200	1,561,998
Gilead Sciences, Inc.3,*	6,000	293,580
Goldman Sachs Group, Inc.	3,300	538,890
Google, Inc., Class A*	4,200	1,860,810
Hansen Natural Corp.3,*	1,500	46,515
Hewlett-Packard Co.[3]	16,500	714,450
International Game Technology	29,300	578,675
Intuitive Surgical, Inc.3,*	1,200	272,784
ITC Holdings Corp.	3,000	143,100
Itron, Inc.*	2,400	125,208
Jacobs Engineering Group, Inc.3,*	8,200	336,036
Johnson & Johnson[3]	9,000	548,010
Kroger Co.	5,032	107,584
Lance, Inc.	6,200	157,108
Liberty Global, Inc., Series C*	20,200	420,968
Lincoln National Corp.	5,100	108,069
Mattel, Inc.	39,100	687,378
Maxim Integrated Products, Inc.[3]	78,100	1,383,932
McAfee, Inc.*	5,300	236,274
Merck & Co., Inc.	5,300	159,053
Monsanto Co.	4,595	385,980
Moody's Corp.[3]	18,900	448,686
National-Oilwell Varco, Inc.*	2,600	93,444
Newell Rubbermaid, Inc.[3]	16,400	211,068
Newmont Mining Corp.	24,350	1,006,872
Northeast Utilities	8,000	184,080
NVIDIA Corp.*	99,500	1,286,535

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Common stocks—(continued)
United States—(continued)
O'Reilly Automotive, Inc.*	3,300	$134,178
ON Semiconductor Corp.*	21,982	160,469
Oracle Corp.	65,400	1,447,302
Ormat Technologies, Inc.	1,911	75,656
Owens-Illinois, Inc.3,*	9,800	332,612
Peabody Energy Corp.[3]	9,000	297,990
Penske Automotive Group, Inc.	8,981	185,727
PG&E Corp.	900	36,333
Pharmaceutical Product Development, Inc. (PPD)[3]	23,200	481,864
Pitney Bowes, Inc.[3]	39,900	823,935
Polo Ralph Lauren Corp.[3]	4,100	258,505
Precision Castparts Corp.[3]	500	39,905
Prudential Financial, Inc.	2,400	106,248
Public Storage[3]	12,000	870,840
QUALCOMM, Inc.	23,700	1,095,177
Quanta Services, Inc.*	5,254	122,471
Questar Corp.	3,000	99,210
Ralcorp Holdings, Inc.*	6,513	413,641
Raytheon Co.[3]	22,500	1,056,375
Ross Stores, Inc.	400	17,636
Safeway, Inc.	16,000	302,880
SEACOR Holdings, Inc.*	2,100	166,908
Sears Holdings Corp.3,*	3,500	232,190
SEI Investments Co.	2,200	41,580
Simcere Pharmaceutical Group, ADR*	9,800	92,904
Sohu.com, Inc.*	800	48,936
St. Mary Land & Exploration Co.	3,800	90,706
Starbucks Corp.*	47,900	847,830
Stryker Corp.[3]	28,500	1,108,080
SunPower Corp., Class A*	7,100	228,620
SunPower Corp., Class B*	3,732	101,884
T. Rowe Price Group, Inc.[3]	21,800	1,018,278
Texas Instruments, Inc.	15,100	363,155
The J.M. Smucker Co.	1,382	69,141
The Mosaic Co.	19,956	1,040,705
The NASDAQ OMX Group, Inc.3,*	26,800	566,284
Time Warner Cable, Inc.	4,700	155,382
Time Warner, Inc.[3]	20,000	533,200
Torchmark Corp.[3]	2,700	105,462
Total System Services, Inc.[3]	17,900	262,772
TRW Automotive Holdings Corp.*	6,600	111,078
Tyson Foods, Inc., Class A3	9,139	104,459
UniFirst Corp.	1,900	73,948
Varian Medical Systems, Inc.3,*	9,300	328,011
Vertex Pharmaceuticals, Inc.*	21,000	756,210
VMware, Inc., Class A*	15,800	509,234
Websense, Inc.*	8,400	124,320
Wells Fargo & Co.	15,200	371,792
Western Union Co.[3]	69,100	1,207,868
Xerox Corp.	9,300	76,167

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Yahoo!, Inc.*	49,300	$705,976
Yum! Brands, Inc.	34,200	1,212,732
Zep, Inc.	11,700	188,136
Zimmer Holdings, Inc.3,*	14,900	694,340
Total United States common stocks		66,979,019
Total common stocks (cost—$139,526,483)		156,059,206
Preferred stock—0.01%
Brazil—0.01%
Vivo Participacoes SA (cost—$22,420)	1,181	26,902
Investment companies—0.84%
United States—0.84%
Energy Select Sector SPDR Fund	47,300	2,389,123
SPDR Metals & Mining ETF	33,200	1,316,048
Total investment companies (cost—$3,384,274)		3,705,171
Unit trusts—0.20%
Canada—0.20%
Canadian Oil Sands Trust	22,500	566,442
Penn West Energy Trust	23,000	299,977
Total unit trusts (cost—$607,171)		866,419
	Face amount[4]
US government obligations—3.46%
US Treasury Bonds
6.375%, due 08/15/27	$2,000,000	2,528,124
6.625%, due 02/15/27	1,200,000	1,550,250
US Treasury Inflation Index Bonds (TIPS)
2.000%, due 01/15/26	861,904	836,047
US Treasury Inflation Index Notes (TIPS)
0.875%, due 04/15/10	5,305,125	5,316,733
1.625%, due 01/15/15	559,940	557,840
2.500%, due 07/15/16	211,770	222,292
4.250%, due 01/15/10	1,270,980	1,294,017
US Treasury Principal STRIPS
due 11/15/26[5]	6,500,000	3,000,010
Total US government obligations (cost—$15,433,110)		15,305,313
Federal farm credit bank certificates—1.12%
FFCB
4.500%, due 05/21/15 (cost—$4,751,416)	4,700,000	4,941,726

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[4]	Value
Federal home loan mortgage corporation certificates**—0.41%
FHLMC
4.500%, due 05/01/23	$33,940	$34,860
5.000%, due 09/01/38	674,065	690,122
5.500%, due 06/01/38	886,618	919,276
6.000%, due 11/01/36	22,479	23,599
6.000%, due 11/01/37	107,514	112,790
6.000%, due 04/01/38	24,101	25,284
6.000%, due 02/01/39	25,564	26,817
Total federal home loan mortgage corporation certificates (cost—$1,778,212)		1,832,748
Federal national mortgage association certificates**—7.47%
FNMA
1.750%, due 04/15/11	2,000,000	2,009,016
1.875%, due 04/08/11	2,500,000	2,513,390
2.000%, due 04/01/11	3,800,000	3,828,409
2.125%, due 04/15/11	2,000,000	2,018,572
4.120%, due 05/06/13	2,000,000	2,016,642
4.241%, due 04/01/37[6]	3,037,260	3,142,530
4.500%, due 10/01/18	405,166	423,065
4.500%, due 11/01/18	93,522	97,653
4.500%, due 12/01/18	152,601	159,343
4.500%, due 05/01/19	588,507	613,216
4.500%, due 06/01/19	285,914	297,920
4.500%, due 08/01/19	202,251	210,744
4.500%, due 06/01/23	655,382	673,750
5.000%, due 12/01/18	3,677,318	3,866,772
5.000%, due 12/01/19	2,755,379	2,897,336
5.000%, due 06/01/23	5,617,736	5,899,261
5.000%, due 07/01/34	733,372	753,288
5.500%, due 02/01/38	774,191	802,950
6.000%, due 03/01/32	158	167
6.000%, due 05/01/33	15,318	16,202
6.000%, due 12/01/33	7,080	7,480
6.000%, due 04/01/35	11,728	12,343
6.000%, due 07/01/35	63,829	67,171
6.000%, due 08/01/35	779	820
6.000%, due 11/01/35	140,312	147,658
6.000%, due 01/01/36	184,985	194,671
6.000%, due 02/01/36	16,238	17,063
6.000%, due 09/01/36	20,236	21,264
6.000%, due 10/01/36	19,470	20,459
6.000%, due 08/01/37	77,103	80,947
6.000%, due 09/01/37	90,283	94,784
6.000%, due 10/01/37	20,386	21,403
6.000%, due 11/01/37	39,166	41,119
6.000%, due 01/01/38	21,448	22,517
6.000%, due 02/01/38	28,014	29,411
6.000%, due 01/01/39	24,500	25,722
Total federal national mortgage association certificates (cost—$32,370,849)		33,045,058

Security description	Face amount[4]	Value
Collateralized mortgage obligations—6.61%
American Home Mortgage Assets, Series 2006-3, Class 1A1 2.180%, due 10/25/46[6]	$779,778	$368,896
Series 2006-3, Class 2A11 2.150%, due 10/25/46[6]	796,175	371,102
Series 2006-4, Class 1A11 0.475%, due 10/25/46[6]	1,389,861	647,180
Series 2007-1, Class A1 1.910%, due 02/25/47[6]	807,923	325,605
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.655%, due 10/25/34[6]	55,531	40,853
Series 2005-4, Class 1A1 0.575%, due 11/25/45[6]	1,077,865	546,750
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.569%, due 06/20/47[6]	600,000	102,455
BCAP LLC Trust, Series 2006-RR1, Class CF 0.925%, due 11/25/36[6]	207,270	170,286
Bear Stearns Alternative Trust-A Trust, Series 2005-8, Class 11A1 0.555%, due 10/25/35[6]	965,672	490,798
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36	1,319,093	956,297
Countrywide Alternative Loan Trust, Series 2005-46C8, Class A8 5.500%, due 10/25/35	824,495	667,622
Series 2005-61, Class 1A1 0.545%, due 12/25/35[6]	1,256,086	650,961
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36	364,830	229,941
Series 2006-5T2, Class A3 6.000%, due 04/25/36	1,115,667	715,231
Series 2007-0A11, Class A1A 2.590%, due 11/25/47[6]	945,906	338,298
Series 2007-6, Class A4 5.750%, due 04/25/47	1,200,000	512,814
Countrywide Home Loan, Series 2007-14, Class A19 6.000%, due 09/25/37	830,937	579,968
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500%, due 10/25/21	1,367,887	837,831
DSLA Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.679%, due 11/19/44[6]	1,263,842	612,118
Series 2006-AR2, Class 2A1A 0.489%, due 11/19/37[6]	626,463	293,886

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[4]	Value
Collateralized mortgage obligations—(continued)
First Horizon Alternative Mortgage Securities, Series 2005-AA9, Class AA9 5.618%, due 11/25/36[6]	$1,226,042	$752,842
FNMA REMIC, Series 2008-56, Class FD** 1.225%, due 07/25/48[6]	1,789,535	1,784,154
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.505%, due 06/25/37[6]	656,798	307,936
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A 0.599%, due 11/19/35[6]	2,849,263	1,588,194
Series 2005-11, Class 2A1A 0.599%, due 08/19/45[6]	310,983	166,231
Series 2005-16, Class 3A1A 0.539%, due 01/19/36[6]	754,083	373,740
Series 2005-3, Class 2A1A 0.529%, due 06/19/35[6]	1,556,717	801,634
Series 2005-9, Class 2A1A 0.629%, due 06/20/35[6]	649,030	351,957
Series 2006-1, Class 2A1A 0.529%, due 03/19/37[6]	1,409,752	689,299
Series 2006-12, Class 2A2A 0.479%, due 01/19/38[6]	708,705	346,249
Series 2006-14, Class 2A1A 0.439%, due 01/25/47[6]	2,701,227	1,257,335
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A 0.495%, due 05/25/46[6]	2,332,776	1,125,026
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.705%, due 12/25/36[6]	1,542,705	626,061
Luminent Mortgage Trust, Series 2006-2, Class A1A 0.485%, due 02/25/46[6]	2,438,369	1,182,414
Series 2006-5, Class A1A 0.475%, due 07/25/36[6]	906,141	426,451
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.378%, due 11/14/42[6]	500,000	478,875
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1 6.195%, due 11/25/37[6]	862,008	551,592
MortgageIT Trust, Series 2005-AR1, Class 1A1 0.535%, due 11/25/35[6]	826,951	405,796
Residential Accredit Loans, Inc., Series 2005-Q05, Class A1 2.210%, due 01/25/46[6]	2,550,204	1,349,972
Series 2007-QH9, Class A1 6.536%, due 11/25/37[6]	935,695	426,396
Series 2007-QS1, Class 2A2 0.645%, due 01/25/37[6]	2,194,228	1,075,648

Security description	Face amount[4]	Value
Collateralized mortgage obligations—(concluded)
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000%, due 04/25/37	$1,262,390	$649,116
Sequoia Mortgage Trust, Series 2004-10, Class A3A 1.971%, due 11/20/34[6]	116,874	82,359
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 7A1 6.006%, due 11/25/35	2,209,791	1,487,019
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 2.020%, due 07/25/47[6]	884,366	433,084
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,464,563	1,051,510
Total collateralized mortgage obligations (cost—$42,844,206)		29,229,782
Asset-backed securities—1.27%
Bank of America Auto Trust, Series 2009-1A, Class A2 1.700%, due 12/15/11[7,8]	1,800,000	1,802,917
Chase Issuance Trust, Series 2009-A5, Class A5 1.088%, due 06/15/12[6]	2,500,000	2,497,831
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 1.285%, due 10/01/37[6,7,8]	275,707	209,537
Series 2007-1, Class 2A2 1.535%, due 10/01/37[6,7,8]	130,000	44,200
Series 2007-1, Class 2A3 1.735%, due 10/01/37[6,7,8]	230,000	69,000
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	63,657	29,600
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	105,607	36,195
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.489%, due 11/20/36[6]	364,213	275,568
USAA Auto Owner Trust, Series 2007-2, Class A3 4.900%, due 02/15/12	619,762	630,532
Total asset-backed securities (cost—$6,088,789)		5,595,380
Corporate notes—8.79%
Australia—0.90%
QBE Insurance Group Ltd. 9.750%, due 03/14/14[7,8]	105,000	114,009

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[4]		Value
Corporate notes—(continued)
Australia—(concluded)
Suncorp-Metway Ltd. 0.989%, due 12/17/10[6,9]		$1,000,000	$1,000,160
1.759%, due 04/15/11[6,9]		2,500,000	2,533,727
Westfield Capital/Westfield Financial 4.375%, due 11/15/10[9]		325,000	322,411
Total Australia corporate notes			3,970,307
Bermuda—0.09%
Endurance Specialty Holdings 7.000%, due 07/15/34		125,000	90,258
Qtel International Finance 6.500%, due 06/10/14[9]		170,000	179,057
White Mountains Re Group 6.375%, due 03/20/17[9]		150,000	114,776
Total Bermuda corporate notes			384,091
Canada—0.44%
Canadian Natural Resources 5.150%, due 02/01/13		250,000	258,378
5.700%, due 05/15/17		40,000	42,043
Nexen, Inc. 6.400%, due 05/15/37		225,000	211,988
Rogers Communications, Inc. 6.800%, due 08/15/18		450,000	515,268
Thomson Reuters Corp. 6.500%, due 07/15/18		450,000	496,787
TransCanada Pipelines 7.625%, due 01/15/39		175,000	222,257
Transocean, Inc. 6.800%, due 03/15/38		200,000	228,734
Total Canada corporate notes			1,975,455
Cayman Islands—0.05%
Resona Preferred Global Securities 7.191%, due 07/30/15[9,10,11]		275,000	200,750
Denmark—0.04%
Nordic Telephone Co. Holdings 8.250%, due 05/01/16	EUR	125,000	181,726
France—1.36%
Dexia Credit Local 2.375%, due 09/23/11[9]		1,500,000	1,503,111
Societe Financement de l'Economie Francaise 1.500%, due 10/29/10[9]		4,500,000	4,500,863
Total France corporate notes			6,003,974
Germany—0.35%
NRW Bank MTN 5.375%, due 07/19/10		1,500,000	1,551,952
Ireland—0.02%
VIP Fin (Vimpelcom) 9.125%, due 04/30/18		100,000	90,500

Security description	Face amount[4]		Value
Corporate notes—(continued)
Luxembourg—0.37%
ArcelorMittal 6.125%, due 06/01/18		$575,000	$555,363
Hellas Telecom V 4.496%, due 10/15/12[6]	EUR	250,000	251,209
Telecom Italia Capital 6.000%, due 09/30/34		200,000	187,252
6.200%, due 07/18/11		325,000	344,392
7.721%, due 06/04/38		275,000	309,908
Total Luxembourg corporate notes			1,648,124
Mexico—0.13%
Petroleos Mexicanos 8.000%, due 05/03/19[9]		510,000	575,025
Netherlands—0.23%
Impress Holdings BV 4.121%, due 09/15/13[6]		250,000	326,037
LeasePlan Corp. N.V. 3.000%, due 05/07/12[9]		700,000	705,971
Total Netherlands corporate notes			1,032,008
New Zealand—0.14%
ANZ National (International) Ltd. 3.250%, due 04/02/12[7,8]		600,000	614,826
United Arab Emirates—0.04%
Dolphin Energy Ltd. 5.888%, due 06/15/19[7,8]		170,000	169,745
United Kingdom—0.12%
HSBC Holdings PLC 6.500%, due 09/15/37		250,000	235,575
Royal Bank of Scotland Group PLC 9.118%, due 03/31/10[10]		200,000	184,000
Swiss Re Capital I LP 6.854%, due 05/25/16[9,10,11]		175,000	105,000
Total United Kingdom corporate notes			524,575
United States—4.51%
Allied Waste Industries, Inc. 4.250%, due 04/15/34		85,000	84,363
Altria Group, Inc. 9.700%, due 11/10/18		275,000	334,403
Anheuser-Busch InBev Worldwide, Inc. 7.750%, due 01/15/19[9]		550,000	642,398
ANZ Capital Trust II 5.360%, due 12/15/13[9,10,11]		200,000	174,632
Bank of America Corp. 5.750%, due 12/01/17		200,000	192,019
Bear Stearns Co., Inc. 6.400%, due 10/02/17		25,000	26,732
7.250%, due 02/01/18		950,000	1,064,976

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[4]	Value
Corporate notes—(continued)
United States—(continued)
Boardwalk Pipelines LP 5.875%, due 11/15/16	$225,000	$214,757
Boston Scientific Corp. 6.250%, due 11/15/35	125,000	109,375
Chubb Corp. 6.500%, due 05/15/38	150,000	164,369
Citigroup Funding, Inc. 2.125%, due 07/12/12	600,000	602,270
CNA Financial Corp. 7.250%, due 11/15/23	100,000	73,053
Comcast Corp. 5.500%, due 03/15/11	225,000	236,578
6.450%, due 03/15/37	200,000	214,086
Comcast Holdings Corp. 10.625%, due 07/15/12	250,000	301,929
Commonwealth Edison Co. 5.800%, due 03/15/18	350,000	376,962
5.900%, due 03/15/36	150,000	156,859
COX Communications, Inc. 4.625%, due 01/15/10	400,000	403,944
6.250%, due 06/01/18[9]	375,000	397,102
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	250,000	253,125
Darden Restaurants, Inc. 5.625%, due 10/15/12	225,000	232,825
Dow Chemical Co. 7.600%, due 05/15/14	375,000	407,482
EchoStar DBS Corp. 7.125%, due 02/01/16	250,000	242,500
Energy Transfer Partners 5.950%, due 02/01/15	300,000	317,706
6.700%, due 07/01/18	350,000	374,155
Enterprise Products Operating LLC 6.300%, due 09/15/17	175,000	188,195
6.500%, due 01/31/19	225,000	247,567
8.375%, due 08/01/66[6]	200,000	174,000
Enterprise Products Operating LLC, Series B 5.000%, due 03/01/15	175,000	173,564
FirstEnergy Corp. 7.375%, due 11/15/31	100,000	109,984
Fiserv, Inc. 6.125%, due 11/20/12	250,000	266,724
Freeport-McMoRan Copper & Gold, Inc. 4.995%, due 04/01/15[6]	125,000	120,233
GMAC, Inc. 6.875%, due 09/15/11	750,000	682,900
HCA, Inc. 9.625%, due 11/15/16[12]	131,000	136,567
International Game Technology 7.500%, due 06/15/19	175,000	186,263

Security description	Face amount[4]	Value
Corporate notes—(continued)
United States—(continued)
International Lease Finance Corp. MTN 4.950%, due 02/01/11	$175,000	$135,624
JPMorgan Chase Bank NA 6.000%, due 10/01/17	250,000	259,769
L-3 Communications Corp. 7.625%, due 06/15/12	375,000	379,219
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13	450,000	454,345
6.400%, due 08/28/17	100,000	98,210
MetLife Capital Trust X 9.250%, due 04/08/33[6,9]	300,000	288,375
MidAmerican Energy Holdings Co. 5.750%, due 04/01/18	300,000	319,949
6.125%, due 04/01/36	225,000	239,031
Morgan Stanley MTN 5.950%, due 12/28/17	225,000	231,678
6.250%, due 08/28/17	200,000	207,986
6.625%, due 04/01/18	100,000	106,428
Nevada Power Co. 6.500%, due 05/15/18	375,000	403,469
Nisource Finance Corp. 10.750%, due 03/15/16	150,000	174,713
ONEOK Partners, LP 6.150%, due 10/01/16	75,000	80,591
6.850%, due 10/15/37	50,000	52,792
Philip Morris International, Inc. 5.650%, due 05/16/18	425,000	452,168
PNC Bank NA 6.875%, due 04/01/18	250,000	269,826
Progress Energy, Inc. 7.050%, due 03/15/19	300,000	343,965
Puget Sound Energy, Inc., Series A 6.974%, due 06/01/67[6]	150,000	109,638
Qwest Capital Funding, Inc. 7.900%, due 08/15/10	375,000	377,812
Reed Elsevier Capital, Inc. 8.625%, due 01/15/19	300,000	362,166
Simon Property Group LP 6.125%, due 05/30/18	725,000	685,507
SLM Corp. MTN 0.664%, due 07/26/10[6]	100,000	88,188
5.125%, due 08/27/12	425,000	319,443
8.450%, due 06/15/18	25,000	20,000
Tennessee Gas Pipeline 8.375%, due 06/15/32	350,000	412,618
TEPPCO Partners LP 6.650%, due 04/15/18	425,000	452,333
Verizon Wireless Capital 8.500%, due 11/15/18[9]	250,000	317,476
Wachovia Corp. MTN 5.500%, due 05/01/13	975,000	1,021,768
Wells Fargo & Co. 5.625%, due 12/11/17	100,000	101,501

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Face amount[4]	Value
Corporate notes—(concluded)
United States—(concluded)
Wells Fargo Capital XIII 7.700%, due 03/26/13[10,11]	$425,000	$369,750
Whirlpool Corp. 8.000%, due 05/01/12	75,000	79,020
8.600%, due 05/01/14	100,000	107,342
Williams Cos., Inc. 6.375%, due 10/01/10[9]	250,000	254,977
ZFS Finance USA Trust I 6.150%, due 12/15/10[9,11]	550,000	489,500
Total United States corporate notes		19,951,774
Total corporate notes (cost—$37,817,349)		38,874,832
Municipal bonds and notes—0.09%
United States—0.09%
California (Build America Bonds) 7.500%, due 04/01/34	200,000	206,378
7.550%, due 04/01/39	200,000	206,748
Total municipal bonds and notes (cost—$379,139)		413,126
Non-US government obligations—0.31%
Argentina—0.11%
Republic of Argentina 7.000%, due 10/03/15	930,000	513,825
Japan—0.14%
Japan Finance Corp. 2.000%, due 06/24/11	600,000	605,549
Peru—0.06%
Republic of Peru 7.125%, due 03/30/19	250,000	270,000
Total non-US government obligations (cost—$1,226,223)		1,389,374
Time deposit—2.18%
Rabobank Nederland N.V. 0.120%, due 08/03/09 (cost—$9,639,955)	9,639,955	9,639,955
Short-term US government obligations[13]—17.34%
US Treasury Bills
0.145%, due 08/13/09	5,000,000	4,999,758
0.155%, due 08/13/09	20,000,000	19,998,967
0.175%, due 10/29/09[3]	8,675,000	8,671,247
0.235%, due 11/12/09	8,000,000	7,994,621
0.260%, due 11/12/09	35,000,000	34,973,964
Total short-term US government obligations (cost—$76,638,557)		76,638,557

Security description	Face amount[4]	Value
Repurchase agreement—13.11%
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $59,111,228 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$59,105,317); proceeds: $57,944,048 (cost—$57,944,000)	$57,944,000	$57,944,000
	Number of contracts
Options*—0.05%
Call options purchased—0.05%
DJ Euro Stoxx 50 Index, strike @ EUR 650, expires 08/21/09	80	64,081
Russell 2000 Index, strike @ $560, expires 08/22/09	9	9,855
S&P 500 Index, strike @ $975, expires 08/22/09	49	133,281
Total call options purchased		207,217
Put options purchased—0.00%***
DJ Euro Stoxx 50 Index, strike @ EUR 900, expires 09/18/09	213	10,018
Russell 2000 Index, strike @ $380, expires 09/19/09	12	300
S&P 500 Index, strike @ $700, expires 09/19/09	84	6,720
Total put options purchased		17,038
Total options (cost—$204,825)		224,255
Total investments before investments sold short (cost—$430,656,978)—98.56%		435,731,804
	Number of shares
Investments sold short—(4.77)%
Common stocks—(4.75)%
Belgium—(0.08)%
Anheuser-Busch InBev N.V	(8,865)	(352,714)
Bermuda—(0.05)%
PartnerRe Ltd.	(2,900)	(198,911)
Canada—(0.46)%
Biovail Corp.	(4,100)	(54,616)
George Weston Ltd.	(17,100)	(931,948)
Gerdau Ameristeel Corp.	(80,100)	(555,439)
Ivanhoe Mines Ltd.	(30,800)	(248,744)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Security description	Number of shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Canada—(concluded)
Loblaw Cos. Ltd.	(4,200)	$(133,340)
Open Text Corp.	(3,500)	(132,657)
Total Canada common stocks		(2,056,744)
Finland—(0.02)%
Kesko Oyj, B Shares	(3,587)	(94,582)
France—(0.05)%
Eutelsat Communications	(8,550)	(238,913)
Germany—(0.25)%
Bayerische Motoren Werke (BMW) AG	(13,440)	(621,230)
United Internet AG	(38,062)	(485,535)
Total Germany common stocks		(1,106,765)
Japan—(0.98)%
Amada Co. Ltd.	(43,000)	(273,564)
Chugoku Electric Power Co., Inc.	(7,200)	(150,810)
Citizen Holdings Co. Ltd.	(33,800)	(183,601)
Dai Nippon Printing Co. Ltd.	(8,000)	(117,178)
East Japan Railway Co.	(7,400)	(424,645)
Furukawa Electric Co. Ltd.	(58,000)	(280,116)
Haseko Corp.	(451,000)	(428,956)
Hino Motors Ltd.	(6,000)	(20,037)
Hokuriku Electric Power Co.	(24,600)	(562,843)
Kawasaki Kisen Kaisha Ltd.	(23,000)	(86,774)
Mitsubishi Gas Chemical Co., Inc.	(18,000)	(110,901)
Murata Manufacturing Co. Ltd.	(1,100)	(53,939)
Nippon Sheet Glass Co. Ltd.	(32,000)	(95,704)
Nippon Yusen	(44,000)	(188,322)
NSK Ltd.	(24,000)	(130,114)
NTN Corp.	(74,000)	(299,519)
Obayashi Corp.	(40,000)	(178,811)
Seiko Epson Corp.	(6,700)	(103,093)
THK Co. Ltd.	(7,600)	(124,813)
Tohoku Electric Power Co., Inc.	(5,000)	(104,148)
Toyota Tsusho Corp.	(6,900)	(106,025)
Ushio, Inc.	(1,000)	(18,864)
Yamaha Motor Co. Ltd.	(24,300)	(302,514)
Total Japan common stocks		(4,345,291)
Netherlands—(0.27)%
ASML Holding N.V.	(45,718)	(1,197,023)
Switzerland—(0.11)%
Adecco SA	(3,288)	(158,454)
Givaudan SA	(253)	(169,156)
Nobel Biocare Holding AG	(5,858)	(139,125)
Total Switzerland common stocks		(466,735)

Security description	Number of shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
United Kingdom—(0.24)%
F&C Asset Management PLC	(47,236)	$(57,996)
Friends Provident Group PLC	(472,360)	(553,521)
Prudential PLC	(57,188)	(428,212)
Total United Kingdom common stocks		(1,039,729)
United States—(2.24)%
Amylin Pharmaceuticals, Inc.	(33,800)	(497,198)
Annaly Capital Management, Inc.	(21,600)	(363,960)
Cadence Design Systems, Inc.	(75,400)	(444,860)
Caterpillar, Inc.	(15,200)	(669,712)
Celgene Corp.	(19,200)	(1,093,633)
Charles River Laboratories International, Inc.	(15,600)	(515,892)
Constellation Energy Group, Inc.	(14,200)	(407,540)
Edwards Lifesciences Corp.	(7,500)	(490,575)
FTI Consulting, Inc.	(7,700)	(419,111)
Iron Mountain, Inc.	(5,500)	(160,655)
Liberty Media Corp.— Entertainment, Series A	(17,800)	(497,866)
Life Technologies Corp.	(3,800)	(173,014)
Petrohawk Energy Corp.	(9,900)	(240,372)
Plains Exploration & Production Co.	(27,800)	(796,470)
Ralcorp Holdings, Inc.	(1,600)	(101,616)
Republic Services, Inc.	(9,600)	(255,360)
SBA Communications Corp., Class A	(41,200)	(1,074,908)
Stericycle, Inc.	(4,300)	(220,160)
Textron, Inc.	(3,700)	(49,728)
UDR, Inc.	(45,900)	(479,655)
Vertex Pharmaceuticals, Inc.	(27,000)	(972,270)
Total United States common stocks		(9,924,555)
Total common stocks (proceeds—$17,854,116)		$(21,021,962)
Unit Trust—(0.02)%
Canada—(0.02)%
Yellow Pages Income Fund (proceeds—$93,750)	(21,700)	(100,719)
Total investments sold short (proceeds—$17,947,866)— (4.77)%		(21,122,681)
Other assets in excess of liabilities—6.21%		27,473,234
Net assets—100.00%		$442,082,357

Aggregate cost for federal income tax purposes before investments sold short was $437,208,110 and net unrealized depreciation consisted of:

Gross unrealized appreciation	$24,413,808
Gross unrealized depreciation	(25,890,114)
Net unrealized depreciation	$(1,476,306)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

***  Amount represents less than 0.005%.

1  Security is traded on the New York Stock Exchange.

2  Security is traded on the Toronto Stock Exchange.

3  Security, or portion thereof, pledged as collateral for investments sold short, written options and futures.

4  In US Dollars unless otherwise indicated.

5  Security issued with zero coupon. Income is recognized through the accretion of discount.

6  Floating rate security. The interest rate shown is the current rate as of July 31, 2009.

7  Illiquid securities representing 1.70% of net assets as of July 31, 2009.

8  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.68% of net assets as of July 31, 2009, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 07/31/09	Value as a percentage of net assets
ANZ National (International) Ltd., 3.250%, 04/02/12	07/30/09	$614,760	0.14%	$614,826	0.14%
Bank of America Auto Trust, Series 2009-IA, Class A2, 1.700%, 12/15/11	07/07/09	1,799,843	0.41	1,802,917	0.41
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1, 1.285%, 10/01/37	10/05/07	275,707	0.06	209,537	0.05
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2, 1.535%, 10/01/37	10/05/07	130,000	0.03	44,200	0.01
CIT Mortgage Loan Trust, Series 2007-1, Class 2A3, 1.735%, 10/01/37	10/05/07	230,000	0.05	69,000	0.01
Dolphin Energy Ltd., 5.888%, 06/15/19	07/23/09	170,000	0.04	169,745	0.04
QBE Insurance Group Ltd., 9.750%, 03/14/14	12/30/08	92,264	0.02	114,009	0.02
		$3,312,574	0.75%	$3,024,234	0.68%

9  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.24% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Variable rate security. The interest rate shown is the current rate as of July 31, 2009, and resets at the next call date.

12  Payment-in-kind security for which part of the income earned may be paid as additional principal.

13  Rates shown are the discount rates at date of purchase.

ADR  American Depositary Receipt

EUR  Euro

FFCB  Federal Farm Credit Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

SPDR  Standard & Poor's Depository Receipts

STRIPS  Separate Trading of Registered Interest and Principal of Securities

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Written options

Number of contracts	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
80	DJ Euro Stoxx 50 Index, strike @ EUR 2,550	08/21/09	$39,857	$135,917	$(96,060)
9	Russell 2000 Index Option, strike @ $540	08/22/09	6,418	21,600	(15,182)
49	S&P 500 Index, strike @ $950	08/22/09	79,763	209,818	(130,055)
			$126,038	$367,335	$(241,297)
	Put options written
213	DJ Euro Stoxx 50 Index, strike @ EUR 2,000	08/21/09	$52,085	$2,732	$49,353
12	Russell 2000 Index, strike @ $410	08/22/09	6,091	120	5,971
84	S&P 500 Index, strike @ $750	08/22/09	47,158	2,520	44,638
			105,334	5,372	99,962
			$231,372	$372,707	$(141,335)

Currency type abbreviation:

EUR   Euro

Written option activity for the year ended July 31, 2009 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2008	6,140	$3,206,903
Options written	16,540,543	47,990,023
Options terminated in closing purchase transactions	(16,521,166)	(29,535,592)
Options expired prior to exercise	(25,070)	(21,429,962)
Options outstanding at July 31, 2009	447	$231,372

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
220	AUD	Australian Bond 10 Year Futures	September 2009	$18,845,798	$18,886,523	$40,725
3	EUR	DAX Index Futures	September 2009	523,372	568,022	44,650
12	EUR	FTSE MIB Index Futures	September 2009	1,658,450	1,752,764	94,314
98	EUR	German Euro Bobl Futures	September 2009	15,891,357	16,137,822	246,465
149	EUR	German Euro Bund Futures	September 2009	25,197,103	25,780,308	583,205
145	GBP	90 Day Sterling Futures	December 2010	29,320,010	29,355,699	35,689
58	GBP	FTSE 100 Index Futures	September 2009	4,157,004	4,400,066	243,062
20	GBP	United Kingdom Long Gilt 10 Year Futures	September 2009	3,884,049	3,893,294	9,245
15	HKD	Hang Seng Index Futures	August 2009	1,965,059	1,970,600	5,541
37	USD	90 Day Euro Dollar Futures	August 2009	9,194,330	9,206,988	12,658
22	USD	90 Day Euro Dollar Futures	September 2009	5,465,933	5,472,775	6,842
58	USD	MSCI EAFE E Mini Index Futures	September 2009	4,086,796	4,143,810	57,014
6	USD	S&P 500 Index Futures	September 2009	1,411,064	1,476,600	65,536
17	USD	US Treasury Bond 30 Year Futures	September 2009	1,980,482	2,023,000	42,518
368	USD	US Treasury Note 10 Year Futures	September 2009	43,341,034	43,159,500	(181,534)
				$166,921,841	$168,227,771	$1,305,930

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Futures contracts—(concluded)

Number of contracts	Currency	Sale contracts	Expiration dates	Proceeds	Current value	Unrealized appreciation (depreciation)
39	AUD	ASX SPI 200 Index Futures	September 2009	$3,234,554	$3,410,052	$(175,498)
112	AUD	Australian Bond 3 Year Futures	September 2009	9,693,196	9,620,994	72,202
221	CAD	Canada Government Bond 10 Year Futures	September 2009	24,792,614	24,622,560	170,054
32	EUR	AEX Index Futures	August 2009	2,268,369	2,562,385	(294,016)
22	EUR	CAC 40 Index Futures	August 2009	957,317	1,067,495	(110,178)
16	EUR	German Euro Bobl Futures	September 2009	2,637,738	2,648,963	(11,225)
16	EUR	German Euro Bund Futures	September 2009	2,755,035	2,768,355	(13,320)
10	EUR	IBEX 35 Index Futures	August 2009	1,360,151	1,535,211	(175,060)
145	GBP	90 Day Sterling Futures	December 2009	29,917,916	29,948,682	(30,766)
76	GBP	United Kingdom Long Gilt 10 Year Futures	September 2009	14,833,045	14,815,842	17,203
178	JPY	Japan Government Bond 10 Year Mini Futures	September 2009	25,620,216	25,815,092	(194,876)
1	JPY	TOPIX Index Futures	September 2009	96,616	100,373	(3,757)
10	USD	90 Day Euro Dollar Futures	December 2009	2,465,133	2,482,250	(17,117)
10	USD	90 Day Euro Dollar Futures	March 2010	2,463,557	2,475,375	(11,818)
259	USD	S&P 500 E Mini Index Futures	September 2009	11,898,877	12,747,980	(849,103)
312	USD	US Treasury Bond 30 Year Futures	September 2009	36,860,260	37,128,000	(267,740)
51	USD	US Treasury Note 2 Year Futures	September 2009	11,070,403	11,045,484	24,919
301	USD	US Treasury Note 5 Year Futures	September 2009	34,430,518	34,730,227	(299,709)
33	USD	US Treasury Note 10 Year Futures	September 2009	3,878,787	3,870,281	8,506
				$221,234,302	$223,395,601	$(2,161,299)
						$(855,369)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR   Euro

GBP   Great Britain Pound

HKD   Hong Kong Dollar

JPY   Japanese Yen

USD   United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	2,799,000	CHF	2,386,427	09/16/09	$(99,835)
Australian Dollar	5,347,519	EUR	3,050,000	09/16/09	(111,376)
Australian Dollar	4,206,000	JPY	322,762,627	09/16/09	(94,676)
Australian Dollar	6,258,840	USD	5,063,838	09/16/09	(154,866)
Australian Dollar	4,211,500	USD	3,320,174	09/16/09	(191,431)
Canadian Dollar	1,596,200	CHF	1,515,065	09/16/09	(63,669)
Canadian Dollar	2,307,705	EUR	1,485,000	09/16/09	(25,844)
Canadian Dollar	4,722,600	USD	4,219,600	09/16/09	(165,031)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Forward foreign currency contracts—(continued)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Canadian Dollar	7,747,900	USD	7,003,710	09/16/09	$(189,719)
Chinese Yuan Renminbi	10,650,000	USD	1,552,026	09/02/09	(6,963)
Chinese Yuan Renminbi	34,660,000	USD	4,915,681	09/02/09	(157,985)
Chinese Yuan Renminbi	12,640,000	USD	1,814,207	09/02/09	(36,086)
Euro	1,296,000	CAD	2,095,567	09/16/09	98,287
Euro	686,000	JPY	92,380,190	09/16/09	(1,150)
Euro	1,054,000	USD	1,343,218	09/02/09	(159,147)
Euro	1,512,000	USD	2,152,332	09/02/09	(2,862)
Euro	1,126,000	USD	1,628,196	09/02/09	23,204
Euro	1,119,243	USD	1,580,433	09/04/09	(14,936)
Euro	4,014,000	USD	5,561,824	09/16/09	(159,713)
Euro	10,513,176	USD	14,758,946	09/16/09	(226,488)
Great Britain Pound	903,176	EUR	1,061,000	09/16/09	3,773
Great Britain Pound	584,000	JPY	92,334,488	09/16/09	735
Great Britain Pound	692,000	NZD	1,761,832	09/16/09	7,613
Great Britain Pound	728,647	USD	1,208,992	08/07/09	(8,167)
Great Britain Pound	2,895,326	USD	4,704,859	09/16/09	(131,189)
Great Britain Pound	8,301,800	USD	13,444,200	09/16/09	(422,258)
Japanese Yen	84,530,611	AUD	1,103,000	09/16/09	26,013
Japanese Yen	274,273,359	CHF	3,009,000	09/16/09	(82,880)
Japanese Yen	354,423,307	EUR	2,613,000	09/16/09	(22,511)
Japanese Yen	272,579,984	GBP	1,736,000	09/16/09	17,836
Japanese Yen	1,104,593,488	USD	11,384,719	09/16/09	(293,374)
Japanese Yen	127,400,000	USD	1,311,593	09/16/09	(35,318)
New Zealand Dollar	2,931,350	EUR	1,326,000	09/16/09	(45,695)
New Zealand Dollar	1,156,000	USD	739,840	09/16/09	(23,545)
New Zealand Dollar	3,680,100	USD	2,334,249	09/16/09	(95,970)
Norwegian Krone	14,084,000	SEK	17,308,178	09/16/09	103,897
Swedish Krona	13,769,520	USD	1,772,362	09/16/09	(136,224)
Swedish Krona	57,959,500	USD	7,452,207	09/16/09	(581,530)
Swiss Franc	1,972,599	GBP	1,118,000	09/16/09	20,778
Swiss Franc	8,330,916	USD	7,692,328	09/16/09	(106,504)
Swiss Franc	18,775,220	USD	17,480,180	09/16/09	(95,893)
Swiss Franc	2,103,000	USD	1,948,034	10/23/09	(21,399)
United States Dollar	11,558,153	AUD	14,333,911	09/16/09	393,652
United States Dollar	11,984,236	AUD	15,104,400	09/16/09	610,015
United States Dollar	933,063	AUD	1,173,000	10/23/09	42,174
United States Dollar	936,375	BRL	1,847,000	10/23/09	38,851
United States Dollar	4,596,000	CAD	5,152,895	09/16/09	188,133
United States Dollar	4,071,719	CAD	4,500,700	09/16/09	106,892
United States Dollar	1,862,000	CHF	1,993,178	09/16/09	3,876
United States Dollar	2,657,339	CHF	2,892,900	09/16/09	50,796
United States Dollar	3,071,980	CNY	20,997,000	09/02/09	1,642
United States Dollar	3,753,862	CNY	25,613,000	09/02/09	(4,530)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	1,703,214	CNY	11,340,000	09/02/09	$(43,221)
United States Dollar	790,316	EUR	610,000	09/02/09	79,174
United States Dollar	2,301,753	EUR	1,802,000	09/02/09	266,805
United States Dollar	1,861,120	EUR	1,280,000	09/02/09	(36,617)
United States Dollar	496,652	EUR	351,723	09/04/09	4,694
United States Dollar	3,499,439	EUR	2,460,000	09/16/09	7,034
United States Dollar	2,462,856	EUR	1,750,100	09/16/09	31,728
United States Dollar	1,042,928	GBP	630,095	08/07/09	9,608
United States Dollar	9,243,455	GBP	5,695,502	09/16/09	269,716
United States Dollar	9,833,474	GBP	5,990,300	09/16/09	172,096
United States Dollar	453,779	INR	22,242,000	10/23/09	7,338
United States Dollar	7,572,000	JPY	725,184,145	09/16/09	94,863
United States Dollar	7,330,458	JPY	699,600,000	09/16/09	65,922
United States Dollar	900,750	KRW	1,132,693,000	10/23/09	21,121
United States Dollar	851,840	MXN	11,611,000	10/23/09	17,700
United States Dollar	5,776,700	NOK	36,757,491	09/16/09	213,437
United States Dollar	895,265	NOK	5,657,000	10/23/09	25,722
United States Dollar	4,009,336	NZD	6,274,995	09/16/09	134,469
United States Dollar	10,037,151	NZD	15,966,700	09/16/09	506,742
United States Dollar	265,225	PHP	12,821,000	10/08/09	(341)
United States Dollar	944,229	PLN	2,868,000	10/23/09	36,656
United States Dollar	3,261,000	SEK	24,415,646	09/16/09	123,240
United States Dollar	4,978,787	SEK	38,367,000	09/16/09	339,245
					$116,534

Currency type abbreviations:

AUD   Australian Dollar

BRL   Brazilian Real

CAD   Canadian Dollar

CHF   Swiss Franc

CNY   Chinese Yuan Renminbi

EUR   Euro

GBP   Great Britain Pound

INR   Indian Rupee

JPY   Japanese Yen

KRW   South Korean Won

MXN   Mexican Peso

NOK   Norwegian Krone

NZD   New Zealand Dollar

PHP   Philippine Peso

PLN   Polish Zloty

SEK   Swedish Krona

USD   United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Interest rate swaps7

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Deutsche Bank AG	GBP	10	12/17/11	5.250%		1.099%[14]		$963	$(1,055)	$(92)
Deutsche Bank AG	JPY	1,898,000	12/16/14	1.000		0.638	[15]	124,992	(3,838)	121,154
Deutsche Bank AG	KRW	660,000	01/28/11	2.410	[16]	2.820		0	(4,033)	(4,033)
Deutsche Bank AG	KRW	200,000	06/12/11	2.410	[16]	3.869		0	1,054	1,054
Deutsche Bank AG	KRW	1,420,000	06/26/11	2.410	[16]	3.692		0	2,965	2,965
Deutsche Bank AG	KRW	613,856	07/06/11	2.410	[16]	3.620		0	308	308
Deutsche Bank AG	KRW	1,025,603	07/07/11	2.410	[16]	3.626		0	573	573
Deutsche Bank AG	USD	3,200	12/16/14	3.000		0.479	[17]	(6,193)	29,923	23,730
Deutsche Bank AG	USD	7,300	12/16/19	3.500		0.479	[17]	(454,874)	254,893	(199,981)
Deutsche Bank AG	USD	600	12/16/39	4.000		0.479	[17]	54,362	25,883	80,245
JPMorgan Chase Bank	GBP	9,170	12/16/14	1.099	[14]	3.500		202,038	(299,258)	(97,220)
JPMorgan Chase Bank	KRW	641,000	01/28/11	2.410	[16]	2.830		0	(3,841)	(3,841)
JPMorgan Chase Bank	KRW	500,000	06/15/11	2.410	[16]	3.900		0	2,700	2,700
JPMorgan Chase Bank	KRW	1,500,000	06/22/11	2.410	[16]	3.719		0	4,138	4,138
JPMorgan Chase Bank	KRW	487,792	07/08/11	2.410	[16]	3.660		0	502	502
Morgan Stanley Capital Services, Inc.	EUR	5,723	12/16/14	1.131	[18]	3.000		27,357	10,793	38,150
Morgan Stanley Capital Services, Inc.	EUR	11,500	12/16/14	3.000		1.131	[18]	(146,323)	(21,687)	(168,010)
								$(197,678)	$20	$(197,658)

14  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

15  Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).

16  Rate based on 3 Month Korean Won CD.

17  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

18  Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate).

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  South Korean Won

USD  United States Dollar

Credit default swaps on credit indicies—buy protection7,19

				Rate type
Counterparty	Notional amount (000)		Termination date	Payment made by the Portfolio	Payment received by the Portfolio	Upfront payment made	Value	Unrealized depreciation
Deutsche Bank AG	USD	27,000	12/20/13	1.500%[20]	0.000%[21]	$(831,776)	$(22,920)	$(854,696)

19  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

20  Payments are made based on the notional amount.

21  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America Investment Grade Index.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

Credit default swaps on credit indicies—sell protection7,22

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized depreciation	Credit spread[23]
Citibank N.A.	USD	1,500	08/25/37	0.000%[24]		0.090%[25]		$761,276	$(1,013,250)	$(251,974)	8.08%
Citibank N.A.	USD	1,500	08/25/37	0.000	[24]	0.090	[25]	772,526	(1,013,250)	(240,724)	8.08
Citibank N.A.	USD	3,000	08/25/37	0.000	[24]	0.090	[25]	1,545,053	(2,026,500)	(481,447)	8.08
Citibank N.A.	USD	4,500	08/25/37	0.000	[24]	0.090	[25]	2,295,079	(3,039,750)	(744,671)	8.08
Deutsche Bank AG	USD	2,000	08/25/37	0.000	[24]	0.090	[25]	464,875	(1,351,000)	(886,125)	8.08
Deutsche Bank AG	USD	1,500	08/25/37	0.000	[24]	0.090	[25]	776,276	(1,013,250)	(236,974)	8.08
Deutsche Bank AG	USD	1,500	08/25/37	0.000	[24]	0.090	[25]	772,526	(1,013,250)	(240,724)	8.08
								$7,387,611	$(10,470,250)	$(3,082,639)

22  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

23   Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

24   Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds on the Asset Backed Securities Index.

25   Payments received are based on the notional amount.

USD   United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—July 31, 2009

The following is a summary of the fair valuations according to the inputs used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)[26]	Significant other observable inputs (Level 2)[26]	Unobservable inputs (Level 3)	Total
Common stocks	$156,059,206	$—	$—	$156,059,206
Preferred stocks	26,902	—	—	26,902
Investment companies	3,705,171	—	—	3,705,171
Unit trusts	866,419	—	—	866,419
US government obligations	—	15,305,313	—	15,305,313
Federal farm credit bank certificates	—	4,941,726	—	4,941,726
Federal home loan mortgage corporation certificates	—	1,832,748	—	1,832,748
Federal national mortgage association certificates	—	33,045,058	—	33,045,058
Collateralized mortgage obligations	—	29,229,782	—	29,229,782
Asset-backed securities	—	5,272,643	322,737	5,595,380
Corporate notes	—	38,874,832	—	38,874,832
Municipal bonds and notes	—	413,126	—	413,126
Non-US government obligations	—	1,389,374	—	1,389,374
Time deposit	—	9,639,955	—	9,639,955
Short-term US government obligations	—	76,638,557	—	76,638,557
Repurchase agreement	—	57,944,000	—	57,944,000
Options purchased	224,255	—	—	224,255
Common stocks sold short	(21,122,681)	—	—	(21,122,681)
Other financial instruments, net[27]	(996,704)	(4,018,459)	—	(5,015,163)
Total	$138,762,568	$270,508,655	$322,737	$409,593,960

26  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

27  Other financial instruments include written options, open futures contracts, forward foreign currency contracts and open swap contracts.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) for the period:

Measurements at 07/31/09
Asset-backed securities
Beginning balance	$521,265
Net purchases/(sales)	(145,193)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Total unrealized appreciation/(depreciation)	(53,335)
Net transfers in/(out) of Level 3	—
Ending balance	$322,737

The change in unrealized appreciation/(depreciation) relating to the Level 3 investments held at July 31, 2009 was $(53,335).

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2009 to July 31, 2009.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2009	Ending account value July 31, 2009	Expenses paid during period[1] 02/01/09 to 07/31/09	Expense ratio during the period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.60	$2.73	0.55%
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.07	2.76	0.55
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,056.60	5.20	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
Class B	Actual	1,000.00	1,052.60	9.01	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.02	8.85	1.77
Class C	Actual	1,000.00	1,054.00	7.74	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.26	7.60	1.52
Class Y	Actual	1,000.00	1,057.90	3.93	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.98	3.86	0.77
Class P	Actual	1,000.00	1,057.90	3.93	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.98	3.86	0.77
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,059.50	4.75	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class B	Actual	1,000.00	1,055.40	8.56	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class C	Actual	1,000.00	1,056.90	7.29	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,060.80	3.47	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,060.80	3.47	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2009	Ending account value July 31, 2009	Expenses paid during period[1] 02/01/09 to 07/31/09	Expense ratio during the period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,088.30	$5.49	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class B	Actual	1,000.00	1,084.40	9.35	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.82	9.05	1.81
Class C	Actual	1,000.00	1,085.70	8.07	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.06	7.80	1.56
Class Y	Actual	1,000.00	1,090.10	3.89	0.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.08	3.76	0.75
Class P	Actual	1,000.00	1,089.70	4.20	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.78	4.06	0.81
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,024.60	4.67	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.18	4.66	0.93
Class B	Actual	1,000.00	1,021.70	8.42	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.46	8.40	1.68
Class C	Actual	1,000.00	1,022.10	7.17	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class Y	Actual	1,000.00	1,026.70	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
Class P	Actual	1,000.00	1,025.90	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.42	3.41	0.68
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,122.50	6.58	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.60	6.26	1.25
Class B	Actual	1,000.00	1,118.00	10.50	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.88	9.99	2.00
Class C	Actual	1,000.00	1,119.80	9.20	1.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.12	8.75	1.75
Class Y	Actual	1,000.00	1,124.50	4.79	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.28	4.56	0.91
Class P	Actual	1,000.00	1,122.90	5.26	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.84	5.01	1.00

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2009	Ending account value July 31, 2009	Expenses paid during period[1] 02/01/09 to 07/31/09	Expense ratio during the period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$1,252.90	$7.54	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,250.80	10.32	1.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.62	9.25	1.85
Class Y	Actual	1,000.00	1,253.70	6.15	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
Class P	Actual	1,000.00	1,255.70	6.15	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.51	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,248.60	7.14	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.41	1.28
Class B	Actual	1,000.00	1,244.10	11.24	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class C	Actual	1,000.00	1,245.30	11.25	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.78	10.09	2.02
Class Y	Actual	1,000.00	1,252.10	4.91	0.88
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.43	4.41	0.88
Class P	Actual	1,000.00	1,251.00	5.69	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.74	5.11	1.02
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,229.10	7.13	1.29
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.46	1.29
Class B	Actual	1,000.00	1,223.90	11.30	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class C	Actual	1,000.00	1,224.20	11.31	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.63	10.24	2.05
Class Y	Actual	1,000.00	1,231.50	4.76	0.86
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.53	4.31	0.86
Class P	Actual	1,000.00	1,229.90	5.47	0.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	4.96	0.99

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2009	Ending account value July 31, 2009	Expenses paid during period[1] 02/01/09 to 07/31/09	Expense ratio during the period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,335.20	$8.28	1.43%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.70	7.15	1.43
Class B	Actual	1,000.00	1,330.50	12.48	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.08	10.79	2.16
Class C	Actual	1,000.00	1,328.90	12.65	2.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.93	10.94	2.19
Class Y	Actual	1,000.00	1,337.30	5.85	1.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.79	5.06	1.01
Class P	Actual	1,000.00	1,336.30	6.72	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.04	5.81	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,312.30	7.97	1.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	6.95	1.39
Class B	Actual	1,000.00	1,307.70	12.19	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64	2.13
Class C	Actual	1,000.00	1,308.30	12.19	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.23	10.64	2.13
Class Y	Actual	1,000.00	1,315.40	5.63	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.93	4.91	0.98
Class P	Actual	1,000.00	1,314.80	6.49	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.66	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	1,285.10	8.39	1.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.46	7.40	1.48
Class B	Actual	1,000.00	1,279.90	13.57	2.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.89	11.98	2.40
Class C	Actual	1,000.00	1,279.50	13.17	2.33
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.24	11.63	2.33
Class Y	Actual	1,000.00	1,287.90	6.01	1.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.31	1.06
Class P	Actual	1,000.00	1,287.10	6.92	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.74	6.11	1.22

UBS PACE Select Advisors Trust

		Beginning account value February 1, 2009	Ending account value July 31, 2009	Expenses paid during period[1] 02/01/09 to 07/31/09	Expense ratio during the period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,565.10	$12.40	1.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	9.74	1.95
Class B	Actual	1,000.00	1,560.60	17.14	2.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.41	13.47	2.70
Class C	Actual	1,000.00	1,559.10	17.07	2.69
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.46	13.42	2.69
Class Y	Actual	1,000.00	1,569.10	9.43	1.48
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.46	7.40	1.48
Class P	Actual	1,000.00	1,565.00	12.53	1.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.03	9.84	1.97
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,252.60	8.10	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.25	1.45
Class C	Actual	1,000.00	1,250.00	12.27	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.88	10.99	2.20
Class Y	Actual	1,000.00	1,255.20	6.71	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
Class P	Actual	1,000.00	1,252.60	6.70	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.84	6.01	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,086.40	11.48	2.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.79	11.08	2.22
Class B	Actual	1,000.00	1,082.60	15.28	2.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.12	14.75	2.96
Class C	Actual	1,000.00	1,081.30	15.38	2.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.02	14.85	2.98
Class Y	Actual	1,000.00	1,086.30	10.50	2.03
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.73	10.14	2.03
Class P	Actual	1,000.00	1,086.10	10.29	1.99
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.93	9.94	1.99

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS PACE Select Advisors Trust

Statement of assets and liabilities

July 31, 2009

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost – $460,672,205; $757,777,873; $447,543,897; $596,667,295; $285,632,587; $422,908,207; $157,469,874, respectively)[1]	$460,672,205	$751,210,982	$446,427,331	$565,010,991
Investment in an affiliated security, at value (cost – $9,894,000; $0; $7,903,377; $16,758,475; $0; $3,705,975; $21,770,202, respectively)	9,894,000	—	7,903,377	16,758,475
Repurchase agreements, at value (cost – $74,865,000; $3,821,000; $302,000; $49,735,000; $0; $18,096,000; $2,262,000, respectively)	74,865,000	3,821,000	302,000	49,735,000
Total investments in securities, at value (cost – $545,431,205; $761,598,873; $455,749,274; $663,160,770; $285,632,587; $444,710,182; $181,502,076, respectively)	$545,431,205	$755,031,982	$454,632,708	$631,504,466
Cash	650	826	4,195,490	10,465
Foreign currency, at value (cost – $0; $0; $131; $1,073,620; $0; $745,362; $270,803, respectively)	—	—	155	1,095,401
Receivable from affiliates	17,719	—	—	—
Receivable for investments sold	—	382,833,936	52,145,895	40,785,667
Receivable for shares of beneficial interest sold	1,139,276	1,089,932	949,076	1,281,028
Receivable for interest	200,010	2,424,957	3,440,307	4,730,649
Swap contracts, at value[3]	—	2,555,560	—	6,656,960
Due from broker	—	90,700	—	44,320
Unrealized appreciation on forward foreign currency contracts	—	—	8,834	2,657,535
Receivable for variation margin	—	—	137,031	241,549
Receivable for foreign tax reclaims	—	—	7,523	34,460
Other assets	71,049	40,023	37,321	517,751
Total assets	546,859,909	1,144,067,916	515,554,340	689,560,251
Liabilities:
Payable for cash collateral from securities loaned	9,894,000	—	7,903,377	16,758,475
Payable for shares of beneficial interest repurchased	4,487,995	981,403	679,925	1,179,396
Payable for investments purchased	1,999,847	448,311,484	61,431,611	15,164,094
Dividends payable to shareholders	2,574	—	—	—
Investments sold short, at value (proceeds - $0; $115,045,547; $39,058,572; $19,126,250; $0; $0; $0, respectively)	—	115,813,442	39,198,412	19,231,882
Due to broker	—	2,140,423	—	630,579
Payable to affiliates	—	266,404	156,912	296,744
Options written, at value (premiums received - $0; $25,587; $0; $518,914; $0; $0; $0, respectively)	—	2,156	—	50,934
Unrealized depreciation of forward foreign currency contracts	—	—	116,556	3,738,102
Payable for foreign withholding taxes	—	—	3,685	—
Swap contracts, at value[3]	—	—	—	2,288,018
Accrued expenses and other liabilities	516,984	293,577	178,181	378,043
Total liabilities	16,901,400	567,808,889	109,668,659	59,716,267

1 Includes $9,695,781; $0; $7,795,459; $15,612,407; $0; $3,675,829; $21,757,940, respectively of investments in securities on loan, at value.

2 Includes restricted cash of $7,794,676 delivered to broker as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

3 Includes net upfront payments made by UBS PACE Government Securities Fixed Income Investments of $3,792,628 and net upfront payments made by UBS PACE Strategic Fixed Income Investments of $3,118,729.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost – $460,672,205; $757,777,873; $447,543,897; $596,667,295; $285,632,587; $422,908,207; $157,469,874, respectively)[1]	$289,819,863	$448,946,416		$155,101,027
Investment in an affiliated security, at value (cost – $9,894,000; $0; $7,903,377; $16,758,475; $0; $3,705,975; $21,770,202, respectively)	—	3,705,975		21,770,202
Repurchase agreements, at value (cost – $74,865,000; $3,821,000; $302,000; $49,735,000; $0; $18,096,000; $2,262,000, respectively)	—	18,096,000		2,262,000
Total investments in securities, at value (cost – $545,431,205; $761,598,873; $455,749,274; $663,160,770; $285,632,587; $444,710,182; $181,502,076, respectively)	$289,819,863	$470,748,391		$179,133,229
Cash	—	7,795,028	[2]	943
Foreign currency, at value (cost – $0; $0; $131; $1,073,620; $0; $745,362; $270,803, respectively)	—	754,482		273,984
Receivable from affiliates	—	—		—
Receivable for investments sold	979,263	—		—
Receivable for shares of beneficial interest sold	384,506	739,525		449,169
Receivable for interest	3,364,203	7,372,931		3,286,385
Swap contracts, at value[3]	—	—		—
Due from broker	—	—		—
Unrealized appreciation on forward foreign currency contracts	—	6,573,109		—
Receivable for variation margin	—	2,267,634		—
Receivable for foreign tax reclaims	—	103,655		3,281
Other assets	39,602	36,784		27,944
Total assets	294,587,437	496,391,539		183,174,935
Liabilities:
Payable for cash collateral from securities loaned	—	3,705,975		21,770,202
Payable for shares of beneficial interest repurchased	574,219	768,931		273,218
Payable for investments purchased	2,028,298	—		4,270,427
Dividends payable to shareholders	—	—		—
Investments sold short, at value (proceeds - $0; $115,045,547; $39,058,572; $19,126,250; $0; $0; $0, respectively)	—	—		—
Due to broker	—	3,977,587		—
Payable to affiliates	154,031	317,288		74,573
Options written, at value (premiums received - $0; $25,587; $0; $518,914; $0; $0; $0, respectively)	—	—		—
Unrealized depreciation of forward foreign currency contracts	—	3,699,935		236,935
Payable for foreign withholding taxes	—	27,265		2,708
Swap contracts, at value[3]	—	—		—
Accrued expenses and other liabilities	127,724	371,983		153,681
Total liabilities	2,884,272	12,868,964		26,781,744

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2009

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$529,948,020	$565,544,521	$430,039,156	$666,522,723
Accumulated undistributed (distributions in excess of) net investment income	—	1,237,067	1,710,474	5,309,230
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	10,489	18,025,862	(24,719,012)	(10,618,624)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	—	(8,548,423)	(1,144,937)	(31,369,345)
Net assets	$529,958,509	$576,259,027	$405,885,681	$629,843,984
Class A
Net assets	$—	$90,385,837	$45,164,690	$33,293,067
Shares outstanding	—	6,767,608	3,899,487	2,544,211
Net asset value per share	$—	$13.36	$11.58	$13.09
Maximum offering price per share	$—	$13.99	$12.13	$13.71
Class B
Net assets	$—	$173,132	$154,588	$332,885
Shares outstanding	—	12,956	13,323	25,449
Net asset value and offering price per share	$—	$13.36	$11.60	$13.08
Class C
Net assets	$—	$24,476,585	$5,185,281	$8,797,149
Shares outstanding	—	1,831,029	447,204	672,121
Net asset value and offering price per share	$—	$13.37	$11.59	$13.09
Class Y
Net assets	$—	$39,199,299	$2,313,357	$3,185,978
Shares outstanding	—	2,934,480	199,658	243,554
Net asset value, offering price and redemption value per share[1]	$—	$13.36	$11.59	$13.08
Class P
Net assets	$529,958,509	$422,024,174	$353,067,765	$584,234,905
Shares outstanding	529,948,181	31,584,823	30,473,660	44,668,980
Net asset value, offering price and redemption value per share[1]	$1.00	$13.36	$11.59	$13.08

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$290,696,150	$480,322,286	$169,154,754
Accumulated undistributed (distributions in excess of) net investment income	—	(6,709,415)	(1,125,494)
Accumulated net realized gains (losses) from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(3,180,261)	(21,557,771)	(9,103,024)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	4,187,276	31,467,475	(2,533,045)
Net assets	$291,703,165	$483,522,575	$156,393,191
Class A
Net assets	$88,167,334	$103,707,674	$7,538,042
Shares outstanding	7,083,362	8,905,855	843,352
Net asset value per share	$12.45	$11.64	$8.94
Maximum offering price per share	$13.04	$12.19	$9.36
Class B
Net assets	$103,022	$191,343	$—
Shares outstanding	8,270	16,387	—
Net asset value and offering price per share	$12.46	$11.68	$—
Class C
Net assets	$15,473,601	$7,234,041	$1,819,499
Shares outstanding	1,243,034	621,216	203,791
Net asset value and offering price per share	$12.45	$11.64	$8.93
Class Y
Net assets	$145,198	$7,773,194	$6,913
Shares outstanding	11,658	668,549	772
Net asset value, offering price and redemption value per share[1]	$12.45	$11.63	$8.95
Class P
Net assets	$187,814,010	$364,616,323	$147,028,737
Shares outstanding	15,084,504	31,317,020	16,434,825
Net asset value, offering price and redemption value per share[1]	$12.45	$11.64	$8.95

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

July 31, 2009

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,007,594,922; $843,119,658; $321,606,531; $314,968,648; $793,320,482; $258,840,627; $47,873,936; $372,712,978, respectively)[1]	$990,296,378	$879,777,400	$331,348,735	$340,798,296
Investment in an affiliated security, at value (cost – $147,996,105; $150,213,457; $86,696,079; $98,587,174; $113,067,670; $18,398,485; $15,057,573; $0, respectively)	147,996,105	150,213,457	86,696,079	98,587,174
Repurchase agreements, at value (cost – $18,086,000; $12,602,000; $8,520,000; $9,057,000; $5,406,000; $1,326,000; $1,573,000; $57,944,000, respectively)	18,086,000	12,602,000	8,520,000	9,057,000
Total investments in securities, at value (cost – $1,173,677,027; $1,005,935,115; $416,822,610; $422,612,822; $911,794,152; $278,565,112; $64,504,509; $430,656,978, respectively)	$1,156,378,483	$1,042,592,857	$426,564,814	$448,442,470
Cash	1,278	644,293	688	512
Foreign currency, at value (cost – $0; $0; $0; $0; $698,671; $1,812,424; $106,031; $99,577, respectively)	—	—	—	—
Receivable from affiliates	—	—	—	—
Receivable for investments sold	5,554,296	14,262,859	8,154,185	13,537,381
Receivable for shares of beneficial interest sold	1,517,179	1,569,563	551,515	576,116
Receivable for dividends and interest	1,037,007	762,580	211,565	37,132
Swap contracts, at value[3]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	—	108	—	—
Other assets	46,173	45,262	32,712	32,959
Total assets	1,164,534,416	1,059,877,522	435,515,479	462,626,570
Liabilities:
Payable for cash collateral from securities loaned	147,996,105	150,213,457	86,696,079	98,587,174
Payable for investments purchased	6,999,539	7,824,243	4,049,174	15,399,858
Payable for shares of beneficial interest repurchased	1,717,432	1,399,968	567,537	527,913
Payable to affiliates	685,364	570,821	209,256	222,964
Payable for foreign withholding taxes	—	12,308	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	—	—
Payable for bank loan	—	—	—	—
Investments sold short, at value (proceeds - $0; $0; $0; $0; $0; $0; $0; $17,947,866, respectively)	—	—	—	—
Swap contracts, at value[3]	—	—	—	—
Options written, at value (premiums received - $0; $0; $0; $0; $0; $0; $0; $231,372, respectively)	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	406,627	372,374	317,971	313,979
Total liabilities	157,805,067	160,393,171	91,840,017	115,051,888

1 Includes $144,327,280; $146,480,661; $82,966,906; $93,595,990; $109,214,107; $18,150,079; $14,631,632, $0, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $169,000 and $28,332,468 delivered to broker as initial margin for investments sold short, futures contracts and/or swaps for UBS PACE International Equity Investments and UBS PACE Alternative Strategies Investments, respectively.

3 Includes net upfront payments received by UBS PACE Alternative Strategies Investments of $6,358,157.

See accompanying notes to financial statements

	UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost – $1,007,594,922; $843,119,658; $321,606,531; $314,968,648; $793,320,482; $258,840,627; $47,873,936; $372,712,978, respectively)[1]	$784,727,660		$260,914,575	$54,568,530	$377,787,804
Investment in an affiliated security, at value (cost – $147,996,105; $150,213,457; $86,696,079; $98,587,174; $113,067,670; $18,398,485; $15,057,573; $0, respectively)	113,067,670		18,398,485	15,057,573	—
Repurchase agreements, at value (cost – $18,086,000; $12,602,000; $8,520,000; $9,057,000; $5,406,000; $1,326,000; $1,573,000; $57,944,000, respectively)	5,406,000		1,326,000	1,573,000	57,944,000
Total investments in securities, at value (cost – $1,173,677,027; $1,005,935,115; $416,822,610; $422,612,822; $911,794,152; $278,565,112; $64,504,509; $430,656,978, respectively)	$903,201,330		$280,639,060	$71,199,103	$435,731,804
Cash	170,785	[2]	494	184	28,380,932	[2]
Foreign currency, at value (cost – $0; $0; $0; $0; $698,671; $1,812,424; $106,031; $99,577, respectively)	706,415		1,815,487	110,199	100,127
Receivable from affiliates	—		—	9,585	—
Receivable for investments sold	2,420,666		4,499,161	123,404	16,466,074
Receivable for shares of beneficial interest sold	1,245,137		472,809	184,894	908,270
Receivable for dividends and interest	1,901,126		1,692,582	199,769	1,028,547
Swap contracts, at value[3]	—		—	—	333,732
Due from broker	—		—	—	17,713
Unrealized appreciation on forward foreign currency contracts	288,244		—	—	4,165,477
Receivable for variation margin	29,679		—	—	318,661
Receivable for foreign tax reclaims	610,791		20,397	11,536	178,284
Other assets	47,171		38,807	16,359	44,170
Total assets	910,621,344		289,178,797	71,855,033	487,673,791
Liabilities:
Payable for cash collateral from securities loaned	113,067,670		18,398,485	15,057,573	—
Payable for investments purchased	1,879,223		2,462,938	139,414	7,060,224
Payable for shares of beneficial interest repurchased	1,075,485		405,547	132,882	1,245,714
Payable to affiliates	583,658		240,105	747	556,843
Payable for foreign withholding taxes	173,060		470,428	65,000	8,578
Unrealized depreciation of forward foreign currency contracts	144,049		—	—	4,048,943
Payable for bank loan	—		1,659,464	—	—
Investments sold short, at value (proceeds - $0; $0; $0; $0; $0; $0; $0; $17,947,866, respectively)	—		—	—	21,122,681
Swap contracts, at value[3]	—		—	—	10,826,882
Options written, at value (premiums received - $0; $0; $0; $0; $0; $0; $0; $231,372, respectively)	—		—	—	372,707
Due to broker	—		—	—	65,326
Accrued expenses and other liabilities	453,987		349,503	146,645	283,536
Total liabilities	117,377,132		23,986,470	15,542,261	45,591,434

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

July 31, 2009

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,469,303,944	$1,180,592,480	$481,143,931	$474,621,740
Accumulated undistributed net investment income	7,394,177	4,314,260	662,945	—
Accumulated net realized loss from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(452,670,228)	(322,080,131)	(147,873,618)	(152,876,706)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	(17,298,544)	36,657,742	9,742,204	25,829,648
Net assets	$1,006,729,349	$899,484,351	$343,675,462	$347,574,682
Class A
Net assets	$146,510,169	$56,038,262	$24,661,307	$29,428,678
Shares outstanding	11,132,459	4,195,468	2,057,358	2,767,585
Net asset value per share	$13.16	$13.36	$11.99	$10.63
Maximum offering price per share	$13.93	$14.14	$12.69	$11.25
Class B
Net assets	$405,399	$198,628	$96,728	$67,925
Shares outstanding	30,708	16,001	8,776	7,009
Net asset value and offering price per share	$13.20	$12.41	$11.02	$9.69
Class C
Net assets	$16,559,792	$4,169,801	$5,602,837	$3,284,523
Shares outstanding	1,259,736	335,006	506,020	336,563
Net asset value and offering price per share	$13.15	$12.45	$11.07	$9.76
Class Y
Net assets	$23,834,181	$16,885,370	$3,255,153	$4,368,671
Shares outstanding	1,804,665	1,235,504	264,932	396,555
Net asset value, offering price and redemption value per share[1]	$13.21	$13.67	$12.29	$11.02
Class P
Net assets	$819,419,808	$822,192,290	$310,059,437	$310,424,885
Shares outstanding	62,274,246	60,488,658	25,412,459	28,468,018
Net asset value, offering price and redemption value per share[1]	$13.16	$13.59	$12.20	$10.90

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,105,012,607	$322,558,877	$102,956,552	$579,914,583
Accumulated undistributed net investment income	13,620,567	3,826,880	1,070,627	3,750,219
Accumulated net realized loss from investments, futures, options written, short sales, swaps, forward foreign currency contracts and foreign currency transactions	(317,062,744)	(63,025,874)	(54,415,547)	(138,481,005)
Net unrealized appreciation (depreciation) of investments, other assets and liabilities denominated in foreign currency, futures, options written, short sales, swaps and forward foreign currency contracts	(8,326,218)	1,832,444	6,701,140	(3,101,440)
Net assets	$793,244,212	$265,192,327	$56,312,772	$442,082,357
Class A
Net assets	$71,465,909	$17,783,669	$3,238,321	$65,428,905
Shares outstanding	6,097,837	1,680,685	666,159	7,445,839
Net asset value per share	$11.72	$10.58	$4.86	$8.79
Maximum offering price per share	$12.40	$11.20	$5.14	$9.30
Class B
Net assets	$65,670	$134,725	$—	$29,298
Shares outstanding	5,635	13,599	—	3,392
Net asset value and offering price per share	$11.65	$9.91	$—	$8.64
Class C
Net assets	$4,342,090	$3,524,939	$136,387	$6,564,992
Shares outstanding	378,063	355,884	28,147	759,426
Net asset value and offering price per share	$11.49	$9.90	$4.85	$8.64
Class Y
Net assets	$33,011,754	$33,069,480	$13,016	$13,707,421
Shares outstanding	2,815,889	3,067,396	2,675	1,556,837
Net asset value, offering price and redemption value per share[1]	$11.72	$10.78	$4.87	$8.80
Class P
Net assets	$684,358,789	$210,679,514	$52,925,048	$356,351,741
Shares outstanding	58,507,522	19,655,050	10,881,454	40,398,796
Net asset value, offering price and redemption value per share[1]	$11.70	$10.72	$4.86	$8.82

UBS PACE Select Advisors Trust

Statement of operations

For the year ended July 31, 2009

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of: $0; $1,083; $25,648; $12,352; $0; $8,530; $2,708, respectively)	$8,987,395	$33,885,628	$19,823,587	$38,938,453
Securities lending income (includes $5,504; $206; $41,681; $58,930; $0; $3,562; $75,752, respectively, earned from an affiliated entity)	5,504	206	46,196	66,602
Dividends	—	—	33,516	276,250
	8,992,899	33,885,834	19,903,299	39,281,305
Expenses:
Investment management and administration fees	2,298,428	3,837,279	2,155,865	4,132,309
Service fees–Class A	—	228,947	110,627	71,676
Service and distribution fees–Class B	—	4,131	1,845	2,398
Service and distribution fees–Class C	—	183,079	32,707	49,618
Transfer agency and related services fees	2,735,628	877,582	390,923	1,043,003
Reports and notices to shareholders	349,482	92,135	42,672	88,364
US Treasury Temporary Guarantee Program Participation fees	197,324	—	—	—
Professional fees	101,796	187,525	156,505	166,682
Custody and accounting fees	91,158	252,879	160,446	283,491
State registration fees	48,364	61,727	61,452	62,431
Trustees' fees	18,245	17,775	16,135	17,972
Insurance expense	15,524	17,315	11,625	20,109
Interest expense	—	1,705	—	36,146
Other expenses	10,870	22,646	20,732	22,116
	5,866,819	5,784,725	3,161,534	5,996,315
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,987,435)	(563,029)	(254,379)	(369,976)
Net expenses	3,879,384	5,221,696	2,907,155	5,626,339
Net investment income	5,113,515	28,664,138	16,996,144	33,654,966
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	43,603	33,272,964	(14,695,110)	(5,626,682)
Futures	—	4,997,687	7,129,567	40,390,360
Options written	—	89,032	—	(945,536)
Short sales	—	(706,028)	(296,413)	(3,503,789)
Swaps	—	(13,814,653)	—	(21,065,915)
Forward foreign currency contracts and foreign currency transactions	—	—	543,179	(1,280,842)
Net change in unrealized appreciation/depreciation of:
Investments	—	2,708,649	7,792,830	4,007,924
Futures	—	(516,000)	168,258	(3,305,805)
Options written	—	23,431	—	(383,960)
Short sales	—	(603,407)	(152,281)	(400,505)
Swaps	—	(1,153,921)	—	2,133,077
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	(128,237)	(170,695)
Net realized and unrealized gains (losses) from investment activities	43,603	24,297,754	361,793	9,847,632
Net increase (decrease) in net assets resulting from operations	$5,157,118	$52,961,892	$17,357,937	$43,502,598

See accompanying notes to financial statements

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of: $0; $1,083; $25,648; $12,352; $0; $8,530; $2,708, respectively)	$13,157,534	$21,069,200	$12,530,489
Securities lending income (includes $5,504; $206; $41,681; $58,930; $0; $3,562; $75,752, respectively, earned from an affiliated entity)	—	3,588	77,726
Dividends	—	—	7,993
	13,157,534	21,072,788	12,616,208
Expenses:
Investment management and administration fees	1,659,569	3,864,008	1,020,138
Service fees–Class A	213,824	253,576	9,192
Service and distribution fees–Class B	1,500	2,633	—
Service and distribution fees–Class C	110,456	50,763	3,131
Transfer agency and related services fees	205,669	1,126,385	348,477
Reports and notices to shareholders	30,120	124,818	36,804
US Treasury Temporary Guarantee Program Participation fees	—	—	—
Professional fees	124,396	150,454	145,964
Custody and accounting fees	120,317	508,268	62,108
State registration fees	62,053	63,215	54,683
Trustees' fees	15,207	16,930	14,017
Insurance expense	8,868	15,491	3,047
Interest expense	—	2,564	427
Other expenses	19,716	22,594	18,194
	2,571,695	6,201,699	1,716,182
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(158,901)	(744,658)	(300,796)
Net expenses	2,412,794	5,457,041	1,415,386
Net investment income	10,744,740	15,615,747	11,200,822
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(1,123,099)	6,213,048	(5,849,633)
Futures	—	(1,281,317)	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	(31,297,039)	842,004
Net change in unrealized appreciation/depreciation of:
Investments	7,206,351	(4,409,443)	6,482,884
Futures	—	1,255,329	—
Options written	—	—	—
Short sales	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	8,217,362	(262,270)
Net realized and unrealized gains (losses) from investment activities	6,083,252	(21,302,060)	1,212,985
Net increase (decrease) in net assets resulting from operations	$16,827,992	$(5,686,313)	$12,413,807

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the year ended July 31, 2009

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; 1,232; $25; $0; $5,166, respectively)	$42,019	$91,637	$26,525	$50,754
Dividends (net of foreign witholding taxes of $92,529; $159,898; $2,520; $1,245; $2,756,839; $994,158; $160,785; $397,121, respectively)	26,151,195	12,703,013	5,426,367	1,896,574
Securities lending income (includes $919,223; $492,795; $478,638; $761,914; $816,220; $67,945; $37,922; $0, respectively, earned from an affiliated entity)	1,161,581	604,059	565,684	842,722
	27,354,795	13,398,709	6,018,576	2,790,050
Expenses:
Investment management and administration fees	7,530,470	7,168,481	2,649,914	2,717,394
Service fees–Class A	371,084	136,584	62,391	69,877
Service and distribution fees–Class B	4,889	2,137	1,628	756
Service and distribution fees–Class C	168,593	42,104	56,597	33,032
Transfer agency and related services fees	1,402,327	1,258,061	1,170,522	1,173,954
Custody and accounting fees	397,303	363,298	132,369	135,739
Reports and notices to shareholders	212,241	135,986	112,198	116,071
Professional fees	157,282	136,232	132,796	136,468
State registration fees	70,013	67,982	57,537	57,309
Insurance expense	39,508	35,080	12,228	13,215
Trustees' fees	20,696	20,162	15,630	15,720
Interest expense	—	1,017	1,419	4,217
Dividend and interest expense for securities sold short	—	—	—	—
Other expenses	28,243	35,233	21,429	21,297
	10,402,649	9,402,357	4,426,658	4,495,049
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(6,824)	(352,267)	(475,632)	(555,588)
Net expenses	10,395,825	9,050,090	3,951,026	3,939,461
Net investment income (loss)	16,958,970	4,348,619	2,067,550	(1,149,411)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $53,817; $0; $0, respectively)	(420,460,079)	(308,021,719)	(126,673,018)	(117,266,224)
Commissions recaptured	422,304	51,121	146,516	294,692
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	(720)	300	—
Net change in unrealized appreciation/depreciation of:
Investments	122,875,680	32,566,206	47,722,997	17,977,754
Futures	—	—	—	—
Options written	—	—	—	—
Short sales	—	—	—	—
Swaps	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net realized and unrealized losses from investment activities	(297,162,095)	(275,405,112)	(78,803,205)	(98,993,778)
Net decrease in net assets resulting from operations	$(280,203,125)	$(271,056,493)	$(76,735,655)	$(100,143,189)

See accompanying notes to financial statements

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; 1,232; $25; $0; $5,166, respectively)	$26,528	$6,273	$7,004	$10,150,717
Dividends (net of foreign witholding taxes of $92,529; $159,898; $2,520; $1,245; $2,756,839; $994,158; $160,785; $397,121, respectively)	29,230,608	9,204,122	2,342,022	5,000,199
Securities lending income (includes $919,223; $492,795; $478,638; $761,914; $816,220; $67,945; $37,922; $0, respectively, earned from an affiliated entity)	889,437	103,370	45,875	—
	30,146,573	9,313,765	2,394,901	15,150,916
Expenses:
Investment management and administration fees	6,821,226	2,541,874	393,810	7,333,286
Service fees–Class A	169,927	40,854	8,389	226,165
Service and distribution fees–Class B	837	1,525	—	401
Service and distribution fees–Class C	42,643	31,572	1,336	66,194
Transfer agency and related services fees	1,227,062	1,035,419	350,523	576,486
Custody and accounting fees	759,408	467,541	30,355	527,562
Reports and notices to shareholders	123,545	87,467	36,414	112,664
Professional fees	152,162	138,062	153,616	290,810
State registration fees	65,919	57,705	49,824	79,857
Insurance expense	33,181	10,378	1,686	14,814
Trustees' fees	18,962	14,808	13,414	23,012
Interest expense	18,060	8,042	—	2,577
Dividend and interest expense for securities sold short	—	—	—	1,320,832
Other expenses	34,215	32,525	27,096	36,487
	9,467,147	4,467,772	1,066,463	10,611,147
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(191)	—	(465,576)	(75,285)
Net expenses	9,466,956	4,467,772	600,887	10,535,862
Net investment income (loss)	20,679,617	4,845,993	1,794,014	4,615,054
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $53,817; $0; $0, respectively)	(304,248,891)	(62,301,825)	(44,684,628)	(151,054,594)
Commissions recaptured	7,576	—	—	1,343
Futures	(27,743)	—	—	(12,647,910)
Options written	—	—	—	4,803,213
Short sales	—	—	—	19,462,453
Swaps	—	—	—	2,439,946
Forward foreign currency contracts and foreign currency transactions	4,325,869	(963,079)	(198,973)	(14,446,727)
Net change in unrealized appreciation/depreciation of:
Investments	(19,329,653)	(37,248,268)	17,617,935	34,400,925
Futures	162,196	—	—	3,009,037
Options written	—	—	—	(505,288)
Short sales	—	—	—	(12,060,782)
Swaps	—	—	—	(3,354,077)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	123,513	64,732	11,926	(1,635,101)
Net realized and unrealized losses from investment activities	(318,987,133)	(100,448,440)	(27,253,740)	(131,587,562)
Net decrease in net assets resulting from operations	$(298,307,516)	$(95,602,447)	$(25,459,726)	$(126,972,508)

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2009	2008	2009	2008	2009	2008
From operations:
Net investment income	$5,113,515	$16,388,771	$28,664,138	$30,047,193	$16,996,144	$20,192,901
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	43,603	42,669	23,839,002	5,450,671	(7,861,956)	10,732,001
Forward foreign currency contracts and foreign currency transactions	—	—	—	—	543,179	414,205
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	—	—	458,752	564,109	7,808,807	(6,859,657)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—	(128,237)	(98,422)
Net increase in net assets resulting from operations	5,157,118	16,431,440	52,961,892	36,061,973	17,357,937	24,381,028
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(4,459,286)	(4,119,301)	(1,795,305)	(2,033,603)
Net investment income–Class B	—	—	(17,093)	(40,817)	(6,035)	(8,534)
Net investment income–Class C	—	—	(1,065,359)	(980,550)	(154,820)	(142,870)
Net investment income–Class Y	—	—	(1,813,866)	(832,563)	(80,494)	(58,840)
Net investment income–Class P	(5,113,515)	(16,388,771)	(24,117,548)	(23,950,574)	(15,303,630)	(17,812,371)
Net realized gains from investment activities–Class A	—	—	—	—	—	—
Net realized gains from investment activities–Class B	—	—	—	—	—	—
Net realized gains from investment activities–Class C	—	—	—	—	—	—
Net realized gains from investment activities–Class Y	—	—	—	—	—	—
Net realized gains from investment activities–Class P	(75,184)	—	—	—	—	—
	(5,188,699)	(16,388,771)	(31,473,152)	(29,923,805)	(17,340,284)	(20,056,218)
From beneficial interest transactions:
Net proceeds from shares sold	993,352,180	687,863,695	180,737,884	188,101,229	156,868,298	122,559,372
Cost of shares repurchased	(992,040,001)	(589,650,962)	(340,376,987)	(148,148,685)	(223,675,213)	(128,651,203)
Proceeds from dividends reinvested	5,435,215	16,424,952	29,363,558	28,132,846	16,380,092	19,171,605
Net increase (decrease) in net assets from beneficial interest transactions	6,747,394	114,637,685	(130,275,545)	68,085,390	(50,426,823)	13,079,774
Redemption fees	—	—	120,261	42,726	113,274	33,393
Net increase (decrease) in net assets	6,715,813	114,680,354	(108,666,544)	74,266,284	(50,295,896)	17,437,977
Net assets:
Beginning of year	523,242,696	408,562,342	684,925,571	610,659,287	456,181,577	438,743,600
End of year	$529,958,509	$523,242,696	$576,259,027	$684,925,571	$405,885,681	$456,181,577
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$1,237,067	$1,125,269	$1,710,474	$(82,298)

See accompanying notes to financial statements

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2009	2008	2009	2008
From operations:
Net investment income	$33,654,966	$37,185,606	$10,744,740	$11,603,659
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	9,248,438	52,792,029	(1,123,099)	(67,099)
Forward foreign currency contracts and foreign currency transactions	(1,280,842)	(1,286,693)	—	—
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales and swaps	2,050,731	(24,821,644)	7,206,351	(2,260,754)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(170,695)	(379,967)	—	—
Net increase in net assets resulting from operations	43,502,598	63,489,331	16,827,992	9,275,806
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,614,614)	(1,088,696)	(2,879,884)	(2,998,965)
Net investment income–Class B	(11,303)	(9,402)	(3,929)	(5,340)
Net investment income–Class C	(334,904)	(221,755)	(421,556)	(410,457)
Net investment income–Class Y	(174,389)	(110,514)	(5,020)	(4,940)
Net investment income–Class P	(37,539,805)	(36,319,300)	(7,435,480)	(8,184,710)
Net realized gains from investment activities–Class A	(1,866,391)	—	—	—
Net realized gains from investment activities–Class B	(13,019)	—	—	—
Net realized gains from investment activities–Class C	(398,362)	—	—	—
Net realized gains from investment activities–Class Y	(189,340)	—	—	—
Net realized gains from investment activities–Class P	(43,989,249)	—	—	—
	(86,131,376)	(37,749,667)	(10,745,869)	(11,604,412)
From beneficial interest transactions:
Net proceeds from shares sold	152,450,169	235,154,671	90,502,777	107,388,328
Cost of shares repurchased	(385,082,637)	(185,254,613)	(157,640,422)	(71,944,136)
Proceeds from dividends reinvested	83,799,182	37,006,861	9,402,735	10,405,239
Net increase (decrease) in net assets from beneficial interest transactions	(148,833,286)	86,906,919	(57,734,910)	45,849,431
Redemption fees	80,018	49,522	48,672	23,517
Net increase (decrease) in net assets	(191,382,046)	112,696,105	(51,604,115)	43,544,342
Net assets:
Beginning of year	821,226,030	708,529,925	343,307,280	299,762,938
End of year	$629,843,984	$821,226,030	$291,703,165	$343,307,280
Accumulated undistributed (distributions in excess of) net investment income	$5,309,230	$2,271,040	$—	$—

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2009	2008	2009	2008	2009	2008
From operations:
Net investment income	$15,615,747	$14,739,705	$11,200,822	$8,067,148	$16,958,970	$23,945,537
Net realized gains (losses) from: Investments and futures	4,931,731	(8,602,616)	(5,849,633)	(3,216,156)	(420,037,775)	(5,359,277)
Forward foreign currency contracts and foreign currency transactions	(31,297,039)	54,950,690	842,004	(635,133)	—	—
Net change in unrealized appreciation/depreciation of: Investments and futures	(3,154,114)	19,986,726	6,482,884	(4,833,431)	122,875,680	(286,373,179)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	8,217,362	(5,398,653)	(262,270)	74,885	—	—
Net increase (decrease) in net assets resulting from operations	(5,686,313)	75,675,852	12,413,807	(542,687)	(280,203,125)	(267,786,919)
Dividends and distributions to shareholders from:
Net investment income–Class A	(4,095,955)	(9,011,090)	(341,107)	(78,546)	(3,178,460)	(1,415,372)
Net investment income–Class B	(9,089)	(43,567)	—	—	(4,380)	—
Net investment income–Class C	(240,524)	(493,198)	(33,225)	—	(172,642)	—
Net investment income–Class Y	(350,713)	(667,585)	(309)	—	(628,808)	(365,430)
Net investment income–Class P	(17,151,555)	(40,596,801)	(12,387,174)	(7,678,098)	(20,083,416)	(10,592,086)
Net realized gains from investment activities–Class A	—	—	—	(885)	—	(31,780,291)
Net realized gains from investment activities–Class B	—	—	—	—	—	(167,260)
Net realized gains from investment activities–Class C	—	—	—	—	—	(3,771,932)
Net realized gains from investment activities–Class Y	—	—	—	—	—	(4,834,393)
Net realized gains from investment activities–Class P	—	—	—	(115,248)	—	(154,419,861)
Return of capital–Class A	—	—	—	(3,499)	—	—
Return of capital–Class P	—	—	—	(296,649)	—	—
	(21,847,836)	(50,812,241)	(12,761,815)	(8,172,925)	(24,067,706)	(207,346,625)
From beneficial interest transactions:
Net proceeds from shares sold	76,168,397	162,404,589	64,069,371	83,071,564	241,241,795	356,271,471
Cost of shares repurchased	(256,422,347)	(131,458,816)	(64,890,905)	(25,196,294)	(390,942,993)	(325,980,857)
Proceeds from dividends reinvested	20,468,390	48,069,713	12,364,524	8,081,173	23,321,670	201,490,481
Net increase (decrease) in net assets from beneficial interest transactions	(159,785,560)	79,015,486	11,542,990	65,956,443	(126,379,528)	231,781,095
Redemption fees	42,336	40,812	31,454	14,143	140,448	64,874
Net increase (decrease) in net assets	(187,277,373)	103,919,909	11,226,436	57,254,974	(430,509,911)	(243,287,575)
Net assets:
Beginning of year	670,799,948	566,880,039	145,166,755	87,911,781	1,437,239,260	1,680,526,835
End of year	$483,522,575	$670,799,948	$156,393,191	$145,166,755	$1,006,729,349	$1,437,239,260
Accumulated undistributed (distributions in excess of) net investment income	$(6,709,415)	$13,367,564	$(1,125,494)	$(435,085)	$7,394,177	$14,502,913

See accompanying notes to financial statements

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2009	2008	2009	2008
From operations:
Net investment income	$4,348,619	$3,804,474	$2,067,550	$2,328,140
Net realized gains (losses) from: Investments and futures	(307,970,598)	15,635,038	(126,526,502)	(6,014,549)
Forward foreign currency contracts and foreign currency transactions	(720)	710	300	—
Net change in unrealized appreciation/depreciation of: Investments and futures	32,566,206	(105,987,544)	47,722,997	(89,021,683)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(271,056,493)	(86,547,322)	(76,735,655)	(92,708,092)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(180,976)	(11,759)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(44,473)	(69,854)	(41,898)	(17,009)
Net investment income–Class P	(1,242,075)	(2,467,674)	(2,895,233)	(702,792)
Net realized gains from investment activities–Class A	(294,201)	(2,106,176)	(6,943)	(4,977,880)
Net realized gains from investment activities–Class B	(1,255)	(12,830)	(57)	(98,245)
Net realized gains from investment activities–Class C	(24,776)	(196,275)	(1,751)	(1,303,538)
Net realized gains from investment activities–Class Y	(89,212)	(679,047)	(938)	(544,442)
Net realized gains from investment activities–Class P	(4,536,274)	(33,937,523)	(83,038)	(53,593,047)
Return of capital–Class A	—	—	—	—
Return of capital–Class P	—	—	—	—
	(6,232,266)	(39,469,379)	(3,210,834)	(61,248,712)
From beneficial interest transactions:
Net proceeds from shares sold	217,727,567	368,287,523	83,578,030	131,971,549
Cost of shares repurchased	(384,750,899)	(289,528,903)	(142,331,683)	(109,717,136)
Proceeds from dividends reinvested	6,083,258	38,722,166	3,140,822	60,186,089
Net increase (decrease) in net assets from beneficial interest transactions	(160,940,074)	117,480,786	(55,612,831)	82,440,502
Redemption fees	126,320	64,871	54,836	28,189
Net increase (decrease) in net assets	(438,102,513)	(8,471,044)	(135,504,484)	(71,488,113)
Net assets:
Beginning of year	1,337,586,864	1,346,057,908	479,179,946	550,668,059
End of year	$899,484,351	$1,337,586,864	$343,675,462	$479,179,946
Accumulated undistributed (distributions in excess of) net investment income	$4,314,260	$1,365,350	$662,945	$1,790,046

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2009	2008	2009	2008	2009	2008
From operations:
Net investment income (loss)	$(1,149,411)	$(3,035,935)	$20,679,617	$33,042,219	$4,845,993	$5,632,361
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(116,971,532)	(21,662,074)	(304,269,058)	32,871,481	(62,301,825)	73,028,013
Forward foreign currency contracts and foreign currency transactions	—	—	4,325,869	1,601,404	(963,079)	74,349
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales, and swaps	17,977,754	(41,842,187)	(19,167,457)	(260,973,271)	(37,248,268)	(88,839,298)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	123,513	(419,156)	64,732	112,725
Net decrease in net assets resulting from operations	(100,143,189)	(66,540,196)	(298,307,516)	(193,877,323)	(95,602,447)	(9,991,850)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(3,074,397)	(1,698,807)	(167,345)	(355,396)
Net investment income–Class B	—	—	(1,520)	(1,378)	—	(1,385)
Net investment income–Class C	—	—	(139,987)	(44,547)	—	(37,870)
Net investment income–Class Y	—	—	(1,620,207)	(1,063,788)	(285,985)	(491,601)
Net investment income–Class P	—	—	(32,754,998)	(19,300,639)	(2,344,776)	(4,491,022)
Net realized gains from investment activities–Class A	—	(7,153,725)	—	(13,559,594)	(4,223,244)	(4,756,491)
Net realized gains from investment activities–Class B	—	(38,611)	—	(48,077)	(44,804)	(77,205)
Net realized gains from investment activities–Class C	—	(1,017,570)	—	(932,772)	(852,014)	(1,209,655)
Net realized gains from investment activities–Class Y	—	(998,131)	—	(6,706,296)	(4,254,851)	(5,043,668)
Net realized gains from investment activities–Class P	—	(76,426,562)	—	(128,203,620)	(50,552,316)	(56,782,137)
	—	(85,634,599)	(37,591,109)	(171,559,518)	(62,725,335)	(73,246,430)
From beneficial interest transactions:
Net proceeds from shares sold	81,226,131	129,795,967	202,345,602	318,182,760	68,138,687	97,285,770
Cost of shares repurchased	(142,190,090)	(116,659,181)	(322,151,375)	(287,047,955)	(112,478,538)	(123,610,703)
Proceeds from dividends reinvested	—	84,110,955	36,549,444	167,691,909	61,489,737	72,159,958
Net increase (decrease) in net assets from beneficial interest transactions	(60,963,959)	97,247,741	(83,256,329)	198,826,714	17,149,886	45,835,025
Redemption fees	50,018	25,799	123,290	61,090	40,596	33,560
Contributions to capital from investment manager/sub-advisors	—	—	—	—	—	1,813
Net increase (decrease) in net assets	(161,057,130)	(54,901,255)	(419,031,664)	(166,549,037)	(141,137,300)	(37,367,882)
Net assets:
Beginning of year	508,631,812	563,533,067	1,212,275,876	1,378,824,913	406,329,627	443,697,509
End of year	$347,574,682	$508,631,812	$793,244,212	$1,212,275,876	$265,192,327	$406,329,627
Accumulated undistributed net investment income	$—	$—	$13,620,567	$26,006,105	$3,826,880	$2,797,118

See accompanying notes to financial statements

	UBS PACE Global Real Estate Securities Investments		UBS PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2009	2008	2009	2008
From operations:
Net investment income (loss)	$1,794,014	$1,649,656	$4,615,054	$6,238,281
Net realized gains (losses) from: Investments, futures, options written, short sales and swaps	(44,684,628)	(9,280,848)	(136,995,549)	6,841,807
Forward foreign currency contracts and foreign currency transactions	(198,973)	27,404	(14,446,727)	(5,490,621)
Net change in unrealized appreciation/depreciation of: Investments, futures, options written, short sales, and swaps	17,617,935	(6,393,023)	21,489,815	(41,059,684)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	11,926	(2,185)	(1,635,101)	2,446,942
Net decrease in net assets resulting from operations	(25,459,726)	(13,998,996)	(126,972,508)	(31,023,275)
Dividends and distributions to shareholders from:
Net investment income–Class A	(41,094)	(193,919)	(277,728)	(518,325)
Net investment income–Class B	—	—	(159)	(42)
Net investment income–Class C	(416)	(7,557)	—	(22,588)
Net investment income–Class Y	—	—	(232,481)	—
Net investment income–Class P	(812,682)	(1,805,244)	(2,404,742)	(3,317,376)
Net realized gains from investment activities–Class A	—	(21,919)	(763,753)	(1,412,016)
Net realized gains from investment activities–Class B	—	—	(502)	(432)
Net realized gains from investment activities–Class C	—	(1,147)	(59,017)	(83,108)
Net realized gains from investment activities–Class Y	—	—	(267,241)	—
Net realized gains from investment activities–Class P	—	(194,759)	(3,358,184)	(7,895,868)
	(854,192)	(2,224,545)	(7,363,807)	(13,249,755)
From beneficial interest transactions:
Net proceeds from shares sold	30,395,528	61,193,248	126,582,421	482,244,241
Cost of shares repurchased	(25,608,398)	(19,527,568)	(328,929,754)	(132,651,645)
Proceeds from dividends reinvested	833,559	2,211,384	7,232,610	13,118,387
Net increase (decrease) in net assets from beneficial interest transactions	5,620,689	43,877,064	(195,114,723)	362,710,983
Redemption fees	21,004	17,378	77,746	82,047
Contributions to capital from investment manager/sub-advisors	—	—	—	16,460
Net increase (decrease) in net assets	(20,672,225)	27,670,901	(329,373,292)	318,536,460
Net assets:
Beginning of year	76,984,997	49,314,096	771,455,649	452,919,189
End of year	$56,312,772	$76,984,997	$442,082,357	$771,455,649
Accumulated undistributed net investment income	$1,070,627	$111,647	$3,750,219	$2,149,382

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UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009		2008	2007	2006	2005
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00
Net investment income	0.008		0.033	0.048	0.038	0.018
Dividends from net investment income	(0.008)		(0.033)	(0.048)	(0.038)	(0.018)
Distributions from net realized gains from investment activities	(0.000	)(1)	—	—	—	—
Total dividends and distributions	(0.008)		(0.033)	(0.048)	(0.038)	(0.018)
Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00
Total investment return(2)	0.81%		3.40%	4.86%	3.89%	1.80%
Ratios/supplemental data:
Net assets, end of year (000's)	$529,959		$523,243	$408,562	$342,573	$227,528
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.59%		0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%		0.93%	0.92%	0.99%	0.97%
Net investment income to average net assets	0.78%		3.27%	4.75%	3.89%	1.85%

(1)  Amount of distribution paid represents less than $0.0005 per share.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.87	$12.72	$12.71	$13.20	$13.05
Net investment income	0.57 (1)	0.56 (1)	0.57 (1)	0.51	0.34
Net realized and unrealized gains (losses) from investment activities	0.56	0.15	0.00 (2)	(0.31)	0.17
Net increase from operations	1.13	0.71	0.57	0.20	0.51
Dividends from net investment income	(0.64)	(0.56)	(0.56)	(0.53)	(0.36)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—
Total dividends and distributions	(0.64)	(0.56)	(0.56)	(0.69)	(0.36)
Net asset value, end of year	$13.36	$12.87	$12.72	$12.71	$13.20
Total investment return(3)	9.09%	5.53%	4.52%	1.61%	3.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$90,386	$91,614	$99,378	$114,663	$140,734
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.02%	1.07%	1.12%	1.11%	1.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.07%	1.12%	1.13%	1.17%	1.17%
Net investment income to average net assets	4.41%	4.30%	4.40%	3.97%	2.54%
Portfolio turnover	877%	588%	495%	575%	665%
	Class C
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.88	$12.73	$12.72	$13.21	$13.06
Net investment income	0.51 (1)	0.50 (1)	0.50 (1)	0.45	0.27
Net realized and unrealized gains (losses) from investment activities	0.55	0.14	0.01	(0.32)	0.17
Net increase from operations	1.06	0.64	0.51	0.13	0.44
Dividends from net investment income	(0.57)	(0.49)	(0.50)	(0.46)	(0.29)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—
Total dividends and distributions	(0.57)	(0.49)	(0.50)	(0.62)	(0.29)
Net asset value, end of year	$13.37	$12.88	$12.73	$12.72	$13.21
Total investment return(3)	8.45%	5.06%	4.00%	1.09%	3.40%
Ratios/supplemental data:
Net assets, end of year (000's)	$24,477	$24,536	$26,449	$30,338	$36,372
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.52%	1.57%	1.62%	1.62%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.63%	1.68%	1.70%	1.75%	1.74%
Net investment income to average net assets	3.90%	3.80%	3.90%	3.45%	2.00%
Portfolio turnover	877%	588%	495%	575%	665%

(1)  Calculated using the average shares method.

(2)  Amount represents less than $0.005 per share.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.87	$12.73	$12.72	$13.20	$13.05
Net investment income	0.46 (1)	0.45 (1)	0.46 (1)	0.40	0.22
Net realized and unrealized gains (losses) from investment activities	0.56	0.15	0.01	(0.29)	0.19
Net increase from operations	1.02	0.60	0.47	0.11	0.41
Dividends from net investment income	(0.53)	(0.46)	(0.46)	(0.43)	(0.26)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—
Total dividends and distributions	(0.53)	(0.46)	(0.46)	(0.59)	(0.26)
Net asset value, end of year	$13.36	$12.87	$12.73	$12.72	$13.20
Total investment return(3)	8.16%	4.72%	3.73%	0.92%	3.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$173	$769	$1,617	$2,776	$4,273
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.77%	1.82%	1.87%	1.86%	1.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.86%	1.89%	1.88%	1.93%	1.93%
Net investment income to average net assets	3.70%	3.55%	3.64%	3.20%	1.69%
Portfolio turnover	877%	588%	495%	575%	665%
	Class Y
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.87	$12.73	$12.72	$13.20	$13.05
Net investment income	0.61 (1)	0.59 (1)	0.61 (1)	0.55	0.38
Net realized and unrealized gains (losses) from investment activities	0.55	0.15	0.00 (2)	(0.30)	0.17
Net increase from operations	1.16	0.74	0.61	0.25	0.55
Dividends from net investment income	(0.67)	(0.60)	(0.60)	(0.57)	(0.40)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—
Total dividends and distributions	(0.67)	(0.60)	(0.60)	(0.73)	(0.40)
Net asset value, end of year	$13.36	$12.87	$12.73	$12.72	$13.20
Total investment return(3)	9.29%	5.86%	4.87%	1.97%	4.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$39,199	$25,669	$13,658	$8,460	$10,069
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%	0.82%	0.79%	0.81%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.92%	0.90%	0.79%	0.84%	0.85%
Net investment income to average net assets	4.65%	4.56%	4.74%	4.27%	2.88%
Portfolio turnover	877%	588%	495%	575%	665%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.87	$12.72	$12.72	$13.20	$13.06
Net investment income	0.61 (1)	0.59 (1)	0.60 (1)	0.54	0.37
Net realized and unrealized gains (losses) from investment activities	0.55	0.15	(0.01)	(0.30)	0.16
Net increase from operations	1.16	0.74	0.59	0.24	0.53
Dividends from net investment income	(0.67)	(0.59)	(0.59)	(0.56)	(0.39)
Distributions from net realized gains from investment activities	—	—	—	(0.16)	—
Total dividends and distributions	(0.67)	(0.59)	(0.59)	(0.72)	(0.39)
Net asset value, end of year	$13.36	$12.87	$12.72	$12.72	$13.20
Total investment return(2)	9.27%	5.87%	4.71%	1.94%	4.11%
Ratios/supplemental data:
Net assets, end of year (000's)	$422,024	$542,337	$469,556	$384,472	$318,339
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%	0.82%	0.87%	0.87%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.86%	0.90%	0.91%	0.96%	0.96%
Net investment income to average net assets	4.66%	4.55%	4.66%	4.22%	2.82%
Portfolio turnover	877%	588%	495%	575%	665%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.51	$11.39	$11.27	$11.44	$11.51
Net investment income(1)	0.44	0.48	0.43	0.38	0.34
Net realized and unrealized gains (losses) from investment activities	0.08	0.12	0.12	(0.17)	(0.07)
Net increase from operations	0.52	0.60	0.55	0.21	0.27
Dividends from net investment income	(0.45)	(0.48)	(0.43)	(0.38)	(0.34)
Net asset value, end of year	$11.58	$11.51	$11.39	$11.27	$11.44
Total investment return(2)	4.88%	5.26%	4.96%	1.90%	2.38%
Ratios/supplemental data:
Net assets, end of year (000's)	$45,165	$46,257	$51,800	$59,884	$75,331
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%	0.93%	1.05%	1.06%	1.07%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.02%	1.05%	1.08%	1.10%	1.09%
Net investment income to average net assets	3.97%	4.10%	3.81%	3.36%	2.93%
Portfolio turnover	512%	387%	255%	349%	221%
	Class C
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$11.52	$11.40	$11.28	$11.46	$11.53
Net investment income(1)	0.38	0.42	0.38	0.32	0.28
Net realized and unrealized gains (losses) from investment activities	0.09	0.12	0.11	(0.17)	(0.06)
Net increase from operations	0.47	0.54	0.49	0.15	0.22
Dividends from net investment income	(0.40)	(0.42)	(0.37)	(0.33)	(0.29)
Net asset value, end of year	$11.59	$11.52	$11.40	$11.28	$11.46
Total investment return(2)	4.36%	4.72%	4.43%	1.30%	1.87%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,185	$3,992	$4,116	$5,301	$7,684
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%	1.43%	1.55%	1.55%	1.56%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.53%	1.57%	1.57%	1.59%	1.59%
Net investment income to average net assets	3.43%	3.60%	3.31%	2.86%	2.44%
Portfolio turnover	512%	387%	255%	349%	221%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(3)  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	For the years ended July 31,
	2009		2008	2007		2006	2005
Net asset value, beginning of year	$11.53		$11.41	$11.29		$11.46	$11.53
Net investment income(1)	0.36		0.38	0.34		0.28	0.24
Net realized and unrealized gains (losses) from investment activities	0.08		0.13	0.13		(0.15)	(0.06)
Net increase from operations	0.44		0.51	0.47		0.13	0.18
Dividends from net investment income	(0.37)		(0.39)	(0.35)		(0.30)	(0.25)
Net asset value, end of year	$11.60		$11.53	$11.41		$11.29	$11.46
Total investment return(2)	4.08%		4.45%	4.18%		1.13%	1.60%
Ratios/supplemental data:
Net assets, end of year (000's)	$155		$166	$324		$637	$1,458
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%		1.68%	1.80%		1.80%	1.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.82%		1.91%	1.84%		1.89%	1.87%
Net investment income to average net assets	3.23%		3.35%	3.04%		2.56%	2.15%
Portfolio turnover	512%		387%	255%		349%	221%
	Class Y
	For the years ended July 31,
	2009		2008	2007		2006	2005
Net asset value, beginning of year	$11.51		$11.39	$11.28		$11.45	$11.52
Net investment income(1)	0.47		0.51	0.47		0.41	0.37
Net realized and unrealized gains (losses) from investment activities	0.09		0.11	0.10		(0.17)	(0.07)
Net increase from operations	0.56		0.62	0.57		0.24	0.30
Dividends from net investment income	(0.48)		(0.50)	(0.46)		(0.41)	(0.37)
Net asset value, end of year	$11.59		$11.51	$11.39		$11.28	$11.45
Total investment return(2)	5.15%		5.52%	5.17%		2.17%	2.66%
Ratios/supplemental data:
Net assets, end of year (000's)	$2,313		$1,359	$1,249		$1,074	$1,108
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68	%(3)	0.68%	0.80	%(4)	0.80%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.68	%(3)	0.76%	0.80%		0.83%	0.86%
Net investment income to average net assets	4.17%		4.34%	4.07%		3.63%	3.20%
Portfolio turnover	512%		387%	255%		349%	221%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$11.51	$11.39	$11.28		$11.45	$11.52
Net investment income(1)	0.47	0.51	0.46		0.41	0.37
Net realized and unrealized gains (losses) from investment activities	0.09	0.11	0.11		(0.17)	(0.07)
Net increase from operations	0.56	0.62	0.57		0.24	0.30
Dividends from net investment income	(0.48)	(0.50)	(0.46)		(0.41)	(0.37)
Net asset value, end of year	$11.59	$11.51	$11.39		$11.28	$11.45
Total investment return(2)	5.14%	5.52%	5.17%		2.17%	2.66%
Ratios/supplemental data:
Net assets, end of year (000's)	$353,068	$404,407	$381,254		$346,298	$313,031
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%	0.68%	0.80	%(3)	0.80%	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%	0.77%	0.80%		0.81%	0.82%
Net investment income to average net assets	4.22%	4.35%	4.07%		3.64%	3.22%
Portfolio turnover	512%	387%	255%		349%	221%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(3)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008	2007		2006		2005
Net asset value, beginning of year	$13.75	$13.25	$13.26		$13.89		$13.88
Net investment income(1)	0.60	0.61	0.56		0.60		0.45
Net realized and unrealized gains (losses) from investment activities	0.39	0.51	0.00	(2)	(0.59)		0.35
Net increase (decrease) from operations	0.99	1.12	0.56		0.01		0.80
Dividends from net investment income	(0.73)	(0.62)	(0.55)		(0.62)		(0.46)
Distributions from net realized gains from investment activities	(0.92)	—	—		—		(0.33)
Returns of capital	—	—	(0.02)		(0.02)		—
Total dividends, distributions and returns of capital	(1.65)	(0.62)	(0.57)		(0.64)		(0.79)
Net asset value, end of year	$13.09	$13.75	$13.25		$13.26		$13.89
Total investment return(3)	8.31%	8.42%	4.32%		0.06%		5.88%
Ratios/supplemental data:
Net assets, end of year (000's)	$33,293	$27,180	$21,711		$20,735		$23,269
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.07%	1.06%	1.15	%(4)	1.20	%(4)	1.23	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.10%	1.13%	1.15%		1.20%		1.23%
Net investment income to average net assets	4.75%	4.40%	4.17%		4.46%		3.20%
Portfolio turnover	178%	236%	188%		196%		147%
	Class C
	For the years ended July 31,
	2009	2008	2007		2006		2005
Net asset value, beginning of year	$13.75	$13.26	$13.26		$13.89		$13.88
Net investment income(1)	0.54	0.54	0.50		0.54		0.38
Net realized and unrealized gains (losses) from investment activities	0.39	0.50	0.00	(2)	(0.60)		0.35
Net increase (decrease) from operations	0.93	1.04	0.50		(0.06)		0.73
Dividends from net investment income	(0.67)	(0.55)	(0.48)		(0.55)		(0.39)
Distributions from net realized gains from investment activities	(0.92)	—	—		—		(0.33)
Returns of capital	—	—	(0.02)		(0.02)		—
Total dividends, distributions and returns of capital	(1.59)	(0.55)	(0.50)		(0.57)		(0.72)
Net asset value, end of year	$13.09	$13.75	$13.26		$13.26		$13.89
Total investment return(3)	7.78%	7.79%	3.87%		(0.43)%		5.38%
Ratios/supplemental data:
Net assets, end of year (000's)	$8,797	$5,592	$5,531		$6,280		$8,082
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.57%	1.56%	1.63%		1.68	%(4)	1.70	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.58%	1.61%	1.63%		1.68%		1.70%
Net investment income to average net assets	4.24%	3.90%	3.69%		3.97%		2.73%
Portfolio turnover	178%	236%	188%		196%		147%

(1)  Calculated using the average shares method.

(2)  Amount represents less than $0.005 per share.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(5)  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of its ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waivers/reimbursement represents less than 0.01%.

	Class B
	For the years ended July 31,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$13.75	$13.25	$13.26		$13.88	$13.88
Net investment income(1)	0.49	0.48	0.44		0.48	0.33
Net realized and unrealized gains (losses) from investment activities	0.40	0.53	0.01		(0.56)	0.36
Net increase (decrease) from operations	0.89	1.01	0.45		(0.08)	0.69
Dividends from net investment income	(0.64)	(0.51)	(0.44)		(0.52)	(0.36)
Distributions from net realized gains from investment activities	(0.92)	—	—		—	(0.33)
Returns of capital	—	—	(0.02)		(0.02)	—
Total dividends, distributions and returns of capital	(1.56)	(0.51)	(0.46)		(0.54)	(0.69)
Net asset value, end of year	$13.08	$13.75	$13.25		$13.26	$13.88
Total investment return(3)	7.45%	7.58%	3.55%		(0.68)%	5.06%
Ratios/supplemental data:
Net assets, end of year (000's)	$333	$142	$456		$1,098	$2,175
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.82%	1.81%	1.93	%(5)	1.93%	1.94%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.93%	2.03%	1.93	%(5)	1.98%	1.96%
Net investment income to average net assets	4.02%	3.59%	3.36%		3.64%	2.45%
Portfolio turnover	178%	236%	188%		196%	147%
	Class Y
	For the years ended July 31,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$13.74	$13.25	$13.26		$13.88	$13.87
Net investment income(1)	0.64	0.66	0.61		0.65	0.51
Net realized and unrealized gains (losses) from investment activities	0.39	0.49	(0.01)		(0.59)	0.34
Net increase (decrease) from operations	1.03	1.15	0.60		0.06	0.85
Dividends from net investment income	(0.77)	(0.66)	(0.59)		(0.66)	(0.51)
Distributions from net realized gains from investment activities	(0.92)	—	—		—	(0.33)
Returns of capital	—	—	(0.02)		(0.02)	—
Total dividends, distributions and returns of capital	(1.69)	(0.66)	(0.61)		(0.68)	(0.84)
Net asset value, end of year	$13.08	$13.74	$13.25		$13.26	$13.88
Total investment return(3)	8.68%	8.67%	4.76%		0.41%	6.25%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,186	$3,045	$1,208		$716	$959
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.73%	0.78%	0.79%		0.85%	0.89	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.73%	0.78%	0.79%		0.85%	0.89%
Net investment income to average net assets	5.09%	4.71%	4.55%		4.79%	3.58%
Portfolio turnover	178%	236%	188%		196%	147%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008	2007		2006	2005
Net asset value, beginning of year	$13.74	$13.25	$13.26		$13.88	$13.88
Net investment income(1)	0.64	0.64	0.59		0.64	0.49
Net realized and unrealized gains (losses) from investment activities	0.38	0.50	0.00	(2)	(0.59)	0.34
Net increase from operations	1.02	1.14	0.59		0.05	0.83
Dividends from net investment income	(0.76)	(0.65)	(0.58)		(0.65)	(0.50)
Distributions from net realized gains from investment activities	(0.92)	—	—		—	(0.33)
Returns of capital	—	—	(0.02)		(0.02)	—
Total dividends, distributions and returns of capital	(1.68)	(0.65)	(0.60)		(0.67)	(0.83)
Net asset value, end of year	$13.08	$13.74	$13.25		$13.26	$13.88
Total investment return(3)	8.58%	8.62%	4.63%		0.34%	6.13%
Ratios/supplemental data:
Net assets, end of year (000's)	$584,235	$785,267	$679,623		$539,286	$429,250
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.82%	0.81%	0.93	%(4)	0.93%	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%	0.89%	0.93%		0.98%	0.98%
Net investment income to average net assets	5.00%	4.65%	4.40%		4.77%	3.51%
Portfolio turnover	178%	236%	188%		196%	147%

(1)  Calculated using the average shares method.

(2)  Amount represents less than $0.005 per share.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.15	$12.22	$12.27	$12.49	$12.56
Net investment income(1)	0.41	0.41	0.40	0.39	0.40
Net realized and unrealized gains (losses) from investment activities	0.30	(0.07)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.71	0.34	0.35	0.17	0.33
Dividends from net investment income	(0.41)	(0.41)	(0.40)	(0.39)	(0.40)
Net asset value, end of year	$12.45	$12.15	$12.22	$12.27	$12.49
Total investment return(2)	5.97%	2.81%	2.84%	1.42%	2.61%
Ratios/supplemental data:
Net assets, end of year (000's)	$88,167	$87,036	$90,219	$99,169	$115,286
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%	0.93%	1.01%	0.99%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%	1.01%	1.02%	1.04%	1.03%
Net investment income to average net assets	3.35%	3.34%	3.21%	3.19%	3.12%
Portfolio turnover	25%	16%	48%	27%	35%
	Class C
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.16	$12.22	$12.27	$12.49	$12.56
Net investment income(1)	0.35	0.35	0.33	0.33	0.33
Net realized and unrealized gains (losses) from investment activities	0.29	(0.06)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.64	0.29	0.28	0.11	0.26
Dividends from net investment income	(0.35)	(0.35)	(0.33)	(0.33)	(0.33)
Net asset value, end of year	$12.45	$12.16	$12.22	$12.27	$12.49
Total investment return(2)	5.36%	2.38%	2.32%	0.91%	2.07%
Ratios/supplemental data:
Net assets, end of year (000's)	$15,474	$13,905	$14,777	$17,315	$21,291
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%	1.43%	1.51%	1.50%	1.48%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.47%	1.52%	1.53%	1.55%	1.55%
Net investment income to average net assets	2.85%	2.84%	2.71%	2.68%	2.61%
Portfolio turnover	25%	16%	48%	27%	35%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.16	$12.23	$12.27	$12.49	$12.56
Net investment income(1)	0.31	0.31	0.30	0.29	0.30
Net realized and unrealized gains (losses) from investment activities	0.31	(0.06)	(0.04)	(0.21)	(0.07)
Net increase from operations	0.62	0.25	0.26	0.08	0.23
Dividends from net investment income	(0.32)	(0.32)	(0.30)	(0.30)	(0.30)
Net asset value, end of year	$12.46	$12.16	$12.23	$12.27	$12.49
Total investment return(2)	5.17%	2.05%	2.10%	0.65%	1.82%
Ratios/supplemental data:
Net assets, end of year (000's)	$103	$196	$259	$985	$2,665
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%	1.68%	1.76%	1.74%	1.71%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.74%	1.89%	1.78%	1.80%	1.79%
Net investment income to average net assets	2.63%	2.57%	2.44%	2.43%	2.37%
Portfolio turnover	25%	16%	48%	27%	35%
	Class Y
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.16	$12.23	$12.28	$12.49	$12.56
Net investment income(1)	0.44	0.44	0.43	0.43	0.42
Net realized and unrealized gains (losses) from investment activities	0.29	(0.07)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.73	0.37	0.38	0.21	0.35
Dividends from net investment income	(0.44)	(0.44)	(0.43)	(0.42)	(0.42)
Net asset value, end of year	$12.45	$12.16	$12.23	$12.28	$12.49
Total investment return(2)	6.23%	3.05%	3.09%	1.75%	2.83%
Ratios/supplemental data:
Net assets, end of year (000's)	$145	$136	$137	$176	$186
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.76%	0.75%	0.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.76%	0.96%	0.83%	0.84%	0.85%
Net investment income to average net assets	3.60%	3.59%	3.46%	3.44%	3.35%
Portfolio turnover	25%	16%	48%	27%	35%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.16	$12.22	$12.27	$12.49	$12.56
Net investment income(1)	0.44	0.44	0.43	0.42	0.42
Net realized and unrealized gains (losses) from investment activities	0.29	(0.06)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.73	0.38	0.38	0.20	0.35
Dividends from net investment income	(0.44)	(0.44)	(0.43)	(0.42)	(0.42)
Net asset value, end of year	$12.45	$12.16	$12.22	$12.27	$12.49
Total investment return(2)	6.14%	3.14%	3.10%	1.66%	2.81%
Ratios/supplemental data:
Net assets, end of year (000's)	$187,814	$242,033	$194,370	$140,320	$111,908
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%	0.68%	0.76%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%	0.79%	0.81%	0.84%	0.82%
Net investment income to average net assets	3.61%	3.59%	3.47%	3.43%	3.33%
Portfolio turnover	25%	16%	48%	27%	35%

(1)  Calculated using the average shares method.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009		2008(1)	2007	2006	2005
Net asset value, beginning of year	$11.84		$11.38	$11.20	$11.76	$11.74
Net investment income(2)	0.30		0.25	0.25	0.25	0.24
Net realized and unrealized gains (losses) from investment activities	(0.06)		1.14	0.23	(0.06)	0.52
Net increase from operations	0.24		1.39	0.48	0.19	0.76
Dividends from net investment income	(0.44)		(0.93)	(0.30)	(0.57)	(0.72)
Distributions from net realized gains from investment activities	—		—	—	(0.18)	(0.02)
Total dividends and distributions	(0.44)		(0.93)	(0.30)	(0.75)	(0.74)
Net asset value, end of year	$11.64		$11.84	$11.38	$11.20	$11.76
Total investment return(3)	2.35%		12.76%	4.36%	1.86%	6.33%
Ratios/supplemental data:
Net assets, end of year (000's)	$103,708		$118,784	$111,910	$124,045	$144,325
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.25%		1.25%	1.37%	1.37%	1.37	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.32%		1.35%	1.37%	1.40%	1.41	%(5)
Net investment income to average net assets	2.83%		2.07%	2.23%	2.25%	1.98%
Portfolio turnover	37%		65%	111%	175%	260%
	Class C
	For the years ended July 31,
	2009		2008(1)	2007	2006	2005
Net asset value, beginning of year	$11.85		$11.38	$11.20	$11.76	$11.74
Net investment income(2)	0.25		0.19	0.20	0.20	0.18
Net realized and unrealized gains (losses) from investment activities	(0.08)		1.15	0.23	(0.06)	0.53
Net increase from operations	0.17		1.34	0.43	0.14	0.71
Dividends from net investment income	(0.38)		(0.87)	(0.25)	(0.52)	(0.67)
Distributions from net realized gains from investment activities	—		—	—	(0.18)	(0.02)
Total dividends and distributions	(0.38)		(0.87)	(0.25)	(0.70)	(0.69)
Net asset value, end of year	$11.64		$11.85	$11.38	$11.20	$11.76
Total investment return(3)	1.85%		12.20%	3.86%	1.35%	5.82%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,234		$7,161	$6,347	$7,499	$8,736
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.75	%(4)	1.75%	1.85%	1.87%	1.86	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.80%		1.84%	1.85%	1.89%	1.92	%(5)
Net investment income to average net assets	2.32%		1.57%	1.74%	1.75%	1.50%
Portfolio turnover	37%		65%	111%	175%	260%

(1)  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(5)  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

	Class B
	For the years ended July 31,
	2009	2008(1)	2007		2006		2005
Net asset value, beginning of year	$11.87	$11.40	$11.22		$11.78		$11.76
Net investment income(2)	0.22	0.15	0.16		0.17		0.15
Net realized and unrealized gains (losses) from investment activities	(0.06)	1.16	0.24		(0.06)		0.52
Net increase from operations	0.16	1.31	0.40		0.11		0.67
Dividends from net investment income	(0.35)	(0.84)	(0.22)		(0.49)		(0.63)
Distributions from net realized gains from investment activities	—	—	—		(0.18)		(0.02)
Total dividends and distributions	(0.35)	(0.84)	(0.22)		(0.67)		(0.65)
Net asset value, end of year	$11.68	$11.87	$11.40		$11.22		$11.78
Total investment return(3)	1.64%	11.89%	3.57%		1.08%		5.52%
Ratios/supplemental data:
Net assets, end of year (000's)	$191	$505	$723		$878		$1,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.00%	2.00%	2.13%		2.12%		2.12	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.10%	2.15%	2.13%		2.16%		2.17	%(5)
Net investment income to average net assets	2.11%	1.31%	1.47%		1.50%		1.22%
Portfolio turnover	37%	65%	111%		175%		260%
	Class Y
	For the years ended July 31,
	2009	2008(1)	2007		2006		2005
Net asset value, beginning of year	$11.83	$11.36	$11.19		$11.75		$11.73
Net investment income(2)	0.34	0.29	0.29		0.29		0.28
Net realized and unrealized gains (losses) from investment activities	(0.07)	1.15	0.22		(0.06)		0.52
Net increase from operations	0.27	1.44	0.51		0.23		0.80
Dividends from net investment income	(0.47)	(0.97)	(0.34)		(0.61)		(0.76)
Distributions from net realized gains from investment activities	—	—	—		(0.18)		(0.02)
Total dividends and distributions	(0.47)	(0.97)	(0.34)		(0.79)		(0.78)
Net asset value, end of year	$11.63	$11.83	$11.36		$11.19		$11.75
Total investment return(3)	2.71%	13.16%	4.67%		2.21%		6.67%
Ratios/supplemental data:
Net assets, end of year (000's)	$7,773	$10,253	$7,113		$7,077		$9,285
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.89%	0.93%	1.03	%(4)	1.05	%(4)	1.06	%(4)(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.94%	0.99%	1.03%		1.05%		1.06	%(5)
Net investment income to average net assets	3.19%	2.40%	2.58%		2.57%		2.30%
Portfolio turnover	37%	65%	111%		175%		260%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009		2008(1)	2007	2006	2005
Net asset value, beginning of year	$11.84		$11.38	$11.20	$11.76	$11.74
Net investment income(2)	0.33		0.28	0.28	0.28	0.27
Net realized and unrealized gains (losses) from investment activities	(0.07)		1.14	0.23	(0.06)	0.52
Net increase from operations	0.26		1.42	0.51	0.22	0.79
Dividends from net investment income	(0.46)		(0.96)	(0.33)	(0.60)	(0.75)
Distributions from net realized gains from investment activities	—		—	—	(0.18)	(0.02)
Total dividends and distributions	(0.46)		(0.96)	(0.33)	(0.78)	(0.77)
Net asset value, end of year	$11.64		$11.84	$11.38	$11.20	$11.76
Total investment return(3)	2.60%		12.95%	4.62%	2.11%	6.58%
Ratios/supplemental data:
Net assets, end of year (000's)	$364,616		$534,097	$440,787	$349,676	$274,572
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.00	%(4)	1.00%	1.13%	1.13%	1.14	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.17%		1.18%	1.22%	1.27%	1.29	%(5)
Net investment income to average net assets	3.09%		2.32%	2.49%	2.49%	2.25%
Portfolio turnover	37%		65%	111%	175%	260%

(1)  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(5)  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A					Class C
	For the years ended July 31,			For the period ended July 31,		For the period ended July 31,
	2009	2008	2007	2006(1)		2009(2)
Net asset value, beginning of period	$9.04	$9.60	$9.81	$9.95		$7.49
Net investment income(6)	0.66	0.60	0.60	0.11		0.29
Net realized and unrealized gains (losses) from investment activities	0.02	(0.54)	(0.23)	(0.10)		1.54
Net increase (decrease) from operations	0.68	0.06	0.37	0.01		1.83
Dividends from net investment income	(0.78)	(0.59)	(0.58)	(0.15)		(0.39)
Distributions from net realized gains from investment activities	—	(0.01)	—	—		—
Return of capital	—	(0.02)	—	—		—
Total dividends, distributions and return of capital	(0.78)	(0.62)	(0.58)	(0.15)		(0.39)
Net asset value, end of period	$8.94	$9.04	$9.60	$9.81		$8.93
Total investment return(7)	9.49%	0.58%	3.66%	0.15%		25.40%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,538	$2,181	$741	$345		$1,819
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.35%	1.35%	1.35%	1.35	%(8)	1.85	%(8)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.46%	1.59%	1.96%	7.56	%(8)	1.92	%(8)
Net investment income to average net assets	8.46%	6.43%	5.96%	6.04	%(8)	6.96	%(8)
Portfolio turnover	49%	25%	26%	39%		49%

(1)  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

(2)  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

(3)  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

(4)  For the period April 3, 2006 (commencement of issuance) through July 24, 2006. There were no shares outstanding from July 25, 2006 through December 25, 2008.

(5)  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(6)  Calculated using the average shares method.

(7)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(8)  Annualized.

	Class Y				Class P
	For the period ended July 31,		For the period ended July 24,		For the years ended July 31,			For the period ended July 31,
	2009(3)		2006(4)		2009	2008	2007	2006(5)
Net asset value, beginning of period	$6.83		$10.00		$9.04	$9.61	$9.81	$9.95
Net investment income(6)	0.42		0.17		0.69	0.63	0.62	0.14
Net realized and unrealized gains (losses) from investment activities	2.11		(0.22)		0.02	(0.56)	(0.22)	(0.09)
Net increase (decrease) from operations	2.53		(0.05)		0.71	0.07	0.40	0.05
Dividends from net investment income	(0.41)		(0.14)		(0.80)	(0.61)	(0.60)	(0.19)
Distributions from net realized gains from investment activities	—		—		—	(0.01)	—	—
Return of capital	—		—		—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.41)		(0.14)		(0.80)	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$8.95		$9.81		$8.95	$9.04	$9.61	$9.81
Total investment return(7)	38.23%		(0.45)%		9.87%	0.71%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$7		$—		$147,029	$142,985	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10	%(8)	1.10	%(8)	1.10%	1.10%	1.10%	1.10	%(8)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.37	%(8)	2.32	%(8)	1.34%	1.31%	1.72%	8.16	%(8)
Net investment income to average net assets	9.13	%(8)	5.94	%(8)	8.80%	6.68%	6.24%	6.34	%(8)
Portfolio turnover	49%		39%		49%	25%	26%	39%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008(1)	2007	2006		2005
Net asset value, beginning of year	$16.67	$22.41	$22.35	$20.64		$17.56
Net investment income(2)	0.19	0.25	0.23	0.22		0.22
Net realized and unrealized gains (losses) from investment activities	(3.44)	(3.34)	2.80	2.16		3.06
Net increase (decrease) from operations	(3.25)	(3.09)	3.03	2.38		3.28
Dividends from net investment income	(0.26)	(0.11)	(0.23)	(0.20)		(0.20)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)		—
Total dividends and distributions	(0.26)	(2.65)	(2.97)	(0.67)		(0.20)
Net asset value, end of year	$13.16	$16.67	$22.41	$22.35		$20.64
Total investment return(3)	(19.27)%	(15.56)%	13.94%	11.77%		18.78%
Ratios/supplemental data:
Net assets, end of year (000's)	$146,510	$217,986	$291,942	$292,632		$306,916
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.24%	1.09%	1.08%	1.14	%(4)	1.15	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.24%	1.22%	1.21%	1.27%		1.27%
Net investment income to average net assets	1.52%	1.26%	0.99%	1.03%		1.16%
Portfolio turnover	87%	161%	105%	95%		74%
	Class C
	For the years ended July 31,
	2009	2008(1)	2007	2006		2005
Net asset value, beginning of year	$16.59	$22.36	$22.29	$20.58		$17.50
Net investment income(2)	0.09	0.09	0.05	0.05		0.07
Net realized and unrealized gains (losses) from investment activities	(3.41)	(3.32)	2.80	2.15		3.05
Net increase (decrease) from operations	(3.32)	(3.23)	2.85	2.20		3.12
Dividends from net investment income	(0.12)	—	(0.04)	(0.02)		(0.04)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)		—
Total dividends and distributions	(0.12)	(2.54)	(2.78)	(0.49)		(0.04)
Net asset value, end of year	$13.15	$16.59	$22.36	$22.29		$20.58
Total investment return(3)	(19.89)%	(16.24)%	13.11%	10.86%		17.87%
Ratios/supplemental data:
Net assets, end of year (000's)	$16,560	$24,765	$35,110	$36,374		$40,113
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%	1.88%	1.86%	1.93	%(4)	1.94	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.05%	2.01%	2.00%	2.06%		2.06%
Net investment income to average net assets	0.74%	0.47%	0.21%	0.24%		0.38%
Portfolio turnover	87%	161%	105%	95%		74%

(1)  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	For the years ended July 31,
	2009	2008(1)	2007	2006	2005
Net asset value, beginning of year	$16.62	$22.43	$22.34	$20.62	$17.50
Net investment income(2)	0.09	0.06	0.04	0.03	0.07
Net realized and unrealized gains (losses) from investment activities	(3.41)	(3.33)	2.79	2.16	3.05
Net increase (decrease) from operations	(3.32)	(3.27)	2.83	2.19	3.12
Dividends from net investment income	(0.10)	—	—	—	—
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.10)	(2.54)	(2.74)	(0.47)	—
Net asset value, end of year	$13.20	$16.62	$22.43	$22.34	$20.62
Total investment return(3)	(19.92)%	(16.38)%	13.00%	10.77%	17.83%
Ratios/supplemental data:
Net assets, end of year (000's)	$405	$765	$1,872	$5,289	$8,554
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%	2.02%	1.98%	2.00%	2.02	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.30%	2.16%	2.11%	2.13%	2.13%
Net investment income to average net assets	0.76%	0.29%	0.18%	0.16%	0.36%
Portfolio turnover	87%	161%	105%	95%	74%
	Class Y
	For the years ended July 31,
	2009	2008(1)	2007	2006	2005
Net asset value, beginning of year	$16.75	$22.51	$22.45	$20.70	$17.60
Net investment income(2)	0.23	0.32	0.30	0.30	0.28
Net realized and unrealized gains (losses) from investment activities	(3.45)	(3.35)	2.82	2.17	3.07
Net increase (decrease) from operations	(3.22)	(3.03)	3.12	2.47	3.35
Dividends from net investment income	(0.32)	(0.19)	(0.32)	(0.25)	(0.25)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.32)	(2.73)	(3.06)	(0.72)	(0.25)
Net asset value, end of year	$13.21	$16.75	$22.51	$22.45	$20.70
Total investment return(3)	(18.93)%	(15.30)%	14.36%	12.20%	19.17%
Ratios/supplemental data:
Net assets, end of year (000's)	$23,834	$33,809	$45,177	$43,234	$42,046
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.86%	0.76%	0.74%	0.77%	0.83	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.86%	0.89%	0.88%	0.90%	0.95%
Net investment income to average net assets	1.90%	1.59%	1.32%	1.40%	1.48%
Portfolio turnover	87%	161%	105%	95%	74%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008(1)	2007	2006	2005
Net asset value, beginning of year	$16.69	$22.44	$22.38	$20.66	$17.58
Net investment income(2)	0.22	0.30	0.28	0.28	0.26
Net realized and unrealized gains (losses) from investment activities	(3.44)	(3.34)	2.82	2.16	3.07
Net increase (decrease) from operations	(3.22)	(3.04)	3.10	2.44	3.33
Dividends from net investment income	(0.31)	(0.17)	(0.30)	(0.25)	(0.25)
Distributions from net realized gains from investment activities	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.31)	(2.71)	(3.04)	(0.72)	(0.25)
Net asset value, end of year	$13.16	$16.69	$22.44	$22.38	$20.66
Total investment return(3)	(19.01)%	(15.39)%	14.26%	12.07%	19.03%
Ratios/supplemental data:
Net assets, end of year (000's)	$819,420	$1,159,915	$1,306,425	$1,078,221	$837,901
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.99%	0.85%	0.83%	0.86%	0.91	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.99%	0.98%	0.96%	0.99%	1.03%
Net investment income to average net assets	1.76%	1.51%	1.23%	1.30%	1.38%
Portfolio turnover	87%	161%	105%	95%	74%

(1)  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008(1)		2007(2)		2006		2005
Net asset value, beginning of year	$16.67	$18.18		$15.75		$15.83		$13.50
Net investment income (loss)(3)	0.03	0.00	(4)	(0.02)		(0.03)		(0.02)
Net realized and unrealized gains (losses) from investment activities	(3.27)	(1.03)		2.45		(0.05)		2.35
Net increase (decrease) from operations	(3.24)	(1.03)		2.43		(0.08)		2.33
Distributions from net realized gains from investment activities	(0.07)	(0.48)		—		—		—
Net asset value, end of year	$13.36	$16.67		$18.18		$15.75		$15.83
Total investment return(5)	(19.39)%	(5.94)%		15.43%		(0.51)%		17.26%
Ratios/supplemental data:
Net assets, end of year (000's)	$56,038	$77,628		$80,334		$82,201		$95,264
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.26%	1.20%		1.20%		1.23%		1.28	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.30%	1.25%		1.25%		1.28%		1.32%
Net investment income (loss) to average net assets	0.21%	0.00	%(7)	(0.10)%		(0.18)%		(0.11)%
Portfolio turnover	100%	120%		95%		64%		79%
	Class C
	For the years ended July 31,
	2009	2008(1)		2007(2)		2006		2005
Net asset value, beginning of year	$15.66	$17.26		$15.08		$15.27		$13.14
Net investment income (loss)(3)	(0.07)	(0.14)		(0.16)		(0.16)		(0.13)
Net realized and unrealized gains (losses) from investment activities	(3.07)	(0.98)		2.34		(0.03)		2.26
Net increase (decrease) from operations	(3.14)	(1.12)		2.18		(0.19)		2.13
Dividends from net investment income	—	—		—		—		—
Distributions from net realized gains from investment activities	(0.07)	(0.48)		—		—		—
Total dividends and distributions	(0.07)	(0.48)		—		—		—
Net asset value, end of year	$12.45	$15.66		$17.26		$15.08		$15.27
Total investment return(5)	(20.00)%	(6.80)%		14.46%		(1.24)%		16.21%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,170	$6,120		$7,488		$7,586		$9,944
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.04	%(6)	2.05	%(6)	2.07	%(6)	2.11	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.20%	2.09%		2.09%		2.12%		2.15%
Net investment income (loss) to average net assets	(0.57)%	(0.84)%		(0.95)%		(1.03)%		(0.94)%
Portfolio turnover	100%	120%		95%		64%		79%

(1)  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

(3)  Calculated using the average shares method.

(4)  Amount represents less than $0.005 per share.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(7)  Amount represents less than 0.005%.

	Class B
	For the years ended July 31,
	2009	2008(1)	2007(2)	2006		2005
Net asset value, beginning of year	$15.62	$17.22	$15.05	$15.25		$13.12
Net investment income (loss)(3)	(0.07)	(0.14)	(0.15)	(0.16)		(0.13)
Net realized and unrealized gains (losses) from investment activities	(3.07)	(0.98)	2.32	(0.04)		2.26
Net increase (decrease) from operations	(3.14)	(1.12)	2.17	(0.20)		2.13
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—		—
Net asset value, end of year	$12.41	$15.62	$17.22	$15.05		$15.25
Total investment return(5)	(20.05)%	(6.81)%	14.42%	(1.31)%		16.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$199	$371	$643	$1,450		$3,185
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%	2.05%	2.05%	2.10%		2.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.32%	2.24%	2.24%	2.27%		2.27%
Net investment income (loss) to average net assets	(0.58)%	(0.85)%	(0.90)%	(1.09)%		(0.98)%
Portfolio turnover	100%	120%	95%	64%		79%
	Class Y
	For the years ended July 31,
	2009	2008(1)	2007(2)	2006		2005
Net asset value, beginning of year	$17.03	$18.54	$16.05	$16.09		$13.67
Net investment income (loss)(3)	0.08	0.07	0.05	0.03		0.04
Net realized and unrealized gains (losses) from investment activities	(3.34)	(1.05)	2.49	(0.04)		2.38
Net increase (decrease) from operations	(3.26)	(0.98)	2.54	(0.01)		2.42
Dividends from net investment income	(0.03)	(0.05)	(0.05)	(0.03)		—
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—		—
Total dividends and distributions	(0.10)	(0.53)	(0.05)	(0.03)		—
Net asset value, end of year	$13.67	$17.03	$18.54	$16.05		$16.09
Total investment return(5)	(19.04)%	(5.64)%	15.90%	(0.10)%		17.70%
Ratios/supplemental data:
Net assets, end of year (000's)	$16,885	$23,263	$26,125	$22,668		$25,014
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.84%	0.82%	0.82%	0.85	%(6)	0.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.88%	0.87%	0.86%	0.89%		0.90%
Net investment income (loss) to average net assets	0.63%	0.38%	0.27%	0.20%		0.30%
Portfolio turnover	100%	120%	95%	64%		79%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008(1)	2007(2)	2006		2005
Net asset value, beginning of year	$16.94	$18.45	$15.97	$16.02		$13.62
Net investment income(3)	0.06	0.05	0.03	0.02		0.03
Net realized and unrealized gains (losses) from investment activities	(3.32)	(1.04)	2.49	(0.05)		2.37
Net increase (decrease) from operations	(3.26)	(0.99)	2.52	(0.03)		2.40
Dividends from net investment income	(0.02)	(0.04)	(0.04)	(0.02)		—
Distributions from net realized gains from investment activities	(0.07)	(0.48)	—	—		—
Total dividends and distributions	(0.09)	(0.52)	(0.04)	(0.02)		—
Net asset value, end of year	$13.59	$16.94	$18.45	$15.97		$16.02
Total investment return(4)	(19.19)%	(5.68)%	15.76%	(0.20)%		17.62%
Ratios/supplemental data:
Net assets, end of year (000's)	$822,192	$1,230,206	$1,231,468	$945,358		$780,687
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.97%	0.91%	0.91%	0.95	%(5)	0.97	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.01%	0.96%	0.95%	1.00%		1.01%
Net investment income to average net assets	0.50%	0.29%	0.17%	0.12%		0.18%
Portfolio turnover	100%	120%	95%	64%		79%

(1)  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

(3)  Calculated using the average shares method.

(4)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009(1)		2008(2)		2007	2006(2)	2005
Net asset value, beginning of year	$14.27		$19.29		$17.07	$21.80	$19.63
Net investment income (loss)(3)	0.05		0.06		0.01	(0.03)	(0.05)
Net realized and unrealized gains (losses) from investment activities	(2.25)		(3.01)		2.97	(0.82)	4.27
Net increase (decrease) from operations	(2.20)		(2.95)		2.98	(0.85)	4.22
Dividends from net investment income	(0.08)		(0.00	)(4)	—	—	—
Distributions from net realized gains from investment activities	(0.00	)(4)	(2.07)		(0.76)	(3.88)	(2.05)
Total dividends and distributions	(0.08)		(2.07)		(0.76)	(3.88)	(2.05)
Net asset value, end of year	$11.99		$14.27		$19.29	$17.07	$21.80
Total investment return(5)	(15.29)%		(16.25)%		17.70%	(4.10)%	22.35%
Ratios/supplemental data:
Net assets, end of year (000's)	$24,661		$37,185		$47,845	$45,583	$55,299
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.38%		1.29%		1.27%	1.30%	1.33	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.39%		1.29%		1.27%	1.30%	1.33%
Net investment income (loss) to average net assets	0.44%		0.34%		0.05%	(0.16)%	(0.27)%
Portfolio turnover	111%		43%		59%	81%	55%
	Class C
	For the years ended July 31,
	2009(1)		2008(2)		2007	2006(2)	2005
Net asset value, beginning of year	$13.18		$18.12		$16.19	$21.03	$19.13
Net investment income (loss)(3)	(0.03)		(0.06)		(0.13)	(0.17)	(0.20)
Net realized and unrealized gains (losses) from investment activities	(2.08)		(2.81)		2.82	(0.79)	4.15
Net increase (decrease) from operations	(2.11)		(2.87)		2.69	(0.96)	3.95
Dividends from net investment income	—		—		—	—	—
Distributions from net realized gains from investment activities	(0.00	)(4)	(2.07)		(0.76)	(3.88)	(2.05)
Total dividends and distributions	(0.00	)(4)	(2.07)		(0.76)	(3.88)	(2.05)
Net asset value, end of year	$11.07		$13.18		$18.12	$16.19	$21.03
Total investment return(5)	(15.98)%		(16.93)%		16.85%	(4.86)%	21.48%
Ratios/supplemental data:
Net assets, end of year (000's)	$5,603		$8,400		$11,964	$11,552	$14,515
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.15%		2.06%		2.04%	2.08%	2.08	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.14%		2.06%		2.04%	2.08%	2.08%
Net investment income (loss) to average net assets	(0.32)%		(0.42)%		(0.71)%	(0.93)%	(1.03)%
Portfolio turnover	111%		43%		59%	81%	55%

(1)  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

(3)  Calculated using the average shares method.

(4)  Amount of dividend or distribution paid represents less than $0.005 per share.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	For the years ended July 31,
	2009(1)		2008(2)	2007	2006(2)		2005
Net asset value, beginning of year	$13.12		$18.06	$16.15	$21.00		$19.12
Net investment income (loss)(3)	(0.02)		(0.08)	(0.14)	(0.18)		(0.21)
Net realized and unrealized gains (losses) from investment activities	(2.08)		(2.79)	2.81	(0.79)		4.14
Net increase (decrease) from operations	(2.10)		(2.87)	2.67	(0.97)		3.93
Dividends from net investment income	—		—	—	—		—
Distributions from net realized gains from investment activities	(0.00	)(4)	(2.07)	(0.76)	(3.88)		(2.05)
Total dividends and distributions	(0.00	)(4)	(2.07)	(0.76)	(3.88)		(2.05)
Net asset value, end of year	$11.02		$13.12	$18.06	$16.15		$21.00
Total investment return(5)	(15.90)%		(16.99)%	16.77%	(4.93)%		21.38%
Ratios/supplemental data:
Net assets, end of year (000's)	$97		$333	$1,006	$1,859		$4,373
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%		2.16%	2.13%	2.14	%(6)	2.14	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.47%		2.20%	2.13%	2.14%		2.14%
Net investment income (loss) to average net assets	(0.25)%		(0.53)%	(0.80)%	(0.97)%		(1.09)%
Portfolio turnover	111%		43%	59%	81%		55%
	Class Y
	For the years ended July 31,
	2009(1)		2008(2)	2007	2006(2)		2005
Net asset value, beginning of year	$14.64		$19.73	$17.39	$22.07		$19.78
Net investment income (loss)(3)	0.09		0.11	0.07	0.03		0.02
Net realized and unrealized gains (losses) from investment activities	(2.31)		(3.07)	3.03	(0.83)		4.32
Net increase (decrease) from operations	(2.22)		(2.96)	3.10	(0.80)		4.34
Dividends from net investment income	(0.13)		(0.06)	—	—		—
Distributions from net realized gains from investment activities	(0.00	)(4)	(2.07)	(0.76)	(3.88)		(2.05)
Total dividends and distributions	(0.13)		(2.13)	(0.76)	(3.88)		(2.05)
Net asset value, end of year	$12.29		$14.64	$19.73	$17.39		$22.07
Total investment return(5)	(14.92)%		(15.95)%	18.07%	(3.78)%		22.82%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,255		$4,443	$5,980	$4,311		$4,994
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.97%		0.95%	0.94%	0.97%		0.98	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.98%		0.95%	0.94%	0.97%		0.98%
Net investment income (loss) to average net assets	0.85%		0.68%	0.37%	0.17%		0.08%
Portfolio turnover	111%		43%	59%	81%		55%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009(1)		2008(2)	2007		2006(2)		2005
Net asset value, beginning of year	$14.53		$19.60	$17.31		$22.02		$19.78
Net investment income (loss)(3)	0.07		0.08	0.03		(0.00	)(4)	(0.02)
Net realized and unrealized gains (losses) from investment activities	(2.30)		(3.05)	3.02		(0.83)		4.31
Net increase (decrease) from operations	(2.23)		(2.97)	3.05		(0.83)		4.29
Dividends from net investment income	(0.10)		(0.03)	—		—		—
Distributions from net realized gains from investment activities	(0.00	)(5)	(2.07)	(0.76)		(3.88)		(2.05)
Total dividends and distributions	(0.10)		(2.10)	(0.76)		(3.88)		(2.05)
Net asset value, end of year	$12.20		$14.53	$19.60		$17.31		$22.02
Total investment return(6)	(15.14)%		(16.13)%	17.86%		(3.95)%		22.55%
Ratios/supplemental data:
Net assets, end of year (000's)	$310,059		$428,819	$483,873		$387,514		$366,083
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%		1.16%	1.16	%(7)	1.16%		1.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.32%		1.18%	1.16%		1.18%		1.17%
Net investment income (loss) to average net assets	0.66%		0.48%	0.16%		(0.03)%		(0.10)%
Portfolio turnover	111%		43%	59%		81%		55%

(1)  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

(3)  Calculated using the average shares method.

(4)  Amount of loss represents less than $0.005 per share.

(5)  Amount of distribution paid represents less than $0.005 per share.

(6)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(7)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009(1)	2008	2007(2)	2006(3)	2005
Net asset value, beginning of year	$13.06	$17.30	$14.45	$17.52	$14.08
Net investment loss(4)	(0.05)	(0.11)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gains (losses) from investment activities	(2.38)	(1.53)	3.40	(0.58)	3.64
Net increase (decrease) from operations	(2.43)	(1.64)	3.28	(0.70)	3.50
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of year	$10.63	$13.06	$17.30	$14.45	$17.52
Total investment return(5)	(18.61)%	(11.39)%	23.00%	(4.22)%	24.91%
Ratios/supplemental data:
Net assets, end of year (000's)	$29,429	$41,494	$49,562	$48,824	$60,328
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.38%	1.31%	1.30%	1.32%	1.33	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.40%	1.31%	1.30%	1.32%	1.33%
Net investment loss to average net assets	(0.56)%	(0.70)%	(0.77)%	(0.78)%	(0.92)%
Portfolio turnover	154%	128%	109%	134%	60%
	Class C
	For the years ended July 31,
	2009(1)	2008	2007(2)	2006(3)	2005
Net asset value, beginning of year	$12.07	$16.30	$13.74	$16.90	$13.70
Net investment loss(4)	(0.11)	(0.21)	(0.24)	(0.24)	(0.26)
Net realized and unrealized gains (losses) from investment activities	(2.20)	(1.42)	3.23	(0.55)	3.52
Net increase (decrease) from operations	(2.31)	(1.63)	2.99	(0.79)	3.26
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of year	$9.76	$12.07	$16.30	$13.74	$16.90
Total investment return(5)	(19.21)%	(12.08)%	22.14%	(4.98)%	23.84%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,285	$4,991	$6,712	$6,709	$8,337
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.08%	2.08%	2.11%	2.15	%(6)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.19%	2.08%	2.08%	2.11%	2.15%
Net investment loss to average net assets	(1.30)%	(1.47)%	(1.55)%	(1.56)%	(1.74)%
Portfolio turnover	154%	128%	109%	134%	60%

(1)  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

(3)  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

(4)  Calculated using the average shares method.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(6)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	For the years ended July 31,
	2009(1)	2008	2007(2)	2006(3)	2005
Net asset value, beginning of year	$11.99	$16.22	$13.68	$16.86	$13.68
Net investment loss(4)	(0.11)	(0.22)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gains (losses) from investment activities	(2.19)	(1.41)	3.20	(0.57)	3.52
Net increase (decrease) from operations	(2.30)	(1.63)	2.97	(0.81)	3.24
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of year	$9.69	$11.99	$16.22	$13.68	$16.86
Total investment return(5)	(19.18)%	(12.16)%	22.02%	(5.13)%	23.73%
Ratios/supplemental data:
Net assets, end of year (000's)	$68	$123	$310	$696	$1,915
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%	2.13%	2.13%	2.19%	2.27%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.61%	2.43%	2.30%	2.27%	2.28%
Net investment loss to average net assets	(1.29)%	(1.52)%	(1.58)%	(1.62)%	(1.85)%
Portfolio turnover	154%	128%	109%	134%	60%
	Class Y
	For the years ended July 31,
	2009(1)	2008	2007(2)	2006(3)	2005
Net asset value, beginning of year	$13.47	$17.71	$14.72	$17.74	$14.21
Net investment loss(4)	(0.01)	(0.05)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gains (losses) from investment activities	(2.44)	(1.59)	3.49	(0.58)	3.68
Net increase (decrease) from operations	(2.45)	(1.64)	3.42	(0.65)	3.59
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of year	$11.02	$13.47	$17.71	$14.72	$17.74
Total investment return(5)	(18.26)%	(11.09)%	23.54%	(3.86)%	25.32%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,369	$5,671	$6,022	$4,279	$4,057
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%	0.94%	0.93%	0.95%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.96%	0.94%	0.93%	0.95%	0.96%
Net investment loss to average net assets	(0.15)%	(0.33)%	(0.41)%	(0.41)%	(0.55)%
Portfolio turnover	154%	128%	109%	134%	60%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009(1)	2008	2007(2)	2006(3)	2005
Net asset value, beginning of year	$13.36	$17.61	$14.67	$17.72	$14.22
Net investment loss(4)	(0.03)	(0.08)	(0.10)	(0.10)	(0.11)
Net realized and unrealized gains (losses) from investment activities	(2.43)	(1.57)	3.47	(0.58)	3.67
Net increase (decrease) from operations	(2.46)	(1.65)	3.37	(0.68)	3.56
Distributions from net realized gains from investment activities	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of year	$10.90	$13.36	$17.61	$14.67	$17.72
Total investment return(5)	(18.41)%	(11.22)%	23.28%	(4.05)%	25.08%
Ratios/supplemental data:
Net assets, end of year (000's)	$310,425	$456,354	$500,929	$380,197	$356,839
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.31%	1.17%	1.16%	1.18%	1.18%
Net investment loss to average net assets	(0.31)%	(0.52)%	(0.60)%	(0.59)%	(0.72)%
Portfolio turnover	154%	128%	109%	134%	60%

(1)  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

(3)  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

(4)  Calculated using the average shares method.

(5)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$16.17	$21.27	$19.03	$15.46		$12.96
Net investment income(2)	0.27	0.41	0.29	0.30		0.21
Net realized and unrealized gains (losses) from investment activities	(4.22)	(2.99)	4.09	3.50		2.35
Net increase (decrease) from operations	(3.95)	(2.58)	4.38	3.80		2.56
Dividends from net investment income	(0.50)	(0.28)	(0.35)	(0.23)		(0.06)
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—		—
Total dividends and distributions	(0.50)	(2.52)	(2.14)	(0.23)		(0.06)
Net asset value, end of year	$11.72	$16.17	$21.27	$19.03		$15.46
Total investment return(3)	(24.02)%	(13.73)%	24.14%	24.77%		19.78%
Ratios/supplemental data:
Net assets, end of year (000's)	$71,466	$106,380	$130,966	$111,153		$97,046
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.46%	1.37%	1.38%	1.47	%(4)	1.55	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.46%	1.37%	1.38%	1.47%		1.55%
Net investment income to average net assets	2.47%	2.16%	1.42%	1.73%		1.45%
Portfolio turnover	60%	54%	61%	52%		39%
	Class C
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$15.79	$20.81	$18.65	$15.16		$12.76
Net investment income(2)	0.17	0.25	0.12	0.14		0.09
Net realized and unrealized gains (losses) from investment activities	(4.11)	(2.92)	4.01	3.44		2.31
Net increase (decrease) from operations	(3.94)	(2.67)	4.13	3.58		2.40
Dividends from net investment income	(0.36)	(0.11)	(0.18)	(0.09)		—
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—		—
Total dividends and distributions	(0.36)	(2.35)	(1.97)	(0.09)		—
Net asset value, end of year	$11.49	$15.79	$20.81	$18.65		$15.16
Total investment return(3)	(24.67)%	(14.42)%	23.13%	23.68%		18.81%
Ratios/supplemental data:
Net assets, end of year (000's)	$4,342	$6,949	$8,856	$8,168		$8,099
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.31%	2.18%	2.18%	2.32	%(4)	2.35	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.31%	2.18%	2.18%	2.32%		2.35%
Net investment income to average net assets	1.62%	1.33%	0.60%	0.84%		0.64%
Portfolio turnover	60%	54%	61%	52%		39%

(1)  Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$15.79	$20.80	$18.60	$15.07		$12.71
Net investment income(2)	0.14	0.17	0.07	0.12		0.05
Net realized and unrealized gains (losses) from investment activities	(4.09)	(2.88)	4.04	3.43		2.31
Net increase (decrease) from operations	(3.95)	(2.71)	4.11	3.55		2.36
Dividends from net investment income	(0.19)	(0.06)	(0.12)	(0.02)		—
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—		—
Total dividends and distributions	(0.19)	(2.30)	(1.91)	(0.02)		—
Net asset value, end of year	$11.65	$15.79	$20.80	$18.60		$15.07
Total investment return(3)	(24.80)%	(14.57)%	23.03%	23.60%		18.57%
Ratios/supplemental data:
Net assets, end of year (000's)	$66	$186	$489	$740		$831
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.40%	2.31%	2.27%	2.45	%(4)	2.55	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.63%	2.31%	2.27%	2.45%		2.55%
Net investment income to average net assets	1.36%	0.89%	0.37%	0.73%		0.39%
Portfolio turnover	60%	54%	61%	52%		39%
	Class Y
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$16.20	$21.30	$19.06	$15.49		$12.98
Net investment income(2)	0.31	0.48	0.36	0.38		0.28
Net realized and unrealized gains (losses) from investment activities	(4.23)	(2.98)	4.10	3.49		2.36
Net increase (decrease) from operations	(3.92)	(2.50)	4.46	3.87		2.64
Dividends from net investment income	(0.56)	(0.36)	(0.43)	(0.30)		(0.13)
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—		—
Total dividends and distributions	(0.56)	(2.60)	(2.22)	(0.30)		(0.13)
Net asset value, end of year	$11.72	$16.20	$21.30	$19.06		$15.49
Total investment return(3)	(23.73)%	(13.38)%	24.55%	25.25%		20.35%
Ratios/supplemental data:
Net assets, end of year (000's)	$33,012	$50,655	$65,377	$53,388		$45,107
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.06%	1.02%	1.02%	1.06%		1.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.06%	1.02%	1.02%	1.06%		1.11%
Net investment income to average net assets	2.89%	2.51%	1.78%	2.14%		1.93%
Portfolio turnover	60%	54%	61%	52%		39%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008	2007	2006	2005(1)
Net asset value, beginning of year	$16.16	$21.27	$19.03	$15.46	$12.96
Net investment income(2)	0.29	0.46	0.35	0.37	0.27
Net realized and unrealized gains (losses) from investment activities	(4.21)	(2.99)	4.09	3.48	2.34
Net increase (decrease) from operations	(3.92)	(2.53)	4.44	3.85	2.61
Dividends from net investment income	(0.54)	(0.34)	(0.41)	(0.28)	(0.11)
Distributions from net realized gains from investment activities	—	(2.24)	(1.79)	—	—
Total dividends and distributions	(0.54)	(2.58)	(2.20)	(0.28)	(0.11)
Net asset value, end of year	$11.70	$16.16	$21.27	$19.03	$15.46
Total investment return(3)	(23.81)%	(13.53)%	24.48%	25.17%	20.16%
Ratios/supplemental data:
Net assets, end of year (000's)	$684,359	$1,048,105	$1,173,137	$900,603	$625,091
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.22%	1.12%	1.12%	1.17%	1.24	%(4)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.22%	1.12%	1.12%	1.17%	1.24%
Net investment income to average net assets	2.72%	2.44%	1.70%	2.09%	1.83%
Portfolio turnover	60%	54%	61%	52%	39%

(1)  Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class A
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$19.46	$23.61	$18.30	$15.13		$10.55
Net investment income(2)	0.20	0.25	0.21	0.21		0.15
Net realized and unrealized gains (losses) from investment activities	(5.71)	(0.49)	8.02	3.10		4.43
Net increase (decrease) from operations	(5.51)	(0.24)	8.23	3.31		4.58
Dividends from net investment income	(0.13)	(0.27)	(0.22)	(0.14)		(0.00	)(3)
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—		—
Total dividends and distributions	(3.37)	(3.91)	(2.92)	(0.14)		(0.00	)(3)
Net asset value, end of year	$10.58	$19.46	$23.61	$18.30		$15.13
Total investment return(4)	(21.37)%	(2.61)%	49.16%	21.97%		43.42%
Ratios/supplemental data:
Net assets, end of year (000's)	$17,784	$29,938	$31,216	$21,651		$16,691
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.93%	1.86%	1.89%	1.97	%(5)	2.09	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.93%	1.86%	1.89%	1.97%		2.09%
Net investment income to average net assets	2.06%	1.14%	1.05%	1.20%		1.13%
Portfolio turnover	77%	53%	54%	84%		119%
	Class C
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$18.48	$22.61	$17.62	$14.58		$10.25
Net investment income(2)	0.13	0.08	0.06	0.07		0.04
Net realized and unrealized gains (losses) from investment activities	(5.47)	(0.46)	7.69	3.00		4.29
Net increase (decrease) from operations	(5.34)	(0.38)	7.75	3.07		4.33
Dividends from net investment income	—	(0.11)	(0.06)	(0.03)		—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—		—
Total dividends and distributions	(3.24)	(3.75)	(2.76)	(0.03)		—
Net asset value, end of year	$9.90	$18.48	$22.61	$17.62		$14.58
Total investment return(4)	(21.97)%	(3.34)%	48.03%	21.06%		42.24%
Ratios/supplemental data:
Net assets, end of year (000's)	$3,525	$6,536	$7,461	$5,484		$4,625
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.67%	2.60%	2.64%	2.78	%(5)	2.86	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.67%	2.60%	2.64%	2.78%		2.86%
Net investment income to average net assets	1.35%	0.39%	0.30%	0.40%		0.35%
Portfolio turnover	77%	53%	54%	84%		119%

(1)  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

(2)  Calculated using the average shares method.

(3)  Amount of dividend paid represents less than $0.005 per share.

(4)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(5)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$18.50	$22.61	$17.60	$14.55		$10.25
Net investment income(2)	0.11	0.06	0.04	0.05		0.01
Net realized and unrealized gains (losses) from investment activities	(5.46)	(0.46)	7.69	3.00		4.29
Net increase (decrease) from operations	(5.35)	(0.40)	7.73	3.05		4.30
Dividends from net investment income	—	(0.07)	(0.02)	—		—
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—		—
Total dividends and distributions	(3.24)	(3.71)	(2.72)	—		—
Net asset value, end of year	$9.91	$18.50	$22.61	$17.60		$14.55
Total investment return(4)	(22.05)%	(3.41)%	47.95%	20.96%		41.95%
Ratios/supplemental data:
Net assets, end of year (000's)	$135	$319	$535	$522		$690
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.72%	2.68%	2.69%	2.86	%(5)	3.02	%(5)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.72%	2.68%	2.69%	2.86%		3.02%
Net investment income to average net assets	1.14%	0.28%	0.20%	0.29%		0.11%
Portfolio turnover	77%	53%	54%	84%		119%
	Class Y
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$19.79	$23.95	$18.53	$15.30		$10.66
Net investment income(2)	0.28	0.34	0.30	0.30		0.23
Net realized and unrealized gains (losses) from investment activities	(5.83)	(0.51)	8.12	3.13		4.45
Net increase (decrease) from operations	(5.55)	(0.17)	8.42	3.43		4.68
Dividends from net investment income	(0.22)	(0.35)	(0.30)	(0.20)		(0.04)
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—		—
Total dividends and distributions	(3.46)	(3.99)	(3.00)	(0.20)		(0.04)
Net asset value, end of year	$10.78	$19.79	$23.95	$18.53		$15.30
Total investment return(4)	(21.00)%	(2.22)%	49.74%	22.52%		43.97%
Ratios/supplemental data:
Net assets, end of year (000's)	$33,069	$31,579	$29,576	$20,201		$14,518
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.47%	1.50%	1.52%	1.56%		1.67%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.47%	1.50%	1.52%	1.56%		1.67%
Net investment income to average net assets	2.87%	1.49%	1.44%	1.64%		1.72%
Portfolio turnover	77%	53%	54%	84%		119%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Class P
	For the years ended July 31,
	2009	2008	2007	2006		2005(1)
Net asset value, beginning of year	$19.68	$23.84	$18.44	$15.25		$10.64
Net investment income(2)	0.20	0.28	0.23	0.21		0.17
Net realized and unrealized gains (losses) from investment activities	(5.77)	(0.51)	8.09	3.13		4.45
Net increase (decrease) from operations	(5.57)	(0.23)	8.32	3.34		4.62
Dividends from net investment income	(0.15)	(0.29)	(0.22)	(0.15)		(0.01)
Distributions from net realized gains from investment activities	(3.24)	(3.64)	(2.70)	—		—
Total dividends and distributions	(3.39)	(3.93)	(2.92)	(0.15)		(0.01)
Net asset value, end of year	$10.72	$19.68	$23.84	$18.44		$15.25
Total investment return(3)	(21.42)%	(2.52)%	49.31%	21.98%		43.46%
Ratios/supplemental data:
Net assets, end of year (000's)	$210,680	$337,958	$374,910	$259,321		$199,403
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.97%	1.78%	1.82%	1.98	%(4)	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.97%	1.78%	1.82%	1.98%		2.05%
Net investment income to average net assets	2.03%	1.22%	1.13%	1.20%		1.28%
Portfolio turnover	77%	53%	54%	84%		119%

(1)  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

(2)  Calculated using the average shares method.

(3)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(4)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A				Class C
	For the years ended July 31,		For the period ended July 31,		For the years ended July 31,		For the period ended July 31,
	2009	2008	2007(1)		2009	2008	2007(1)
Net asset value, beginning of period	$7.73	$9.54	$9.84		$7.69	$9.49	$9.84
Net investment income(5)	0.16	0.19	0.09		0.12	0.12	0.05
Net realized and unrealized gains (losses) from investment activities	(2.97)	(1.70)	(0.35)		(2.95)	(1.69)	(0.36)
Net increase (decrease) from operations	(2.81)	(1.51)	(0.26)		(2.83)	(1.57)	(0.31)
Dividends from net investment income	(0.06)	(0.27)	(0.04)		(0.01)	(0.20)	(0.04)
Distributions from net realized gains from investment activities	—	(0.03)	—		—	(0.03)	—
Total dividends and distributions	(0.06)	(0.30)	(0.04)		(0.01)	(0.23)	(0.04)
Net asset value, end of period	$4.86	$7.73	$9.54		$4.85	$7.69	$9.49
Total investment return(6)	(36.25)%	(16.22)%	(2.63)%		(36.73)%	(16.84)%	(3.16)%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,238	$6,647	$4,199		$136	$213	$343
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%	1.45%	1.45	%(7)	2.20%	2.20%	2.20	%(7)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.06%	1.74%	3.06	%(7)	2.96%	2.68%	3.78	%(7)
Net investment income to average net assets	3.32%	2.10%	1.47	%(7)	2.67%	1.29%	0.84	%(7)
Portfolio turnover	127%	68%	38%		127%	68%	38%

(1)  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

(2)  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

(3)  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

(4)  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

(5)  Calculated using the average shares method.

(6)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(7)  Annualized.

	Class Y				Class P
	For the period ended July 31,		For the period ended February 15,		For the years ended July 31,		For the period ended July 31,
	2009(2)		2007(3)		2009	2008	2007(4)
Net asset value, beginning of period	$4.35		$10.00		$7.75	$9.56	$10.26
Net investment income(5)	0.09		0.06		0.17	0.21	0.09
Net realized and unrealized gains (losses) from investment activities	0.43		0.97		(2.97)	(1.71)	(0.79)
Net increase (decrease) from operations	0.52		1.03		(2.80)	(1.50)	(0.70)
Dividends from net investment income	—		(0.04)		(0.09)	(0.28)	—
Distributions from net realized gains from investment activities	—		—		—	(0.03)	—
Total dividends and distributions	—		(0.04)		(0.09)	(0.31)	—
Net asset value, end of period	$4.87		$10.99		$4.86	$7.75	$9.56
Total investment return(6)	11.95%		10.39%		(36.09)%	(16.06)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$13		$—		$52,925	$70,125	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20	%(7)	1.20	%(7)	1.20%	1.20%	1.20	%(7)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.87	%(7)	1.92	%(7)	2.17%	1.71%	3.02	%(7)
Net investment income to average net assets	3.84	%(7)	3.07	%(7)	3.67%	2.38%	1.75	%(7)
Portfolio turnover	127%		38%		127%	68%	38%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A						Class B
	For the years ended July 31,				For the period ended July 31,		For the years ended July 31,			For the period ended July 31,
	2009(1)	2008(2)		2007	2006(3)		2009(1)	2008(2)	2007	2006(4)
Net asset value, beginning of period	$10.46	$11.27		$9.93	$10.01		$10.36	$11.19	$9.91	$9.84
Net investment income (loss)(6)	0.06	0.09		0.13	0.03		(0.01)	0.01	0.02	0.01
Net realized and unrealized gains (losses) from investment activities	(1.63)	(0.65)		1.26	(0.11)		(1.62)	(0.64)	1.29	0.06
Net increase (decrease) from operations	(1.57)	(0.56)		1.39	(0.08)		(1.63)	(0.63)	1.31	0.07
Dividends from net investment income	(0.03)	(0.07)		(0.05)	—		(0.02)	(0.02)	(0.03)	—
Distributions from net realized gains from investment activities	(0.07)	(0.18)		—	—		(0.07)	(0.18)	—	—
Total dividends and distributions	(0.10)	(0.25)		(0.05)	—		(0.09)	(0.20)	(0.03)	—
Net asset value, end of period	$8.79	$10.46		$11.27	$9.93		$8.64	$10.36	$11.19	$9.91
Total investment return(7)	(14.95)%	(4.94)%		14.09%	(0.80)%		(15.54)%	(5.68)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$65,429	$150,598		$64,409	$10,393		$29	$23	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.20%	2.42	%(8)	2.52%	2.14	%(9)	3.00%	3.16%	3.23%	2.83	%(9)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.23%	2.42%		2.69%	4.24	%(9)	3.13%	4.51%	3.68%	5.09	%(9)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.95%	1.94	%(8)	1.88%	1.66	%(9)	2.70%	2.70%	2.63%	2.38	%(9)
Net investment income (loss) to average net assets	0.69%	0.79%		1.21%	1.30	%(9)	(0.08)%	0.08%	0.31%	0.41	%(9)
Portfolio turnover	423%	389%		178%	54%		423%	389%	178%	54%

(1)  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(3)  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(4)  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

(5)  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

(6)  Calculated using the average shares method.

(7)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(8)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(9)  Annualized.

	Class C
	For the years ended July 31,				For the period ended July 31,
	2009(1)	2008(2)		2007	2006(5)
Net asset value, beginning of period	$10.34	$11.20		$9.91	$9.97
Net investment income (loss)(6)	(0.01)	0.01		0.05	0.02
Net realized and unrealized gains (losses) from investment activities	(1.62)	(0.64)		1.26	(0.08)
Net increase (decrease) from operations	(1.63)	(0.63)		1.31	(0.06)
Dividends from net investment income	—	(0.05)		(0.02)	—
Distributions from net realized gains from investment activities	(0.07)	(0.18)		—	—
Total dividends and distributions	(0.07)	(0.23)		(0.02)	—
Net asset value, end of period	$8.64	$10.34		$11.20	$9.91
Total investment return(7)	(15.61)%	(5.67)%		13.23%	(0.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,565	$7,921		$3,843	$302
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.96%	3.16	%(8)	3.28%	2.84	%(9)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.96%	3.16%		3.45%	4.35	%(9)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	2.70%	2.67	%(8)	2.65%	2.40	%(9)
Net investment income (loss) to average net assets	(0.08)%	0.08%		0.56%	0.66	%(9)
Portfolio turnover	423%	389%		178%	54%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	For the year ended July 31,	For the periods ended July 31,
	2009(1)	2008(2),(3)		2006(4)
Net asset value, beginning of period	$10.51	$10.52		$10.00
Net investment income (loss)(6)	0.08	(0.00	)(7)	0.06
Net realized and unrealized gains (losses) from investment activities	(1.66)	(0.01)		(0.20)
Net increase (decrease) from operations	(1.58)	(0.01)		(0.14)
Dividends from net investment income	(0.06)	—		—
Distributions from net realized gains from investment activities	(0.07)	—		—
Total dividends and distributions	(0.13)	—		—
Net asset value, end of period	$8.80	$10.51		$9.86
Total investment return(8)	(14.81)%	(0.10)%		(1.40)%
Ratios/supplemental data:
Net assets, end of period (000's)	$13,707	$57,552		$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	1.95%	2.52	%(9)	1.76	%(9)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	1.98%	2.69	%(9)	2.34	%(9)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.70%	1.70	%(9)	1.41	%(9)
Net investment income (loss) to average net assets	0.95%	(1.77	)%(9)	1.94	%(9)
Portfolio turnover	423%	389%		54%

(1)  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(2)  A portion of the investment advisory function for this Porftolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

(3)  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

(4)  For the period April 3, 2006 (commencement of issuance) through July 26, 2006. There were no shares outstanding from July 27, 2006 through July 22, 2008.

(5)  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

(6)  Calculated using the average shares method.

(7)  Amount of loss represents less than $0.005 per share.

(8)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(9)  Annualized.

(10)  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class P
	For the years ended July 31,				For the period ended July 31,
	2009(1)	2008(2)		2007	2006(5)
Net asset value, beginning of period	$10.51	$11.30		$9.94	$10.01
Net investment income (loss)(6)	0.08	0.12		0.16	0.03
Net realized and unrealized gains (losses) from investment activities	(1.65)	(0.65)		1.26	(0.10)
Net increase (decrease) from operations	(1.57)	(0.53)		1.42	(0.07)
Dividends from net investment income	(0.05)	(0.08)		(0.06)	—
Distributions from net realized gains from investment activities	(0.07)	(0.18)		—	—
Total dividends and distributions	(0.12)	(0.26)		(0.06)	—
Net asset value, end of period	$8.82	$10.51		$11.30	$9.94
Total investment return(8)	(14.73)%	(4.76)%		14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$356,352	$555,361		$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	1.95%	2.13	%(10)	2.28%	1.90	%(9)
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	1.96%	2.13%		2.43%	4.12	%(9)
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.70%	1.68	%(10)	1.64%	1.41	%(9)
Net investment income (loss) to average net assets	0.93%	1.10%		1.44%	1.47	%(9)
Portfolio turnover	423%	389%		178%	54%

See accompanying notes to financial statements

UBS PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

UBS PACESM Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

UBS PACE Select Advisors Trust

Notes to financial statements

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current value for its portfolio securities. The Portfolios normally obtain values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that occur between the close of the foreign markets and 4:00 pm EST. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market

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Notes to financial statements

makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

On August 1, 2008, the Portfolios adopted the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of FAS 157, a fair value hierarchy has been included near the end of each Portfolios' Portfolio of investments.

In September 2008, the FASB issued FASB Staff Position No. FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45" (the "FSP"). The FSP amends FASB Statement No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities", and also amends FASB Interpretation No. 45 ("FIN 45"), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"), which changes the disclosure requirements for derivative instruments and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for FAS 133 hedge accounting. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of FAS 161 disclosure. FAS 161 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. FAS 161 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Portfolio of investments.

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Notes to financial statements

At July 31, 2009, the Portfolios had the following derivatives (not designated as hedging instruments under SFAS No. 133):

Asset derivatives[1]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments	Swap contracts Total value	— —	— —	$2,555,560 $2,555,560	— —	$2,555,560 $2,555,560
UBS PACE Intermediate Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$239,814 — $239,814	— $8,834 $8,834	— — —	— — —	$239,814 8,834 $248,648
UBS PACE Strategic Fixed Income Investments	Option contracts Forward foreign currency contracts Swap contracts Total value	— — $6,193,857 $6,193,857	$16,474 2,657,535 — $2,674,009	— — $463,103 $463,103	— — — —	$16,474 2,657,535 6,656,960 $9,330,969
UBS PACE Global Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$2,783,590 — $2,783,590	— $6,573,109 $6,573,109	— — —	— — —	$2,783,590 6,573,109 $9,356,699
UBS PACE International Equity Investments	Futures contracts Forward foreign currency contracts Total value	— — —	— $288,244 $288,244	— — —	$74,703 — $74,703	$74,703 288,244 $362,947
UBS PACE Alternative Strategies Investments	Futures contracts Forward foreign currency contracts Swap contracts Total value	$1,234,542 — 333,732 $1,568,274	$35,689 $4,165,477 — $4,201,166	— — — —	$510,117 — — $510,117	$1,780,348 4,165,477 333,732 $6,279,557

1  Statement of assets and liabilities location: Swap contracts, at value, Receivable for variation margin and Unrealized appreciation on forward foreign currency contracts. Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only current day's variation margin, if any, is reported within the Statement of assets and liabilities.

Liability derivatives[1]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments	Written options Total value	$2,156 $2,156	— —	— —	— —	$2,156 $2,156
UBS PACE Intermediate Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$22,432 — $22,432	— $116,556 $116,556	— — —	— — —	$22,432 116,556 $138,988
UBS PACE Strategic Fixed Income Investments	Futures contracts Written options Forward foreign currency contracts Swap contracts Total value	$300,200 50,934 — 572,328 $923,462	— — $3,738,102 — $3,738,102	— — — $1,715,690 $1,715,690	— — — — —	$300,200 50,934 3,738,102 2,288,018 $6,377,254

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Notes to financial statements

Liability derivatives[1]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Global Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$515,956 $515,956	— $3,699,935 $3,699,935	— — —	— — —	$515,956 3,699,935 $4,215,891
UBS PACE High Yield Investments	Forward foreign currency contracts Total value	— —	$236,935 $236,935	— —	— —	$236,935 $236,935
UBS PACE International Equity Investments	Futures contracts Forward foreign currency contracts Total value	— — —	— $144,049 $144,049	— — —	— — —	— $144,049 $144,049
UBS PACE Alternative Strategies Investments	Futures contracts Written options Forward foreign currency contracts Swap contracts Total value	$997,339 — — 333,712 $1,331,051	$30,766 — 4,048,943 — $4,079,709	— — — $10,493,170 $10,493,170	$1,607,612 372,707 — — $1,980,319	$2,635,717 372,707 4,048,943 10,826,882 $17,884,249

1  Statement of assets and liabilities location: Options written, at value, Swap contracts, at value, Payable for variation margin and Unrealized depreciation on forward foreign currency contracts. Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only current day's variation margin, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the year ended July, 31, 2009, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments
Realized gain (loss)[1]
Futures contracts	$4,997,687	—	—	—	$4,997,687
Written options	89,032	—	—	—	89,032
Swap contracts	(14,387,967)	—	$573,314	—	(13,814,653)
Total realized gain (loss)	$(9,301,248)	—	$573,314	—	$(8,727,934)
Change in appreciation (depreciation)[2]
Futures contracts	$(516,000)	—	—	—	$(516,000)
Written options	23,431	—	—	—	23,431
Swap contracts	83,147	—	$(1,237,068)	—	(1,153,921)
Total change in appreciation (depreciation)	$(409,422)	—	$(1,237,068)	—	$(1,646,490)
UBS PACE Intermediate Fixed Income Investments
Realized gain (loss)[1]
Futures contracts	$7,129,567	—	—	—	$7,129,567
Forward foreign currency contracts	—	$(741,235)	—	—	(741,235)
Total realized gain (loss)	$7,129,567	$(741,235)	—	—	$6,388,332
Change in appreciation (depreciation)[2]
Futures contracts	$168,258	—	—	—	$168,258
Forward foreign currency contracts	—	$(129,636)	—	—	(129,636)
Total change in appreciation (depreciation)	$168,258	$(129,636)	—	—	$38,622

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Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Strategic Fixed Income Investments
Realized gain (loss)[1]
Futures contracts	$40,390,360	—	—	—	$40,390,360
Written options	(945,536)	—	—	—	(945,536)
Forward foreign currency contracts	—	$2,348,353	—	—	2,348,353
Swap contracts	(15,723,231)	—	$(5,342,684)	—	(21,065,915)
Total realized gain/(loss)	$23,721,593	$2,348,353	$(5,342,684)	—	$20,727,262
Change in appreciation (depreciation)[2]
Futures contracts	$(3,305,805)	—	—	—	$(3,305,805)
Written options	(383,960)	—	—	—	(383,960)
Forward foreign currency contracts	—	$5,931	—	—	5,931
Swap contracts	2,591,422	—	$(458,345)		2,133,077
Total change in appreciation (depreciation)	$(1,098,343)	$5,931	$(458,345)	—	$(1,550,757)
UBS PACE Global Fixed Income Investments
Realized gain (loss)[1]
Futures contracts	$(1,281,317)	—	—	—	$(1,281,317)
Forward foreign currency contracts	—	$(13,279,256)	—	—	(13,279,256)
Total realized loss	$(1,281,317)	$(13,279,256)	—	—	$(14,560,573)
Change in appreciation (depreciation)[2]
Futures contracts	$1,255,329	—	—	—	$1,255,329
Forward foreign currency contracts	—	$8,026,371	—	—	8,026,371
Total change in appreciation (depreciation)	$1,255,329	$8,026,371	—	—	$9,281,700
UBS PACE High Yield Investments
Realized gain (loss)[1]
Forward foreign currency contracts	—	$1,119,238	—	—	$1,119,238
Total realized gain	—	$1,119,238	—	—	$1,119,238
Change in appreciation (depreciation)[2]
Forward foreign currency contracts	—	$(335,718)	—	—	$(335,718)
Total change in appreciation (depreciation)	—	$(335,718)	—	—	$(335,718)
UBS PACE International Equity Investments
Realized gain (loss)[1]
Futures contracts	—	—	—	$(27,743)	$(27,743)
Forward foreign currency contracts	—	$4,832,906	—	—	4,832,906
Total realized gain/(loss)	—	$4,832,906	—	$(27,743)	$4,805,163
Change in appreciation (depreciation)[2]
Futures contracts	—	—	—	$162,196	$162,196
Forward foreign currency contracts	—	$85,196	—	—	85,196
Total change in appreciation (depreciation)	—	$85,196	—	$162,196	$247,392

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Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Alternative Strategies Investments
Realized gain (loss)[1]
Futures contracts	$1,563,277	—	—	$(12,752,924)	$(11,189,647)
Written options	—	$(148,340)	—	4,951,553	4,803,213
Forward foreign currency contracts	—	(13,855,943)	—	—	(13,855,943)
Swap contracts	388,823	—	$2,051,123	—	2,439,946
Total realized gain (loss)	$1,952,100	$(14,004,283)	$2,051,123	$(7,801,371)	$(17,802,431)
Change in appreciation (depreciation)[2]
Futures contracts	$620,496	$4,923	—	$2,383,618	$3,009,037
Written options	—	—	—	(505,288)	(505,288)
Forward foreign currency contracts	—	(1,624,992)	—	—	(1,624,992)
Swap contracts	144,500	—	$(3,498,577)	—	(3,354,077)
Total change in appreciation (depreciation)	$764,996	$(1,620,069)	$(3,498,577)	$1,878,330	$(2,475,320)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap contracts and forward foreign currency contracts.

2  Statement of operations location: Net change in unrealized appreciation (depreciation) on futures contracts, options written, swap contracts and forward foreign currency contracts.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded

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Notes to financial statements

as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

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Notes to financial statements

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At July 31, 2009, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held TBA securities with a total cost of $196,635,422, $12,229,141, and $725,789, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use financial futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using financial futures contracts involves various market risks. However, imperfect correlations between futures

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Notes to financial statements

contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the stock sold short. UBS PACE Global Real Estate Securities Investments did not engage in short sales during the year ended July 31, 2009.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase

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Notes to financial statements

agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the year ended July 31, 2009.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes

UBS PACE Select Advisors Trust

Notes to financial statements

periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2009 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At July 31, 2009, there were no Portfolios that were invested in total return swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

UBS PACE Select Advisors Trust

Notes to financial statements

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Management and Administration Fees and Other Transactions with Affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2009:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Global Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

UBS PACE Large Co Growth Equity Investments	Delaware Management Company Marsico Capital Management, LLC SSgA Funds Management, Inc. Wellington Management Company, LLP	0.400% 0.300% 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Buckhead Capital Management, LLC[2] Metropolitan West Capital Management, LLC Systematic Financial Mangement, L.P.[2]	0.400% up to $100 million 0.350% above $100 million 0.400% 0.400%

UBS PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC[3] Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Investment Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Mondrian Investment Partners Ltd. Gartmore Global Partners	0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million 0.500%

UBS PACE Global Real Estate Securities Investments	Goldman Sachs Asset Management, L.P.	0.420% up to $50 million 0.400% above $50 million

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  Buckhead Capital Management, LLC and Systematic Financial Management, L.P. became sub-advisors effective May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as sub-advisors for the Portfolio effective May 29, 2009.

3  Palisade Capital Management, LLC replaced AG Asset Management LLC effective February 2, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P.[4] Goldman Sachs Asset Management, L.P. Wellington Management Company, LLP	0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.750%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.750% up to $200 million
0.725% above $200 million

4  First Quadrant L.P. became a sub-advisor effective April 8, 2009.

At July 31, 2009, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
UBS PACE Money Market Investments	$(17,719)
UBS PACE Government Securities Fixed Income Investments	231,410
UBS PACE Intermediate Fixed Income Investments	144,008
UBS PACE Strategic Fixed Income Investments	284,044
UBS PACE Municipal Fixed Income Investments	125,291
UBS PACE Global Fixed Income Investments	290,906
UBS PACE High Yield Investments	71,994
UBS PACE Large Co Value Equity Investments	642,372
UBS PACE Large Co Growth Equity Investments	555,998
UBS PACE Small/Medium Co Value Equity Investments	199,864
UBS PACE Small/Medium Co Growth Equity Investments	214,398
UBS PACE International Equity Investments	566,033
UBS PACE International Emerging Markets Equity Investments	233,792
UBS PACE Global Real Estate Securities Investments	(9,585)
UBS PACE Alternative Strategies Investments	537,507

UBS Global AM has entered into a written fee waiver agreement with each of UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc and SSgA Funds Management, Inc., respectively. For the year ended July 31, 2009, UBS Global AM was contractually obligated to waive $155,968, $260,659 and $347,214 in investment management and administration fees for UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments, respectively.

UBS PACE Select Advisors Trust

Notes to financial statements

Additionally, with respect to UBS PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2009, UBS Global AM voluntarily waived and/or reimbursed expenses of $258,101 for UBS PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class for the year ending November 30, 2009 (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) at a level not to exceed the following:

Portfolio	Expense cap
UBS PACE Money Market Investments	0.60%
UBS PACE Government Securities Fixed Income Investments—Class A	1.02
UBS PACE Government Securities Fixed Income Investments—Class B	1.77
UBS PACE Government Securities Fixed Income Investments—Class C	1.52
UBS PACE Government Securities Fixed Income Investments—Class Y	0.77
UBS PACE Government Securities Fixed Income Investments—Class P	0.77
UBS PACE Intermediate Fixed Income Investments—Class A	0.93
UBS PACE Intermediate Fixed Income Investments—Class B	1.68
UBS PACE Intermediate Fixed Income Investments—Class C	1.43
UBS PACE Intermediate Fixed Income Investments—Class Y	0.68
UBS PACE Intermediate Fixed Income Investments—Class P	0.68
UBS PACE Strategic Fixed Income Investments—Class A	1.06
UBS PACE Strategic Fixed Income Investments—Class B	1.81
UBS PACE Strategic Fixed Income Investments—Class C	1.56
UBS PACE Strategic Fixed Income Investments—Class Y	0.81
UBS PACE Strategic Fixed Income Investments—Class P	0.81
UBS PACE Municipal Fixed Income Investments—Class A	0.93
UBS PACE Municipal Fixed Income Investments—Class B	1.68
UBS PACE Municipal Fixed Income Investments—Class C	1.43
UBS PACE Municipal Fixed Income Investments—Class Y	0.68
UBS PACE Municipal Fixed Income Investments—Class P	0.68
UBS PACE Global Fixed Income Investments—Class A	1.25
UBS PACE Global Fixed Income Investments—Class B	2.00
UBS PACE Global Fixed Income Investments—Class C	1.75
UBS PACE Global Fixed Income Investments—Class Y	1.00
UBS PACE Global Fixed Income Investments—Class P	1.00
UBS PACE High Yield Investments—Class A	1.35
UBS PACE High Yield Investments—Class B1	2.10
UBS PACE High Yield Investments—Class C2	1.85
UBS PACE High Yield Investments—Class Y3	1.10
UBS PACE High Yield Investments—Class P	1.10

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Expense cap
UBS PACE Large Co Value Equity Investments—Class A	1.27%
UBS PACE Large Co Value Equity Investments—Class B	2.02
UBS PACE Large Co Value Equity Investments—Class C	2.02
UBS PACE Large Co Value Equity Investments—Class Y	1.02
UBS PACE Large Co Value Equity Investments—Class P	1.02
UBS PACE Large Co Growth Equity Investments—Class A	1.30
UBS PACE Large Co Growth Equity Investments—Class B	2.05
UBS PACE Large Co Growth Equity Investments—Class C	2.05
UBS PACE Large Co Growth Equity Investments—Class Y	1.05
UBS PACE Large Co Growth Equity Investments—Class P	1.05
UBS PACE Small/Medium Co Value Equity Investments—Class A	1.41
UBS PACE Small/Medium Co Value Equity Investments—Class B	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class C	2.16
UBS PACE Small/Medium Co Value Equity Investments—Class Y	1.16
UBS PACE Small/Medium Co Value Equity Investments—Class P	1.16
UBS PACE Small/Medium Co Growth Equity Investments—Class A	1.38
UBS PACE Small/Medium Co Growth Equity Investments—Class B	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2.13
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	1.13
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1.13
UBS PACE International Equity Investments—Class A	1.65
UBS PACE International Equity Investments—Class B	2.40
UBS PACE International Equity Investments—Class C	2.40
UBS PACE International Equity Investments—Class Y	1.40
UBS PACE International Equity Investments—Class P	1.40
UBS PACE International Emerging Markets Equity Investments—Class A	2.25
UBS PACE International Emerging Markets Equity Investments—Class B	3.00
UBS PACE International Emerging Markets Equity Investments—Class C	3.00
UBS PACE International Emerging Markets Equity Investments—Class Y	2.00
UBS PACE International Emerging Markets Equity Investments—Class P	2.00
UBS PACE Global Real Estate Securities Investments—Class A	1.45
UBS PACE Global Real Estate Securities Investments—Class C	2.20
UBS PACE Global Real Estate Securities Investments—Class Y3	1.20
UBS PACE Global Real Estate Securities Investments—Class P	1.20
UBS PACE Alternative Strategies Investments—Class A	1.95
UBS PACE Alternative Strategies Investments—Class B	2.70
UBS PACE Alternative Strategies Investments—Class C	2.70
UBS PACE Alternative Strategies Investments—Class Y	1.70
UBS PACE Alternative Strategies Investments—Class P	1.70

1  Share class has not commenced operations.

2  The share class' effective date is January 21, 2009 (commencement of issuance).

3  Share class commenced and redeemed in a prior fiscal year. Share class recommenced operations on December 26, 2008.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2009, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the expense caps.

UBS PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2009, UBS Global AM had the following voluntary fee waiver/expense reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statement of operations. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through December 1, 2012, and recoupments for the year ended July 31, 2009, were as follows:

Portfolio	Fee waivers/expense reimbursements	Recoupments
UBS PACE Money Market Investments	$1,729,334	—
UBS PACE Government Securities Fixed Income Investments	407,061	—
UBS PACE Intermediate Fixed Income Investments	254,379	—
UBS PACE Strategic Fixed Income Investments	369,976	—
UBS PACE Municipal Fixed Income Investments	158,901	—
UBS PACE Global Fixed Income Investments	483,999	$482
UBS PACE High Yield Investments	300,796	—
UBS PACE Large Co Value Equity Investments	6,824	—
UBS PACE Large Co Growth Equity Investments	5,053	—
UBS PACE Small/Medium Co Value Equity Investments	465,001	—
UBS PACE Small/Medium Co Growth Equity Investments	555,588	—
UBS PACE International Equity Investments	191	—
UBS PACE International Emerging Markets Equity Investments	—	—
UBS PACE Global Real Estate Securities Investments	465,576	—
UBS PACE Alternative Strategies Investments	75,285	—

At July 31, 2009, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012
UBS PACE Money Market Investments	$4,355,534	$1,199,238	$1,426,962	$1,729,334
UBS PACE Government Securities Fixed Income Investments—Class A	38,532	6,440	5,648	26,444
UBS PACE Government Securities Fixed Income Investments—Class B	772	158	334	280
UBS PACE Government Securities Fixed Income Investments—Class C	60,846	22,421	17,897	20,528
UBS PACE Government Securities Fixed Income Investments—Class Y	49,870	—	6,932	42,938
UBS PACE Government Securities Fixed Income Investments—Class P	683,399	173,439	193,089	316,871
UBS PACE Intermediate Fixed Income Investments—Class A	107,077	15,881	50,808	40,388
UBS PACE Intermediate Fixed Income Investments—Class B	1,010	201	550	259
UBS PACE Intermediate Fixed Income Investments—Class C	10,096	832	5,041	4,223
UBS PACE Intermediate Fixed Income Investments—Class Y	842	—	817	25
UBS PACE Intermediate Fixed Income Investments—Class P	514,051	—	304,567	209,484
UBS PACE Strategic Fixed Income Investments—Class A	20,072	—	11,610	8,462
UBS PACE Strategic Fixed Income Investments—Class B	834	19	537	278
UBS PACE Strategic Fixed Income Investments—Class C	2,589	—	1,791	798
UBS PACE Strategic Fixed Income Investments—Class P	851,394	—	490,956	360,438

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012
UBS PACE Municipal Fixed Income Investments—Class A	$90,678	$12,636	$54,146	$23,896
UBS PACE Municipal Fixed Income Investments—Class B	605	134	387	84
UBS PACE Municipal Fixed Income Investments—Class C	19,742	3,609	10,476	5,657
UBS PACE Municipal Fixed Income Investments—Class Y	561	99	356	106
UBS PACE Municipal Fixed Income Investments—Class P	430,263	86,390	214,715	129,158
UBS PACE Global Fixed Income Investments—Class A	34,214	—	19,588	14,626
UBS PACE Global Fixed Income Investments—Class B	558	—	433	125
UBS PACE Global Fixed Income Investments—Class C	522	—	522	—
UBS PACE Global Fixed Income Investments—Class P	1,292,840	$337,692	485,900	469,248
UBS PACE High Yield Investments—Class A	10,438	3,786	2,554	4,098
UBS PACE High Yield Investments—Class C	311	—	—	311
UBS PACE High Yield Investments—Class Y	10	—	—	10
UBS PACE High Yield Investments—Class P	795,341	296,414	202,550	296,377
UBS PACE Large Co Value Equity Investments—Class B	1,391	—	41	1,350
UBS PACE Large Co Value Equity Investments—Class C	5,474	—	—	5,474
UBS PACE Large Co Growth Equity Investments—Class B	2,515	1,430	598	487
UBS PACE Large Co Growth Equity Investments—Class C	4,566	—	—	4,566
UBS PACE Small/Medium Co Value Equity Investments—Class B	623	—	133	490
UBS PACE Small/Medium Co Value Equity Investments—Class P	464,511	—	—	464,511
UBS PACE Small/Medium Co Growth Equity Investments—Class A	5,290	—	—	5,290
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,797	848	585	364
UBS PACE Small/Medium Co Growth Equity Investments—Class C	1,976	—	—	1,976
UBS PACE Small/Medium Co Growth Equity Investments—Class P	737,469	111,841	77,670	547,958
UBS PACE International Equity Investments—Class B	191	—	—	191
UBS PACE Global Real Estate Securities Investments—Class A	55,037	19,517	15,153	20,367
UBS PACE Global Real Estate Securities Investments—Class C	4,773	2,563	1,201	1,009
UBS PACE Global Real Estate Securities Investments—Class Y	13,370	13,331	—	39
UBS PACE Global Real Estate Securities Investments—Class P	973,153	250,408	278,584	444,161
UBS PACE Alternative Strategies Investments—Class A	56,058	27,998	—	28,060
UBS PACE Alternative Strategies Investments—Class B	447	64	329	54
UBS PACE Alternative Strategies Investments—Class C	1,515	1,110	—	405
UBS PACE Alternative Strategies Investments—Class Y	7,509	—	—	7,509
UBS PACE Alternative Strategies Investments—Class P	191,619	152,362	—	39,257

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Global Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class A, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class Y, UBS PACE International Equity Investments Class A, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining fee waivers/expense reimbursements subject to repayment.

UBS PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2009, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Alternative Strategies Investments
UBS AG	—	—	—	$38,585	$1,133
UBS Securities Asia Ltd.	—	—	—	—	548
UBS Securities LLC	$3,230	$28,633	$410	7,594	17,604

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2009, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$64,101
UBS PACE Large Co Growth Equity Investments	82,816
UBS PACE Small/Medium Co Value Equity Investments	6,175
UBS PACE Small/Medium Co Growth Equity Investments	24,322
UBS PACE International Equity Investments	74,079
UBS PACE International Emerging Markets Equity Investments	47,741
UBS PACE Global Real Estate Securities Investments	8,533
UBS PACE Alternative Strategies Investments	367,740

During the year ended July 31, 2009, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$184,331,956
UBS PACE Government Securities Fixed Income Investments	1,350,323,851
UBS PACE Intermediate Fixed Income Investments	122,534,795
UBS PACE Strategic Fixed Income Investments	79,246,806
UBS PACE Municipal Fixed Income Investments	4,451,810
UBS PACE Global Fixed Income Investments	26,459,408
UBS PACE High Yield Investments	8,358,410
UBS PACE Large Co Growth Equity Investments	5,038,793
UBS PACE International Emerging Markets Equity Investments	202,950
UBS PACE Global Real Estate Securities Investments	374,655
UBS PACE Alternative Strategies Investments	200,491,279

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

UBS PACE Select Advisors Trust

Notes to financial statements

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At July 31, 2009, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the year ended July 31, 2009, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$19,285	$14,830
UBS PACE Government Securities Fixed Income Investments—Class B	146	745
UBS PACE Government Securities Fixed Income Investments—Class C	15,563	371
UBS PACE Intermediate Fixed Income Investments—Class A	9,557	9,833
UBS PACE Intermediate Fixed Income Investments—Class B	153	741
UBS PACE Intermediate Fixed Income Investments—Class C	3,194	175
UBS PACE Strategic Fixed Income Investments—Class A	6,972	36,287
UBS PACE Strategic Fixed Income Investments—Class B	283	274
UBS PACE Strategic Fixed Income Investments—Class C	5,445	843
UBS PACE Municipal Fixed Income Investments—Class A	18,824	16,922
UBS PACE Municipal Fixed Income Investments—Class B	87	558
UBS PACE Municipal Fixed Income Investments—Class C	9,829	280
UBS PACE Global Fixed Income Investments—Class A	21,712	9,355
UBS PACE Global Fixed Income Investments—Class B	167	1,065
UBS PACE Global Fixed Income Investments—Class C	4,503	920
UBS PACE High Yield Investments—Class A	1,440	11,165
UBS PACE High Yield Investments—Class C	1,139	—
UBS PACE Large Co Value Equity Investments—Class A	29,412	8,498
UBS PACE Large Co Value Equity Investments—Class B	327	647
UBS PACE Large Co Value Equity Investments—Class C	13,253	106
UBS PACE Large Co Growth Equity Investments—Class A	11,309	4,986

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Large Co Growth Equity Investments—Class B	$160	$596
UBS PACE Large Co Growth Equity Investments—Class C	3,354	191
UBS PACE Small/Medium Co Value Equity Investments—Class A	4,891	1,393
UBS PACE Small/Medium Co Value Equity Investments—Class B	76	99
UBS PACE Small/Medium Co Value Equity Investments—Class C	4,425	—
UBS PACE Small/Medium Co Growth Equity Investments—Class A	5,874	2,015
UBS PACE Small/Medium Co Growth Equity Investments —Class B	54	187
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2,638	6
UBS PACE International Equity Investments—Class A	14,137	4,180
UBS PACE International Equity Investments—Class B	52	148
UBS PACE International Equity Investments—Class C	3,436	—
UBS PACE International Emerging Markets Equity Investments—Class A	3,524	9,032
UBS PACE International Emerging Markets Equity Investments—Class B	106	97
UBS PACE International Emerging Markets Equity Investments—Class C	2,683	95
UBS PACE Global Real Estate Securities Investments—Class A	633	410
UBS PACE Global Real Estate Securities Investments—Class C	114	10
UBS PACE Alternative Strategies Investments—Class A	13,829	7,269
UBS PACE Alternative Strategies Investments—Class B	24	—
UBS PACE Alternative Strategies Investments—Class C	5,483	3,746

Redemption fees

The Portfolios, except for UBS PACE Money Market Investments, charge a 1.00% redemption fee if you sell or exchange any class of shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

For the year ended July 31, 2009, the following Portfolios received redemption fees as follows:

Portfolio	Redemption fees received
UBS PACE Government Securities Fixed Income Investments	$120,261
UBS PACE Intermediate Fixed Income Investments	113,274
UBS PACE Strategic Fixed Income Investments	80,018
UBS PACE Municipal Fixed Income Investments	48,672
UBS PACE Global Fixed Income Investments	42,336
UBS PACE High Yield Investments	31,454
UBS PACE Large Co Value Equity Investments	140,448
UBS PACE Large Co Growth Equity Investments	126,320
UBS PACE Small/Medium Co Value Equity Investments	54,836
UBS PACE Small/Medium Co Growth Equity Investments	50,018
UBS PACE International Equity Investments	123,290
UBS PACE International Emerging Markets Equity Investments	40,596
UBS PACE Global Real Estate Securities Investments	21,004
UBS PACE Alternative Strategies Investments	77,746

UBS PACE Select Advisors Trust

Notes to financial statements

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Portfolios' transfer agent, and was compensated for these services by PNC, not the Portfolios.

For the year ended July 31, 2009, UBS Financial Services Inc. received from PNC, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$1,367,378
UBS PACE Government Securities Fixed Income Investments	455,472
UBS PACE Intermediate Fixed Income Investments	221,632
UBS PACE Strategic Fixed Income Investments	601,296
UBS PACE Municipal Fixed Income Investments	112,200
UBS PACE Global Fixed Income Investments	642,126
UBS PACE High Yield Investments	203,470
UBS PACE Large Co Value Equity Investments	802,142
UBS PACE Large Co Growth Equity Investments	734,922
UBS PACE Small/Medium Co Value Equity Investments	690,011
UBS PACE Small/Medium Co Growth Equity Investments	691,423
UBS PACE International Equity Investments	712,253
UBS PACE International Emerging Markets Equity Investments	610,297
UBS PACE Global Real Estate Securities Investments	206,428
UBS PACE Alternative Strategies Investments	310,943

For the year ended July 31, 2009, each Portfolio accrued transfer agency and related services fees payable to PNC on each class as follows:

Portfolio	Transfer agency and related services fees
UBS PACE Money Market Investments	$2,735,628
UBS PACE Government Securities Fixed Income Investments—Class A	94,307
UBS PACE Government Securities Fixed Income Investments—Class B	623
UBS PACE Government Securities Fixed Income Investments—Class C	38,597
UBS PACE Government Securities Fixed Income Investments—Class Y	68,137
UBS PACE Government Securities Fixed Income Investments—Class P	675,918
UBS PACE Intermediate Fixed Income Investments—Class A	54,995
UBS PACE Intermediate Fixed Income Investments—Class B	320
UBS PACE Intermediate Fixed Income Investments—Class C	5,586
UBS PACE Intermediate Fixed Income Investments—Class Y	596
UBS PACE Intermediate Fixed Income Investments—Class P	329,426
UBS PACE Strategic Fixed Income Investments—Class A	35,810
UBS PACE Strategic Fixed Income Investments—Class B	494
UBS PACE Strategic Fixed Income Investments—Class C	6,959
UBS PACE Strategic Fixed Income Investments—Class Y	217
UBS PACE Strategic Fixed Income Investments—Class P	999,523

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Transfer agency and related services fees
UBS PACE Municipal Fixed Income Investments—Class A	$36,163
UBS PACE Municipal Fixed Income Investments—Class B	109
UBS PACE Municipal Fixed Income Investments—Class C	7,654
UBS PACE Municipal Fixed Income Investments—Class Y	124
UBS PACE Municipal Fixed Income Investments—Class P	161,619
UBS PACE Global Fixed Income Investments—Class A	140,966
UBS PACE Global Fixed Income Investments—Class B	471
UBS PACE Global Fixed Income Investments—Class C	7,874
UBS PACE Global Fixed Income Investments—Class Y	1,008
UBS PACE Global Fixed Income Investments—Class P	976,066
UBS PACE High Yield Investments—Class A	5,183
UBS PACE High Yield Investments—Class C	414
UBS PACE High Yield Investments—Class Y	11
UBS PACE High Yield Investments—Class P	342,869
UBS PACE Large Co Value Equity Investments—Class A	213,585
UBS PACE Large Co Value Equity Investments—Class B	2,183
UBS PACE Large Co Value Equity Investments—Class C	34,069
UBS PACE Large Co Value Equity Investments—Class Y	2,101
UBS PACE Large Co Value Equity Investments—Class P	1,150,389
UBS PACE Large Co Growth Equity Investments—Class A	96,106
UBS PACE Large Co Growth Equity Investments—Class B	944
UBS PACE Large Co Growth Equity Investments—Class C	13,487
UBS PACE Large Co Growth Equity Investments—Class Y	685
UBS PACE Large Co Growth Equity Investments—Class P	1,146,839
UBS PACE Small/Medium Co Value Equity Investments—Class A	47,762
UBS PACE Small/Medium Co Value Equity Investments—Class B	858
UBS PACE Small/Medium Co Value Equity Investments—Class C	11,639
UBS PACE Small/Medium Co Value Equity Investments—Class Y	967
UBS PACE Small/Medium Co Value Equity Investments—Class P	1,109,296
UBS PACE Small/Medium Co Growth Equity Investments—Class A	56,705
UBS PACE Small/Medium Co Growth Equity Investments—Class B	503
UBS PACE Small/Medium Co Growth Equity Investments—Class C	8,057
UBS PACE Small/Medium Co Growth Equity Investments—Class Y	444
UBS PACE Small/Medium Co Growth Equity Investments—Class P	1,108,245
UBS PACE International Equity Investments—Class A	112,276
UBS PACE International Equity Investments—Class B	490
UBS PACE International Equity Investments—Class C	11,323
UBS PACE International Equity Investments—Class Y	2,349
UBS PACE International Equity Investments—Class P	1,100,624
UBS PACE International Emerging Markets Equity Investments—Class A	37,134
UBS PACE International Emerging Markets Equity Investments—Class B	406
UBS PACE International Emerging Markets Equity Investments—Class C	7,004
UBS PACE International Emerging Markets Equity Investments—Class Y	2,905
UBS PACE International Emerging Markets Equity Investments—Class P	987,970
UBS PACE Global Real Estate Securities Investments—Class A	13,265
UBS PACE Global Real Estate Securities Investments—Class C	700

UBS PACE Select Advisors Trust

Notes to financial statements

Portfolio	Transfer agency and related services fees
UBS PACE Global Real Estate Securities Investments—Class Y	$17
UBS PACE Global Real Estate Securities Investments—Class P	336,541
UBS PACE Alternative Strategies Investments—Class A	120,973
UBS PACE Alternative Strategies Investments—Class B	85
UBS PACE Alternative Strategies Investments—Class C	5,957
UBS PACE Alternative Strategies Investments—Class Y	41,463
UBS PACE Alternative Strategies Investments—Class P	408,008

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Until November 12, 2008, UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers had been approved as borrowers under the Portfolios' securities lending program. As of November 12, 2008, State Street Bank and Trust Company is the Portfolios' lending agent. Prior to November 12, 2008, UBS Securities LLC was the Portfolios' lending agent.

For the period August 1, 2008 through November 12, 2008, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

Portfolio	Compensation
UBS PACE Intermediate Fixed Income Investments	$1,051
UBS PACE Strategic Fixed Income Investments	1,120
UBS PACE Global Fixed Income Investments	257
UBS PACE High Yield Investments	306
UBS PACE Large Co Value Equity Investments	24,812
UBS PACE Large Co Growth Equity Investments	7,346
UBS PACE Small/Medium Co Value Equity Investments	23,607
UBS PACE Small/Medium Co Growth Equity Investments	46,602
UBS PACE International Equity Investments	7,408
UBS PACE International Emerging Markets Equity Investments	4,555
UBS PACE Global Real Estate Securities Investments	297

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments and UBS PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility.

UBS PACE Select Advisors Trust

Notes to financial statements

Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2009, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Weighted average annualized interest rate	Interest expense
UBS PACE Government Securities Fixed Income Investments	$2,455,591	15	1.666%	$1,705
UBS PACE Global Fixed Income Investments	2,188,120	13	3.245	2,564
UBS PACE High Yield Investments	1,919,993	2	4.003	427
UBS PACE Small/Medium Co Value Equity Investments	1,091,235	55	0.851	1,419
UBS PACE Small/Medium Co Growth Equity Investments	2,328,259	67	0.973	4,217
UBS PACE International Equity Investments	3,120,252	154	1.353	18,060
UBS PACE International Emerging Markets Equity Investments	1,832,699	94	1.681	8,042
UBS PACE Alternative Strategies Investments	3,006,814	47	0.656	2,577

UBS PACE Large Co Growth Equity Investments participates with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest is charged to the Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the year ended July 31, 2009, the Portfolio had an average daily amount of borrowing of $3,532,529 for 13 days at a weighted average annualized interest rate of 0.797%, resulting in $1,017 of interest expense.

Purchases and sales of securities

For the year ended July 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$77,569,915	$31,461,267
UBS PACE Intermediate Fixed Income Investments	94,260,830	174,020,807
UBS PACE Strategic Fixed Income Investments	376,395,754	459,641,793
UBS PACE Municipal Fixed Income Investments	70,354,718	124,851,002
UBS PACE Global Fixed Income Investments	147,581,643	313,624,944
UBS PACE High Yield Investments	79,455,176	60,931,252
UBS PACE Large Co Value Equity Investments	872,486,395	995,604,374
UBS PACE Large Co Growth Equity Investments	902,401,443	1,040,804,369
UBS PACE Small/Medium Co Value Equity Investments	370,698,153	430,154,811
UBS PACE Small/Medium Co Growth Equity Investments	522,709,531	563,930,563
UBS PACE International Equity Investments	467,552,280	570,133,371
UBS PACE International Emerging Markets Equity Investments	183,329,629	221,878,015
UBS PACE Global Real Estate Securities Investments	70,338,438	62,392,959
UBS PACE Alternative Strategies Investments	881,676,404	893,108,672

UBS PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$8,783,810,715	$9,034,432,597
UBS PACE Intermediate Fixed Income Investments	2,267,924,326	2,249,084,680
UBS PACE Strategic Fixed Income Investments	856,599,213	1,003,317,253
UBS PACE Municipal Fixed Income Investments	4,227,584	4,289,657
UBS PACE Global Fixed Income Investments	34,063,596	37,636,341
UBS PACE Large Co Value Equity Investments	0	1,103,547
UBS PACE Alternative Strategies Investments	1,142,038,726	1,126,504,575

Commission recapture program

The Board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of operations within the net realized gains (losses) from investment activities.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

	2009			2008
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Money Market Investments	—	$5,188,699	—	—	$16,388,771	—	—
UBS PACE Government Securities Fixed Income Investments	—	31,473,152	—	—	29,923,805	—	—
UBS PACE Intermediate Fixed Income Investments	—	17,340,284	—	—	20,056,218	—	—
UBS PACE Strategic Fixed Income Investments	—	72,003,648	$14,127,728	—	37,749,667	—	—
UBS PACE Municipal Fixed Income Investments	$10,716,766	29,103	—	$11,582,137	22,275	—	—

UBS PACE Select Advisors Trust

Notes to financial statements

	2009			2008
Portfolio	Tax- exempt income	Ordinary income	Long term realized capital gains	Tax- exempt income	Ordinary income	Long term realized capital gains	Return of capital
UBS PACE Global Fixed Income Investments	—	$21,847,836	—	—	$50,812,241	—	—
UBS PACE High Yield Investments	—	12,761,815	—	—	7,872,436	$341	$300,148
UBS PACE Large Co Value Equity Investments	—	24,067,706	—	—	87,332,323	120,014,302	—
UBS PACE Large Co Growth Equity Investments	—	1,291,989	$4,940,277	—	2,537,528	36,931,851	—
UBS PACE Small/Medium Co Value Equity Investments	—	3,121,118	89,716	—	17,793,767	43,454,945	—
UBS PACE Small/Medium Co Growth Equity Investments	—	—	—	—	27,551,313	58,083,286	—
UBS PACE International Equity Investments	—	37,591,109	—	—	64,931,494	106,628,024	—
UBS PACE International Emerging Markets Equity Investments	—	5,178,821	57,546,514	—	26,061,029	47,185,401	—
UBS PACE Global Real Estate Securities Investments	—	854,192	—	—	2,154,323	70,222	—
UBS PACE Alternative Strategies Investments	—	2,920,045	4,443,762	—	13,249,755	—	—

At July 31, 2009, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
UBS PACE Money Market Investments	$13,063	—	—	—	$13,063
UBS PACE Government Securities Fixed Income Investments	13,140,670	$5,632,533	—	$(8,058,697)	10,714,506
UBS PACE Intermediate Fixed Income Investments	1,678,898	—	$(22,507,033)	(3,325,340)	(24,153,475)
UBS PACE Strategic Fixed Income Investments	4,609,753	4,043,926	(16,533,964)	(28,798,453)	(36,678,739)
UBS PACE Municipal Fixed Income Investments	—	—	(3,179,729)	4,186,744	1,007,015
UBS PACE Global Fixed Income Investments	—	—	(23,704,111)	26,904,400	3,200,289
UBS PACE High Yield Investments	—	—	(9,844,390)	(2,917,173)	(12,761,563)
UBS PACE Large Co Value Equity Investments	7,394,177	—	(388,578,617)	(81,390,155)	(462,574,595)
UBS PACE Large Co Growth Equity Investments	4,314,260	—	(279,131,830)	(6,290,559)	(281,108,129)
UBS PACE Small/Medium Co Value Equity Investments	658,051	—	(145,411,777)	7,285,257	(137,468,469)
UBS PACE Small/Medium Co Growth Equity Investments	—	—	(143,367,928)	16,320,870	(127,047,058)
UBS PACE International Equity Investments	13,786,350	—	(291,589,787)	(33,964,958)	(311,768,395)
UBS PACE International Emerging Markets Equity Investments	3,858,081	—	(51,412,455)	(9,812,176)	(57,366,550)
UBS PACE Global Real Estate Securities Investments	3,518,470	—	(42,637,468)	(7,524,782)	(46,643,780)
UBS PACE Alternative Strategies Investments	—	—	(133,462,421)	(4,369,805)	(137,832,226)

UBS PACE Select Advisors Trust

Notes to financial statements

At July 31, 2009, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

	Expiration Dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	Total
UBS PACE Intermediate Fixed Income Investments	$1,504,703	$7,849,781	$—	$3,023,333	$1,958,404	$—	$—	$14,336,221
UBS PACE Municipal Fixed Income Investments	—	—	—	—	875,309	1,051,765	—	1,927,074
UBS PACE Global Fixed Income Investments	—	—	—	—	6,340,375	2,354,563	765,140	9,460,078
UBS PACE High Yield Investments	—	—	—	—	—	187,540	4,621,857	4,809,397
UBS PACE Large Co Value Equity Investments	—	—	—	—	—	—	138,871,199	138,871,199
UBS PACE Large Co Growth Equity Investments	—	—	—	—	—	—	58,515,117	58,515,117
UBS PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	—	36,465,774	36,465,774
UBS PACE Small/Medium Co Growth Equity Investments	—	—	—	—	—	—	66,552,548	66,552,548
UBS PACE International Equity Investments	—	—	—	—	—	—	75,160,153	75,160,153
UBS PACE International Emerging Markets Equity Investments	—	—	—	—	—	—	14,417,167	14,417,167
UBS PACE Global Real Estate Securities Investments	—	—	—	—	—	20,265	16,496,463	16,516,728
UBS PACE Alternative Strategies Investments	—	—	—	—	—	—	38,285,609	38,285,609

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Government Securities Fixed Income Investments	$1,054,103
UBS PACE Intermediate Fixed Income Investments	676,539
UBS PACE Municipal Fixed Income Investments	126,300

UBS PACE Select Advisors Trust

Notes to financial statements

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2008. Such losses are treated for tax purposes as arising on August 1, 2009:

Portfolio	Capital losses	Foreign currency losses
UBS PACE Intermediate Fixed Income Investments	$8,094,666	—
UBS PACE Strategic Fixed Income Investments	16,533,964	—
UBS PACE Municipal Fixed Income Investments	1,252,655	—
UBS PACE Global Fixed Income Investments	12,170,919	$1,083,293
UBS PACE High Yield Investments	3,672,564	1,362,429
UBS PACE Large Co Value Equity Investments	249,707,418	—
UBS PACE Large Co Growth Equity Investments	220,616,713	—
UBS PACE Small/Medium Co Value Equity Investments	108,946,003	—
UBS PACE Small/Medium Co Growth Equity Investments	76,815,380	—
UBS PACE International Equity Investments	216,429,634	—
UBS PACE International Emerging Markets Equity Investments	36,995,288	—
UBS PACE Global Real Estate Securities Investments	26,120,740	—
UBS PACE Alternative Strategies Investments	95,176,812	—

At July 31, 2009, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

Portfolio	Accumulated net investment income/(loss)	Accumulated net realized gain/(loss)	Beneficial interest
UBS PACE Government Securities Fixed Income Investments	$2,920,812	$(2,920,812)	—
UBS PACE Intermediate Fixed Income Investments	2,136,912	(2,136,912)	—
UBS PACE Strategic Fixed Income Investments	9,058,239	(9,058,239)	—
UBS PACE Municipal Fixed Income Investments	1,129	—	$(1,129)
UBS PACE Global Fixed Income Investments	(13,844,890)	13,844,890	—
UBS PACE High Yield Investments	870,584	(870,584)	—
UBS PACE Large Co Growth Equity Investments	(113,161)	113,161	—
UBS PACE Small/Medium Co Value Equity Investments	(76,544)	76,544	—
UBS PACE Small/Medium Co Growth Equity Investments	1,149,411	—	(1,149,411)
UBS PACE International Equity Investments	4,525,954	(4,525,954)	—
UBS PACE International Emerging Markets Equity Investments	(1,018,125)	1,018,125	—
UBS PACE Global Real Estate Securities Investments	19,158	(19,158)	—
UBS PACE Alternative Strategies Investments	(99,107)	15,368,699	(15,269,592)

UBS PACE Select Advisors Trust

Notes to financial statements

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, expiration of capital loss carryforwards, tax character of distributions and adjustments for certain debt obligations.

As of and during the year ended July 31, 2009, the Portfolios did not have any liabilities for any unrecognized tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2009, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital contributions from investment manager and sub-advisors

On July 8, 2008, UBS PACE Alternative Strategies Investments recorded a capital contribution from Analytic Investors, Inc., in the amount of $16,460 which was paid in connection with losses incurred due to the disposition of a restricted security.

On May 8, 2008, UBS PACE International Emerging Markets Equity Investments recorded a capital contribution from Mondrian Investment Partners Ltd., in the amount of $1,813 which was paid in connection with losses incurred due to the disposition of a restricted security.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	794,704	$10,324,132	4,608	$59,505	187,121	$2,422,895
Shares repurchased	(1,435,064)	(18,693,940)	(11,081)	(143,809)	(327,195)	(4,265,308)
Shares converted from Class B to Class A	41,278	534,675	(41,259)	(534,675)	—	—
Dividends reinvested	245,499	3,183,096	952	12,265	65,462	849,557
Net decrease	(353,583)	$(4,652,037)	(46,780)	$(606,714)	(74,612)	$(992,856)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,359,212	$30,552,270	10,532,417	$137,379,082
Shares repurchased	(1,558,509)	(20,269,280)	(22,899,522)	(297,004,650)
Dividends reinvested	139,038	1,805,219	1,814,928	23,513,421
Net increase (decrease)	939,741	$12,088,209	(10,552,177)	$(136,112,147)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Government Securities Fixed Income Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	267,376	$3,493,088	13,964	$181,622	50,268	$652,745
Shares repurchased	(1,237,929)	(16,096,363)	(26,575)	(344,974)	(283,336)	(3,708,104)
Shares converted from Class B to Class A	57,116	743,322	(57,090)	(743,322)	—	—
Dividends reinvested	221,591	2,881,420	2,368	30,792	60,592	788,521
Net decrease	(691,846)	$(8,978,533)	(67,333)	$(875,882)	(172,476)	$(2,266,838)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,553,338	$20,205,410	12,538,956	$163,568,364
Shares repurchased	(695,280)	(9,076,847)	(9,119,327)	(118,922,397)
Dividends reinvested	63,455	825,403	1,814,366	23,606,710
Net increase	921,513	$11,953,966	5,233,995	$68,252,677

UBS PACE Intermediate Fixed Income Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	508,717	$5,673,742	5,548	$59,615	162,600	$1,812,116
Shares repurchased	(751,373)	(8,370,574)	(4,201)	(48,125)	(72,890)	(816,207)
Shares converted from Class B to Class A	2,715	30,358	(2,711)	(30,358)	—	—
Dividends reinvested	119,581	1,330,289	290	3,228	10,949	122,167
Net increase (decrease)	(120,360)	$(1,336,185)	(1,074)	$(15,640)	100,659	$1,118,076
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	137,417	$1,531,926	13,274,784	$147,790,899
Shares repurchased	(63,002)	(702,761)	(19,267,717)	(213,737,546)
Dividends reinvested	7,218	80,452	1,334,036	14,843,956
Net increase (decrease)	81,633	$909,617	(4,658,897)	$(51,102,691)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	399,133	$4,688,328	2,703	$31,929	58,259	$687,004
Shares repurchased	(1,073,707)	(12,584,466)	(509)	(6,097)	(81,885)	(951,800)
Shares converted from Class B to Class A	16,630	195,566	(16,612)	(195,566)	—	—
Dividends reinvested	128,127	1,493,747	424	4,958	8,969	104,684
Net decrease	(529,817)	$(6,206,825)	(13,994)	$(164,776)	(14,657)	$(160,112)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	81,654	$960,221	9,926,037	$116,191,890
Shares repurchased	(78,315)	(915,183)	(9,770,537)	(114,193,657)
Dividends reinvested	5,008	58,434	1,501,065	17,509,782
Net increase	8,347	$103,472	1,656,565	$19,508,015

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Strategic Fixed Income Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,158,554	$14,732,706	20,511	$257,482	360,847	$4,531,256
Shares repurchased	(834,812)	(10,596,812)	(3,024)	(38,773)	(145,805)	(1,860,777)
Shares converted from Class B to Class A	4,220	54,950	(4,221)	(54,950)	—	—
Dividends reinvested	239,230	2,973,992	1,826	22,594	50,492	627,167
Net increase	567,192	$7,164,836	15,092	$186,353	265,534	$3,297,646
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,187	$1,548,317	10,383,796	$131,380,408
Shares repurchased	(131,417)	(1,641,523)	(29,277,183)	(370,944,752)
Dividends reinvested	29,260	363,729	6,416,564	79,811,700
Net increase (decrease)	22,030	$270,523	(12,476,823)	$(159,752,644)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	736,365	$10,299,729	5,070	$71,091	47,039	$658,442
Shares repurchased	(484,834)	(6,702,458)	(8,260)	(113,441)	(71,066)	(981,567)
Shares converted from Class B to Class A	21,425	297,023	(21,429)	(297,023)	—	—
Dividends reinvested	66,098	915,062	586	8,073	13,444	186,085
Net increase (decrease)	339,054	$4,809,356	(24,033)	$(331,300)	(10,583)	$(137,040)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	149,834	$2,095,884	16,017,839	$222,029,525
Shares repurchased	(27,477)	(381,575)	(12,753,702)	(177,075,572)
Dividends reinvested	7,966	110,514	2,586,757	35,787,127
Net increase	130,323	$1,824,823	5,850,894	$80,741,080

UBS PACE Municipal Fixed Income Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	955,999	$11,591,980	1,282	$15,656	179,584	$2,143,204
Shares repurchased	(1,208,678)	(14,615,846)	(4,854)	(58,641)	(106,948)	(1,307,803)
Shares converted from Class B to Class A	4,476	54,425	(4,476)	(54,425)	—	—
Dividends reinvested	170,919	2,076,191	169	2,063	26,485	321,829
Net increase (decrease)	(77,284)	$(893,250)	(7,879)	$(95,347)	99,121	$1,157,230
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,017	$12,001	6,342,348	$76,739,936
Shares repurchased	(712)	(8,858)	(11,741,873)	(141,649,274)
Dividends reinvested	172	2,094	576,921	7,000,558
Net increase (decrease)	477	$5,237	(4,822,604)	$(57,908,780)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Municipal Fixed Income Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,161,100	$14,282,356	4,874	$60,248	21,111	$259,803
Shares repurchased	(1,565,195)	(19,238,457)	(1,114)	(13,773)	(112,220)	(1,384,101)
Shares converted from Class B to Class A	8,975	110,554	(8,976)	(110,554)	—	—
Dividends reinvested	172,667	2,121,314	174	2,141	25,857	317,758
Net decrease	(222,453)	$(2,724,233)	(5,042)	$(61,938)	(65,252)	$(806,540)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	—	7,525,054	$92,785,921
Shares repurchased	(211)	$(2,589)	(4,170,651)	(51,305,216)
Dividends reinvested	147	1,814	647,986	7,962,212
Net increase (decrease)	(64)	$(775)	4,002,389	$49,442,917

UBS PACE Global Fixed Income Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	466,380	$5,094,875	3,570	$40,001	91,793	$1,013,832
Shares repurchased	(1,901,242)	(20,414,425)	(14,161)	(156,962)	(92,348)	(981,653)
Shares converted from Class B to Class A	15,903	172,589	(15,881)	(172,589)	—	—
Dividends reinvested	296,581	3,208,918	322	3,505	17,268	186,956
Net increase (decrease)	(1,122,378)	$(11,938,043)	(26,150)	$(286,045)	16,713	$219,135
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	82,623	$880,745	6,404,190	$69,138,944
Shares repurchased	(312,929)	(3,317,046)	(21,733,322)	(231,552,261)
Dividends reinvested	31,926	344,796	1,546,584	16,724,215
Net decrease	(198,380)	$(2,091,505)	(13,782,548)	$(145,689,102)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	896,730	$10,881,929	14,833	$175,823	73,431	$884,034
Shares repurchased	(1,330,821)	(15,823,221)	(18,642)	(218,532)	(62,309)	(742,896)
Shares converted from Class B to Class A	18,914	223,427	(18,879)	(223,427)	—	—
Dividends reinvested	607,558	6,962,895	1,856	21,267	35,606	407,024
Net increase (decrease)	192,381	$2,245,030	(20,832)	$(244,869)	46,728	$548,162
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	299,660	$3,612,554	12,333,305	$146,850,249
Shares repurchased	(115,861)	(1,375,239)	(9,468,802)	(113,298,928)
Dividends reinvested	57,027	654,523	3,488,465	40,024,004
Net increase	240,826	$2,891,838	6,352,968	$73,575,325

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE High Yield Investments

For the year ended July 31, 2009:

	Class A		Class C1
	Shares	Amount	Shares	Amount
Shares sold	774,901	$5,974,010	213,076	$1,681,927
Shares repurchased	(210,539)	(1,623,355)	(12,105)	(95,429)
Dividends reinvested	37,621	286,334	2,820	22,709
Net increase	601,983	$4,636,989	203,791	$1,609,207
	Class Y2		Class P
	Shares	Amount	Shares	Amount
Shares sold	732	$5,000	7,202,359	$56,408,434
Shares repurchased	—	—	(8,176,699)	(63,172,121)
Dividends reinvested	40	309	1,598,523	12,055,172
Net increase	772	$5,309	624,183	$5,291,485

For the year ended July 31, 2008:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	203,952	$1,926,149	8,505,508	$81,145,415
Shares repurchased	(48,122)	(451,590)	(2,610,410)	(24,744,704)
Dividends reinvested	8,363	78,924	844,374	8,002,249
Net increase	164,193	$1,553,483	6,739,472	$64,402,960

UBS PACE Large Co Value Equity Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	660,284	$7,930,768	8,254	$93,264	33,877	$393,827
Shares repurchased	(2,870,387)	(34,570,268)	(10,569)	(125,003)	(281,109)	(3,414,489)
Shares converted from Class B to Class A	13,348	153,186	(13,301)	(153,186)	—	—
Dividends reinvested	252,025	2,923,492	288	3,364	13,830	160,984
Net decrease	(1,944,730)	$(23,562,822)	(15,328)	$(181,561)	(233,402)	$(2,859,678)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	210,794	$2,271,355	20,080,494	$230,552,581
Shares repurchased	(478,980)	(5,700,488)	(29,018,138)	(347,132,745)
Dividends reinvested	54,081	627,879	1,694,551	19,605,951
Net decrease	(214,105)	$(2,801,254)	(7,243,093)	$(96,974,213)

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Large Co Value Equity Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	644,603	$12,370,102	163	$3,623	12,514	$252,274
Shares repurchased	(2,169,908)	(42,489,031)	(13,493)	(277,505)	(266,816)	(5,304,656)
Shares converted from Class B to Class A	31,163	631,532	(31,166)	(631,532)	—	—
Dividends reinvested	1,542,382	30,446,607	7,050	139,512	177,155	3,495,274
Net increase (decrease)	48,240	$959,210	(37,446)	$(765,902)	(77,147)	$(1,557,108)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	145,483	$2,758,563	17,006,422	$340,886,909
Shares repurchased	(394,378)	(7,782,137)	(13,942,311)	(270,127,528)
Dividends reinvested	260,610	5,157,464	8,223,599	162,251,624
Net increase	11,715	$133,890	11,287,710	$233,011,005

UBS PACE Large Co Growth Equity Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	644,241	$7,861,600	6,266	$67,411	23,348	$253,122
Shares repurchased	(1,136,486)	(13,708,024)	(6,538)	(70,404)	(81,212)	(919,964)
Shares converted from Class B to Class A	7,080	90,720	(7,571)	(90,720)	—	—
Dividends reinvested	24,059	276,436	97	1,047	2,162	23,264
Net decrease	(461,106)	$(5,479,268)	(7,746)	$(92,666)	(55,702)	$(643,578)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	163,249	$1,893,714	17,204,825	$207,651,720
Shares repurchased	(305,109)	(3,752,192)	(29,819,584)	(366,300,315)
Dividends reinvested	11,397	133,685	484,047	5,648,826
Net decrease	(130,463)	$(1,724,793)	(12,130,712)	$(152,999,769)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	873,239	$15,611,199	2,676	$44,465	16,235	$278,745
Shares repurchased	(749,290)	(13,458,199)	(6,932)	(119,269)	(69,936)	(1,208,829)
Shares converted from Class B to Class A	9,461	176,752	(9,959)	(176,752)	—	—
Dividends reinvested	105,408	1,982,738	625	11,064	10,461	185,883
Net increase (decrease)	238,818	$4,312,490	(13,590)	$(240,492)	(43,240)	$(744,201)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	193,699	$3,586,259	18,867,946	$348,766,855
Shares repurchased	(275,574)	(5,086,115)	(14,860,424)	(269,656,491)
Dividends reinvested	39,066	748,901	1,875,974	35,793,580
Net increase (decrease)	(42,809)	$(750,955)	5,883,496	$114,903,944

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Small/Medium Co Value Equity Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	246,372	$2,616,610	675	$9,455	21,582	$222,857
Shares repurchased	(824,188)	(8,527,066)	(4,666)	(40,399)	(152,975)	(1,441,002)
Shares converted from Class B to Class A	11,752	129,112	(12,604)	(129,112)	—	—
Dividends reinvested	18,011	178,128	6	55	185	1,701
Net decrease	(548,053)	$(5,603,216)	(16,589)	$(160,001)	(131,208)	$(1,216,444)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,253	$1,318,210	7,961,183	$79,410,898
Shares repurchased	(166,989)	(1,665,642)	(12,358,189)	(130,657,574)
Dividends reinvested	4,215	42,610	290,387	2,918,328
Net decrease	(38,521)	$(304,822)	(4,106,619)	$(48,328,348)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	333,867	$5,152,566	367	$6,716	7,589	$120,928
Shares repurchased	(531,278)	(8,363,222)	(14,388)	(216,313)	(117,631)	(1,739,022)
Shares converted from Class B to Class A	21,226	342,689	(22,826)	(342,689)	—	—
Dividends reinvested	301,804	4,750,403	6,508	94,621	86,848	1,267,979
Net increase (decrease)	125,619	$1,882,436	(30,339)	$(457,665)	(23,194)	$(350,115)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	65,797	$1,057,319	7,540,297	$125,634,020
Shares repurchased	(99,939)	(1,753,388)	(6,056,150)	(97,645,191)
Dividends reinvested	34,568	556,895	3,344,771	53,516,191
Net increase (decrease)	426	$(139,174)	4,828,918	$81,505,020

UBS PACE Small/Medium Co Growth Equity Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	275,725	$2,618,914	2,493	$18,607	18,606	$183,786
Shares repurchased	(688,549)	(6,322,902)	(2,560)	(20,138)	(95,360)	(830,687)
Shares converted from Class B to Class A	2,918	25,851	(3,160)	(25,851)	—	—
Net decrease	(409,906)	$(3,678,137)	(3,227)	$(27,382)	(76,754)	$(646,901)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	136,334	$1,266,993	8,477,168	$77,137,831
Shares repurchased	(160,723)	(1,523,761)	(14,173,325)	(133,492,602)
Net decrease	(24,389)	$(256,768)	(5,696,157)	$(56,354,771)

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Small/Medium Co Growth Equity Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	380,059	$5,447,262	327	$5,331	7,534	$117,654
Shares repurchased	(528,194)	(7,918,571)	(3,335)	(50,451)	(76,220)	(1,072,709)
Shares converted from Class B to Class A	7,920	117,327	(8,518)	(117,327)	—	—
Dividends reinvested	452,998	6,767,795	2,665	36,746	70,362	976,626
Net increase (decrease)	312,783	$4,413,813	(8,861)	$(125,701)	1,676	$21,571
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	157,897	$2,543,445	7,795,327	$121,682,275
Shares repurchased	(141,977)	(2,124,837)	(7,013,876)	(105,492,613)
Dividends reinvested	64,940	998,131	4,936,544	75,331,657
Net increase	80,860	$1,416,739	5,717,995	$91,521,319

UBS PACE International Equity Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	571,939	$6,201,114	—	—	8,873	$89,598
Shares repurchased	(1,330,999)	(13,944,210)	(2,348)	$(30,919)	(84,168)	(889,223)
Shares converted from Class B to Class A	3,892	40,865	(3,932)	(40,865)	—	—
Dividends reinvested	275,755	2,845,791	133	1,371	13,339	135,660
Net decrease	(479,413)	$(4,856,440)	(6,147)	$(70,413)	(61,956)	$(663,965)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	340,446	$3,224,877	19,170,198	$192,830,013
Shares repurchased	(808,911)	(8,469,346)	(28,623,459)	(298,817,677)
Dividends reinvested	157,137	1,616,941	3,107,946	31,949,681
Net decrease	(311,328)	$(3,627,528)	(6,345,315)	$(74,037,983)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	638,256	$11,810,528	632	$12,600	20,781	$433,118
Shares repurchased	(981,066)	(17,987,580)	(4,434)	(78,737)	(57,882)	(1,091,880)
Shares converted from Class B to Class A	10,311	189,592	(10,514)	(189,592)	—	—
Dividends reinvested	752,680	14,082,644	2,592	47,641	51,557	946,583
Net increase (decrease)	420,181	$8,095,184	(11,724)	$(208,088)	14,456	$287,821
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	277,148	$5,076,460	15,737,511	$300,850,054
Shares repurchased	(633,552)	(11,668,351)	(13,814,250)	(256,221,407)
Dividends reinvested	414,916	7,754,775	7,763,144	144,860,266
Net increase	58,512	$1,162,884	9,686,405	$189,488,913

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE International Emerging Markets Equity Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	308,284	$2,828,696	628	$5,635	29,331	$263,728
Shares repurchased	(733,563)	(7,326,792)	(4,220)	(38,619)	(141,191)	(1,622,283)
Shares converted from Class B to Class A	4,436	29,549	(4,723)	(29,549)	—	—
Dividends reinvested	562,820	4,254,921	4,671	33,260	114,037	810,805
Net increase (decrease)	141,977	$(213,626)	(3,644)	$(29,273)	2,177	$(547,750)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,968,886	$16,393,043	5,348,327	$48,647,585
Shares repurchased	(1,088,099)	(11,160,497)	(9,634,416)	(92,330,347)
Dividends reinvested	591,234	4,540,675	6,768,940	51,850,076
Net increase	1,472,021	$9,773,221	2,482,851	$8,167,314

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	337,939	$7,546,874	379	$8,116	30,565	$684,349
Shares repurchased	(358,590)	(7,779,279)	(6,042)	(126,181)	(64,606)	(1,315,297)
Shares converted from Class B to Class A	4,412	92,844	(4,537)	(92,844)	—	—
Dividends reinvested	232,817	4,991,598	3,770	77,276	57,773	1,182,038
Net increase (decrease)	216,578	$4,852,037	(6,430)	$(133,633)	23,732	$551,090
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	530,628	$12,357,584	3,365,541	$76,688,847
Shares repurchased	(424,627)	(9,297,322)	(4,706,298)	(105,092,624)
Dividends reinvested	254,370	5,535,105	2,784,776	60,373,941
Net increase	360,371	$8,595,367	1,444,019	$31,970,164

UBS PACE Global Real Estate Securities Investments

For the year ended July 31, 2009:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	290,554	$1,287,894	30,714	$122,298
Shares repurchased	(493,143)	(2,608,638)	(30,405)	(125,190)
Dividends reinvested	8,852	39,833	92	416
Net increase (decrease)	(193,737)	$(1,280,911)	401	$(2,476)
	Class Y1		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,675	$11,127	6,764,544	$28,974,209
Shares repurchased	—	—	(5,105,255)	(22,874,570)
Dividends reinvested	—	—	176,684	793,310
Net increase	2,675	$11,127	1,835,973	$6,892,949

1  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements

UBS PACE Global Real Estate Securities Investments (concluded)

For the year ended July 31, 2008:

	Class A		Class C		Class P
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	928,836	$8,419,221	8,915	$90,056	5,836,434	$52,683,971
Shares repurchased	(533,330)	(4,560,320)	(18,320)	(164,946)	(1,701,916)	(14,802,302)
Dividends reinvested	24,271	211,398	999	8,703	228,096	1,991,283
Net increase (decrease)	419,777	$4,070,299	(8,406)	$(66,187)	4,362,614	$39,872,952

UBS PACE Alternative Strategies Investments

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,260,653	$20,193,719	5,986	$47,632	245,008	$2,036,513
Shares repurchased	(9,335,513)	(79,934,791)	—	—	(258,877)	(2,217,887)
Shares converted from Class B to Class A	4,796	39,330	(4,874)	(39,330)	—	—
Dividends reinvested	123,559	1,014,423	82	660	7,203	58,485
Net increase (decrease)	(6,946,505)	$(58,687,319)	1,194	$8,962	(6,666)	$(122,889)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	485,333	$4,304,423	11,356,471	$100,000,134
Shares repurchased	(4,466,050)	(38,519,549)	(24,491,823)	(208,257,527)
Dividends reinvested	60,793	499,722	687,645	5,659,320
Net decrease	(3,919,924)	$(33,715,404)	(12,447,707)	$(102,598,073)

For the year ended July 31, 2008:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	11,999,043	$130,223,796	1,203	$13,117	734,939	$7,919,032
Shares repurchased	(3,499,573)	(37,898,870)	(654)	(7,060)	(321,449)	(3,417,630)
Dividends reinvested	176,113	1,916,110	44	474	9,381	101,320
Net increase	8,675,583	$94,241,036	593	$6,531	422,871	$4,602,722
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	5,687,399	$59,733,844	25,986,192	$284,354,452
Shares repurchased	(210,638)	(2,205,286)	(8,207,779)	(89,122,799)
Dividends reinvested	—	—	1,017,460	11,100,483
Net increase	5,476,761	$57,528,558	18,795,873	$206,332,136

UBS PACE Select Advisors Trust

Notes to financial statements

US Treasury Temporary Guarantee Program for Money Market Funds

UBS PACE Money Market Investments Portfolio participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of mutual funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. UBS PACE Money Market Investments Portfolio bore the cost of participating in this program, as this is not an expense borne by the advisor. UBS PACE Money Market Investments Portfolio paid a fee of 0.01% of the value of its outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the UBS PACE Money Market Investments Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. In April, the program was extended a final time, providing coverage through September 18, 2009. UBS PACE Money Market Investments Portfolio paid an additional fee for continued coverage for the period May 1, 2009 through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Subsequent events

In accordance with the provisions set forth in FAS 165 "Subsequent Events," management has evaluated the effect of subsequent events on the Portfolio's financial statements through September 25, 2009. Management has determined that there are no material subsequent events that would require disclosure in the Portfolio's financial statements through this date.

UBS PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS PACE Select Advisors Trust (comprising, respectively, UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting UBS PACE Select Advisors Trust at July 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
September 25, 2009

UBS PACE Select Advisors Trust

Tax information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 2009) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, the percentage of dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividend Received Deduction	Foreign Tax Credit
UBS PACE Large Co Value Equity Investments	100%	—
UBS PACE Large Co Growth Equity Investments	100%	—
UBS PACE Small/Medium Co Value Equity Investments	98.39%	—
UBS PACE International Equity Investments	—	$2,756,839
UBS PACE International Emerging Markets Equity Investments	—	1,047,975
UBS PACE Global Real Estate Securities Investments	6.64%	—
UBS PACE Alternative Strategies Investments	55.68%	—

Also, for the fiscal year ended July 31, 2009, the foreign source income for information reporting purposes for UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments is $32,146,666 and $10,236,530, respectively.

For the period ended July 31, 2009, certain dividends paid by the Portfolios below may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the period, the amounts below represent the maximum amount that may be considered qualified dividend income.

Portfolio	Maximum amount considered qualified dividend income
UBS PACE Large Co Value Equity Investments	$24,067,706
UBS PACE Large Co Growth Equity Investments	1,291,989
UBS PACE Small/Medium Co Value Equity Investments	3,121,118
UBS PACE International Equity Investments	37,591,109
UBS PACE International Emerging Markets Equity Investments	5,178,821
UBS PACE Global Real Estate Securities Investments	854,192
UBS PACE Alternative Strategies Investments	2,920,045

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2009. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2010. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, UBS PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

February 2009 Board Meeting:

First Quadrant L.P.

Background—At a meeting of the Board of UBS PACESM Select Advisors Trust (the "Trust") on February 11, 2009, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and First Quadrant, L.P. ("First Quadrant") with respect to UBS PACE Alternative Strategies Investments (the "Portfolio") (the "Sub-Advisory Agreement"). In considering the approval of the Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment advisory and sub-advisory agreements for the Portfolio and the other portfolios of the Trust, including the extensive materials the board had reviewed at its last annual contract renewal meeting for the portfolios in July 2008, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of the Trustees in considering approval of investment advisory and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending First Quadrant as an investment advisor for the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the Sub-Advisory Agreement—The board's evaluation of the services to be provided by First Quadrant to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered UBS Global AM's reasons for recommending First Quadrant as an investment advisor for the Portfolio, including that the Portfolio had reached a size sufficient to support the retention of a fourth investment advisor with a strategy that complements those of the current investment advisors for the Portfolio. In that connection, the board also approved certain changes to the allocations and investment strategies of Analytic Investors, LLC and Wellington Management Company, LLP, two other investment advisors for the Portfolio, to reflect the addition of First Quadrant and its global macro strategy. The board also received materials from First Quadrant detailing First Quadrant's global macro strategy and met with representatives of First Quadrant, who discussed with the board their investment process and the backgrounds and qualifications of the portfolio management team members. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Sub-Advisory Agreement.

Sub-Advisory Fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by First Quadrant. The board noted that, as explained by UBS Global AM, the fee payable to First Quadrant was based on the use of the global macro strategy and that, as a result of certain other changes, the overall blended fee rate charged by the investment advisors and paid by UBS Global AM was expected to decrease. However, the board also considered that the compensation to be paid to First Quadrant would be paid by UBS Global AM, not the Portfolio and, accordingly, that the retention of First Quadrant would not affect the fees otherwise incurred by the Portfolio's shareholders. Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Sub-Advisory Agreement.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

Fund Performance—The board received and considered composite performance information and certain other performance information provided by management and First Quadrant with respect to accounts managed by First Quadrant in the global macro style. The board also noted that, as First Quadrant would be a new investment advisor for the Portfolio, the current performance of the Portfolio was not directly relevant to the consideration of the approval of the Sub-Advisory Agreement.

Advisor Profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio. However, the board did take note that the overall blended advisory fee rate paid by UBS Global AM to the Portfolio's investment advisors was expected to decrease. Given that the board routinely reviews the profitability of UBS Global AM on an annual basis, the board decided to take into account the new fee retention levels as part of its next annual contract review later in 2009.

Economies of Scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee were not relevant.

Other Benefits to First Quadrant—The board was informed by management that First Quadrant's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that First Quadrant did not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that First Quadrant could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as an investment advisor for the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having an investment advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreement for the Portfolio, contingent upon the favorable completion by UBS Global AM's compliance department of its review of First Quadrant, which was completed subsequent to the board's meeting on February 11, 2009.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM or First Quadrant were present.

Analytic Investors, LLC

At the same meeting, the members of the board, including the Independent Trustees, also considered and approved a proposed sub-advisory agreement (the "Analytic Investors Sub-Advisory Agreement") between UBS Global AM and Analytic Investors with respect to the Portfolio. The board was asked to approve the Analytic Investors Sub-Advisory Agreement as Analytic Investors had agreed to a reduced sub-advisory fee schedule to reflect the fact that Analytic Investors would no longer be providing its complex global tactical asset allocation and index option strategies to the Portfolio. (It was proposed that the then effective sub-advisory agreement with Analytic Investors be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

In its consideration of the approval of the proposed Analytic Investors Sub-Advisory Agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the Analytic Investors Sub-Advisory Agreement—The board's evaluation of the services expected to be provided by Analytic Investors to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that Analytic Investors had served as a sub-advisor to the Portfolio since April 2006 and the portfolio management services provided by Analytic Investors were proposed to change in connection with the approval of the proposed sub-advisory agreement with First Quadrant, as First Quadrant would now provide a global macro strategy for the Portfolio. The board considered a presentation by management on the sub-adviser reallocations and the investment strategies to be implemented by the sub-advisers for the Portfolio. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Analytic Investors Sub-Advisory Agreement.

Sub-Advisory Fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Analytic Investors. The board considered that the sub-advisory fee rate was proposed to be reduced as a result of management's proposal to no longer employ two of the three investment strategies then being used by Analytic Investors in sub-advising Portfolio assets. The board considered that the compensation to be paid to Analytic Investors would be paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of Analytic Investors would not reduce the fees otherwise incurred by the Portfolio's shareholders. The board considered the impact to UBS Global AM of the reduced fees it would pay to Analytic Investors. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Analytic Investors Sub-Advisory Agreement.

Other Factors—Portfolio performance, profitability, economies of scale and other benefits to Analytic Investors were not factors specifically considered by the board in its approval of the Analytic Investors Sub-Advisory Agreement, although the board reviewed Portfolio performance generally, as it does at each regular board meeting. The board noted that, as Analytic Investors would be providing only one of the three investment strategies it was then employing with respect to Portfolio assets, prior Portfolio performance was of limited relevance to the board's consideration of Analytic Investors. The board took note that it would review the Analytic Investors Sub-Advisory Agreement and Analytic Investors again at its July 2009 annual contract renewal meeting for the Trust and would consider these factors at that time.

In light of all of the foregoing, the board approved the proposed Analytic Investors Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Analytic Investors Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

May 2009 Board Meeting:

Buckhead Capital Management, LLC and Systematic Financial Management, L.P.

Background—At a meeting of the board of UBS PACESM Select Advisors Trust (the "Trust") on May 6, 2009, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved (1) a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Buckhead Capital Management, LLC ("Buckhead") and (2) a proposed sub-advisory agreement between UBS Global AM and Systematic Financial Management, L.P. ("Systematic"), each with respect to UBS PACE Small/Medium Co Value Equity Investments (the "Portfolio") (each a "Sub-Advisory Agreement"). In considering the approval of the Sub-Advisory Agreements, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials the board had reviewed at its last annual contract renewal meeting for the portfolios in July 2008, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of the Trustees in considering approval of advisory and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending Buckhead and Systematic as investment advisors for the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreements, the Board considered the following factors:

Nature, Extent and Quality of the Services under the Sub-Advisory Agreements—The board's evaluation of the services to be provided by Buckhead and Systematic to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board took note of management's reasons for recommending Buckhead and Systematic as investment advisors to the Portfolio, including that the changes would result in a portfolio less dependent upon specific style factors. The board also received materials from each of Buckhead and Systematic detailing each investment advisor's investment strategy and met with the portfolio management team and other representatives of each of Buckhead and Systematic, who discussed with the board their investment process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreements.

Sub-Advisory Fees—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to each of Buckhead and Systematic in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Buckhead and Systematic, respectively. The board took note that the proposed sub-advisory fees, in the aggregate with the sub-advisory fees of MetWest Capital Management, LLC (the Portfolio's remaining other sub-advisor), would be equal to the current aggregate sub-advisory fees. (Buckhead and Systematic were being proposed as sub-advisors in conjunction with the proposal to terminate two other firms that had been serving as sub-advisors to the Portfolio—namely, Ariel Investments, LLC and Opus Capital Management.) The board also considered that the compensation to be paid to Buckhead and Systematic would be paid by UBS Global AM, not the Portfolio, and, accordingly, that the retention of Buckhead and Systematic would not affect the fees otherwise incurred by the Portfolio's shareholders. Taking all of the above into consideration, the board determined

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

that each proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the applicable Sub-Advisory Agreement.

Fund Performance—The board received and considered composite performance information provided by each of Buckhead and Systematic. The board also noted that, as each of Buckhead and Systematic would be a new investment advisor to the Portfolio, the current performance of the Portfolio was not relevant to the consideration of the approval of either Sub-Advisory Agreement.

Advisor Profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fees would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of Scale—The board noted that, as the sub-advisory fees for the Portfolio would be paid by UBS Global AM, not by the Portfolio, considerations of economies of scale with respect specifically to the sub-advisory fees were not relevant.

Other Benefits to Buckhead and Systematic—The board was informed by management that each of Buckhead's and Systematic's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that neither Buckhead nor Systematic would receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which also would potentially benefit the Portfolio). The board recognized that Buckhead and Systematic could each receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as an investment advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having an investment advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreements for the Portfolio contingent, with respect to Buckhead, upon the favorable completion by UBS Global AM's compliance department of its review of Buckhead, which was completed subsequent to the board's meeting on May 6, 2009.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve either Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of each Sub-Advisory Agreement in a private session with its independent legal counsel at which no representatives of UBS Global AM, Buckhead or Systematic were present.

Goldman Sachs Asset Management, L.P.

At the same meeting, the members of the board, including the Independent Trustees, considered and approved a proposed sub-advisory agreement (the "GSAM Sub-Advisory Agreement") between UBS Global AM and Goldman Sachs Asset Management, L.P. ("GSAM") with respect to UBS PACE Alternative Strategies Investments (the "Portfolio"). The board was asked to approve the GSAM Sub-Advisory Agreement as GSAM had agreed to a reduced sub-advisory fee schedule. (It was proposed that the then effective sub-advisory agreement with GSAM be replaced by a newer, substantially similar agreement, but with a lower fee schedule.)

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

In its consideration of the approval of the GSAM Sub-Advisory Agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the GSAM Sub-Advisory Agreement—The board's evaluation of the services currently provided and expected to be provided by GSAM to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board noted that GSAM had served as a sub-advisor to the Portfolio since September 2007 and that no terms of the then-current sub-advisory agreement between GSAM and UBS Global AM, other than the reduction in the sub-advisory fee, and no changes from the services provided by GSAM to the Portfolio under the then-current sub-advisory agreement, were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed GSAM Sub-Advisory Agreement.

Sub-Advisory Fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by GSAM. The board considered that the compensation to be paid to GSAM would be paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of GSAM would not reduce the fees otherwise incurred by the Portfolio's shareholders. The board considered the impact to UBS Global AM of the reduced fees it would pay to GSAM. The board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the GSAM Sub-Advisory Agreement.

Other Factors—Portfolio performance, profitability, economies of scale and other benefits to GSAM were not factors specifically considered by the board in its approval of the GSAM Sub-Advisory Agreement (although the board reviewed Portfolio performance generally, as it does at each regular board meeting), as no changes to the then-current sub-advisory agreement for GSAM, other than the reduced sub-advisory fee schedule, were being proposed. The board took note that it would review the GSAM Sub-Advisory Agreement and GSAM again at its July 2009 annual contract renewal meeting for the Trust and would consider these factors at that time.

In light of all of the foregoing, the board approved the proposed GSAM Sub-Advisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the GSAM Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

Background—At a meeting of the board of UBS PACESM Select Advisors Trust (the "Trust") on July 15-16, 2009, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios") and, for those Portfolios with Subadvisors, the subadvisory agreements for the Portfolios. (Throughout this discussion, each subadvisor to a Portfolio is referred to as a "Subadvisor" and each subadvisory agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including information about the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, subadvisory, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS Global AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by the particular Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of each Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS Global AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each meeting on the Subadvisors' performance and made recommendations with respect to Subadvisor changes from time to time based on the performance of the Subadvisors and certain other relevant factors. The board's evaluation of the services provided by UBS Global AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolios' expanded compliance programs. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders held in 2008, relatively recently.

The board had available to it information regarding the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Portfolios and had previously received information regarding the person, persons or portfolio management team primarily responsible for the day-to-day portfolio

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

management of each Portfolio and recognized that the Portfolios' senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (each, a "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered whether UBS Global AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of a given Portfolio through November 30, 2009 (excluding extraordinary items, dividend expense, borrowing costs and/or interest expense, if any) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the "Expense Group"), and, when available, the board also received comparative data on a subset of the Expense Group that included only subadvised funds. A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In addition, management explained the effect the past year's financial crisis and shareholder purchase/redemption activity had on each Portfolio's assets and the corresponding effect that that had on each Portfolio's "fixed" costs (i.e., those costs that can be relatively independent of increases/decreases in overall levels of Portfolio assets), specifically transfer agency fees and other non-management expenses. Management noted that the Lipper data that the board received for each Portfolio's Expense Group was calculated based on a full year of financial results for periods ended during 2008, which may not reflect the full impact of the financial crisis and resulting overall general decline in assets, whereas each Portfolio's expense data which Lipper used in its quintile comparison rankings was annualized based on the six-month period ended January 31, 2009, which reflected most of the impact of the financial crisis. Therefore, management explained that this timing and methodology difference could affect the comparability of the Lipper data with respect to each Portfolio's expenses and the Lipper results of quintile comparison rankings of the Portfolios, as the reduced asset levels of a Portfolio in comparison with its Expense Group could cause the Portfolio's comparative total expenses to

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

appear worse than they otherwise would, and that this effect had occurred for several Portfolios. The board acknowledged this issue, recognizing that comparisons of annualized Portfolio data each year with industry data for a full year would produce some anomalies; however, such data was still viewed as useful and relevant to the Board's analysis.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS Global AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted that, in general, these fees were lower than the Contractual Management Fees and Actual Management Fees for the Portfolios, but also noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds versus such accounts and the differences in the levels of services required by mutual funds and such accounts. The board also received information on fees charged to other mutual funds managed by UBS Global AM. The board did not receive comparative information from Lipper with respect to the subadvisory fees for those Portfolios with Subadvisors in connection with its consideration of subadvisory fees. The board observed that it had received certain information regarding fees, profitability, compensation from other similar funds, and economies of scale from certain Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's consideration of the approvals of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS Global AM, not the particular Portfolio and, accordingly, that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten- (or shorter for newer Portfolios) year and since inception periods ended April 30, 2009, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2009. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, including in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. To the extent provided by a Subadvisor, the board also reviewed information with respect to the Subadvisor's profitability in providing services to the Portfolios. The board did not consider such Subadvisor profitability information highly relevant as the subadvisory fees are paid by UBS Global AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of UBS PACE Money Market Investments. The board also noted that as of April 30, 2009, with the exception of UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Alternative Strategies Investments, UBS PACE Global Real Estate Securities Investments, UBS PACE High Yield Investments and UBS Global Fixed Income Investments for those Portfolios having breakpoints, each Portfolio's asset level exceeded its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS Global AM.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the breakpoints currently in place for the Portfolios, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

Other benefits to UBS Global AM and the Subadvisors—The board considered other benefits received by UBS Global AM and its affiliates as a result of their relationships with the Portfolios, including the opportunity to offer additional products and services to Portfolio shareholders. The board was informed by management that the Subadvisors' relationships with the subadvised Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of their relationships with the subadvised Portfolios, with the exception of possible benefits from soft dollars for the equity Portfolios (which would also potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of Portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS Global AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to "quintile" placement in Lipper expense group and performance universe categories. With respect to expenses, the first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable. With respect to performance, the first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance. Lipper quintile placement information is calculated on a share class basis. References to quintile placement appearing below relate to Class A shares, and the Board had information relevant to other share classes (e.g., Class P shares) during its considerations.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

UBS PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Delaware Management Company, Wellington Management Company, LLP, Marsico Capital Management, LLC and SSgA Funds Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-, three- and five-year periods and in the fourth quintile since inception. Management noted the Portfolio's improving performance relative to its Performance Universe over the short- and intermediate-term periods.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and that its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management explained that although the Portfolio's Contractual and Actual Management Fee were above the median for the Portfolio's Expense Group, the Portfolio's Actual Management Fee was close to the Expense Group's median and the Portfolio's total expenses were only slightly above the Expense Group's median. In addition, management noted that the Portfolio's total expenses were below the medians of a subset of the Portfolio's Expense Group that consisted of only sub-advised funds.

UBS PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Pzena Investment Management, LLC, Westwood Management Corporation and Institutional Capital LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and three-year periods and in the second quintile for the five-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the fourth quintile and its Actual Management Fee and total expenses were in the fifth quintile. Management noted that the Portfolio's Actual Management Fee and total expenses were slightly below the median of a subset of the Portfolio's Expense Group that consisted of only sub-advised funds.

UBS PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with Copper Rock Capital Partners, LLC, Palisade Capital Management L.L.C. and Riverbridge Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-year period, the third quintile for the three-year period and since inception and the fourth quintile for the five-year period. Management noted the Portfolio's improving performance relative

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

to its Performance Universe and that taking into account the Performance Group's volatility, the Portfolio's performance was close to the Performance Group's median for the five year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the third quintile and its total expenses were in the fourth quintile. Management noted that the Portfolio's Actual Management Fee and total expenses were below the median of a subset of the Portfolio's Expense Group that consisted of only sub-advised funds.

UBS PACE Small/Medium Co Value Equity Investments

Background—In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Buckhead Capital Management, LLC, Metropolitan West Capital Management, LLC and Systematic Financial Management L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one- and three-year periods and in the fourth quintile for the five-year period and since inception. Management noted the Portfolio's improving performance relative to its Performance Universe and that taking into account the Performance Group's volatility, the Portfolio's performance was close to the Performance Group's median for the five year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the second quintile and its Actual Management Fee was in the first quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Martin Currie Inc., Mondrian Investment Partners Ltd. and J.P. Morgan Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods and since inception and in the fourth quintile for the three-year period. Management noted to the board that although the Portfolio's three-year return was below the Portfolio's Performance Universe median, taking into account the volatility of the Portfolio's returns the three-year return was close to the median. In addition, Management noted the Portfolio's most recent improving performance relative to its Performance Universe.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile and its Actual Management Fee and total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

UBS PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Gartmore Global Partners and Mondrian Investment Partners Ltd., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one- and five-year periods, in the second quintile for the three-year period and in the fifth quintile since inception. Management noted the Portfolio's improving performance relative to its Performance Universe over the short- and intermediate-term periods and that earlier performance was primarily attributable to previous subadvisors.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the third quintile and its Actual Management Fee was in the fourth quintile, while its total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses were at the median of a subset of the Portfolio's Expense Group that consisted of only sub-advised funds.

UBS PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, LLC, Goldman Sachs Asset Management, L.P., First Quadrant L.P. and Wellington Management Company, LLP, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period and in the third-quintile for the three-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management discussed with the board the heterogeneous nature of the relatively small Lipper Expense Group Universe. In light of the complex strategies employed by the Portfolio, the board determined that the management fee and the subadvisory fees were reasonable in light of the nature, extent and quality of the services provided to the Portfolio.

UBS PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Goldman Sachs Asset Management, L.P., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fifth quintile for the one-year period and in the fourth quintile for the period since inception. Management believed that the main contributor to the Portfolio's underperformance was its defensive positioning when compared to its Performance Universe during a strong market rally in high risk real estate securities during a key portion of the year. Management stated that it would continue to closely monitor the Portfolio and the Subadvisor's ability to select securities that are expected to fare well through a market cycle.

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's total expenses, although in the fourth quintile, were close to the Portfolio's Expense Group's median and attributed its ranking in part to the relatively small size of the Portfolio versus peers.

UBS PACE Government Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the first quintile for the one-, three- and five-year periods and in the second quintile since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were in the fifth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. In making its determination, the board recognized that the Portfolio's Actual Management Fee was a significant cause of the Portfolio's high total expenses relative to its Expense Group; however, in light of the Portfolio's significant outperformance versus its peers, the board determined that the management fee and the subadvisory fees were satisfactory. Nonetheless, the board noted that it would continue to monitor the Portfolio's expenses over the next year.

UBS PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with MacKay Shields LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio was in the first quintile for the one-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and total expenses were in the fourth quintile, while its Actual Management Fee was in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. Management noted that the Portfolio's Actual Management Fee and total expenses were significantly lower than or very close to, respectively, the median of a subset of the Portfolio's Expense Group that consisted of only sub-advised funds.

UBS PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period, the second quintile for the three- and five-year periods and in

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

the fifth quintile since inception. Management noted the Portfolio's improving performance relative to its Performance Universe over the short- and intermediate-term periods and that its earlier performance was primarily attributable to previous subadvisors.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and its Actual Management Fee was in the third quintile and total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-year period, the third quintile for the three- and five-year periods, and the fourth quintile since inception. Management reminded the board of the portfolio management strategy changes made in 2007 and the Portfolio's improving performance over the short and intermediate periods.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and its total expenses were in the fourth quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

UBS PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the third quintile for the one-year period and in the second quintile for the three- and five-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the fifth quintile. Management believed that the Portfolio uses more complex strategies and investments in comparison with many other funds in its Expense Group.

UBS PACE Global Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the fourth quintile for the one-year period and the third quintile for the three- and five-year periods and since inception. Management believed that the primary cause of the Portfolio's relative underperformance

UBS PACE Select Advisors Trust

Board Approvals of Investment Management and Administration Agreement and Subadvisory Agreements (unaudited)

for the one-year period was the Portfolio's relative overweighting in the global financial services corporate debt sector in comparison to its Performance Universe, which consists of a number of funds which had larger sovereign debt exposure. Management noted that with the recent improvement in liquidity and greater visibility on the impact of global stimulus packages on the financial sector, the Portfolio's performance had recently improved.

Management and subadvisory fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were in the fourth quintile and its total expenses were in the second quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report. In reviewing the Portfolio's fees, the board noted that although the Actual Management Fees were slightly above the Portfolio's Expense Group median, the Portfolio's total expenses were slightly below the Expense Group median.

UBS PACE Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Lipper information showed that the Portfolio's performance was in the second quintile for the one-, three-, five- and ten-year periods and since inception.

Management fees and expense ratios—The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subadvisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in a private session with their independent legal counsel at which no representatives of UBS Global AM or the Subadvisors were present.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 29 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 62 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and IGT, Inc. (provides technology to gaming and wagering industry).

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded)
Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the President and Director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009), on which she had previously served from 2001 - 2007 (executive committee).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM-Americas region"). Prior to joining UBS Global AM-Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Caren Cunningham*; 50	Vice President and Assistant Secretary*	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2007). Prior to joining UBS Global AM-Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999 - 2006). Ms. Cunningham is a vice president and assistant secretary of UBS PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 20 other investment companies (consisting of 90 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM-Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM-Americas region (since 2004). He was deputy general counsel of UBS Global AM-Americas region (from July 2001 to July 2004). He has been secretary of UBS Global AM-Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM-Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM-Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM-Americas region (since 2005). Prior to joining UBS Global AM-Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice President and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM-Americas region. Prior to joining UBS Global AM-Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM-Americas region (since 2006). Prior to joining UBS Global AM-Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 36	Vice President	Since 2001	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of 4 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM-Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM-Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM-Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM-Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM-Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age unless the Trust's board, including a majority of its Independent Trustees, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers are appointed by the trustees and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

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UBS PACE Money Market
Investments

Annual Report
July 31, 2009

UBS PACE Money Market Investments

September 21, 2009

Dear Shareholder,

For the 12 months ended July 31, 2009, the Portfolio returned 0.81% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum UBS PACE program fee, the Portfolio declined 0.70%). In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 0.65%, and the Lipper Money Market Funds category posted a median return of 0.77%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

The 12-month reporting period was marked by some of the most challenging economic and market conditions in a generation. The bursting of the housing bubble, a severe credit crunch, lower business and consumer spending and surging unemployment caused the US economy to weaken significantly, with US gross domestic product declining in each quarter of the reporting period. Following the conclusion of the reporting period, however, signs of recovery were seen to be emerging. The Federal Reserve Board (the "Fed") issued a statement on August 12, 2009 acknowledging that the economy had stabilized. In that statement, the Fed wrote that it expects the US economy to remain weak for a time, noting that "economic activity is leveling out,"

UBS PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS PACE Money Market Investments

and adding that "conditions in financial markets have improved further in recent weeks".

The Fed reduced the federal funds rate on several occasions during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) When the reporting period began, the fed funds rate was 2.00%. The Fed then held rates steady, citing inflationary pressures on the back of soaring oil and food prices.

However, with the global financial crisis rapidly escalating and oil prices falling sharply, the Fed lowered rates on October 8, as the Fed joined several other central banks from around the world in a coordinated interest rate cut. This was followed by another rate reduction at the Fed's regularly scheduled meeting on October 29. Together, these cuts brought the federal funds rate to 1.00%. During its meeting on December 16, the Fed aggressively cut the fed funds rate to a range of 0.00% to 0.25%—a record low. The Fed maintained this historically low rate throughout the reporting period.

Portfolio Performance

Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Portfolio in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Portfolio's new subscriptions in shorter-dated money market securities maturing within one to three months.

At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Portfolio is generally able to hold up to 5.00% in any one security (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Portfolio highly diversified.

In terms of the securities that we emphasized, at the beginning of the reporting period, the Portfolio held a significant exposure to commercial paper and US government and agency obligations. As the period continued, we increased the Portfolio's exposure to asset-backed commercial paper. This move followed measures

2

UBS PACE Money Market Investments

taken by the Fed to improve the liquidity of asset-backed commercial paper in response to the turmoil in the credit markets. In addition, we increased the Portfolio's exposure to US government and agency obligations, while decreasing exposure to certificates of deposit and repurchase agreements over the period. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head—Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS PACE Money Market Investments Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 12 months ended July 31, 2009. The views and opinions in this letter were current as of September 21, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

3

UBS PACE Money Market Investments

A Note about the Temporary Guarantee Program for Money Market Funds

Following unprecedented turmoil in the credit markets, the US government announced the Temporary Guarantee Program for Money Market Funds (the "Program"). The Portfolio participated in the Program from the Program's inception in the fall of 2008 until it expired on September 18, 2009. Under the Program, the US Treasury guaranteed the share price of any publicly offered eligible money market mutual fund that applied and was accepted into it. Shareholders in money market funds enrolled in the Program were covered for the amounts they held as of the close of business on September 19, 2008 until September 18, 2009. The Portfolio did not encounter circumstances triggering a need to invoke the guarantee provided by the Program.

The Portfolio has maintained its net asset value ("NAV") of $1.00 per share* throughout the recent unprecedented turmoil and has continued to meet its stated goal, which is to provide current income consistent with preservation of capital and liquidity. We were pleased to have the Portfolio participate in the Program to provide an added level of protection for covered shareholders, until it expired. We want to reassure shareholders of the following:

•  The Portfolio holds very high-quality assets. While we consider rating agencies' credit ratings, we rely first and foremost on our own proprietary research, conducted by dedicated teams of credit analysts. This approach benefited the Portfolio in the volatile environment that prevailed during the reporting period.

•  UBS Global Asset Management (Americas) Inc. and its predecessor firms have been managing money market funds for

*  An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

4

UBS PACE Money Market Investments

more than 30 years; this is a key line of business for the firm, and we have dedicated significant resources to the management of the assets entrusted to us.

When the Program was introduced, it had an initial termination date of December 18, 2008. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares (valued at $1.00 per share for this purpose) as of September 19, 2008. This ensured Program coverage for the period from September 19, 2008 through December 18, 2008. The Program was extended twice—first through April 30, 2009, and then, finally, through September 18, 2009. The Portfolio paid additional fees calculated on the same basis, but at the rate of 0.015% for each of the two extension election periods, to continue to participate through September 18, 2009. This cost was absorbed by the Portfolio as a fund expense.

The Portfolio's yield did decline during the coverage period as a result of the Program participation fees through September 18, 2009.

5

UBS PACE Money Market Investments

Comparison of change in value of a $10,000 investment in the Portfolio and the 90-Day US T-Bill Index (unaudited)

The graph depicts the performance of UBS PACE Money Market Investments versus the 90-Day US T-Bill Index over the 10 years ended July 31, 2009. Past performance does not predict future performance and the performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. It is important to note that UBS PACE Money Market Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

6

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/09

	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	0.81%	2.94%	2.92%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	(0.70)%	1.41%	1.38%
90-Day US T-Bill Index[2]	0.65%	3.00%	3.04%
Lipper Money Market Funds median	0.77%	2.81%	2.77%

For UBS PACE Money Market Investments, average annual total returns for periods ended June 30, 2009, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, (0.53)%; 5-year period, 1.42%; 10-year period, 1.42%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended July 31, 2009 was 0.01% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.05)% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was (1.49)% after fee waivers and/or expense reimbursements; the yield was (1.55)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

7

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2009 to July 31, 2009.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

8

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

Class P	Beginning account value February 1, 2009	Ending account value July 31, 2009	Expenses paid during period[1] 02/01/09 to 07/31/09	Expense ratio during the period
Actual	$1,000.00	$1,000.60	$2.73	0.55%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.07	2.76	0.55

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

9

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/09
Net assets (mm)	$530.0
Number of holdings	92
Weighted average maturity	45 days
Portfolio composition[1]	07/31/09
Commercial paper	39.7%
US government and agency obligations	31.5
Repurchase agreements	14.1
Certificates of deposit	10.0
Short-term corporate obligations	3.2
Bank notes	2.5
Money market fund	1.9
Other assets less liabilities	(2.9)
Total	100.0%
Top 10 holdings[1]	07/31/09
Repurchase agreement with Deutsche Bank Securities, 0.190% due 08/03/09	9.2%
Repurchase agreement with Barclays Bank PLC, 0.180% due 08/03/09	4.7
Federal National Mortgage Association, 0.300% due 08/24/09	2.8
US Treasury Bills, 0.285% due 10/29/09	2.3
Federal Home Loan Bank, 0.650% due 09/10/09	1.9
Federal Home Loan Mortgage Corp., 0.620% due 08/03/09	1.9
Thames Asset Global Securitization No.1, 0.280% due 08/07/09	1.9
Federal Home Loan Mortgage Corp., 0.215% due 08/28/09	1.9
Federal Home Loan Bank, 0.210% due 08/17/09	1.9
Dexia Delaware LLC, 0.290% due 08/13/09	1.9
Total	30.4%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2009. The Portfolio is actively managed and its composition will vary over time.

10

UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
US government and agency obligations—31.50%
Federal Home Loan Bank
0.476%, due 08/13/09[1]	$5,000,000	$5,000,000
0.210%, due 08/17/09[2]	10,000,000	9,999,067
0.210%, due 08/21/09[2]	10,000,000	9,998,833
0.650%, due 09/10/09[1]	10,000,000	10,004,552
0.220%, due 09/28/09[2]	5,000,000	4,998,228
0.320%, due 12/21/09[2]	3,000,000	2,996,213
0.520%, due 06/01/10	3,000,000	2,999,083
Federal Home Loan Mortgage Corp.*
0.620%, due 08/03/09[1]	10,000,000	10,000,000
0.570%, due 08/17/09[2]	5,000,000	4,998,733
0.215%, due 08/28/09[1]	10,000,000	9,999,425
4.125%, due 11/30/09	7,000,000	7,042,350
0.350%, due 02/16/10[2]	5,000,000	4,990,326
0.520%, due 07/16/10[2]	5,000,000	4,974,794
Federal National Mortgage Association*
0.410%, due 08/03/09[1]	7,000,000	7,000,000
0.300%, due 08/24/09[2]	15,000,000	14,997,125
0.400%, due 10/13/09[1]	5,000,000	5,000,000
0.250%, due 10/26/09[2]	5,000,000	4,997,014
0.250%, due 11/16/09[2]	10,000,000	9,992,570
0.530%, due 12/21/09[2]	5,000,000	4,989,547
US Treasury Bills
0.180%, due 09/24/09[2]	10,000,000	9,997,300
0.285%, due 10/29/09[2,3]	12,000,000	11,991,545
0.235%, due 11/19/09[2]	10,000,000	9,992,820
Total US government and agency obligations (cost—$166,959,525)		166,959,525
Bank notes—2.54%
Banking-US—2.54%
Bank of America N.A.
1.207%, due 08/06/09[1]	5,000,000	5,000,000
HSBC Bank USA, Inc.
3.875%, due 09/15/09	2,470,000	2,471,632

11

UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
Bank notes—(concluded)
Banking-US—(concluded)
Wells Fargo Bank N.A.
0.389%, due 08/19/09[1]	$4,000,000	$4,000,000
Westpac Banking Corp.
0.593%, due 08/14/09[1]	2,000,000	2,000,000
Total bank notes (cost—$13,471,632)		13,471,632
Certificates of deposit—10.03%
Banking-non-US—9.09%
Bank of Nova Scotia
0.430%, due 11/17/09	1,600,000	1,597,936
1.100%, due 05/11/10	1,600,000	1,600,000
BNP Paribas
0.500%, due 11/25/09	3,000,000	3,000,000
Calyon N.A., Inc./New York
0.330%, due 11/02/09	5,000,000	5,000,000
0.530%, due 12/18/09	2,000,000	2,000,000
Canadian Imperial Bank of Commerce/Canada
0.250%, due 09/03/09	4,250,000	4,250,000
Lloyds TSB Bank PLC
0.460%, due 10/19/09	5,700,000	5,700,000
Natixis
0.650%, due 10/09/09	6,000,000	6,000,000
Rabobank Nederland NV
0.520%, due 12/07/09	1,000,000	1,000,000
Royal Bank of Canada
0.280%, due 08/24/09	5,000,000	5,000,000
Societe Generale
0.500%, due 02/01/10	2,000,000	2,000,000
Svenska Handelsbanken
0.350%, due 08/24/09	5,000,000	5,000,000
Toronto-Dominion Bank
1.150%, due 08/20/09	5,000,000	5,000,390
0.520%, due 01/25/10	1,000,000	1,000,343
		48,148,669

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-US—0.94%
Bank of America N.A.
0.400%, due 09/10/09	$5,000,000	$5,000,000
Total certificates of deposit (cost—$53,148,669)		53,148,669
Commercial paper[2]—39.68%
Asset backed-banking—0.94%
Atlantis One Funding
0.400%, due 09/09/09	5,000,000	4,997,833
Asset backed-miscellaneous—18.65%
Amsterdam Funding Corp.
0.320%, due 08/10/09	5,000,000	4,999,600
0.360%, due 09/18/09	5,000,000	4,997,600
Barton Capital LLC
0.250%, due 08/07/09	2,876,000	2,875,880
Chariot Funding LLC
0.250%, due 08/13/09	1,438,000	1,437,880
0.230%, due 08/25/09	5,000,000	4,999,234
Enterprise Funding Co. LLC
0.310%, due 10/05/09	5,000,000	4,997,202
Kitty Hawk Funding Corp.
0.380%, due 09/18/09	7,541,000	7,537,179
Market Street Funding LLC
0.350%, due 08/17/09	5,000,000	4,999,222
Ranger Funding Co. LLC
0.400%, due 08/18/09	8,000,000	7,998,489
0.300%, due 10/13/09	5,000,000	4,996,958
Regency Markets No. 1 LLC
0.280%, due 08/20/09	5,000,000	4,999,261
Sheffield Receivables Corp.
0.250%, due 08/25/09	5,000,000	4,999,167
Thames Asset Global Securitization No. 1
0.280%, due 08/07/09	10,000,000	9,999,533

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
Commercial paper[2]—(continued)
Asset backed-miscellaneous—(concluded)
Variable Funding Capital Corp.
0.280%, due 09/09/09	$4,000,000	$3,998,787
0.350%, due 09/28/09	10,000,000	9,994,361
Windmill Funding Corp.
0.260%, due 08/10/09	5,000,000	4,999,675
Yorktown Capital LLC
0.350%, due 10/09/09	5,000,000	4,996,646
0.300%, due 10/13/09	5,000,000	4,996,958
		98,823,632
Asset backed-securities—1.89%
Clipper Receivables Co. LLC
0.170%, due 08/03/09	5,000,000	4,999,953
0.300%, due 08/03/09	5,000,000	4,999,917
		9,999,870
Banking-non-US—1.51%
Dnb NOR ASA
1.000%, due 08/04/09	3,000,000	2,999,750
Svenska Handelsbanken
0.540%, due 08/05/09	5,000,000	4,999,700
		7,999,450
Banking-US—13.39%
ANZ (Delaware), Inc.
0.500%, due 08/10/09	5,000,000	4,999,375
Calyon N.A., Inc.
0.400%, due 09/01/09	5,000,000	4,998,278
0.540%, due 01/19/10	2,000,000	1,994,870
Danske Corp.
0.270%, due 08/03/09	3,000,000	2,999,955
0.310%, due 08/17/09	5,000,000	4,999,311
0.350%, due 10/09/09	5,000,000	4,996,646

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
Commercial paper[2]—(concluded)
Banking-US—(concluded)
Deutsche Bank Financial LLC
0.300%, due 10/27/09	$2,000,000	$1,998,550
Dexia Delaware LLC
0.290%, due 08/13/09	10,000,000	9,999,034
ING (US) Funding LLC
0.250%, due 08/11/09	4,000,000	3,999,722
0.400%, due 08/17/09	5,000,000	4,999,111
0.400%, due 09/02/09	5,000,000	4,998,222
Morgan (J.P.) Chase Funding, Inc.
0.310%, due 09/03/09	10,000,000	9,997,158
Natexis Banques Populaires US Finance Co. LLC
0.260%, due 08/31/09	5,000,000	4,998,917
Societe Generale N.A., Inc.
0.600%, due 08/06/09	5,000,000	4,999,583
		70,978,732
Brokerage—0.94%
RBS Holdings USA, Inc.
0.160%, due 08/03/09	5,000,000	4,999,956
Finance-captive automotive—0.57%
Toyota Motor Credit Corp.
0.280%, due 08/12/09	3,000,000	2,999,743
Food/beverage—0.28%
Nestle Capital Corp.
0.650%, due 02/16/10	1,500,000	1,494,610
Pharmaceuticals—1.51%
Pfizer, Inc.
0.230%, due 08/20/09	5,000,000	4,999,393
0.320%, due 11/03/09	3,000,000	2,997,493
		7,996,886
Total commercial paper (cost—$210,290,712)		210,290,712

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
Short-term corporate obligations—3.17%
Banking-non-US—1.32%
Lloyds TSB Group PLC
1.286%, due 08/07/09[1,4]	$5,000,000	$5,000,000
Nordea Bank AB
0.717%, due 09/24/09[1,4]	2,000,000	2,000,000
		7,000,000
Banking-US—1.47%
HSBC Bank USA, Inc.
0.925%, due 10/14/09[1]	4,000,000	4,000,000
Wells Fargo & Co.
0.782%, due 09/23/09[1]	3,800,000	3,802,304
		7,802,304
Finance-noncaptive consumer—0.38%
General Electric Capital Corp.
0.580%, due 10/20/09[1]	2,000,000	1,999,363
Total short-term corporate obligations (cost—$16,801,667)		16,801,667
Repurchase agreements—14.13%
Repurchase agreement dated 07/31/09 with Barclays Bank PLC, 0.180% due 08/03/09, collateralized by $25,534,000 Federal Home Loan Bank obligations, zero coupon due 01/08/10; (value—$25,500,806); proceeds: $25,000,375	25,000,000	25,000,000
Repurchase agreement dated 07/31/09 with Deutsche Bank Securities, 0.190% due 08/03/09, collateralized by $40,000,000 Federal Home Loan Bank obligations, 3.000% due 06/11/10, $6,631,000 Federal National Mortgage Association obligations, 6.125% due 08/17/26 and $6,603,000 Resolution Funding Principal Strips, zero coupon due 04/15/30; (value—$49,980,300); proceeds: $49,000,776	49,000,000	49,000,000

16

UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 07/31/09 with State Street Bank & Trust Co., 0.010% due 08/03/09, collateralized by $882,425 US Treasury Bills, zero coupon due 08/27/09 to 09/10/09; (value—$882,336); proceeds: $865,001	$865,000	$865,000
Total repurchase agreements (cost—$74,865,000)		74,865,000
	Number of shares
Investment of cash collateral from securities loaned—1.87%
Money market fund—1.87%
UBS Private Money Market Fund LLC[5]
(cost—$9,894,000)	9,894,000	9,894,000
Total investments (cost—$545,431,205 which approximates cost for federal income tax purposes)—102.92%		545,431,205
Liabilities in excess of other assets—(2.92)%		(15,472,696)
Net assets (applicable to 529,948,181 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$529,958,509

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable rate security. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of July 31, 2009, and reset periodically.

2  Rates shown are the discount rates at date of purchase.

3  Security, or portion thereof, was on loan at July 31, 2009.

4  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.32% of net assets as of July 31, 2009, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

17

UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

5  The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2009.

Security description	Value at 07/31/08	Purchases during the year ended 07/31/09	Sales during the year ended 07/31/09	Value at 07/31/09	Net income earned from affiliate for the year ended 07/31/09
UBS Private Money Market Fund LLC	$0	$151,079,000	$141,185,000	$9,894,000	$5,504

The following is a summary of the fair valuations used as of July 31, 2009 in valuing the Portfolio's investments:

Measurements at 07/31/09
	Quoted prices in active markets for identical investments (Level 1)	Significant other observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$166,959,525	$—	$166,959,525
Bank notes	—	13,471,632	—	13,471,632
Certificates of deposit	—	53,148,669	—	53,148,669
Commercial paper	—	210,290,712	—	210,290,712
Short-term corporate obligations	—	16,801,667	—	16,801,667
Repurchase agreements	—	74,865,000	—	74,865,000
Investment of cash collateral from securities loaned	—	9,894,000	—	9,894,000
Total	$—	$545,431,205	$—	$545,431,205

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UBS PACE Money Market Investments

Statement of net assets—July 31, 2009

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	86.7%
Canada	3.4
France	3.3
United Kingdom	2.9
Sweden	2.2
Norway	0.5
Japan	0.5
Switzerland	0.3
Netherlands	0.2
Total	100.0%

Weighted average maturity—45 days

See accompanying notes to financial statements
19

UBS PACE Money Market Investments

Statement of operations

For the year ended July 31, 2009
Investment income:
Interest	$8,987,395
Affiliated securities lending income	5,504
8,992,899
Expenses:
Transfer agency and related services fees	2,735,628
Investment management and administration fees	2,298,428
Reports and notices to shareholders	349,482
US Treasury Temporary Guarantee Program Participation fees	197,324
Professional fees	101,796
Custody and accounting fees	91,158
State registration fees	48,364
Trustees' fees	18,245
Insurance expense	15,524
Other expenses	10,870
5,866,819
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,987,435)
Net expenses	3,879,384
Net investment income	5,113,515
Net realized gain from investment activities	43,603
Net increase in net assets resulting from operations	$5,157,118

Statement of changes in net assets

	For the years ended July 31,
	2009	2008
From operations:
Net investment income	$5,113,515	$16,388,771
Net realized gains from investment activities	43,603	42,669
Net increase in net assets resulting from operations	5,157,118	16,431,440
Dividends and distributions to shareholders from:
Net investment income	(5,113,515)	(16,388,771)
Net realized gains from investment activities	(75,184)	—
Total dividends and distributions to shareholders	(5,188,699)	(16,388,771)
From beneficial interest transactions:
Net increase in net assets from beneficial interest transactions	6,747,394	114,637,685
Net increase in net assets	6,715,813	114,680,354
Net assets:
Beginning of year	523,242,696	408,562,342
End of year	$529,958,509	$523,242,696
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
20

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	For the years ended July 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.008	0.033	0.048	0.038	0.018
Dividends from net investment income	(0.008)	(0.033)	(0.048)	(0.038)	(0.018)
Distributions from net realized gains from investment activities	(0.000)[1]	—	—	—	—
Total dividends and distributions	(0.008)	(0.033)	(0.048)	(0.038)	(0.018)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.81%	3.40%	4.86%	3.89%	1.80%
Ratios/supplemental data:
Net assets, end of year (000's)	$529,959	$523,243	$408,562	$342,573	$227,528
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.59%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.89%	0.93%	0.92%	0.99%	0.97%
Net investment income to average net assets	0.78%	3.27%	4.75%	3.89%	1.85%

1  Amount of distribution paid represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

See accompanying notes to financial statements
21

UBS PACE Money Market Investments

Notes to financial statements

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACESM Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

22

UBS PACE Money Market Investments

Notes to financial statements

Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

On August 1, 2008, the Portfolio adopted the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of FAS 157, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

23

UBS PACE Money Market Investments

Notes to financial statements

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal

24

UBS PACE Money Market Investments

Notes to financial statements

tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2009, the Portfolio is owed $17,719 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2009 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

25

UBS PACE Money Market Investments

Notes to financial statements

At July 31, 2009, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012
$4,355,534	$1,199,238	$1,426,962	$1,729,334

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the year ended July 31, 2009, UBS Global AM voluntarily waived and/or reimbursed expenses of $258,101 for that purpose.

For the year ended July 31, 2009, UBS Global AM waived fees/reimbursed expenses of $1,987,435.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the year ended July 31, 2009, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $184,331,956. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount

26

UBS PACE Money Market Investments

Notes to financial statements

of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc., provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Portfolio's transfer agent, and is compensated for these services by PNC, not the Portfolio.

For the year ended July 31, 2009, UBS Financial Services, Inc. received from PNC, not the Portfolio, $1,367,378 of the total transfer agency and related services fees paid by the Portfolio to PNC.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Until November 12, 2008, UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers had been approved as borrowers under the Portfolio's securities lending program. As of November 12, 2008 State Street Bank & Trust Company is the Portfolio's lending agent. Prior to

27

UBS PACE Money Market Investments

Notes to financial statements

November 12, 2008, UBS Securities LLC was the Portfolio's lending agent. For the period August 1, 2008 through November 11, 2008, UBS Securities LLC did not earn any compensation as the Portfolio's lending agent since no securities were loaned during that period. At July 31, 2009, the Fund had securities on loan having a market value of $9,695,781.

Other liabilities and components of net assets

At July 31, 2009, the Portfolio had the following liabilities outstanding:

Payable for cash collateral from securities loaned	$9,894,000
Payable for shares of beneficial interest repurchased	4,487,995
Payable for investments purchased	1,999,847
Dividends payable to shareholders	2,574
Other accrued expenses*	516,984

* Excludes investment management and administration fees.

At July 31, 2009, the components of net assets were as follows:

Accumulated paid in capital	$529,948,020
Accumulated net realized gains from investment activities	10,489
Net assets	$529,958,509

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2009 and July 31, 2008 was ordinary income.

28

UBS PACE Money Market Investments

Notes to financial statements

At July 31, 2009 the components of accumulated earnings on a tax basis was undistributed ordinary income of $13,063.

As of and during the year ended July 31, 2009, the Portfolio did not have any liabilities for any unrecognized tax positions. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2009, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the years ended July 31,
	2009	2008
Shares sold	993,352,180	687,863,695
Shares repurchased	(992,040,001)	(589,650,962)
Dividends reinvested	5,435,215	16,424,952
Net increase in shares outstanding	6,747,394	114,637,685

US Treasury Temporary Guarantee Program for Money Market Funds

The Portfolio participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of mutual funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Portfolio bore the cost of participating in this program, as this is not an expense borne by the Portfolio's advisor. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial

29

UBS PACE Money Market Investments

Notes to financial statements

coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. In April, the program was extended a final time, providing coverage through September 18, 2009. The Portfolio paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Subsequent events

In accordance with the provisions set forth in FAS 165 "Subsequent Events," management has evaluated the effect of subsequent events on the Portfolio's financial statements through September 25, 2009. Management has determined that there are no material subsequent events that would require disclosure in the Portfolio's financial statements through this date.

30

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of
UBS PACE Select Advisors Trust

We have audited the accompanying statement of net assets of UBS PACE Money Market Investments (one of the series comprising UBS PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

31

UBS PACE Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PACE Money Market Investments at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
September 25, 2009

32

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, UBS PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2008 as short-term capital gain dividends.

33

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Background—At a meeting of the board of UBS PACESM Select Advisors Trust (the "Trust") on July 15-16, 2009, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administrative Agreement") between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and the Trust, on behalf of UBS PACE Money Market Investments (the "Portfolio"). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives to the Portfolio. The Independent Trustees discussed the materials initially provided by management prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Trustees met in session with their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS Global AM. The board also considered the nature, extent and quality of administrative,

34

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

distribution, and shareholder services performed by UBS Global AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Portfolio's affairs and UBS Global AM's role in coordinating providers of other services to the Portfolio. The board's evaluation of the services provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had information regarding the qualifications, backgrounds and responsibilities of the Portfolio's senior personnel at UBS Global AM and had received information regarding the person primarily responsible for the day-to-day portfolio management of the Portfolio and recognized that the Portfolio's senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Portfolio's performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management

35

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee"). The board considered that UBS Global AM had entered into an agreement with the Portfolio under which UBS Global AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2009 (excluding extraordinary items, dividend expense, borrowing costs and/or interest expense, if any) would not exceed a specified limit. The board also considered that the Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS Global AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data (the

36

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

"Expense Group"). A discussion of the board's considerations with respect to the Portfolio's fees is set forth below.

In connection with its consideration of the Portfolio's management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Portfolio's Contractual Management Fee was in the second quintile, its Actual Management Fee was in the first quintile and its total expenses were in the third quintile in the Portfolio's Expense Group for the comparison periods utilized in the Lipper report.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30, 2009. The board was provided with a description of the methodology Lipper used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also considered UBS Global AM's statement that while management believed that the Lipper peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the Portfolio. The board also noted

37

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Lipper information showed that the Portfolio's performance was in the second quintile for all comparative periods.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

Generally, in light of UBS Global AM's profitability data, the Actual Management Fee and the Contractual Management Fee, the board believed that UBS Global AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

38

UBS PACE Money Market Investments

Board approval of investment management and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS Global AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

39

UBS PACE Money Market Investments

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustee

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Meyer Feldberg††; 67 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 29 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

40

UBS PACE Money Market Investments

Supplemental information (unaudited)

41

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).	Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Alan S. Bernikow; 68 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Richard R. Burt; 62 McLarty Associates 900 17th Street, 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and IGT, Inc. (provides technology to gaming and wagering industry).

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

42

UBS PACE Money Market Investments

Supplemental information (unaudited)

43

UBS PACE Money Market Investments

Supplemental information (unaudited)

Independent Trustees (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman), and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009), on which she had previously served from 2001-2007 (executive committee).	Ms. Higgins is a director or trustee of 17 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

44

UBS PACE Money Market Investments

Supplemental information (unaudited)

45

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

46

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Caren Cunningham*; 50	Vice President and Assistant Secretary*	Since 2007	Ms. Cunningham is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, she was vice president and senior legal manager (distribution) of Pioneer Investment Management Limited (from 2005 to 2006). Prior to that Ms. Cunningham was assistant general counsel of Fidelity Investments (1999-2006). Ms. Cunningham is a vice president and assistant secretary of UBS PACE Select Advisors Trust (consisting of 15 portfolios) and an assistant secretary of 20 other investment companies (consisting of 90 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 43	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

47

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 44	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 51	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas region (from July 2001 to July 2004). He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

48

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 1999	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

49

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice President and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

50

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy D. Osborn*; 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 36	Vice President	Since 2001	Mr. Sabatino is an executive director (since 2007) (prior to which he was a director) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). From 1995 to 2001 he was a portfolio manager at Merrill Lynch Investment Managers responsible for the management of several retail and institutional money market funds. Mr. Sabatino is a vice president of 4 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

51

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

52

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

53

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. (since 2004). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

54

UBS PACE Money Market Investments

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 2000	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each trustee holds office for an indefinite term. Each trustee who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age unless the Trust's board, including a majority of its Independent Trustees, determines to grant a waiver of the retirement policy with respect to a specified individual for a set period of time. The retirement policy has been waived with respect to Mr. Armstrong, the Chairman of the Board, until 2011. Officers are appointed by the trustees and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

55

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56

Trustees

Richard Q. Armstrong Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai R. Sotorp President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, New York 10019-6114

Principal Underwriter

UBS Global Asset Management (US) Inc. 51 West 52nd Street New York, New York 10019-6114

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

51 West 52nd Street

New York, New York 10019-6114

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended July 31, 2009 and July 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $854,350 and $814,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2009 and July 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $60,099 and $43,000, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements and (2) review of the consolidated 2008, 2007 and 2006 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2009 and July 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $276,980 and $263,100, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2009 and July 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)   Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                 Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2009 and July 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2009 and July 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2009 and July 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2009 and July 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2009 and July 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2009 and July 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended July 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended July 31, 2009 and July 31, 2008, the aggregate fees billed by E&Y of $2,376,239 and $2,008,498, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$337,079	$306,100
Non-Covered Services	2,039,160	1,702,398

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	October 9, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 9, 2009